UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	August 31, 2007

Date of reporting period:	August 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Columbia Funds

Annual Report – August 31, 2007

■   Columbia International Stock Fund

■   Columbia Mid Cap Growth Fund

■   Columbia Small Cap Growth Fund I

■   Columbia Real Estate Equity Fund

■   Columbia Technology Fund

■   Columbia Strategic Investor Fund

■   Columbia Balanced Fund

■   Columbia Oregon Intermediate Municipal Bond Fund

■   Columbia Conservative High Yield Fund

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

Table of Contents

Economic Update	1

Columbia International Stock Fund	2

Columbia Mid Cap Growth Fund	7

Columbia Small Cap Growth Fund I	12

Columbia Real Estate Equity Fund	17

Columbia Technology Fund	22

Columbia Strategic Investor Fund	27

Columbia Balanced Fund	32

Columbia Oregon Intermediate Municipal Bond Fund	37

Columbia Conservative High Yield Fund	42

Financial Statements	47

Investment Portfolios	48

Statements of Assets and Liabilities	96

Statements of Operations	100

Statements of Changes in Net Assets	104

Financial Highlights	117

Notes to Financial Statements	155

Report of Independent Registered Public Accounting Firm	173

Unaudited Information	174

Fund Governance	175

Important Information About This Report	181

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Every six months, you receive a shareholder report for your Columbia Funds investment. We strive to bring you the information you need to make intelligent, informed investment decisions, in an attractive, easy-to-understand format.

We know that for many investors the information contained in shareholder reports can seem very technical, so we would like to take this opportunity to walk you through some of the sections in the beginning of your shareholder report, explain their purpose and point out some of the highlights we think you'll find useful. In future reports, we will discuss how to use the financial statements in your shareholder reports.

Performance Information

One of the first sections in your shareholder report is the Performance Information section, which contains several tables that illustrate how your fund has performed over time. These tables can be very useful for evaluating how your fund has performed versus its benchmark, though it's important to remember that past performance is not an indicator of future results.

Understanding Your Expenses

This section explains the ongoing costs associated with your Columbia Funds investment. It includes both general information about mutual fund expenses and specific information pertinent to your fund.

You can use the information to estimate the expenses you paid over the reporting period. You will need your account balance at the end of the period, which can be found by checking your most recent account statement, logging onto your account at www.columbiafunds.com, calling our service center at 800.345.6611 or contacting your financial advisor. Once you have your balance, the section explains how to calculate your estimated expenses step by step.

Portfolio Manager's Report

The Portfolio Manager's Report is where you will find your portfolio manager's thoughts on what happened during the reporting period. Commentary from your portfolio manager(s) includes a summary of the fund's performance, along with a comparison of the fund's performance versus the relevant peer group and benchmark indices.

The portfolio manager will also discuss market conditions that impacted the fund, as well as the investment strategy during the period. Please note: In semiannual reports, the portfolio manager's comments are included in the Fund Profile section.

Other Information

Every shareholder report includes a page containing "Important Information About This Report," which includes instructions for requesting additional copies of the shareholder report, as well as contact information for the fund's Transfer Agent, Distributor and Investment Advisor.

Annual reports contain additional information, such as an independent registered public accounting firm's report and biographies of the fund's trustees and officers. This information is not included in semiannual reports.

Shareholder reports can be delivered to you electronically through our eDelivery service. Using eDelivery can help your fund save money while at the same time preserve precious natural resources. For even more information about your fund, visit our web site at www.columbiafunds.com. There you will find prospectuses, shareholder reports and fund fact sheets for the funds in the Columbia Funds family.

We hope this guide to your shareholder report will help you get the most out of this important resource. Thank you for your business, and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Columbia Funds

Despite an uptick early in 2007, the US economy experienced subpar growth for most of the 12-month period that began September 1, 2006 and ended August 31, 2007. An already fragile housing sector struggled to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets, and higher industrial metals prices drove up manufacturing costs. Job growth sagged during the early summer months. Consumer spending growth tracked lower in the final months of the period, and consumer confidence retreated from a six-year high. Despite the disappointments, gross domestic product is expected to advance approximately 2.3% for the second half of 2007—a respectable pace, even if it is somewhat below average.

In mid-August, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate—the rate at which the Fed loans money to member banks. As the period ended, the Fed was expected to cut another key short-term rate—the federal funds rate—to further loosen the reins on credit and inspire confidence, both at home and abroad.1

Despite volatility, stocks advanced broadly

Against a shifting economic backdrop, corporate profits were better than expected in the first half of 2007 and the US stock market staged a broad rally that took all major stock market averages higher for the 12-month period. However, the volatility that rocked the credit markets midway through the summer spilled over to the stock market and claimed some of its earlier gains. The S&P 500 Index returned 15.13%. Large- and mid-cap stocks outperformed small-cap stocks, as measured by their respective Russell indices. Growth stocks outperformed value stocks by a significant margin.

Stock markets outside the US did even better, as measured by the MSCI EAFE Index, which gained 18.71% for the period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI China Index rose 102.73% as demand for exports as well as domestic infrastructure expansion continued.

Bonds delivered respectable gains

The US bond market seesawed during the 12-month period. Early in the period, as investors anticipated a Fed rate cut, bond prices rose and yields declined across the maturity spectrum. However, a rate cut became less likely when the economy perked up in the second quarter of 2007, sending bond prices lower while yields rose. Then, in the final months of the period, yields fell and higher quality bond prices rose as investors retreated from riskier investments to the safety of the US Treasury market. The benchmark 10-year US Treasury yield ended the period at 4.53%, which was lower than a year ago. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned a respectable 5.26%. High-yield bonds continued to lead the fixed-income markets. However, their gains were cut short near the end of the period. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 6.45%.

1On September 18, 2007, the Fed lowered the federal funds rate by one half a percent to 4.75%, and further reduced the discount rate to 5.25%.

Summary

For the 12-month period that ended August 31, 2007

■   The broad US stock market, as measured by the S&P 500 Index, returned 15.13%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

S&P Index	MSCI Index

■   Despite volatility, the Lehman Brothers U.S. Aggregate Bond Index delivered a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the US fixed-income markets.

Lehman Index	Merrill Lynch Index

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Fund Profile – Columbia International Stock Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/07

+18.46%

Class A shares (without sales charge)

+18.71%

MSCI EAFE Index

+23.00%

MSCI All Country World ex U.S. Index

Morningstar Style Box

Summary

■   For the 12-month period that ended August 31, 2007, the fund's Class A shares returned 18.46% without sales charge.

■   The fund performed in line with its benchmark, the MSCI EAFE Index, but fell short of its other benchmark, the MSCI All Country World ex U.S. Index.1

■   Investments in China and Germany had the biggest positive impact on return. An overweight in energy detracted from performance.

Portfolio Management

Fred Copper, lead manager of the fund, has managed or co-managed the fund since October 2005 and has been with the advisor, or its predecessors or affiliate organizations since 2005.

Jasmine (Weili) Huang has co-managed the fund since May 2006 and has been with the advisor, or its predecessors or affiliate organizations since 2003.

Timothy R. Anderson has co-managed the fund since May 2006 and has been with the advisor since 2006.

Paul J. DiGiacomo has co-managed the fund since May 2006 and has been with the advisor since 2006.

Daisuke Nomoto has co-managed the fund since May 2006 and has been with the advisor, or its predecessors or affiliate organizations since 2005.

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI All Country (AC) World ex U.S. Index is an index of global stock market performance that includes developed and emerging markets but excludes the US. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 08/31/2007.

Performance Information – Columbia International Stock Fund

Growth of a $10,000 investment 09/01/97 – 08/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia International Stock Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI All Country (AC) World ex U.S. Index is an index of global stock market performance that includes developed and emerging markets but excludes the US. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/97 – 08/31/07 ($)

Sales charge	without	with
Class A	21,300	20,069
Class B	20,492	20,492
Class C	20,576	20,576
Class Z	21,723	n/a

Average annual total return as of 08/31/07 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		10/01/92
Sales charge	without	with	without	with	without	with	without
1-year	18.46	11.65	17.54	12.54	17.59	16.59	18.73
5-year	16.11	14.75	15.22	14.99	15.31	15.31	16.57
10-year	7.85	7.21	7.44	7.44	7.48	7.48	8.07

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	24.57	17.40	23.60	18.60	23.61	22.61	24.92
5-year	19.87	18.47	18.93	18.73	19.03	19.03	20.36
10-year	7.69	7.06	7.27	7.27	7.31	7.31	7.91

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would have been lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Classes A and B share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Classes A, B, and C would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.34
Class B	2.09
Class C	2.09
Class Z	1.09

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia International Stock Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

A minimum account balance fee of $20 that is charged once per year may be assessed if the value of your account falls below the minimum initial investment applicable to you. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/07 – 08/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,055.10	1,018.90	6.47	6.36	1.25
Class B	1,000.00	1,000.00	1,050.92	1,015.12	10.34	10.16	2.00
Class C	1,000.00	1,000.00	1,051.22	1,015.12	10.34	10.16	2.00
Class Z	1,000.00	1,000.00	1,056.31	1,020.16	5.18	5.09	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia International Stock Fund

For the 12-month period that ended August 31, 2007, Columbia International Stock Fund Class A shares returned 18.46% without sales charge. The fund's return was in line with the 18.71% return of its benchmark, the MSCI EAFE Index, and less than the 23.00% return of its other benchmark, the MSCI All Country World ex U.S. Index.1 It was less than the 19.29% average return of its peer group, the Morningstar Foreign Large Blend Funds Category.2 The fund's exposure to China and Germany drove the fund's positive performance. An underweight in Australia, a market that rose substantially because of the global demand for raw materials, detracted from results.

Companies tied to global growth were portfolio leaders

Over the period, we favored companies that we believed would benefit from global economic growth and the massive infrastructure development in the emerging markets. In China, two of the biggest contributors to performance were Yanzhou Coal Mining Co., Ltd. and China Mobile Ltd., the country's biggest telecommunications company. The stocks of both companies rose because of robust demand for their products.

An emphasis on Germany, one of the best-performing markets, also contributed substantially to return. After implementing more market friendly policies over the past couple of years, Germany has become a leading global competitor, and many of its engineering and technology companies are at the heart of an infrastructure development and capital spending boom taking place throughout the world. Individual stocks in Europe that aided results included: Volvo AB, a manufacturer of trucks and earth-moving equipment; Salzgitter AG, a German steel company, which benefited from a run-up in steel prices and from the spin off of one of its subsidiaries; and JM AB, a Swedish homebuilder that was buoyed by rising prices in a strong housing market.

The US subprime mortgage problem had a ripple effect in Europe

Early in the period, we used the market volatility that was triggered by problems in the US subprime mortgage market to invest in certain European banks that had declined but that had little exposure to subprime mortgages. In August, market volatility increased when it appeared that the subprime mortgage debacle would lead to a credit crunch in which consumers and businesses would have difficulty obtaining bank loans. Because investors became concerned that tighter credit policies would lead to a slowdown in global economic growth, they sold riskier and more cyclically oriented stocks. As a result, some of the portfolio's European banks lost value. We continue to hold these stocks, because we believe their long-term prospects are attractive.

Despite rising energy prices, the energy sector underperformed the other benchmark sectors during the period and the fund lost ground relative to the indices because of

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI All Country (AC) World ex U.S. Index is an index of global stock market performance that includes developed and emerging markets but excludes the US. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/07 ($)

Class A	19.93
Class B	19.40
Class C	19.49
Class Z	20.09

Distributions declared per share

09/01/06 – 08/31/07 ($)

Class A	2.26
Class B	2.12
Class C	2.12
Class Z	2.31

Portfolio Managers' Report (continued) – Columbia International Stock Fund

Top 5 countries

as of 08/31/07 (%)

Japan	21.3
United Kingdom	13.3
Germany	10.1
France	8.7
Switzerland	8.6

Top 10 holdings

as of 08/31/07 (%)

Total SA	2.1
Nokia Oyj	2.0
Novartis AG	1.9
BASF AG	1.8
Banco Santander SA	1.8
E. On AG	1.8
Banco Bilbao Vizcaya Argentaria SA	1.6
BNP Paribas	1.5
Credit Suisse Group	1.4
Barclays PLC	1.4

Holdings discussed in this report

as of 08/31/07 (%)

Yanzhou Coal Mining Co., Ltd.	0.7
China Mobile Ltd.	0.7
Volvo AB	0.7
Salzgitter AG	1.2
JM AB	0.3
Randstad Holding NV	0.9

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

its overweight in energy. However, the portfolio's individual energy stocks delivered solid returns. Individual stocks that detracted from performance included PartyGaming PLC, a UK-based on-line poker company. After the United States passed legislation that prohibits financial institutions from processing on-line gaming transactions, PartyGaming's revenues declined about 70%. We sold the stock. Randstad Holding NV, a temporary employment agency headquartered in the Netherlands, was also disappointing because of a slowdown in business in the United States and in Germany. Randstad Holding NV remains in the portfolio.

The global environment for stocks appears attractive

Looking ahead, we have a favorable opinion regarding the global backdrop for stocks. Interest rates, though rising, are relatively low and inflation appears contained, which bodes well for monetary policies. We believe that global growth has the potential to remain relatively strong. We are carefully monitoring events in France. The new government was elected on a labor reform platform, and we believe that France could be a source of attractive opportunities should the government implement market friendly policies similar to those instituted in Germany. We also believe that the build-out of the infrastructure in the emerging markets is likely to continue to be a theme in the portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Fund Profile – Columbia Mid Cap Growth Fund

Summary

■   For the 12-month period that ended August 31, 2007, the fund's Class A shares returned 21.24% without sales charge.

■   The fund outperformed both of its benchmarks, the Russell Midcap Growth Index and the Russell Midcap Index,1 and its return was higher than the average return of its peer group, the Morningstar Mid Cap Growth Category.2

■   Strong stock selection in all areas drove the fund's performance. Holdings in the telecommunications and industrials sectors provided an additional boost to returns, as did an emphasis on energy stocks.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been with the advisor, or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006 and has been with the advisor, or its predecessors or affiliate organizations since 2004.

1The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 08/31/2007.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/07

+21.24%

Class A shares (without sales charge)

+19.31%

Russell Midcap Growth Index

+16.18%

Russell Midcap Index

Morningstar Style Box

Performance Information – Columbia Mid Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.26
Class B	2.01
Class C	2.01
Class R	1.51
Class T	1.31
Class Z	1.01

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 09/01/97 – 08/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/97 – 08/31/07 ($)

Sales charge	without	with
Class A	21,425	20,193
Class B	20,659	20,659
Class C	20,703	20,703
Class R	21,335	n/a
Class T	21,439	20,206
Class Z	21,770	n/a

Average annual total return as of 08/31/07 (%)

Share class	A		B		C		R	T		Z
Inception	11/01/02		11/01/02		10/13/03		01/23/06	11/01/02		11/20/85
Sales charge	without	with	without	with	without	with	without	without	with	without
1-year	21.24	14.27	20.33	15.33	20.33	19.33	20.93	21.17	14.18	21.49
5-year	13.85	12.51	13.02	12.77	13.07	13.07	13.75	13.86	12.52	14.21
10-year	7.92	7.28	7.53	7.53	7.55	7.55	7.87	7.92	7.29	8.09

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		R	T		Z
Sales charge	without	with	without	with	without	with	without	without	with	without
1-year	26.49	19.22	25.51	20.51	25.50	24.50	26.15	26.41	19.16	26.79
5-year	16.29	14.92	15.43	15.20	15.48	15.48	16.19	16.31	14.94	16.67
10-year	8.06	7.43	7.67	7.67	7.69	7.69	8.02	8.07	7.44	8.24

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would have been lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares and Class Z shares are each sold only at net asset value, and have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Classes A, B, and T (newer class shares) share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). The returns for Class R include the returns of Class A prior to 01/23/06, the date on which Class R was initially offered by the fund. The returns shown for Class R also include the performance of Class Z prior to the inception of Class A (11/01/02). If differences in expenses had been reflected, the returns would have been lower, since the Class R shares are subject to a higher Rule 12b-1 fee than Class A shares. Class Z share returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Classes A, B, C, R, and T would have been lower.

Understanding Your Expenses – Columbia Mid Cap Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

A minimum account balance fee of $20 that is charged once per year may be assessed if the value of your account falls below the minimum initial investment applicable to you. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/07 – 08/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,076.32	1,019.26	6.18	6.01	1.18
Class B	1,000.00	1,000.00	1,072.49	1,015.48	10.08	9.80	1.93
Class C	1,000.00	1,000.00	1,072.39	1,015.48	10.08	9.80	1.93
Class R	1,000.00	1,000.00	1,075.41	1,018.00	7.48	7.27	1.43
Class T	1,000.00	1,000.00	1,076.22	1,019.00	6.44	6.26	1.23
Class Z	1,000.00	1,000.00	1,077.88	1,020.52	4.87	4.74	0.93

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Mid Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/07 ($)

Class A	27.51
Class B	26.47
Class C	26.53
Class R	27.39
Class T	27.53
Class Z	27.93

Distributions declared Per Share

09/01/06 – 08/31/07 ($)

Class A	1.46
Class B	1.46
Class C	1.46
Class R	1.46
Class T	1.46
Class Z	1.51

For the 12-month period that ended August 31, 2007, Columbia Mid Cap Growth Fund Class A shares returned 21.24% without sales charge. The fund's benchmarks, the Russell Midcap Growth Index returned 19.31% and the Russell Midcap Index returned 16.18% for the same period.1 The fund's return was higher than the 20.98% average return of its peer group, the Morningstar Mid-Cap Growth Funds Category.2 The fund benefited from strong stock selection across the board, led by holdings in the telecommunications and industrials sectors. An emphasis on energy stocks also helped returns.

Mass market adoption of wireless technology was an investment theme

Holdings in the telecommunications services sector were top contributors to the fund's return during the period. Leap Wireless International, Inc., a provider of affordable, basic phone and messaging services for the underserved mass market, saw positive results due to continued strong sales of its "Cricket" brand wireless service. Millicom International Cellular SA, a prepaid cellular service provider in the emerging markets, and NII Holdings, Inc., which provides mobile communications to Latin American businesses, were also standout performers. Both reported robust subscriber growth as a result of increasingly widespread use of cell phones and other wireless communication devices in the emerging markets.

Defense industry suppliers helped bolster returns

The fund also benefited from an emphasis on the industrials sector, particularly from exposure to the aerospace and defense industries. Precision Castparts Corp., manufacturer of metal castings and components for industrial and aerospace applications, was a significant contributor to the fund's return. Orders for its jet engine components skyrocketed as demand grew for new aircraft in emerging markets, including China, and among airlines in developed markets which continued to replace older jets. In the information technology sector, one standout performer was polysilicon wafer maker MEMC Electronic Materials, Inc., which benefited from explosive growth in the solar energy market.

Energy and health care companies aided results

Energy and health care stocks provided an additional boost to the fund's performance. A higher-than-benchmark weight in the energy sector helped, as did an emphasis on holdings with oil exposure. Among top performers in the sector were FMC Technologies, Inc., a provider of technology solutions to oil companies, and Denbury Resources, Inc., which specializes in the recovery of depleted oil fields using carbon dioxide. Denbury is a dominant player in the Southeastern US.

1The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Portfolio Managers' Report (continued) – Columbia Mid Cap Growth Fund

In the health care sector, Kyphon, Inc. was a top contributor to the fund's return. Shares of the medical device manufacturer benefited when Medtronic, Inc. announced it would acquire the firm, which provides products used in surgical spine procedures. Thermo Fisher Scientific, Inc., a test and measurement instrument provider, also experienced continued high demand for its products and services.

A light position in the information technology sector detracted slightly from relative returns, as did a decision not to own several key stocks that outperformed during the period. We have since established a small position in one such company, MasterCard, Inc. While a lighter-than-index weight in the financials sector helped when the sector fell out of favor, the fund also missed out by not owning several financial stocks that were rewarded when they were acquired by other firms during the period.

Seeking exposure to global economic growth

The markets have become volatile as a result of credit concerns sparked by problems in the US subprime mortgage loan sector. By adhering to our core investment process, we hope to turn volatility to the fund's advantage by seeking investment opportunities created by panic selling with the goal of maximizing returns and minimizing risk. As international demand for goods and services continues to drive economic growth, we plan to focus on allocating capital to companies with international footprints that we believe have the potential to capture the power of this growth, particularly in emerging markets. We continue to screen the investment universe for growth companies we believe are attractively valued and that have strong business models, rising profit margins and improving returns on capital.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Top 5 sectors

as of 08/31/07 (%)

Information Technology	20.0
Health Care	15.7
Consumer Discretionary	14.1
Industrials	13.2
Energy	12.3

Top 10 holdings

as of 08/31/07 (%)

Nvidia Corp.	1.6
NII Holdings, Inc.	1.4
National-Oilwell Varco, Inc.	1.4
Nordstrom, Inc.	1.3
Kyphon, Inc.	1.3
American Tower Corp.	1.3
MEMC Electronic Materials, Inc.	1.2
Allergan, Inc.	1.1
Research In Motion Ltd.	1.1
Starwood Hotels & Resorts Worldwide, Inc.	1.0

Table excludes investment in short-term obligation.

Holdings discussed in this report

as of 08/31/07 (%)

Leap Wireless International, Inc.	0.7
Millicom International Cellular SA	0.6
NII Holdings, Inc.	1.4
Precision Castparts Corp.	1.0
MEMC Electronic Materials, Inc.	1.2
FMC Technologies, Inc.	0.7
Denbury Resources, Inc.	0.9
Kyphon, Inc.	1.3
Thermo Fisher Scientific, Inc.	0.6
MasterCard, Inc.	0.4

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Small Cap Growth Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/07

+21.96%

Class A shares (without sales charge)

+16.36%

Russell 2000 Growth Index

+11.36%

Russell 2000 Index

Morningstar Style Box

Summary

■   For the 12-month period that ended August 31, 2007, the fund's Class A shares returned 21.96% without sales charge.

■   The fund's return was higher than the return of both of its benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index,1 and the average return of its peer group, the Morningstar Small Growth Funds Category.2

■   Positive stock selection across the board, and strong contributions from the information technology, telecommunications, industrials and energy sectors, drove the fund's return.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been with the advisor, or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006 and has been with the advisor, or its predecessors or affiliate organizations since 2004.

1The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 08/31/2007.

Performance Information – Columbia Small Cap Growth Fund I

Growth of a $10,000 investment 09/01/97 – 08/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/97 – 08/31/07 ($)

Sales charge	without	with
Class A	27,271	25,707
Class B	26,934	26,934
Class C	26,925	26,925
Class Z	27,394	n/a

Average annual total return as of 08/31/07 (%)

Share class	A		B		C		Z
Inception	11/01/05		11/01/05		11/01/05		10/01/96
Sales charge	without	with	without	with	without	with	without
1-year	21.96	14.94	21.05	16.05	21.02	20.02	22.28
5-year	17.90	16.52	17.61	17.40	17.60	17.60	18.01
10-year	10.55	9.90	10.42	10.42	10.41	10.41	10.60

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1- year	29.13	21.69	28.24	23.24	28.24	27.24	29.50
5-year	20.30	18.87	19.99	19.79	19.99	19.99	20.41
10-year	10.20	9.55	10.06	10.06	10.06	10.06	10.26

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Classes A, B and C (newer class shares) share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. Class Z share returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Classes A, B and C would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.46
Class B	2.21
Class C	2.21
Class Z	1.21

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Small Cap Growth Fund I

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

A minimum account balance fee of $20 that is charged once per year may be assessed if the value of your account falls below the minimum initial investment applicable to you. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/07 – 08/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,087.51	1,018.15	7.37	7.12	1.40
Class B	1,000.00	1,000.00	1,083.48	1,014.37	11.29	10.92	2.15
Class C	1,000.00	1,000.00	1,083.18	1,014.37	11.29	10.92	2.15
Class Z	1,000.00	1,000.00	1,088.92	1,019.41	6.06	5.85	1.15

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Small Cap Growth Fund I

For the 12-month period that ended August 31, 2007, Columbia Small Cap Growth Fund I Class A shares returned 21.96% without sales charge. The fund outperformed its benchmarks, the Russell 2000 Growth Index, which returned 16.36%, and the Russell 2000 Index, which returned 11.36%, for the same period.1 The fund's return was higher than the 17.30% average return of its peer group, the Morningstar Small Growth Funds Category.2 The fund's strong relative performance was due to positive stock selection across the board and strong performance from the information technology, telecommunications, industrials and energy sectors.

Semiconductor-related companies were standout performers

Holdings in the semiconductor segment of the information technology sector provided the largest boost to returns during the period. Atheros Communications, Inc., which makes chip sets for wireless local area network (LAN) devices, benefited from increased wireless networking in homes and businesses. The stock of semiconductor testing equipment manufacturer Verigy Ltd. rose on strong sales of a new, more efficient testing process developed by the firm.

Wireless technology companies helped boost returns

Telecommunications services holdings also helped the fund's performance, led by Millicom International Cellular SA, a prepaid cellular service provider in the emerging markets, and SBA Communications Corp., a leading US wireless tower owner and operator. Millicom benefited from robust subscriber growth due to growing adoption of cell phone use in the emerging markets. Internet backbone provider Cogent Communications Group, Inc. also saw strong growth during the period as the global use of Internet data continued to increase.

Internet connectivity and clean energy were investment themes

Several trends that drove worldwide demand for the products and services of holdings in the industrials and energy sectors also helped the fund's return. The continued build-out of Internet connectivity and electrical infrastructure worldwide helped General Cable Corp. turn in top-notch performance on heightened demand for its copper and fiber optic wires. Growing demand for clean energy technology, including expanded use of solar power, was another trend that benefited the fund. The trend generated strong performance from SunPower Corp. and JA Solar Holdings Co., Ltd., which manufacture solar cells.

Energy companies turned in universally strong performance

Holdings in the energy sector outperformed across the board, led by offshore driller Atwood Oceanics, Inc. and Core Laboratories NV, which specializes in helping

1The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/07 ($)

Class A	31.69
Class B	31.26
Class C	31.25
Class Z	31.86

Distributions declared per share

09/01/06 – 08/31/07 ($)

Class A	4.73
Class B	4.73
Class C	4.73
Class Z	4.73

Portfolio Managers' Report (continued) – Columbia Small Cap Growth Fund I

Top 5 sectors

as of 08/31/07 (%)

Information Technology	22.6
Health Care	21.4
Consumer Discretionary	17.5
Industrials	13.4
Energy	7.0

Top 10 holdings

as of 08/31/07 (%)

ICON PLC	1.6
Kyphon, Inc.	1.6
CROCS, Inc.	1.4
SBA Communications Corp.	1.2
Verigy Ltd.	1.1
Atheros Communications, Inc.	1.1
Atwood Oceanics, Inc.	1.1
Warnaco Group, Inc.	1.0
Huron Consulting Group, Inc.	1.0
Knology, Inc.	1.0

Table excludes investment in short term obligation.

Holdings discussed in this report

as of 08/31/07 (%)

Atheros Communications, Inc.	1.1
Verigy Ltd.	1.1
Millicom International Cellular SA	0.6
SBA Communications Corp.	1.2
Cogent Communications Group, Inc.	0.6
General Cable Corp.	0.6
SunPower Corp.	0.6
JA Solar Holdings Co., Ltd.	0.5
Atwood Oceanics, Inc.	1.1
Core Laboratories NV	0.8

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

exploration and production companies produce more oil and gas through its reservoir description and enhancement services.

The fund's performance suffered slightly due to its lack of exposure to one particular strong performer in the materials sector of the index. Returns were also dampened by poor performance from Bare Escentuals, Inc., a cosmetics company that sells mineral-based make-up products. The firm's business suffered when competition came on more quickly than it had anticipated. We subsequently sold the stock.

Seeking to capture the power of global economic growth

The global markets have experienced a dramatic increase in price volatility due to investors' heightened risk concerns, sparked by problems in the US subprime mortgage loan sector. We intend to navigate this volatile period by adhering to our core investment process while taking advantage of attractive opportunities arising from panic selling with the goal of maximizing returns and minimizing risk. As international demand for goods and services continues to drive economic growth, we plan to expand our position in companies with international footprints that we believe have the potential to capture the power of this growth, particularly in emerging markets. We continue to screen the investment universe for growth companies that we believe are attractively valued and that have strong business models, rising profit margins and improving returns on capital.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Fund Profile – Columbia Real Estate Equity Fund

Summary

■   For the 12-month period that ended August 31, 2007, the fund's Class A shares returned 1.72% without sales charge.

■   The fund underperformed both its benchmark, the NAREIT Index1, and the average return of its peer group, the Morningstar Specialty Real Estate Funds Category.2

■   The fund had less exposure than the index to the retail sector, which hampered its return as the sector experienced improved performance, based on attractive valuations, during the period.

Portfolio Management

Arthur Hurley has managed the fund since September 2006 and has been with the advisor since 2006.

1The National Association of Real Estate Investment Trusts (NAREIT) Index tracks the performance of all publicly traded equity real estate investment trusts (REITs). Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/07

+1.72%

Class A shares (without sales charge)

+3.09%

NAREIT Index

Performance Information – Columbia Real Estate Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%) *

Class A	1.22
Class B	1.97
Class C	1.97
Class Z	0.97

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 09/01/97 – 08/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Real Estate Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The National Association of Real Estate Investment Trusts (NAREIT) Index tracks the performance of all publicly traded equity real estate investment trusts (REITs). Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/97 – 08/31/07 ($)

Sales charge	without	with
Class A	30,335	28,594
Class B	29,304	29,304
Class C	29,273	29,273
Class Z	30,788	n/a

Average annual total return as of 08/31/07 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		04/01/94
Sales charge	without	with	without	with	without	with	without
1-year	1.72	–4.13	0.99	–2.58	0.94	0.22	1.95
5-year	17.81	16.42	17.00	16.79	16.98	16.98	18.16
10-year	11.74	11.08	11.35	11.35	11.34	11.34	11.90

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	3.49	–2.48	2.70	–0.93	2.73	2.01	3.75
5-year	19.68	18.27	18.84	18.64	18.82	18.82	20.04
10-year	11.21	10.55	10.82	10.82	10.81	10.81	11.38

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Classes A and B (newer class shares) share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Classes A, B and C would have been lower.

Understanding Your Expenses – Columbia Real Estate Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

A minimum account balance fee of $20 that is charged once per year may be assessed if the value of your account falls below the minimum initial investment applicable to you. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/07 – 08/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	865.71	1,019.11	5.69	6.16	1.21
Class B	1,000.00	1,000.00	862.68	1,015.32	9.20	9.96	1.96
Class C	1,000.00	1,000.00	862.38	1,015.32	9.20	9.96	1.96
Class Z	1,000.00	1,000.00	867.02	1,020.37	4.52	4.89	0.96

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Real Estate Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/07 ($)

Class A	20.72
Class B	20.76
Class C	20.72
Class Z	20.74

Distributions declared per share

09/01/06 – 08/31/07 ($)

Class A	9.81
Class B	9.60
Class C	9.60
Class Z	9.87

For the 12-month period that ended August 31, 2007, Columbia Real Estate Equity Fund Class A shares returned 1.72% without sales charge. The fund's benchmark, the NAREIT Index, returned 3.09%.1 The average return of its peer group, the Morningstar Specialty Real Estate Funds Category, was 4.00%.2 The fund's light exposure to the strong-performing retail sector detracted from relative returns during the period. Overall, the performance of real estate investment trusts (REITs) was negatively affected by an uptick in price volatility in the broader equity market and by concerns regarding the direction of commercial real estate values.

The overall REIT market stalled on valuation concerns

Despite general strength in underlying business fundamentals, the REIT market was not immune to a sharp increase in stock market volatility, sparked by recent turmoil in the credit markets. Subprime mortgage concerns created additional uncertainty about where commercial real estate values are headed, even though REITs have little or no connection to the residential housing market or home mortgages. As a result, REIT stock returns were held back over the past six months, including many of the fund's holdings.

Hotel and industrial REITs delivered strong returns

An emphasis on the hotel sector helped the fund's relative returns as hotels outperformed all other property types. Hotels thrived due to strong earnings growth resulting from record-level occupancy and average daily rates. Strong demand from business, convention and leisure travelers continued to drive the sector's growth. The best performing hotel holding in the portfolio was Hilton Hotels Corp., which benefited from its announced acquisition by the Blackstone Group.

Industrial REITs also performed well during the past 12 months. The fund's position in ProLogis, the world's largest industrial REIT, aided performance. ProLogis benefited from solid fundamentals in its core industrial portfolio, including distribution and logistics facilities. The company continued to build out its global distribution platform, which has proven a competitive niche when securing tenants specializing in international trade. This strategy created earnings momentum for the firm in recent quarters. ProLogis also experienced strong demand from institutional investors for its real estate fund management business.

1The National Association of Real Estate Investment Trusts (NAREIT) Index tracks the performance of all publicly traded equity real estate investment trusts (REITs). Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Portfolio Manager's Report (continued) – Columbia Real Estate Equity Fund

An underweight in retail REITs detracted from returns

The fund's underweight position in the retail sector relative to the index detracted from performance during the period. Retail REITs benefited from a general rotation of investor cash out of apartment REITs on concerns that the apartment sector was overpriced. While the fund's return was helped by exposure to some of the strong-performing retail REITs, including Simon Property Group, Inc., its overall positioning in the sector hurt returns.

We continue to hold a relatively light position in the retail sector based on our belief that investors may shift out of retail REITs in favor of the apartment sector. There is already evidence that such a shift may be underway. During August, investors began to re-invest in apartment REITs based on attractive valuations in the sector. We also believe that apartment owners could begin to benefit from increased rental demand as the single family residential housing market continues to suffer and mortgage applicants receive closer scrutiny from prospective lenders.

A focus on business fundamentals

The recent tightening in the credit markets together with uncertainty about real estate valuations has taken the wind out of the REIT market's sails. REIT stock prices have generally returned to earth and the large volume of mergers and acquisitions that preceded this period appears to have halted. As a result, it appears that investors have stopped rewarding companies based on their potential of becoming the next take-over candidate and have refocused on companies' future growth prospects and the quality of their earnings. Despite increased market volatility, we believe the fund is well-positioned to capitalize on this fundamentals-driven market as the portfolio management team continues to favor companies with large development and redevelopment pipelines, opportunities for sustainable growth and defensible business models.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions. In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in real estate stocks.

Top 10 holdings

as of 08/31/07 (%)

Simon Property Group, Inc.	10.3
ProLogis	9.0
Kimco Realty Corp.	6.6
Corporate Office Properties Trust	5.3
Alexandria Real Estate Equities, Inc.	5.3
AvalonBay Communities, Inc.	5.3
Public Storage, Inc.	5.0
Apartment Investment &
Management Co.	4.6
Mid-America Apartment Communities, Inc.	4.5
Developers Diversified
Realty Corp.	4.3

Top sectors

as of 08/31/07 (%)

Financials	89.4
Consumer Discretionary	6.5
Health Care	0.5

Table excludes investment in short-term obligation.

Holdings discussed in this report

as of 08/31/07 (%)

Hilton Hotels Corp.	1.2
ProLogis	9.0
Simon Property Group, Inc.	10.3

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Technology Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/07

+24.54%

Class A shares (without sales charge)

+20.72%

Merrill Lynch 100 Technology Index

Summary

■   For the 12-month period that ended August 31, 2007, the fund's Class A shares returned 24.54% without sales charge.

■   The fund's return surpassed that of its benchmark, the Merrill Lynch 100 Technology Index1, and it was also higher than the average return of its peer group, the Morningstar Specialty Technology Category.2

■   Holdings in the communications equipment and wireless communications areas were the largest contributors to the fund's performance during the period.

Portfolio Management

Wayne M. Collette has managed the fund since June 2002 and has been with the advisor, or its predecessors or affiliate organizations since 2001.

1The Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance Information – Columbia Technology Fund

Growth of a $10,000 investment 11/09/00 – 08/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Technology Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 11/09/00 – 08/31/07 ($)

Sales charge	without	with
Class A	12,306	11,600
Class B	11,852	11,852
Class C	11,872	11,872
Class Z	12,496	n/a

Average annual total return as of 08/31/07 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		11/09/00
Sales charge	without	with	without	with	without	with	without
1-year	24.54	17.38	23.63	18.63	23.57	22.57	24.92
5-year	26.12	24.61	25.18	25.01	25.22	25.22	26.51
Life	3.10	2.20	2.53	2.53	2.55	2.55	3.33

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	30.17	22.68	29.12	24.12	29.17	28.17	30.44
5-year	30.67	29.14	29.66	29.52	29.72	29.72	31.07
Life	4.12	3.23	3.54	3.54	3.57	3.57	4.35

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Classes A and B share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Classes A, B and C would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.46
Class B	2.21
Class C	2.21
Class Z	1.21

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Technology Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

A minimum account balance fee of $20 that is charged once per year may be assessed if the value of your account falls below the minimum initial investment applicable to you. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/07 – 08/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,125.98	1,017.85	7.82	7.43	1.46
Class B	1,000.00	1,000.00	1,122.80	1,014.06	11.82	11.22	2.21
Class C	1,000.00	1,000.00	1,121.39	1,014.06	11.82	11.22	2.21
Class Z	1,000.00	1,000.00	1,128.40	1,019.11	6.49	6.16	1.21

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Technology Fund

For the 12-month period that ended August 31, 2007, Columbia Technology Fund Class A shares returned 24.54% without sales charge. The fund outperformed its benchmark, the Merrill Lynch 100 Technology Index, which returned 20.72% for the same period.1 It also beat the average return of its peer group, the Morningstar Specialty Technology Funds Category, which was 22.50%.2 Strong returns from the communications equipment and wireless communications areas, where the fund had more exposure than the index, aided relative performance. Stock selection in the semiconductor and semiconductor capital equipment areas also helped drive the fund's return during the period.

Communications equipment makers and wireless providers boosted returns

An emphasis on makers of equipment that helps optimize Internet traffic was a central investment theme for the fund during the period. Sales growth in communications equipment drove the performance of several of the fund's holdings. An overweight position in cellular handset maker Nokia Oyj proved a boon to returns, as new product launches improved the firm's already competitive handset lineup. Blackberry-manufacturer, Research in Motion Ltd., and Internet connectivity device manufacturer, Riverbed Technology, Inc., were also among the top performers.

Holdings in the telecommunications services sector were also key contributors to the fund's return during the period. Standouts included NII Holdings, Inc., which provides mobile communications to Latin American businesses, and Millicom International Cellular SA, a prepaid cellular service provider in the emerging markets. Both reported robust subscriber growth as a result of increasingly widespread use of cell phones and other wireless communications devices in the emerging markets. Holdings in wireless tower owners and operators SBA Communications Corp. and American Tower Corp. also contributed to the fund's performance.

Semiconductor and semiconductor capital equipment makers helped performance

Semiconductor holdings aided returns during the period. Increased wireless networking in homes and businesses drove strong performance from Atheros Communications, Inc., which makes chip sets for wireless local area network (LAN) devices. NVIDIA Corp., maker of graphics processor chips, benefited by gaining market share from its competition. The fund benefited by avoiding PC chipmaker Advanced Micro Devices, Inc., which underperformed.

1The Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/07 ($)

Class A	11.62
Class B	11.25
Class C	11.27
Class Z	11.78

Portfolio Manager's Report (continued) – Columbia Technology Fund

Top 5 sectors

as of 08/31/07 (%)

Information Technology	76.3
Telecommunication Services	10.1
Consumer Discretionary	6.3
Industrials	2.9
Health Care	1.0

Top 10 holdings

as of 08/31/07 (%)

Nokia Oyj	5.9
Research in Motion Ltd.	3.8
Nintendo Co., Ltd.	3.5
Apple, Inc.	3.4
Cognizant Technology Solutions Corp.	2.3
NVIDIA Corp.	2.3
Google, Inc.	2.1
Garmin Ltd.	1.9
EMC Corp.	1.9
L-3 Communications
Holdings, Inc.	1.9

Tables exclude investment in short-term obligation.

Holdings discussed in this report

as of 08/31/07 (%)

Nokia Oyj	5.9
Research in Motion Ltd.	3.8
Riverbed Technology, Inc.	0.6
NII Holdings, Inc.	1.5
Millicom International Cellular SA	1.2
SBA Communications Corp.	1.4
American Tower Corp.	1.4
Atheros Communications, Inc.	1.2
NVIDIA Corp.	2.3
Amazon.com, Inc.	1.4

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Low exposure to computers and peripherals detracted from performance

We had less exposure than the index to companies in computers and peripherals. This detracted slightly from returns. In addition, the fund did not fully participate in the exceptionally strong performance of Internet retailer Amazon.com, Inc., which was not in the fund early in the period.

Technology growth projected despite slowing economy

The consensus view on the US economy is that growth is slowing. Nevertheless, the outlook for technology companies remains positive because we believe that companies will feel compelled to upgrade their technology systems and software to take advantage of technological advances and upgrades. In addition, we believe that Internet use should continue to rise, and demand for wireless products and services should continue to grow and expand into new markets. As international demand for goods and services continues to drive economic growth, we plan to focus on companies with international footprints that we believe have the potential to capture the power of this growth. We plan to continue to look for attractively valued technology companies with strong business models, rising profit margins and improving returns on capital.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The share price of a fund that invests primarily in one sector will likely be subject to more volatility than a fund that invests across many sectors. Technology stocks may be more volatile than stocks in other sectors. The fund should be considered part of an overall investment program, and not a complete investment program.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Fund Profile – Columbia Strategic Investor Fund

Summary

■   For the 12-month period that ended August 31, 2007, the fund's Class A shares returned 16.33% without sales charge.

■   The fund outperformed its benchmark and peer group.

■   Stock selection, especially in energy and health care, benefited performance during the period. Technology and industrial stocks were a source of disappointment during the period.

Portfolio Management

Emil A. Gjester, lead manager of the fund, has managed or co-managed the fund since May 2002 and has been with the advisor, or its predecessors or affiliate organizations since 1996.

Jonas Patrikson has co-managed the fund since February 2006 and has been with the advisor, or its predecessors or affiliate organizations since 2004.

Dara J. White has co-managed the fund since February 2006 and has been with the advisor since 2006.

Michael T. Welter has co-managed the fund since July 2006 and has been with the advisor since 2006.

The Russell 1000 Index tracks the performance of 1,000 of the largest US companies, based on market capitalization. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information is as of 08/31/2007.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/07

+16.33%

Class A shares (without sales charge)

+15.27%

Russell 1000 Index

+12.31%

Russell 3000 Value Index

+15.13%

S&P 500 Index

Morningstar Style Box

Performance Information – Columbia Strategic Investor Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.35
Class B	2.10
Class C	2.10
Class Z	1.10

Annual operating expense ratio

after contractual waivers (%)*

Class A	1.23
Class B	1.98
Class C	1.98
Class Z	0.98

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires on 12/31/07. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 11/09/00 – 08/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Investor Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Russell 1000 Index tracks the performance of 1,000 of the largest US companies, based on market capitalization. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 11/09/00 – 08/31/07 ($)

Sales charge	without	with
Class A	27,516	25,937
Class B	26,508	26,508
Class C	26,505	26,505
Class Z	27,848	n/a

Average annual total return as of 08/31/07 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		11/09/00
Sales charge	without	with	without	with	without	with	without
1-year	16.33	9.64	15.50	10.50	15.43	14.43	16.62
5-year	15.01	13.66	14.16	13.92	14.15	14.15	15.29
Life	16.03	15.03	15.39	15.39	15.39	15.39	16.23

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	21.37	14.39	20.49	15.49	20.42	19.42	21.64
5-year	18.87	17.46	17.97	17.77	17.97	17.97	19.16
Life	16.83	15.83	16.19	16.19	16.19	16.19	17.04

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Classes A and B share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Classes A, B and C would have been lower.

Understanding Your Expenses – Columbia Strategic Investor Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

A minimum account balance fee of $20 that is charged once per year may be assessed if the value of your account falls below the minimum initial investment applicable to you. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/07 – 08/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,076.68	1,019.00	6.44	6.26	1.23
Class B	1,000.00	1,000.00	1,072.69	1,015.22	10.34	10.06	1.98
Class C	1,000.00	1,000.00	1,072.69	1,015.22	10.34	10.06	1.98
Class Z	1,000.00	1,000.00	1,078.09	1,020.27	5.13	4.99	0.98

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Strategic Investor Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/07 ($)

Class A	21.48
Class B	20.96
Class C	20.96
Class Z	21.53

Distributions declared per share

09/01/06 – 08/31/07 ($)

Class A	2.78
Class B	2.68
Class C	2.68
Class Z	2.84

For the 12-month period that ended August 31, 2007, Columbia Strategic Investor Fund Class A shares returned 16.33% without sales charge. The fund outperformed the 15.27% return of the Russell 1000 Index1, and the 14.86% average return of its peer group, the Lipper Multi-Cap Core Funds Classification.2 The fund also outperformed the 12.31% and 15.13% return of its former benchmarks, the Russell 3000 Value Index1 and the S&P 500 Index1, respectively. Beginning on February 23, 2007, the fund's benchmark was changed to the Russell 1000 Index. The advisor believes that the Russell 1000 Index, because of its broader market representation, more accurately reflects the type of securities in which the fund invests. Stock selection, especially in the energy and health care sectors, benefited performance during the period.

Solid returns from energy, health care and other sectors

Within the energy sector, Transocean, Inc., Cameron International Corp. and Dresser-Rand Group, Inc., which was sold during the period, benefited performance. On the international front, Wellstream Holdings PLC and Petroplus Holdings AG also did well. By contrast, Peabody Energy Corp. and Goodrich Petroleum Corp. (sold from the fund), were disappointments.

The health care sector was another area of relative strength for the fund. US health care companies Onyx Pharmaceuticals, Inc., Medco Health Solutions, Inc. and Illumina, Inc. benefited performance as did international holdings Mindray Medical International Ltd. and Grifols SA. However, Bristol-Myers Squibb Co. and Novartis AG were disappointments and both stocks were sold from the fund.

In addition to energy and health care, the fund's holdings in the consumer discretionary, materials, utilities and consumer staples sectors delivered good relative performance. An underweight in the financial sector, which came under pressure during the period, also benefited relative performance.

Technology and industrials disappointed

Technology and industrial stocks were a source of disappointment for the fund for the period. Within technology, Samsung Electronics Ltd., CSR PLC, Knot, Inc., Dell, Inc., and Red Hat, Inc. were disappointments and were sold from the fund. Within industrials, UTI Worldwide, Inc., Ultrapetrol (Bahamas) Ltd. and GOL Linhas Aereas Inteligentes SA (sold from the fund), were disappointments and detracted from results. Yet, there were several technology and industrial names that benefited performance, including Nokia Oyj, NVIDIA Corp., McDermott International, Inc. and Goodrich Corp.

1The Russell 1000 Index tracks the performance of 1,000 of the largest US companies, based on market capitalization. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia Strategic Investor Fund

Looking forward

We are concerned about the maturity of the US economic cycle and credit issues in the system. As a result, we plan to maintain an underweight position in the financials sector. We feel more favorably toward energy. We plan to continue to evaluate investment opportunities overseas, considering areas with potentially compelling growth trends.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor.

Top 5 sectors

as of 08/31/07 (%)

Financials	17.1
Information Technology	16.0
Health Care	12.7
Energy	12.2
Industrials	10.7

Top 10 holdings

as of 08/31/07 (%)

Exxon Mobil Corp.	2.7
Citigroup, Inc.	2.2
Procter & Gamble Co.	1.8
Cisco Systems, Inc.	1.8
Google, Inc.	1.7
Hewlett-Packard Co.	1.6
JPMorgan Chase & Co.	1.6
AT&T, Inc.	1.5
General Electric Co.	1.5
Freddie Mac	1.3

Holdings discussed in this report

as of 08/31/07 (%)
Transocean, Inc.	0.5
Cameron International Corp.	0.7
Wellstream Holdings PLC	0.4
Petroplus Holdings AG	0.2
Peabody Energy	0.3
Onyx Pharmaceuticals, Inc.	0.3
Medco Health Solutions, Inc.	0.7
Illumina, Inc.	0.3
Mindray Medical International Ltd.	0.4
Grifols SA	0.2
UTI Worldwide, Inc.	0.3
Ultrapetrol (Bahamas) Ltd.	0.2
Nokia Oyj	0.9
NVIDIA Corp.	0.4
McDermott International, Inc.	0.8
Goodrich Corp.	0.6

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Balanced Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/07

+12.26%

Class A shares (without sales charge)

+15.13%

S&P 500 Index

+5.26%

Lehman Brothers U.S. Aggregate Bond Index

Summary

■   For the 12-month period ended August 31, 2007, the fund's Class A shares returned 12.26% without sales charge. The fund outperformed the average return of similar funds during the period.

■   Favorable stock selection, especially within the consumer discretionary and consumer staples sectors, helped the fund achieve its solid performance.

■   The fund's fixed-income performance was aided by holdings of intermediate maturity bonds but held back by positions in the corporate and mortgage sectors.

Portfolio Management

Columbia Balanced Fund is managed by a manager from Columbia's large-cap core team:

Guy W. Pope

and by managers from Columbia's bond team:

Leonard A. Aplet  Ronald B. Stahl  Kevin L. Cronk  Thomas A. LaPointe

Guy W. Pope has co-managed the fund since 1997 and has been with the advisor, or its predecessors or affiliate organizations since 1993.

Leonard A. Aplet has co-managed the fund since 1991 and has been with the advisor, or its predecessors or affiliate organizations since 1987.

Ronald B. Stahl has co-managed the fund since 2005 and has been with the advisor, or its predecessors or affiliate organizations since 1998.

Kevin L. Cronk has co-managed the fund since 2006 and has been with the advisor, or its predecessors or affiliate organizations since 1999.

Thomas A. LaPointe has co-managed the fund since 2006 and has been with the advisor, or its predecessors or affiliate organizations since 1999.

The S&P 500 Index tracks the performance of 500 widely held, large capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance Information – Columbia Balanced Fund

Growth of a $10,000 investment 09/01/97 – 08/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/97 – 08/31/07 ($)

Sales charge	without	with
Class A	17,612	16,600
Class B	16,986	16,986
Class C	16,986	16,986
Class Z	17,871	n/a

Average annual total return as of 08/31/07 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		10/01/91
Sales charge	without	with	without	with	without	with	without
1-year	12.26	5.80	11.45	6.45	11.40	10.40	12.49
5-year	8.51	7.23	7.73	7.43	7.73	7.73	8.83
10-year	5.82	5.20	5.44	5.44	5.44	5.44	5.98

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	13.86	7.32	12.99	7.99	13.03	12.03	14.16
5-year	10.50	9.20	9.68	9.40	9.69	9.69	10.83
10-year	5.88	5.25	5.49	5.49	5.49	5.49	6.04

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Classes A and B share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Classes A, B, and C would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.98
Class B	1.73
Class C	1.73
Class Z	0.73

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Balanced Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000.00, For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

A minimum account balance fee of $20 that is charged once per year may be assessed if the value of your account falls below the minimum initial investment applicable to you. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/07 – 08/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,044.41	1,020.06	5.26	5.19	1.02
Class B	1,000.00	1,000.00	1,040.58	1,016.28	9.10	9.00	1.77
Class C	1,000.00	1,000.00	1,040.58	1,016.28	9.10	9.00	1.77
Class Z	1,000.00	1,000.00	1,045.32	1,021.32	3.97	3.92	0.77

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Balanced Fund

For the 12-month period ended August 31, 2007, Columbia Balanced Fund Class A shares returned 12.26% without sales charge. The S&P 500 Index returned 15.13% and the Lehman Brothers U.S. Aggregate Bond Index returned 5.26%.1 The fund's return was above the 11.23% average return of its peer group, the Morningstar Moderate Allocation Funds Category.2 The fund's sizable allocation to the equity markets helped its performance relative to its peer group.

Positive economic growth, without meaningful inflation set the stage for positive performance from both the equity and fixed-income markets. The equity markets performed especially well. Because stocks outperformed bonds by approximately ten percentage points, the fund benefited from its decision to allocate between 60% and 65% of its total net assets to the equity markets. Pursuant to the fund's principal investment strategies, an allocation of 65% of the fund's total net assets in equities is the largest allowable allocation to such securities.

Favorable stock selection enabled the equity portion of the fund to exceed its internal benchmarks. With domestic operating margins at or near peak levels, we sought incremental growth by moving into large-capitalization growth stocks with exposure to emerging economies. Investments in NIKE, Inc. and Coca-Cola Co. were representative of this strategy, and both stocks handily outperformed the market. Elsewhere within the consumer sector, a contrarian approach led us to purchase Coach, Inc. at attractive levels in 2006, and we were rewarded when the subsequent strength of the high-end consumer segment exceeded investor expectations. We also benefited from the takeovers of fund holdings Hilton Hotels Corp. and MedImmune during the period. One disappointment came from Getty Images, Inc., which continued to face pressure from increased competition. Because we viewed this issue as secular rather than transitory, we eliminated the stock from the portfolio.

The fund's fixed-income investments held their own against their competitive benchmarks. The environment was characterized by slightly lower interest rates across all maturities, as the Federal Reserve Board (the Fed) kept the federal funds rate at 5.25% throughout the period. The fund benefited by emphasizing intermediate bonds, which outperformed securities at either end of the maturity spectrum. In general, non-Treasury securities underperformed Treasury securities, so our decision to trim exposure to corporate bonds also proved helpful. Among the corporate positions that we retained, we enjoyed strong relative performance from positions in the natural gas, media, utility and REIT sectors.

Our decision to increase exposure to commercial mortgage-backed securities detracted from the fund's overall fixed-income performance. Although our purchases were restricted to loans with high credit quality, investor concerns about the housing market and defaults on subprime mortgages affected virtually all mortgage-related securities during the spring and summer of 2007. Our decision to overweight 30-year mortgage pass-throughs also detracted from performance.

1The S&P 500 Index tracks the performance of 500 widely held, large capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/07 ($)

Class A	24.77
Class B	24.73
Class C	24.73
Class Z	24.75

Distributions declared per share

09/01/06 – 08/31/07 ($)

Class A	0.48
Class B	0.30
Class C	0.30
Class Z	0.54

Portfolio Managers' Report (continued) – Columbia Balanced Fund

Portfolio composition

as of 08/31/07 (%)

Common Stocks	61.7
Mortgage-Backed Securities	11.4
Corporate Fixed-Income
Bonds & Notes	9.2
Government & Agency Obligations	5.5
Collateralized Mortgage
Obligations	5.1
Commercial Mortgage-Backed
Securities	3.0
Asset-Backed Securities	1.0
Net Cash & Equivalents	3.1

Top 10 equity holdings

as of 08/31/07 (%)

General Electric Co.	2.4
Microsoft Corp.	2.3
Cisco Systems, Inc.	1.9
ConocoPhillips	1.8
Coca-Cola Co.	1.7
Berkshire Hathaway, Inc.	1.6
Abbott Laboratories	1.5
JPMorgan Chase & Co.	1.5
Google, Inc.	1.5
Citigroup, Inc.	1.4

Tables exclude investment in short-term obligation.

Holdings discussed in this report

as of 08/31/07 (%)

NIKE, Inc.	1.0
Coca-Cola Co.	1.7
Coach, Inc.	0.6

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Looking forward, we expect moderate economic growth and contained core inflation in the months ahead, suggesting that the Fed may be able to reduce the federal funds rate—a key short-term borrowing rate—going forward.3 The fund's fixed-income investments remained centered on intermediate bonds, while our equity strategy of emphasizing traditional growth stocks appears well-suited to a maturing economy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total returns but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

3In September, the Fed lowered the federal funds rate to 4.75%.

Fund Profile – Columbia Oregon Intermediate Municipal Bond Fund

Summary

■   For the 12-month period that ended August 31, 2007, the fund's Class A shares returned 1.92% without sales charge.

■   Pre-refunded bonds, single-family housing bonds and positions in lower-rated credits all benefited the fund's return.

■   A decision to lengthen the fund's duration—a measure of interest rate sensitivity—detracted from performance.

Portfolio Management

Brian M. McGreevy has managed the fund since December 2003 and has been with the advisor, or its predecessors or affiliate organizations since 1994.

The Lehman Brothers General Obligation Bond Index represents average market-weighted performance of general obligation securities that have been issued in the last five years with maturities greater than one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information is as of 06/30/2007.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/07

+1.92%

Class A shares (without sales charge)

+2.65%

Lehman Brothers General Obligation Bond Index

Morningstar Style Box

Performance Information – Columbia Oregon Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.89
Class B	1.64
Class C	1.64
Class Z	0.64

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 09/01/97 – 08/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Oregon Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The growth of $10,000 with sales charge for Class A is calculated with an initial sales charge of 4.75%. The Lehman Brothers General Obligation Bond Index represents average market-weighted performance of general obligation securities that have been issued in the last five years with maturities greater than one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/97 – 08/31/07 ($)

Sales charge	without	with
Class A	15,537	14,803
Class B	14,983	14,983
Class C	15,192	15,192
Class Z	15,756	n/a

Average annual total return as of 08/31/07 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		07/02/84
Sales charge	without	with	without	with	without	with	without
1-year	1.92	–1.39	1.16	–1.78	1.52	0.54	2.18
5-year	3.34	2.34	2.59	2.59	2.88	2.88	3.63
10-year	4.50	4.00	4.13	4.13	4.27	4.27	4.65

Average annual total return as of 09/30/07(%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1- year	2.43	-0.89	1.67	-1.29	2.03	1.04	2.69
5-year	3.13	2.13	2.37	2.37	2.66	2.66	3.42
10-year	4.52	4.01	4.13	4.13	4.28	4.28	4.66

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

The 5 & 10-year Class A average annual returns with sales charge as of 08/31/07 and 09/30/07 include the previous sales charge of 4.75%. The 1-year Class A average annual return with sales charge as of 08/31/07 and 09/30/07 include the new sales charge of 3.25%. This change was effective beginning August 22, 2005.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Classes A and B (newer class shares) share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Classes A, B, and C would have been lower.

Understanding Your Expenses – Columbia Oregon Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

A minimum account balance fee of $20 that is charged once per year may be assessed if the value of your account falls below the minimum initial investment applicable to you. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/07 – 08/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	997.98	1,020.82	4.38	4.43	0.87
Class B	1,000.00	1,000.00	994.20	1,017.04	8.14	8.24	1.62
Class C	1,000.00	1,000.00	996.02	1,018.80	6.39	6.46	1.27
Class Z	1,000.00	1,000.00	999.29	1,022.08	3.12	3.16	0.62

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Oregon Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/07 ($)

Class A	12.02
Class B	12.02
Class C	12.02
Class Z	12.02

Distributions declared per share

09/01/06-08/31/07 ($)

Class A	0.45
Class B	0.36
Class C	0.41
Class Z	0.48

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 08/31/07 (%)

Class A	3.26
Class B	2.62
Class C	3.00
Class Z	3.69

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 08/31/07 (%)

Class A	5.51
Class B	4.44
Class C	5.07
Class Z	6.23

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period that ended August 31, 2007, Columbia Oregon Intermediate Municipal Bond Fund Class A shares returned 1.92% without sales charge. This was less than the fund's benchmark, the Lehman Brothers General Obligation Bond Index, which returned 2.65%.1 The fund's return was greater than the 1.82% average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2 Rising yields resulted in weak performance for the municipal market, with longer maturity bonds suffering more than shorter maturity securities.

Volatile markets tempered results

In general, bond yields rose and bond prices declined from late November 2006 through June 2007, with longer rates rising more than shorter-term rates. In this environment, the best performing areas were short maturity bonds and lower-rated credits. The portfolio's best-performing sectors met these criteria. These include pre-refunded bonds, in which issuers refinance a bond by selling another and investing the proceeds in US government securities—making them attractive from a quality perspective. Pre-refunded bonds typically have shorter maturities and durations, which made them attractive as interest rates rose. Approximately 27% of the fund's assets was invested in pre-refunded issues. Single-family housing bonds also bolstered returns. Usually issued by state agencies, single-family bonds represent large pools of home mortgages that are subject to stringent lending requirements, which raised their appeal as the mortgage market turned volatile. Bonds with lower-tier investment grade ratings also contributed to positive performance. At the end of the period, approximately 11% of the fund was invested in securities rated A or BBB.

Yield swings were relatively narrow for most of the period. But the subprime credit woes that pushed rates higher in the taxable credit markets eventually spread to the municipal markets. Bonds of longer duration, those that are more sensitive to interest rate moves, were most affected. The impact on fund performance was heightened because we had been lengthening the fund's overall duration in anticipation of stable to lower rates. However, rates rose instead. We used the opportunity to take some losses in the portfolio, offsetting some capital gains and helping us position the fund for improved return potential in a more stable environment.

Fed moves will set market direction

We believe that the Federal Reserve Board's response to reduced credit market liquidity is likely to drive fixed-income performance over the next several months. A cut in short-term interest rates could benefit intermediate-maturity bonds, which is the fund's focus. However, we do not expect the yield difference between lower-rated and higher-rated bonds to continue to narrow if the economy continues to slow. Credit quality among municipals remains generally high, but we continue to monitor credit factors for

1The Lehman Brothers General Obligation Bond Index represents average market-weighted performance of general obligation securities that have been issued in the last five years with maturities greater than one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager's Report (continued) – Columbia Oregon Intermediate Municipal Bond Fund

each of the fund's holdings. We plan to continue to avoid added commitments to issues subject to the Alternative Minimum Tax (AMT) because, unless Congress changes the terms and conditions of the AMT, it will continue to affect an increasing number of taxpayers and lower their after-tax returns.

Oregon's outlook remains stable

Overall economic growth in Oregon is about on par with national figures, with state revenues exceeding most forecasts. Oregon's economy recorded its sixteenth consecutive quarter of employment growth at the end of June, when unemployment stood at 5.2%. But with a decline in manufacturing, the state is projecting more subdued growth for the balance of the year. Nevertheless, export-related jobs are up, in response to strong demand from the burgeoning Chinese economy. And although its housing market reflects the national slowdown, Oregon's home prices have risen.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the AMT. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks, due to limited geographical diversification.

Top 5 sectors

as of 08/31/07 (%)

Tax-Backed	39.4
Other	28.4
Utilities	9.3
Health Care	8.7
Education	6.3

Portfolio quality

as of 08/31/07 (%)

AAA	49.5
AA	27.9
A	6.2
BBB	5.2
BB	0.6
Non Rated	10.1
Net Cash & Equivalents	0.5

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Maturity breakdown

as of 08/31/07 (%)

0-1 year	0.5
1-3 years	9.0
3-5 years	21.6
5-7 years	16.4
7-10 years	13.9
10-15 years	23.3
15-20 years	12.2
20-25 years	1.5
25+ years	1.1
Net Cash & Equivalents	0.5

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Conservative High Yield Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/07

+4.75%

Class A shares (without sales charge)

+6.00%

JPMorgan Chase Developed BB High Yield Index

Morningstar Style Box

Summary

■   For the 12-month period that ended August 31, 2007, the fund's Class A shares returned 4.75% without sales charge.

■   The fund underperformed both its benchmark and peer group because of its conservative positioning.

■   We believe that the fund's conservative stance has the potential to cushion the fund if recent market volatility continues.

Portfolio Management

Thomas A. LaPointe has co-managed the fund since September 2005 and has been with the advisor, or its predecessors or affiliate organizations since 1999.

Kevin L. Cronk has co-managed the fund since September 2005 and has been with the advisor, or its predecessors or affiliate organizations since 1999.

The JPMorgan Chase Developed BB High Yield Index is an index that is designed to mirror the investable universe of the US dollar developed, BB-rated, high yield corporate debt market. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information is as of 06/30/2007.

Performance Information – Columbia Conservative High Yield Fund

Growth of a $10,000 investment 09/01/97 – 08/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Conservative High Yield Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The JPMorgan Chase Developed BB High Yield Index is an index that is designed to mirror the investable universe of the US dollar developed, BB-rated, high yield corporate debt market. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/97 – 08/31/07 ($)

Sales charge	without	with
Class A	16,536	15,751
Class B	15,930	15,930
Class C	16,013	16,013
Class Z	16,744	n/a

Average annual total return as of 08/31/07 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		10/01/93
Sales charge	without	with	without	with	without	with	without
1-year	4.75	–0.20	3.97	–0.94	4.13	3.15	5.01
5-year	5.98	4.96	5.19	4.87	5.30	5.30	6.25
10-year	5.16	4.65	4.77	4.77	4.82	4.82	5.29

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	5.90	0.82	5.12	0.15	5.27	4.28	6.17
5-year	6.56	5.53	5.76	5.44	5.87	5.87	6.84
10-year	5.27	4.76	4.87	4.87	4.92	4.92	5.40

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would have been lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Classes A and B share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Classes A, B, and C would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.01
Class B	1.76
Class C	1.76
Class Z	0.76

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Conservative High Yield Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

A minimum account balance fee of $20 that is charged once per year may be assessed if the value of your account falls below the minimum initial investment applicable to you. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/07 – 08/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	986.89	1,020.01	5.16	5.24	1.03
Class B	1,000.00	1,000.00	983.21	1,016.23	8.90	9.05	1.78
Class C	1,000.00	1,000.00	983.92	1,016.99	8.15	8.29	1.63
Class Z	1,000.00	1,000.00	988.10	1,021.27	3.91	3.97	0.78

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Conservative High Yield Fund

For the 12-month period that ended August 31, 2007, Columbia Conservative High Yield Fund Class A shares returned 4.75% without sales charge. The fund's return was lower than the 6.00% return of its benchmark, the JPMorgan Chase Developed BB High Yield Index1, and the 5.83% average return of its peer group, the Lipper High Current Yield Funds Classification.2 The fund was held back by its conservative positioning at a time when investors favored riskier assets.

A generally favorable environment for high yield

As the economy continued to grow over the past 12 months, corporate profits pushed higher and default rates moved lower—a generally favorable environment for the highyield marketplace. Although high-yield bonds could not match the performance of the equity markets during the period, they were among the best-performing sectors of the fixed-income universe. And, the riskiest segment of the high-yield market did the best over this period. As a result, the fund was held back by its more conservative positioning. However, we believe that the fund's positioning has the potential to cushion it against a more volatile environment going forward.

Lack of exposure to autos hampered performance

In particular, we gave up some performance by underweighting the auto industry relative to the index. We do not believe that these companies, which have had difficulty keeping expenses down and continue to experience significant cash losses, meet our investment requirements. However, the bonds of several leading automakers performed extremely well early in the 12-month period. The fund's positions in Harrah's Operating Co., Inc. and Clear Channel Communications, Inc. also detracted from performance, as both companies are subject to leveraged buyouts whose structure favors stockholders over bondholders.

Individual holdings had a positive impact on return

On the plus side, the fund owned chemical producers Lyondell Chemical Co. and Huntsman International LLC, and both companies were the targets of recent buyouts whose terms suggested that existing bonds might be retired at a premium. The fund's holdings in Rogers Wireless, Inc. also boosted returns, as the company's strong operating performance led to the refinancing of some of its bonds. The fund also benefited from a decision to underweight the housing sector. Housing bonds experienced considerable weakness in 2007 following a wave of foreclosures stemming from defaults in subprime and other risky mortgages.

1The JPMorgan Chase Developed BB High Yield Index is an index that is designed to mirror the investable universe of the US dollar developed, BB-rated, high yield corporate debt market. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/07 ($)

Class A	8.12
Class B	8.12
Class C	8.12
Class Z	8.12

Distributions declared per share

09/01/06 – 08/31/07 ($)

Class A	0.54
Class B	0.48
Class C	0.49
Class Z	0.56

Portfolio Managers' Report (continued) – Columbia Conservative High Yield Fund

Top 5 sectors

as of 08/31/07 (%)

Communications	16.2
Industrials	15.8
Consumer Cyclical	14.4
Energy	13.7
Consumer Non-Cyclical	12.2

Portfolio quality

as of 08/31/07 (%)

AAA	2.4
BBB	1.4
BB	47.9
B	43.7
CCC	2.1
Not Rated	1.2
Other	1.3

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Maturity breakdown

as of 08/31/07 (%)

1-3 years	2.2
3-5 years	11.9
5-7 years	30.1
7-10 years	42.9
10-15 years	2.5
15-20 years	2.4
20-30 years	3.9
30 years and over	0.4
Net Cash & Equivalents	3.7

Holdings discussed in this report

as of 08/31/07 (%)

Harrah's Operating Co., Inc.	0.8
Clear Channel
Communications, Inc.	0.5
Lyondell Chemical Co.	1.3
Huntsman International LLC	0.8
Rogers Wireless, Inc.	0.3

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

As a mortgage meltdown continued into the end of the period, the fund's conservative positioning began to prove beneficial. We believe that the recent volatility in the fixed-income markets will persist over the next several months, creating an environment that could potentially reward the higher quality sectors of the high-yield market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involves certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

The term "conservative" in the Columbia Conservative High Yield Fund's name, and as used in the discussion above, is intended to describe the fund's credit approach relative to other high yield funds; the fund invests primarily in bonds rated Ba or B by Moody's Investors Service, Inc. or BB or B by Standard & Poor's. These lower rated bonds, commonly referred to as "junk" bonds, are subject to greater credit risk, and are generally less liquid, than higher-rated, lower yielding bonds. Also changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Financial Statements – Columbia Funds
August 31, 2007

A guide to understanding your fund's financial statements

Investment Portfolio	The investment portfolio details all of the fund's holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Investment Portfolio – Columbia International Stock Fund

August 31, 2007

Common Stocks – 98.3%

	Shares	Value ($)
Consumer Discretionary – 9.2%
Auto Components – 2.2%
Continental AG	79,428	10,323,433
Denso Corp.	314,700	11,034,476
Stanley Electric Co., Ltd.	407,900	8,930,188
Auto Components Total		30,288,097
Automobiles – 2.0%
Peugeot SA	155,061	13,201,984
Toyota Motor Corp.	231,100	13,491,977
Automobiles Total		26,693,961
Hotels, Restaurants & Leisure – 1.2%
Genting Berhad	3,117,700	6,536,165
Paddy Power PLC	340,949	10,287,735
Hotels, Restaurants & Leisure Total		16,823,900
Household Durables – 0.9%
JM AB	174,900	4,614,675
Matsushita Electric Industrial Co., Ltd.	448,000	7,815,528
Household Durables Total		12,430,203
Leisure Equipment & Products – 0.7%
Nikon Corp.	283,000	8,847,569
Leisure Equipment & Products Total		8,847,569
Media – 1.2%
Vivendi SA	416,727	17,036,259
Media Total		17,036,259
Textiles, Apparel & Luxury Goods – 1.0%
Nisshinbo Industries, Inc.	1,082,000	13,278,539
Textiles, Apparel & Luxury Goods Total		13,278,539
Consumer Discretionary Total		125,398,528
Consumer Staples – 7.4%
Beverages – 2.1%
Fomento Economico Mexicano SAB de CV, ADR	324,729	11,313,558
Heineken NV	267,492	16,936,885
Beverages Total		28,250,443
Food & Staples Retailing – 1.5%
Massmart Holdings Ltd.	923,650	11,903,456
Metro, Inc., Class A	257,822	8,530,588
Food & Staples Retailing Total		20,434,044
Food Products – 1.8%
China Milk Products Group Ltd.	7,170,000	5,503,264

	Shares	Value ($)
Toyo Suisan Kaisha Ltd.	397,000	6,942,957
Unilever PLC	391,211	12,328,625
Food Products Total		24,774,846
Tobacco – 2.0%
Imperial Tobacco Group PLC	182,308	8,237,438
Japan Tobacco, Inc.	3,429	19,041,774
Tobacco Total		27,279,212
Consumer Staples Total		100,738,545
Energy – 7.6%
Energy Equipment & Services – 0.8%
TGS Nopec Geophysical Co. ASA (a)	661,700	11,378,191
Energy Equipment & Services Total		11,378,191
Oil, Gas & Consumable Fuels – 6.8%
BP PLC	698,774	7,854,639
BP PLC, ADR	164,770	11,098,907
PetroChina Co., Ltd., Class H	9,730,000	14,225,055
Royal Dutch Shell PLC, Class B	263,251	10,265,287
Statoil ASA	358,450	10,329,174
Total SA	387,647	29,175,971
Yanzhou Coal Mining Co., Ltd., Class H	5,408,000	9,515,400
Oil, Gas & Consumable Fuels Total		92,464,433
Energy Total		103,842,624
Financials – 27.5%
Capital Markets – 3.2%
Credit Suisse Group, Registered Shares	300,510	19,625,498
Deutsche Bank AG, Registered Shares	151,159	18,662,190
UBS AG, Registered Shares	99,108	5,164,864
Capital Markets Total		43,452,552
Commercial Banks – 16.4%
ABN AMRO Holding NV	187,818	8,732,329
Australia & New Zealand Banking Group Ltd.	328,791	7,801,178
Banco Bilbao Vizcaya Argentaria SA	924,032	21,260,490
Banco Santander SA	1,340,804	24,475,226
Bank of Ireland	583,087	10,802,614
Barclays PLC	1,561,552	19,315,930
BNP Paribas	193,004	20,355,233
Bumiputra-Commerce Holdings Berhad	1,655,700	5,182,451

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

August 31, 2007

Common Stocks (continued)

	Shares	Value ($)
DBS Group Holdings Ltd.	623,000	8,173,976
HBOS PLC	482,381	8,549,164
HSBC Holdings PLC	974,503	17,624,638
Kookmin Bank	98,373	7,947,004
Mizuho Financial Group, Inc.	902	5,710,044
Societe Generale	111,482	17,976,412
Sumitomo Mitsui Financial Group, Inc.	484	3,824,683
Swedbank AB, Class A	248,900	8,136,758
United Overseas Bank Ltd.	1,146,900	15,649,634
Westpac Banking Corp.	549,479	12,232,411
Commercial Banks Total		223,750,175
Consumer Finance – 0.5%
ORIX Corp.	29,710	6,365,879
Consumer Finance Total		6,365,879
Diversified Financial Services – 1.9%
Fortis	292,340	10,716,638
ING Groep NV	392,150	15,769,763
Diversified Financial Services Total		26,486,401
Insurance – 4.8%
Aviva PLC	669,736	9,567,271
Axis Capital Holdings Ltd. (b)	268,459	9,691,370
Baloise Holding AG, Registered Shares	114,437	10,479,093
Brit Insurance Holdings PLC	2,031,806	14,471,348
Milano Assicurazioni SpA	972,197	7,727,727
Swiss Reinsurance, Registered Shares	167,429	14,085,143
Insurance Total		66,021,952
Real Estate Management & Development – 0.7%
Swire Pacific Ltd., Class A	851,800	9,410,857
Yanlord Land Group Ltd.	356,000	737,993
Real Estate Management & Development Total		10,148,850
Financials Total		376,225,809
Health Care – 7.6%
Pharmaceuticals – 7.6%
AstraZeneca PLC	374,310	18,452,486
Biovail Corp.	616,577	10,802,429
Kyowa Hakko Kogyo Co., Ltd.	610,000	5,921,410
Novartis AG, Registered Shares	495,086	26,107,811
Novo-Nordisk A/S, Class B	48,725	5,417,651
Ono Pharmaceutical Co., Ltd.	152,500	7,875,896
Roche Holding AG, Genusschein Shares	100,793	17,508,917

	Shares	Value ($)
Takeda Pharmaceutical Co., Ltd.	186,200	12,736,022
Pharmaceuticals Total		104,822,622
Health Care Total		104,822,622
Industrials – 10.1%
Aerospace & Defense – 1.0%
MTU Aero Engines Holding AG	139,006	8,845,045
Rolls-Royce Group PLC (a)	433,237	4,463,659
Aerospace & Defense Total		13,308,704
Airlines – 0.5%
British Airways PLC (a)	762,443	6,521,895
Airlines Total		6,521,895
Building Products – 0.9%
Geberit AG, Registered Shares	87,137	12,830,165
Building Products Total		12,830,165
Commercial Services & Supplies – 1.0%
Randstad Holding NV	231,659	12,963,916
Commercial Services & Supplies Total		12,963,916
Construction & Engineering – 0.6%
Peab AB	285,200	8,599,889
Construction & Engineering Total		8,599,889
Electrical Equipment – 0.6%
Schneider Electric SA	57,934	7,694,754
Electrical Equipment Total		7,694,754
Industrial Conglomerates – 0.7%
Keppel Corp. Ltd.	1,209,000	10,151,999
Industrial Conglomerates Total		10,151,999
Machinery – 3.4%
Georg Fischer AG, Registered Shares (a)	15,266	11,529,372
Komatsu Ltd.	311,800	9,613,317
Mori Seiki Co., Ltd.	224,600	5,596,088
SKF AB, Class B	472,800	9,630,166
Volvo AB, Class B	584,950	10,112,466
Machinery Total		46,481,409
Trading Companies & Distributors – 1.4%
Hitachi High-Technologies Corp.	233,300	5,460,255
Itochu Corp.	1,310,000	14,209,863
Trading Companies & Distributors Total		19,670,118
Industrials Total		138,222,849

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

August 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Information Technology – 9.2%
Communications Equipment – 2.0%
Nokia Oyj	833,470	27,442,472
Communications Equipment Total		27,442,472
Electronic Equipment & Instruments – 1.8%
FUJIFILM Holdings Corp.	360,300	15,682,805
Kyocera Corp.	94,400	8,641,852
Electronic Equipment & Instruments Total		24,324,657
Internet Software & Services – 1.1%
United Internet AG, Registered Shares	746,908	14,326,047
Internet Software & Services Total		14,326,047
IT Services – 0.6%
CGI Group, Inc., Class A (a)	753,800	8,351,761
IT Services Total		8,351,761
Office Electronics – 2.0%
Brother Industries Ltd.	963,000	12,292,202
Canon, Inc.	264,800	15,139,269
Office Electronics Total		27,431,471
Semiconductors & Semiconductor Equipment – 1.2%
Infineon Technologies AG (a)	633,990	9,862,911
Verigy Ltd. (a)	266,200	7,033,004
Semiconductors & Semiconductor Equipment Total		16,895,915
Software – 0.5%
Nintendo Co., Ltd.	15,700	7,281,199
Software Total		7,281,199
Information Technology Total		126,053,522
Materials – 10.2%
Chemicals – 3.7%
BASF AG	186,236	24,641,869
Linde AG	90,176	10,582,855
Shin-Etsu Chemical Co., Ltd.	209,700	15,176,492
Chemicals Total		50,401,216
Construction Materials – 1.0%
Ciments Francais SA	66,652	13,875,543
Construction Materials Total		13,875,543
Metals & Mining – 5.5%
BHP Billiton PLC	368,241	10,832,583
JFE Holdings, Inc.	191,300	12,490,094
Rio Tinto PLC	121,457	8,399,651
Salzgitter AG	80,059	15,813,747

	Shares	Value ($)
SSAB Svenskt Stal AB, Series A	411,000	13,942,403
Yamato Kogyo Co., Ltd.	312,700	13,367,864
Metals & Mining Total		74,846,342
Materials Total		139,123,101
Telecommunication Services – 5.2%
Diversified Telecommunication Services – 3.4%
Bezeq Israeli Telecommunication Corp., Ltd.	6,205,048	9,855,874
Chunghwa Telecom Co., Ltd., ADR	461,346	8,082,773
Nippon Telegraph & Telephone Corp.	1,521	7,067,087
Telefonica O2 Czech Republic AS	477,299	14,251,691
Telekomunikacja Polska SA	958,607	7,413,319
Diversified Telecommunication Services Total		46,670,744
Wireless Telecommunication Services – 1.8%
China Mobile Ltd.	696,800	9,490,059
KDDI Corp.	1,131	8,742,076
Philippine Long Distance Telephone Co., ADR	105,993	6,224,969
Wireless Telecommunication Services Total		24,457,104
Telecommunication Services Total		71,127,848
Utilities – 4.3%
Electric Utilities – 3.7%
British Energy Group PLC	1,519,251	14,197,892
E.ON AG	144,857	24,301,356
Tenaga Nasional Berhad	4,225,900	12,214,260
Electric Utilities Total		50,713,508
Gas Utilities – 0.6%
Tokyo Gas Co., Ltd.	1,614,000	8,014,944
Gas Utilities Total		8,014,944
Utilities Total		58,728,452
Total Common Stocks (Cost of $1,079,248,400)		1,344,283,900
Investment Company – 0.7%
iShares MSCI EAFE Index Fund	119,435	9,375,647
Total Investment Company (Cost of $9,843,343)		9,375,647

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

August 31, 2007

Short-Term Obligation – 0.9%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/07, due 09/04/07 at 5.030%, collateralized by U.S. Government Agency Obligations with various maturities to 05/15/08, market value $12,015,855 (repurchase proceeds $11,784,582)	11,778,000	11,778,000
Total Short-Term Obligation (Cost of $11,778,000)		11,778,000
Total Investments – 99.9% (Cost of $1,100,869,743)(c)		1,365,437,547
Other Assets & Liabilities, Net – 0.1%		1,993,021
Net Assets – 100.0%		1,367,430,568

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security pledged as collateral for written option contracts.

(c)  Cost for federal income tax purposes is $1,108,316,013.

For the year ended August 31, 2007, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at August 31, 2006	–	–
Options written	1,340	$63,381
Options terminated in closing
purchase transactions	–	–
Options exercised	–	–
Options expired	–	–
Options outstanding at August 31, 2007	1,340	$63,381

At August 31, 2007, the Fund held the following written call option contracts:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Axis Capital Holdings LTD.	$40	1,340	09/22/07	$63,381	$26,800
Total written call options (proceeds $63,381)					$26,800

The Fund was invested in the following countries at August 31, 2007:

Country (Unaudited)	Value ($)	% of Total Investments
Japan	290,592,345	21.3
United Kingdom	182,181,414	13.3
Germany	137,359,451	10.1
France	119,316,157	8.7
Switzerland	117,330,863	8.6
Sweden	55,036,357	4.0
Netherlands	54,402,894	4.0
Spain	45,735,716	3.3
Singapore	41,746,606	3.1
United States*	30,845,020	2.3
China	29,243,719	2.1
Canada	27,684,778	2.0
Finland	27,442,472	2.0
Malaysia	23,932,877	1.8
Norway	21,707,365	1.6
Ireland	21,090,349	1.5
Australia	20,033,589	1.5
Hong Kong	18,900,916	1.4
Czech Republic	14,251,691	1.0
South Africa	11,903,456	0.9
Mexico	11,313,558	0.8
Belgium	10,716,638	0.8
Israel	9,855,874	0.7
Taiwan	8,082,773	0.6
South Korea	7,947,003	0.6
Italy	7,727,727	0.6
Poland	7,413,319	0.5
Philippines	6,224,969	0.5
Denmark	5,417,651	0.4
	$1,365,437,547	100.0

* Includes investment company and short-term obligation.
Certain securities are listed by country of underlying exposure but may trade predominantly on other exchange.

At August 31, 2007, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$66,529,823	$68,647,624	09/20/07	$(2,117,801)
CAD	2,168,586	2,201,448	09/20/07	(32,862)
CAD	2,809,024	2,803,809	09/20/07	5,215
CAD	5,190,774	5,159,134	09/20/07	31,640
CHF	3,634,867	3,670,600	09/20/07	(35,733)
CHF	4,006,144	3,979,846	09/20/07	26,298
CHF	1,930,971	1,936,213	09/20/07	(5,242)
DKK	5,905,455	5,827,056	09/20/07	78,399
EUR	62,052,678	61,128,122	09/20/07	924,556
EUR	5,194,918	5,165,217	09/20/07	29,701
EUR	6,589,773	6,611,350	09/20/07	(21,577)
GBP	131,291,836	129,691,749	09/20/07	1,600,087
GBP	5,917,696	5,902,094	09/20/07	15,602
JPY	6,162,424	5,813,913	09/20/07	348,511
JPY	4,658,215	4,418,131	09/20/07	240,084
JPY	4,295,856	4,211,013	09/20/07	84,843
KRW	1,381,157	1,402,916	09/20/07	(21,759)
NZD	1,277,709	1,457,306	09/20/07	(179,597)
SEK	1,335,510	1,323,077	09/20/07	12,433
SGD	1,448,831	1,467,652	09/20/07	(18,821)
TWD	3,507,891	3,560,844	09/20/07	(52,953)
TWD	2,906,586	2,951,372	09/20/07	(44,786)
				$866,238

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

August 31, 2007

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$2,627,426	$2,584,600	09/20/07	$(42,826)
CAD	36,737,110	36,220,553	09/20/07	(516,557)
CHF	37,085,421	36,268,367	09/20/07	(817,054)
CZK	13,693,476	13,069,400	09/20/07	(624,076)
EUR	10,328,478	10,325,104	09/20/07	(3,374)
EUR	4,190,021	4,202,020	09/20/07	11,999
EUR	3,620,080	3,669,741	09/20/07	49,661
GBP	7,937,292	8,074,121	09/20/07	136,829
GBP	2,614,186	2,581,808	09/20/07	(32,378)
GBP	2,644,420	2,645,923	09/20/07	1,503
KRW	8,623,018	8,720,111	09/20/07	97,093
ILS	10,366,214	10,104,105	09/20/07	(262,109)
JPY	3,727,966	3,550,468	09/20/07	(177,498)
JPY	5,361,230	5,319,018	09/20/07	(42,212)
JPY	3,840,955	3,859,227	09/20/07	18,272
JPY	2,186,343	2,181,462	09/20/07	(4,881)
JPY	2,957,995	2,951,392	09/20/07	(6,603)
MXN	6,469,068	6,563,671	09/20/07	94,603
MYR	27,006,978	27,294,220	09/20/07	287,242
NOK	8,972,036	8,770,237	09/20/07	(201,799)
PHP	2,872,319	2,906,605	09/20/07	34,286
PLN	7,335,937	7,276,039	09/20/07	(59,898)
SEK	20,353,108	20,397,216	09/20/07	44,108
SGD	15,338,553	15,272,489	09/20/07	(66,064)
SGD	4,189,454	4,206,498	09/20/07	17,044
SGD	3,228,823	3,225,256	09/20/07	(3,567)
TWD	15,214,841	15,323,196	09/20/07	108,355
ZAR	5,875,307	5,802,014	09/20/07	(73,293)
				$(2,033,194)

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PHP	Philippine Peso

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	Taiwan Dollar

ZAR	South African Rand

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Mid Cap Growth Fund

August 31, 2007

Common Stocks – 99.8%

	Shares	Value ($)
Consumer Discretionary – 14.1%
Diversified Consumer Services – 0.7%
Apollo Group, Inc., Class A (a)	130,240	7,641,181
ITT Educational Services, Inc. (a)	27,370	3,005,226
Diversified Consumer Services Total		10,646,407
Hotels, Restaurants & Leisure – 3.5%
Ctrip.com International Ltd., ADR	106,063	4,506,617
International Game Technology, Inc.	184,940	7,059,160
Orient-Express Hotels Ltd., Class A	35,258	1,764,663
Scientific Games Corp., Class A (a)	222,470	7,761,978
Starwood Hotels & Resorts Worldwide, Inc.	265,090	16,202,301
Wynn Resorts Ltd.	46,110	5,705,190
Yum! Brands, Inc.	385,600	12,616,832
Hotels, Restaurants & Leisure Total		55,616,741
Household Durables – 0.6%
Garmin Ltd.	96,380	9,814,375
Household Durables Total		9,814,375
Internet & Catalog Retail – 0.7%
Priceline.com, Inc. (a)	125,920	10,448,842
Internet & Catalog Retail Total		10,448,842
Media – 1.7%
EchoStar Communications Corp., Class A (a)	159,460	6,748,347
Lamar Advertising Co., Class A	133,610	7,070,641
Liberty Global, Inc., Class A (a)	154,530	6,332,640
Regal Entertainment Group, Class A	268,450	6,050,863
Media Total		26,202,491
Multiline Retail – 1.8%
J.C. Penney Co., Inc.	118,140	8,123,306
Nordstrom, Inc.	422,182	20,306,954
Multiline Retail Total		28,430,260
Specialty Retail – 2.2%
GameStop Corp., Class A (a)	286,170	14,348,564
J Crew Group, Inc. (a)	95,370	4,750,380
Tiffany & Co.	124,260	6,378,266
TJX Companies, Inc.	282,930	8,626,535
Specialty Retail Total		34,103,745

	Shares	Value ($)
Textiles, Apparel & Luxury Goods – 2.9%
Coach, Inc. (a)	362,886	16,159,314
CROCS, Inc. (a)	246,980	14,581,699
Phillips-Van Heusen Corp.	118,340	6,890,938
Polo Ralph Lauren Corp.	94,431	7,133,318
Textiles, Apparel & Luxury Goods Total		44,765,269
Consumer Discretionary Total		220,028,130
Consumer Staples – 3.7%
Beverages – 0.4%
Pepsi Bottling Group, Inc.	189,720	6,562,415
Beverages Total		6,562,415
Food & Staples Retailing – 0.4%
Kroger Co.	257,230	6,837,173
Food & Staples Retailing Total		6,837,173
Food Products – 1.9%
Bunge Ltd.	71,680	6,554,419
H.J. Heinz Co.	143,080	6,451,477
McCormick & Co., Inc.	208,060	7,456,871
Wm. Wrigley Jr. Co.	144,580	8,421,785
Food Products Total		28,884,552
Personal Products – 1.0%
Avon Products, Inc.	328,170	11,272,640
Estee Lauder Companies, Inc., Class A	103,070	4,286,681
Personal Products Total		15,559,321
Consumer Staples Total		57,843,461
Energy – 12.3%
Energy Equipment & Services – 7.2%
Cameron International Corp. (a)	157,230	12,856,697
Diamond Offshore Drilling, Inc.	121,570	12,784,301
FMC Technologies, Inc. (a)	107,260	10,157,522
GlobalSantaFe Corp.	84,030	5,931,678
Grant Prideco, Inc. (a)	175,021	9,678,661
National-Oilwell Varco, Inc. (a)	172,680	22,103,040
Noble Corp.	270,810	13,285,939
Superior Energy Services, Inc. (a)	97,930	3,801,643
Tetra Technologies, Inc. (a)	396,470	7,925,435
Weatherford International Ltd. (a)	236,100	13,783,518
Energy Equipment & Services Total		112,308,434

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund

August 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 5.1%
Chesapeake Energy Corp.	236,040	7,614,650
Continental Resources, Inc. (a)	624,537	9,274,374
Denbury Resources, Inc. (a)	372,170	14,804,923
Frontier Oil Corp.	260,020	10,668,621
Peabody Energy Corp.	148,320	6,305,083
Range Resources Corp.	168,650	6,123,682
Southwestern Energy Co. (a)	295,544	10,991,281
Sunoco, Inc.	69,290	5,067,871
Williams Companies, Inc.	252,170	7,817,270
Oil, Gas & Consumable Fuels Total		78,667,755
Energy Total		190,976,189
Financials – 5.9%
Capital Markets – 3.3%
Affiliated Managers Group, Inc. (a)	138,060	15,635,295
E*TRADE Financial Corp. (a)	316,330	4,928,421
Janus Capital Group, Inc.	110,061	2,926,522
Lazard Ltd., Class A	199,920	8,014,793
T. Rowe Price Group, Inc.	221,640	11,374,565
Waddell & Reed Financial, Inc., Class A	322,439	8,009,385
Capital Markets Total		50,888,981
Commercial Banks – 0.4%
Zions Bancorporation	84,160	5,941,696
Commercial Banks Total		5,941,696
Diversified Financial Services – 1.7%
CME Group, Inc.	19,606	10,877,409
Intercontinental Exchange, Inc. (a)	56,450	8,234,361
Nymex Holdings, Inc.	64,206	8,283,858
Diversified Financial Services Total		27,395,628
Real Estate Investment Trusts (REITs) – 0.5%
Plum Creek Timber Co., Inc.	194,730	8,165,029
Real Estate Investment Trusts (REITs) Total		8,165,029
Financials Total		92,391,334
Health Care – 15.7%
Biotechnology – 1.8%
Alexion Pharmaceuticals, Inc. (a)	68,510	4,142,800
Amylin Pharmaceuticals, Inc. (a)	155,780	7,637,893
Celgene Corp. (a)	128,220	8,233,006
Cephalon, Inc. (a)	102,390	7,684,370
Biotechnology Total		27,698,069

	Shares	Value ($)
Health Care Equipment & Supplies – 4.6%
Beckman Coulter, Inc.	91,151	6,558,314
Cytyc Corp. (a)	298,970	12,777,978
Gen-Probe, Inc. (a)	103,840	6,647,837
Intuitive Surgical, Inc. (a)	18,961	4,195,690
Kyphon, Inc. (a)	300,460	20,091,760
Mindray Medical International Ltd., ADR	206,710	7,336,138
Sirona Dental Systems, Inc. (a)	165,490	4,824,034
St. Jude Medical, Inc. (a)	204,440	8,907,451
Health Care Equipment & Supplies Total		71,339,202
Health Care Providers & Services – 5.0%
Brookdale Senior Living, Inc.	195,600	7,162,872
Coventry Health Care, Inc. (a)	109,800	6,299,226
Express Scripts, Inc. (a)	240,880	13,188,180
Laboratory Corp. of America Holdings (a)	121,220	9,413,945
McKesson Corp.	126,710	7,249,079
Medco Health Solutions, Inc. (a)	94,000	8,032,300
Quest Diagnostics, Inc.	209,420	11,465,745
Sunrise Senior Living, Inc. (a)	213,760	7,654,746
VCA Antech, Inc. (a)	173,413	7,090,857
Health Care Providers & Services Total		77,556,950
Health Care Technology – 0.9%
Allscripts Healthcare Solutions, Inc. (a)	273,070	6,174,113
IMS Health, Inc.	235,990	7,065,540
Health Care Technology Total		13,239,653
Life Sciences Tools & Services – 1.8%
Covance, Inc. (a)	93,130	6,828,292
Pharmaceutical Product Development, Inc.	170,300	5,965,609
Thermo Fisher Scientific, Inc. (a)	180,840	9,806,953
Waters Corp. (a)	99,360	6,117,595
Life Sciences Tools & Services Total		28,718,449
Pharmaceuticals – 1.6%
Allergan, Inc.	280,850	16,853,808
Shire PLC, ADR	110,670	8,714,156
Pharmaceuticals Total		25,567,964
Health Care Total		244,120,287
Industrials – 13.2%
Aerospace & Defense – 3.3%
BE Aerospace, Inc. (a)	148,400	5,783,148
Goodrich Corp.	139,270	8,796,293

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund

August 31, 2007

Common Stocks (continued)

	Shares	Value ($)
L-3 Communications Holdings, Inc.	76,490	7,535,030
Precision Castparts Corp.	118,443	15,434,307
Rockwell Collins, Inc.	212,270	14,619,035
Aerospace & Defense Total		52,167,813
Air Freight & Logistics – 1.0%
C.H. Robinson Worldwide, Inc.	195,070	9,566,233
Expeditors International Washington, Inc.	140,509	6,206,282
Air Freight & Logistics Total		15,772,515
Commercial Services & Supplies – 1.8%
Dun & Bradstreet Corp.	68,880	6,719,244
Resources Connection, Inc.	205,130	6,153,900
Robert Half International, Inc.	195,330	6,238,840
Stericycle, Inc. (a)	190,200	9,490,980
Commercial Services & Supplies Total		28,602,964
Construction & Engineering – 0.6%
Jacobs Engineering Group, Inc. (a)	72,070	4,763,106
Quanta Services, Inc. (a)	181,010	5,117,153
Construction & Engineering Total		9,880,259
Electrical Equipment – 2.6%
AMETEK, Inc.	118,900	4,754,811
General Cable Corp. (a)	156,890	9,127,860
Roper Industries, Inc.	174,680	11,055,497
SunPower Corp., Class A (a)	96,050	6,563,097
Suntech Power Holdings Co., Ltd., ADR (a)	237,440	8,488,480
Electrical Equipment Total		39,989,745
Industrial Conglomerates – 0.6%
McDermott International, Inc. (a)	92,860	8,913,632
Industrial Conglomerates Total		8,913,632
Machinery – 2.9%
Cummins, Inc.	123,930	14,675,791
ITT Corp.	92,150	6,265,278
Joy Global, Inc.	195,738	8,493,072
Oshkosh Truck Corp.	104,960	6,076,134
Terex Corp. (a)	122,600	9,793,288
Machinery Total		45,303,563
Road & Rail – 0.4%
Landstar System, Inc.	136,040	5,851,081
Road & Rail Total		5,851,081
Industrials Total		206,481,572

	Shares	Value ($)
Information Technology – 20.0%
Communications Equipment – 3.0%
F5 Networks, Inc. (a)	110,000	3,846,700
Harris Corp.	137,180	8,344,659
Juniper Networks, Inc. (a)	261,560	8,610,555
Research in Motion Ltd. (a)	192,400	16,432,884
Riverbed Technology, Inc. (a)	211,422	9,387,137
Communications Equipment Total		46,621,935
Computers & Peripherals – 0.7%
Network Appliance, Inc. (a)	229,720	6,399,999
SanDisk Corp. (a)	86,760	4,863,766
Computers & Peripherals Total		11,263,765
Electronic Equipment & Instruments – 1.2%
Agilent Technologies, Inc. (a)	109,260	3,977,064
Amphenol Corp., Class A	147,860	5,339,225
Trimble Navigation Ltd. (a)	126,050	4,450,825
Tyco Electronics Ltd. (a)	157,510	5,492,374
Electronic Equipment & Instruments Total		19,259,488
Internet Software & Services – 0.7%
Equinix, Inc. (a)	94,000	8,319,940
VeriSign, Inc. (a)	97,970	3,154,634
Internet Software & Services Total		11,474,574
IT Services – 2.9%
Cognizant Technology Solutions Corp., Class A (a)	154,160	11,332,302
DST Systems, Inc. (a)	78,720	6,018,931
Fiserv, Inc. (a)	88,420	4,113,298
Global Payments, Inc.	172,930	6,827,277
Mastercard, Inc., Class A	48,870	6,694,701
Paychex, Inc.	213,100	9,468,033
IT Services Total		44,454,542
Semiconductors & Semiconductor Equipment – 6.4%
Atheros Communications, Inc. (a)	206,490	6,176,116
KLA-Tencor Corp.	143,360	8,238,899
Lam Research Corp. (a)	294,290	15,782,773
Marvell Technology Group Ltd. (a)	524,940	8,698,256
Maxim Integrated Products, Inc.	192,770	5,785,028
MEMC Electronic Materials, Inc. (a)	309,534	19,011,578
National Semiconductor Corp.	199,580	5,252,946
NVIDIA Corp. (a)	498,610	25,508,887
Tessera Technologies, Inc. (a)	131,870	4,830,398
Semiconductors & Semiconductor Equipment Total		99,284,881

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund

August 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Software – 5.1%
Activision, Inc. (a)	347,340	6,769,657
Amdocs Ltd. (a)	48,629	1,716,604
Autodesk, Inc. (a)	119,059	5,514,813
BEA Systems, Inc. (a)	439,657	5,363,815
BMC Software, Inc. (a)	186,040	5,696,545
Citrix Systems, Inc. (a)	108,427	3,941,321
Double-Take Software, Inc. (a)	100,532	1,737,193
Electronic Arts, Inc. (a)	117,190	6,204,039
FactSet Research Systems, Inc.	198,470	11,894,307
McAfee, Inc. (a)	365,970	13,083,427
Nuance Communications, Inc. (a)	54,020	1,015,576
Salesforce.com, Inc. (a)	83,550	3,377,927
THQ, Inc. (a)	298,181	8,584,631
VMware, Inc., Class A (a)	78,360	5,398,220
Software Total		80,298,075
Information Technology Total		312,657,260
Materials – 6.0%
Chemicals – 2.3%
Agrium, Inc.	171,730	7,820,584
Monsanto Co.	167,450	11,677,963
Potash Corp. of Saskatchewan, Inc.	177,670	15,734,456
Chemicals Total		35,233,003
Construction Materials – 0.6%
Vulcan Materials Co.	100,940	9,085,609
Construction Materials Total		9,085,609
Containers & Packaging – 0.7%
Ball Corp.	93,180	4,880,768
Crown Holdings, Inc. (a)	286,625	6,884,733
Containers & Packaging Total		11,765,501
Metals & Mining – 2.4%
Allegheny Technologies, Inc.	125,180	12,441,640
Carpenter Technology Corp.	83,615	9,769,577
Freeport-McMoRan Copper & Gold, Inc.	107,259	9,376,582
Lundin Mining Corp. (a)	214,744	2,465,261
Steel Dynamics, Inc.	65,330	2,834,015
Metals & Mining Total		36,887,075
Materials Total		92,971,188

	Shares	Value ($)
Telecommunication Services – 6.3%
Diversified Telecommunication Services – 0.4%
Cogent Communications Group, Inc. (a)	229,740	5,736,608
Diversified Telecommunication Services Total		5,736,608
Wireless Telecommunication Services – 5.9%
American Tower Corp., Class A (a)	493,127	19,537,692
Crown Castle International Corp. (a)	350,910	12,899,451
Leap Wireless International, Inc. (a)	145,410	10,542,225
MetroPCS Communications, Inc. (a)	365,920	9,985,957
Millicom International Cellular SA (a)	118,330	9,978,769
NII Holdings, Inc. (a)	279,170	22,104,680
Rogers Communications, Inc., Class B	175,350	7,939,848
Wireless Telecommunication Services Total		92,988,622
Telecommunication Services Total		98,725,230
Utilities – 2.6%
Electric Utilities – 1.2%
Allegheny Energy, Inc. (a)	95,020	4,903,982
PPL Corp.	293,520	14,165,275
Electric Utilities Total		19,069,257
Gas Utilities – 0.6%
Questar Corp.	180,530	9,021,084
Gas Utilities Total		9,021,084
Independent Power Producers & Energy Traders – 0.8%
Constellation Energy Group, Inc.	73,630	6,106,872
Mirant Corp. (a)	161,010	6,274,560
Independent Power Producers & Energy Traders Total		12,381,432
Utilities Total		40,471,773
Total Common Stocks (Cost of $1,294,929,116)		1,556,666,424

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund

August 31, 2007

Short-Term Obligation – 1.5%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 8/31/07, due 9/04/07 at 5.030%, collateralized by a U.S. Treasury Obligation maturing 09/17/07, market value of $24,366,170 (repurchase proceeds $23,898,349)	23,885,000	23,885,000
Total Short-Term Obligation (Cost of $23,885,000)		23,885,000
Total Investments – 101.3% (Cost of $1,318,814,116) (b)		1,580,551,424
Other Assets & Liabilities, Net – (1.3)%		(20,332,045)
Net Assets – 100.0%		1,560,219,379

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,324,325,476.

For the year ended August 31, 2007, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at August 31, 2006	–	–
Options written	1,854	$308,780
Options terminated in closing
purchase transactions	–	–
Options exercised	(525)	(105,602)
Options expired	(1,329)	(203,178)
Options outstanding at August 31, 2007	–	$–

At August 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	20.0
Health Care	15.7
Consumer Discretionary	14.1
Industrials	13.2
Energy	12.3
Telecommunication Services	6.3
Materials	6.0
Financials	5.9
Consumer Staples	3.7
Utilities	2.6
99.8
Short-Term Obligation	1.5
Other Assets & Liabilities, Net	(1.3)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Growth Fund I

August 31, 2007

Common Stocks – 95.6%

	Shares	Value ($)
Consumer Discretionary – 17.5%
Auto Components – 0.6%
Spartan Motors, Inc.	106,500	1,576,200
Auto Components Total		1,576,200
Diversified Consumer Services – 1.7%
Capella Education Co. (a)	16,000	806,560
New Oriental Education & Technology Group, ADR (a)	25,500	1,350,225
Sotheby's	11,200	484,736
Strayer Education, Inc.	9,900	1,579,842
Diversified Consumer Services Total		4,221,363
Hotels, Restaurants & Leisure – 3.9%
Bally Technologies, Inc. (a)	31,300	1,038,221
Buffalo Wild Wings, Inc. (a)	27,100	942,267
Chipotle Mexican Grill, Inc., Class A (a)	7,600	790,324
Ctrip.com International Ltd., ADR	16,440	698,536
Life Time Fitness, Inc. (a)	23,300	1,294,781
Orient-Express Hotels Ltd., Class A	14,800	740,740
Pinnacle Entertainment, Inc. (a)	34,028	946,659
Ruby Tuesday, Inc.	25,700	569,255
Scientific Games Corp., Class A (a)	33,440	1,166,721
Texas Roadhouse, Inc., Class A (a)	92,400	1,183,644
Hotels, Restaurants & Leisure Total		9,371,148
Household Durables – 0.2%
Gafisa SA, ADR (a)	24,400	570,228
Household Durables Total		570,228
Internet & Catalog Retail – 1.0%
Priceline.com, Inc. (a)	15,000	1,244,700
Shutterfly, Inc. (a)	42,100	1,177,116
Internet & Catalog Retail Total		2,421,816
Leisure Equipment & Products – 0.6%
Smith & Wesson Holding Corp. (a)	64,100	1,346,100
Leisure Equipment & Products Total		1,346,100
Media – 2.2%
Dolan Media Co. (a)	87,556	1,739,738
Knology, Inc. (a)	151,500	2,393,700
National CineMedia, Inc.	51,185	1,260,686
Media Total		5,394,124
Specialty Retail – 3.9%
DSW, Inc., Class A (a)	47,200	1,437,240
GameStop Corp., Class A (a)	47,700	2,391,678
Hibbett Sports, Inc. (a)	44,900	1,119,806
J Crew Group, Inc. (a)	31,000	1,544,110
Men's Wearhouse, Inc.	18,800	952,784

	Shares	Value ($)
Monro Muffler Brake, Inc.	33,000	1,241,790
Zumiez, Inc. (a)	15,000	727,950
Specialty Retail Total		9,415,358
Textiles, Apparel & Luxury Goods – 3.4%
CROCS, Inc. (a)	59,000	3,483,360
Lululemon Athletica, Inc. (a)	28,500	970,995
Volcom, Inc. (a)	31,483	1,228,782
Warnaco Group, Inc. (a)	71,800	2,505,820
Textiles, Apparel & Luxury Goods Total		8,188,957
Consumer Discretionary Total		42,505,294
Energy – 7.0%
Energy Equipment & Services – 3.3%
Atwood Oceanics, Inc. (a)	34,000	2,583,660
Core Laboratories NV (a)	16,900	1,894,490
Hornbeck Offshore Services, Inc. (a)	21,900	835,485
Oil States International, Inc. (a)	34,500	1,455,900
Tetra Technologies, Inc. (a)	61,100	1,221,389
Energy Equipment & Services Total		7,990,924
Oil, Gas & Consumable Fuels – 3.7%
Arena Resources, Inc. (a)	22,400	1,374,464
Berry Petroleum Co., Class A	56,500	1,925,520
Carrizo Oil & Gas, Inc. (a)	24,491	961,761
Foundation Coal Holdings, Inc.	30,800	1,044,736
Parallel Petroleum Corp. (a)	102,069	1,805,601
PetroHawk Energy Corp. (a)	82,500	1,249,050
Ship Finance International Ltd.	24,500	704,865
Oil, Gas & Consumable Fuels Total		9,065,997
Energy Total		17,056,921
Financials – 6.3%
Capital Markets – 2.0%
Affiliated Managers Group, Inc. (a)	20,001	2,265,113
GFI Group, Inc. (a)	13,000	962,000
Waddell & Reed Financial, Inc., Class A	69,544	1,727,473
Capital Markets Total		4,954,586
Commercial Banks – 1.6%
East West Bancorp, Inc.	38,600	1,381,880
Signature Bank (a)	27,840	962,150
Sterling Financial Corp.	27,038	688,658
UCBH Holdings, Inc.	56,000	930,720
Commercial Banks Total		3,963,408
Consumer Finance – 0.5%
First Cash Financial Services, Inc. (a)	53,100	1,137,402
Consumer Finance Total		1,137,402

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund I

August 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Insurance – 0.6%
ProAssurance Corp. (a)	26,977	1,418,451
Insurance Total		1,418,451
Real Estate Investment Trusts (REITs) – 1.6%
Alexandria Real Estate Equities, Inc.	14,000	1,306,620
FelCor Lodging Trust, Inc.	44,500	976,330
Redwood Trust, Inc.	21,500	802,595
Supertel Hospitality, Inc.	95,800	757,778
Real Estate Investment Trusts (REITs) Total		3,843,323
Financials Total		15,317,170
Health Care – 21.4%
Biotechnology – 6.2%
Alexion Pharmaceuticals, Inc. (a)	20,700	1,251,729
Alkermes, Inc. (a)	73,400	1,236,790
Allos Therapeutics, Inc. (a)	214,900	1,014,328
Applera Corp. - Celera Group (a)	44,400	584,748
Ariad Pharmaceuticals, Inc. (a)	146,800	729,596
ArQule, Inc. (a)	68,000	557,600
Array Biopharma, Inc. (a)	107,900	1,224,665
BioMarin Pharmaceuticals, Inc. (a)	77,900	1,673,292
Cubist Pharmaceuticals, Inc. (a)	29,200	668,096
Onyx Pharmaceuticals, Inc. (a)	59,200	2,345,504
OSI Pharmaceuticals, Inc. (a)	30,900	1,053,999
Savient Pharmaceuticals, Inc. (a)	61,200	806,616
Seattle Genetics, Inc. (a)	59,400	609,444
United Therapeutics Corp. (a)	18,000	1,232,820
Biotechnology Total		14,989,227
Health Care Equipment & Supplies – 7.0%
Abiomed, Inc. (a)	52,900	651,199
Align Technology, Inc. (a)	58,600	1,331,978
Gen-Probe, Inc. (a)	12,200	781,044
Hologic, Inc. (a)	38,037	2,021,667
Immucor, Inc. (a)	38,900	1,297,315
Kyphon, Inc. (a)	57,230	3,826,970
Masimo Corp. (a)	35,670	749,070
Micrus Endovascular Corp. (a)	42,800	1,019,496
Mindray Medical International Ltd., ADR	29,300	1,039,857
Northstar Neuroscience, Inc. (a)	60,900	691,824
NuVasive, Inc. (a)	63,500	2,025,650
Sirona Dental Systems, Inc. (a)	25,600	746,240
Spectranetics Corp. (a)	51,100	752,703
Health Care Equipment & Supplies Total		16,935,013
Health Care Providers & Services – 2.7%
HealthExtras, Inc. (a)	60,036	1,687,612
Healthways, Inc. (a)	11,700	582,660

	Shares	Value ($)
Psychiatric Solutions, Inc. (a)	43,300	1,596,038
Sunrise Senior Living, Inc. (a)	45,200	1,618,612
VCA Antech, Inc. (a)	25,448	1,040,569
Health Care Providers & Services Total		6,525,491
Health Care Technology – 0.8%
Allscripts Healthcare Solutions, Inc. (a)	84,994	1,921,714
Health Care Technology Total		1,921,714
Life Sciences Tools & Services – 2.4%
ICON PLC, ADR (a)	86,528	3,952,599
Illumina, Inc. (a)	42,200	2,037,838
Life Sciences Tools & Services Total		5,990,437
Pharmaceuticals – 2.3%
Cypress Bioscience, Inc. (a)	52,100	690,846
Medicis Pharmaceutical Corp., Class A	63,600	1,942,344
MGI Pharma, Inc. (a)	49,000	1,154,930
Penwest Pharmaceuticals Co. (a)	46,200	570,570
XenoPort, Inc. (a)	28,300	1,175,299
Pharmaceuticals Total		5,533,989
Health Care Total		51,895,871
Industrials – 13.4%
Aerospace & Defense – 2.1%
American Science & Engineering, Inc.	15,161	1,095,382
BE Aerospace, Inc. (a)	57,027	2,222,342
Ladish Co., Inc. (a)	35,000	1,836,800
Aerospace & Defense Total		5,154,524
Air Freight & Logistics – 0.5%
HUB Group, Inc., Class A (a)	32,500	1,084,525
Air Freight & Logistics Total		1,084,525
Commercial Services & Supplies – 3.9%
ACCO Brands Corp. (a)	35,200	797,984
Advisory Board Co. (a)	30,300	1,743,159
Huron Consulting Group, Inc. (a)	36,298	2,397,483
Knoll, Inc.	79,500	1,511,295
Resources Connection, Inc.	49,466	1,483,980
Waste Connections, Inc. (a)	46,350	1,409,967
Commercial Services & Supplies Total		9,343,868
Construction & Engineering – 0.6%
Granite Construction, Inc.	8,300	451,852
Quanta Services, Inc. (a)	34,800	983,796
Construction & Engineering Total		1,435,648

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund I

August 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Electrical Equipment – 2.0%
Acuity Brands, Inc.	14,700	772,338
General Cable Corp. (a)	26,300	1,530,134
JA Solar Holdings Co., Ltd., ADR (a)	33,505	1,228,628
SunPower Corp., Class A (a)	20,500	1,400,765
Electrical Equipment Total		4,931,865
Machinery – 2.1%
Actuant Corp., Class A	15,200	927,048
Bucyrus International, Inc., Class A	31,800	1,987,182
Kaydon Corp.	23,200	1,224,960
RBC Bearings, Inc. (a)	27,475	975,363
Machinery Total		5,114,553
Marine – 1.4%
Diana Shipping, Inc.	39,028	1,036,193
Genco Shipping & Trading Ltd.	19,400	1,088,340
Ultrapetrol Bahamas Ltd. (a)	71,700	1,292,034
Marine Total		3,416,567
Road & Rail – 0.8%
Genesee & Wyoming, Inc., Class A (a)	37,100	1,015,798
Landstar System, Inc.	21,400	920,414
Road & Rail Total		1,936,212
Industrials Total		32,417,762
Information Technology – 22.6%
Communications Equipment – 2.3%
CommScope, Inc. (a)	12,400	701,840
F5 Networks, Inc. (a)	23,870	834,734
NETGEAR, Inc. (a)	72,800	2,042,768
Riverbed Technology, Inc. (a)	31,800	1,411,920
ShoreTel, Inc. (a)	51,885	693,183
Communications Equipment Total		5,684,445
Computers & Peripherals – 0.6%
Synaptics, Inc. (a)	31,300	1,355,290
Computers & Peripherals Total		1,355,290
Electronic Equipment & Instruments – 1.9%
Anixter International, Inc. (a)	14,600	1,120,842
Cogent, Inc. (a)	66,300	951,405
FLIR Systems, Inc. (a)	28,300	1,393,492
Novatel, Inc. (a)	31,200	1,124,760
Electronic Equipment & Instruments Total		4,590,499
Internet Software & Services – 4.4%
Bankrate, Inc. (a)	12,800	500,864
DealerTrack Holdings, Inc. (a)	46,400	1,772,480

	Shares	Value ($)
Digital River, Inc. (a)	40,900	1,896,124
Equinix, Inc. (a)	23,440	2,074,675
Greenfield Online, Inc. (a)	27,734	400,479
Keynote Systems, Inc. (a)	66,800	921,840
Omniture, Inc. (a)	43,219	1,072,263
Vocus, Inc. (a)	82,682	2,067,050
Internet Software & Services Total		10,705,775
IT Services – 1.5%
Acxiom Corp.	49,400	1,210,300
Gartner, Inc. (a)	70,200	1,552,122
RightNow Technologies, Inc. (a)	61,200	896,580
IT Services Total		3,659,002
Semiconductors & Semiconductor Equipment – 5.5%
Atheros Communications, Inc. (a)	90,259	2,699,647
ATMI, Inc. (a)	56,700	1,710,072
Hittite Microwave Corp. (a)	23,201	983,026
MIPS Technologies, Inc. (a)	64,200	502,044
Monolithic Power Systems, Inc. (a)	43,800	897,024
Netlogic Microsystems, Inc. (a)	41,800	1,225,994
PLX Technology, Inc. (a)	43,900	474,998
Tessera Technologies, Inc. (a)	59,706	2,187,031
Verigy Ltd. (a)	103,200	2,726,544
Semiconductors & Semiconductor Equipment Total		13,406,380
Software – 6.4%
Activision, Inc. (a)	51,400	1,001,786
Ansoft Corp. (a)	44,400	1,327,116
ANSYS, Inc. (a)	41,000	1,358,330
Concur Technologies, Inc. (a)	78,300	2,096,874
FactSet Research Systems, Inc.	16,500	988,845
Informatica Corp. (a)	50,700	707,772
Magma Design Automation, Inc. (a)	85,685	1,177,312
Micros Systems, Inc. (a)	12,472	752,561
Nuance Communications, Inc. (a)	69,278	1,302,426
Perfect World Co., Ltd., ADR (a)	17,117	388,042
Taleo Corp., Class A (a)	77,355	1,783,033
THQ, Inc. (a)	44,358	1,277,067
Ultimate Software Group, Inc. (a)	41,100	1,279,443
Software Total		15,440,607
Information Technology Total		54,841,998
Materials – 4.7%
Chemicals – 0.6%
Terra Industries, Inc. (a)	38,700	1,005,039
Zoltek Companies, Inc. (a)	14,700	606,963
Chemicals Total		1,612,002

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund I

August 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Containers & Packaging – 0.4%
Silgan Holdings, Inc.	18,400	940,056
Containers & Packaging Total		940,056
Metals & Mining – 3.7%
Brush Engineered Materials, Inc. (a)	21,486	1,037,774
Carpenter Technology Corp.	15,500	1,811,020
Century Aluminum Co. (a)	17,727	871,814
Claymont Steel Holdings, Inc. (a)	52,554	1,101,006
FNX Mining Co., Inc. (a)	27,500	750,000
Lundin Mining Corp. (a)	118,800	1,363,824
RTI International Metals, Inc. (a)	13,400	934,248
Universal Stainless & Alloy (a)	32,800	1,063,376
Metals & Mining Total		8,933,062
Materials Total		11,485,120
Telecommunication Services – 2.7%
Diversified Telecommunication Services – 0.6%
Cogent Communications Group, Inc. (a)	57,900	1,445,763
Diversified Telecommunication Services Total		1,445,763
Wireless Telecommunication Services – 2.1%
Centennial Communications Corp. (a)	73,900	694,660
Millicom International Cellular SA (a)	17,784	1,499,725
SBA Communications Corp., Class A (a)	91,907	2,993,411
Wireless Telecommunication Services Total		5,187,796
Telecommunication Services Total		6,633,559
Total Common Stocks (Cost of $191,116,614)		232,153,695
Short-Term Obligation – 5.9%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/07, due 09/04/07 at 5.030%, collateralized by a U.S. Treasury Obligation maturing 09/17/07, market value of $14,660,620 (repurchase proceeds $14,381,033)	14,373,000	14,373,000
Total Short-Term Obligation (Cost of $14,373,000)		14,373,000
Total Investments – 101.5% (Cost of $205,489,614) (b)		246,526,695
Other Assets & Liabilities, Net – (1.5)%		(3,652,246)
Net Assets – 100.0%		242,874,449

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $206,080,365.

For the year ended August 31, 2007, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at August 31, 2006	–	–
Options written	94	$10,246
Options terminated in closing purchase transactions	–	–
Options exercised	–	–
Options expired	(94)	(10,246)
Options outstanding at August 31, 2007	–	$–

At August 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	22.6
Health Care	21.4
Consumer Discretionary	17.5
Industrials	13.4
Energy	7.0
Financials	6.3
Materials	4.7
Telecommunication Services	2.7
95.6
Short-Term Obligation	5.9
Other Assets & Liabilities, Net	(1.5)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Real Estate Equity Fund

August 31, 2007

Common Stocks – 96.4%

	Shares	Value ($)
Consumer Discretionary – 6.5%
Hotels, Restaurants & Leisure – 6.5%
Gaylord Entertainment Co. (a)	162,800	8,359,780
Hilton Hotels Corp.	110,825	5,092,409
Starwood Hotels & Resorts Worldwide, Inc.	233,462	14,269,197
Hotels, Restaurants & Leisure Total		27,721,386
Consumer Discretionary Total		27,721,386
Financials – 89.4%
Real Estate Investment Trusts (REITs) – 89.4%
Alexandria Real Estate Equities, Inc.	242,272	22,611,246
American Campus Communities, Inc.	242,882	6,883,276
Apartment Investment & Management Co., Class A	441,252	19,723,964
AvalonBay Communities, Inc.	195,921	22,409,444
Corporate Office Properties Trust	529,268	22,795,573
Developers Diversified Realty Corp.	345,263	18,464,665
Essex Property Trust, Inc.	131,044	15,435,673
Extra Space Storage, Inc.	703,400	10,811,258
Health Care REIT, Inc.	368,057	14,685,474
iStar Financial, Inc.	287,779	10,532,711
Kimco Realty Corp.	661,078	28,307,360
LaSalle Hotel Properties	224,000	9,327,360
Lexington Realty Trust	230,600	4,768,808
Macerich Co.	132,400	10,753,528
Mid-America Apartment Communities, Inc.	382,912	18,988,606
Plum Creek Timber Co., Inc.	356,280	14,938,820
Potlatch Corp.	102,400	4,612,096
ProLogis	639,373	38,464,680
Public Storage, Inc.	283,905	21,514,321
Simon Property Group, Inc.	464,643	44,103,914
SL Green Realty Corp.	92,487	10,313,225
Sun Communities, Inc.	381,978	10,890,193
Real Estate Investment Trusts (REITs) Total		381,336,195
Financials Total		381,336,195

	Shares	Value ($)
Health Care – 0.5%
Health Care Providers & Services – 0.5%
Brookdale Senior Living, Inc.	53,100	1,944,522
Health Care Providers & Services Total		1,944,522
Health Care Total		1,944,522
Total Common Stocks (Cost of $275,232,913)		411,002,103
Short-Term Obligation – 3.2%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/07, due 09/04/07 at 5.030%, collateralized by a U.S. Government Agency Obligation maturing on 09/17/07, market value of $13,757,430 (repurchase proceeds $13,491,536)	13,484,000	13,484,000
Total Short-Term Obligation (Cost of $13,484,000)		13,484,000
Total Investments – 99.6% (Cost of $288,716,913) (b)		424,486,103
Other Assets & Liabilities, Net – 0.4%		1,896,419
Net Assets – 100.0%		426,382,522

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $289,276,453.

At August 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	89.4
Consumer Discretionary	6.5
Health Care	0.5
96.4
Short-Term Obligation	3.2
Other Assets & Liabilities, Net	0.4
100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Technology Fund

August 31, 2007

Common Stocks – 96.6%

	Shares	Value ($)
Consumer Discretionary – 6.3%
Hotels, Restaurants & Leisure – 0.3%
Ctrip.com International Ltd., ADR	22,772	967,582
Hotels, Restaurants & Leisure Total		967,582
Household Durables – 2.6%
Garmin Ltd.	55,330	5,634,254
Sony Corp., ADR	42,620	2,036,383
Household Durables Total		7,670,637
Internet & Catalog Retail – 2.3%
Amazon.com, Inc. (a)	51,350	4,103,379
Priceline.com, Inc. (a)	16,840	1,397,383
Shutterfly, Inc. (a)	47,730	1,334,531
Internet & Catalog Retail Total		6,835,293
Media – 1.1%
Knology, Inc. (a)	125,121	1,976,912
National CineMedia, Inc.	45,515	1,121,034
Media Total		3,097,946
Consumer Discretionary Total		18,571,458
Health Care – 1.0%
Health Care Equipment & Supplies – 0.8%
Masimo Corp. (a)	42,056	883,176
Mindray Medical International Ltd., ADR	37,910	1,345,426
Health Care Equipment & Supplies Total		2,228,602
Health Care Providers & Services – 0.2%
Quest Diagnostics, Inc.	12,540	686,565
Health Care Providers & Services Total		686,565
Health Care Total		2,915,167
Industrials – 2.9%
Aerospace & Defense – 2.4%
American Science & Engineering, Inc.	21,250	1,535,312
L-3 Communications Holdings, Inc.	55,860	5,502,769
Aerospace & Defense Total		7,038,081
Electrical Equipment – 0.3%
General Cable Corp. (a)	16,630	967,533
Electrical Equipment Total		967,533
Machinery – 0.2%
Kaydon Corp.	13,600	718,080
Machinery Total		718,080
Industrials Total		8,723,694

	Shares	Value ($)
Information Technology – 76.3%
Communications Equipment – 16.8%
Cisco Systems, Inc. (a)	72,930	2,327,926
Comverse Technology, Inc. (a)	49,240	824,770
Corning, Inc.	128,030	2,992,061
Harris Corp.	67,360	4,097,509
Juniper Networks, Inc. (a)	132,950	4,376,714
NETGEAR, Inc. (a)	97,280	2,729,677
Nokia Oyj, ADR	527,860	17,356,037
Research In Motion Ltd. (a)	131,260	11,210,916
Riverbed Technology, Inc. (a)	42,400	1,882,560
ShoreTel, Inc. (a)	123,750	1,653,300
Communications Equipment Total		49,451,470
Computers & Peripherals – 9.4%
Apple, Inc. (a)	73,210	10,138,121
EMC Corp. (a)	282,660	5,557,095
Hewlett-Packard Co.	67,600	3,336,060
International Business Machines Corp.	12,440	1,451,624
NCR Corp. (a)	33,000	1,642,410
Network Appliance, Inc. (a)	32,260	898,764
SanDisk Corp. (a)	26,110	1,463,727
Seagate Technology	38,120	984,258
Synaptics, Inc. (a)	52,260	2,262,858
Computers & Peripherals Total		27,734,917
Electronic Equipment & Instruments – 2.9%
Agilent Technologies, Inc. (a)	27,760	1,010,464
AU Optronics Corp., ADR	161,115	2,366,777
Cogent, Inc. (a)	51,850	744,048
LG.Philips LCD Co., Ltd., ADR (a)	132,940	2,839,598
Novatel, Inc. (a)	27,100	976,955
Tyco Electronics Ltd. (a)	19,970	696,354
Electronic Equipment & Instruments Total		8,634,196
Internet Software & Services – 5.8%
Bankrate, Inc. (a)	15,240	596,341
eBay, Inc. (a)	71,600	2,441,560
Equinix, Inc. (a)	14,800	1,309,948
Google, Inc., Class A (a)	11,830	6,095,408
Omniture, Inc. (a)	47,391	1,175,771
VeriSign, Inc. (a)	84,740	2,728,628
Vocus, Inc. (a)	103,311	2,582,775
Internet Software & Services Total		16,930,431
IT Services – 6.3%
Accenture Ltd., Class A	62,290	2,566,971
Cognizant Technology Solutions Corp., Class A (a)	91,260	6,708,523
DST Systems, Inc. (a)	37,170	2,842,018
Fiserv, Inc. (a)	54,980	2,557,670

See Accompanying Notes to Financial Statements.

Columbia Technology Fund

August 31, 2007

Common Stocks (continued)

	Shares	Value ($)
RightNow Technologies, Inc. (a)	66,850	979,352
Satyam Computer Services Ltd., ADR	114,280	2,911,854
IT Services Total		18,566,388
Semiconductors & Semiconductor Equipment – 17.5%
ASML Holding N.V., N.Y. Registered Shares (a)	138,060	4,096,240
Atheros Communications, Inc. (a)	117,788	3,523,039
ATMI, Inc. (a)	103,530	3,122,465
Hittite Microwave Corp. (a)	19,300	817,741
KLA-Tencor Corp.	46,970	2,699,366
Lam Research Corp. (a)	77,300	4,145,599
Marvell Technology Group Ltd. (a)	157,080	2,602,816
Maxim Integrated Products, Inc.	44,080	1,322,841
MEMC Electronic Materials, Inc. (a)	88,302	5,423,509
MIPS Technologies, Inc. (a)	111,540	872,243
National Semiconductor Corp.	55,040	1,448,653
Netlogic Microsystems, Inc. (a)	27,070	793,963
NVIDIA Corp. (a)	129,970	6,649,265
PLX Technology, Inc. (a)	68,800	744,416
Siliconware Precision Industries Co., ADR	250,690	2,704,944
Tessera Technologies, Inc. (a)	72,160	2,643,221
Texas Instruments, Inc.	113,510	3,886,582
Verigy Ltd. (a)	143,130	3,781,494
Semiconductors & Semiconductor Equipment Total		51,278,397
Software – 17.6%
Activision, Inc. (a)	56,400	1,099,236
Adobe Systems, Inc. (a)	71,290	3,047,648
Amdocs Ltd. (a)	21,082	744,195
ANSYS, Inc. (a)	44,940	1,488,862
Autodesk, Inc. (a)	41,920	1,941,734
BEA Systems, Inc. (a)	259,986	3,171,829
BMC Software, Inc. (a)	35,830	1,097,115
Business Objects SA, ADR (a)	61,000	2,678,510
Cadence Design Systems, Inc. (a)	131,047	2,846,341
Citrix Systems, Inc. (a)	68,287	2,482,232
Concur Technologies, Inc. (a)	57,340	1,535,565
Electronic Arts, Inc. (a)	23,480	1,243,031
Magma Design Automation, Inc. (a)	109,720	1,507,553
McAfee, Inc. (a)	111,780	3,996,135
Micros Systems, Inc. (a)	12,206	736,510
NAVTEQ Corp. (a)	9,524	600,012
Nintendo Co., Ltd.	22,090	10,244,693
Nuance Communications, Inc. (a)	45,164	849,083
Oracle Corp. (a)	131,280	2,662,358
Perfect World Co., Ltd., ADR (a)	19,093	432,838
Salesforce.com, Inc. (a)	59,560	2,408,011

	Shares	Value ($)
Taleo Corp., Class A (a)	49,613	1,143,580
THQ, Inc. (a)	48,358	1,392,227
VMware, Inc., Class A (a)	32,036	2,206,960
Software Total		51,556,258
Information Technology Total		224,152,057
Telecommunication Services – 10.1%
Diversified Telecommunication Services – 0.7%
Cogent Communications Group, Inc. (a)	82,530	2,060,774
Diversified Telecommunication Services Total		2,060,774
Wireless Telecommunication Services – 9.4%
America Movil SAB de CV, ADR, Series L	22,500	1,360,350
American Tower Corp., Class A (a)	101,773	4,032,246
Centennial Communications Corp. (a)	81,290	764,126
Crown Castle International Corp. (a)	74,530	2,739,723
Leap Wireless International, Inc. (a)	27,880	2,021,300
MetroPCS Communications, Inc. (a)	104,460	2,850,713
Millicom International Cellular SA (a)	42,200	3,558,726
NII Holdings, Inc. (a)	55,200	4,370,736
Rogers Communications, Inc., Class B	41,170	1,864,178
SBA Communications Corp., Class A (a)	125,720	4,094,701
Wireless Telecommunication Services Total		27,656,799
Telecommunication Services Total		29,717,573
Total Common Stocks (Cost of $236,273,872)		284,079,949

See Accompanying Notes to Financial Statements.

Columbia Technology Fund

August 31, 2007

Short-Term Obligation – 3.8%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/07, due on 09/04/07, at 5.030%, collateralized by a U.S. Government Agency Obligation maturing on 09/17/07, market value of $11,322,310 (repurchase proceeds $11,102,201)	11,096,000	11,096,000
Total Short-Term Obligation (Cost of $11,096,000)		11,096,000
Total Investments – 100.4% (Cost of $247,369,872) (b)		295,175,949
Other Assets & Liabilities, Net – (0.4)%		(1,310,776)
Net Assets – 100.0%		293,865,173

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $248,309,450.

At August 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	76.3
Telecommunication Services	10.1
Consumer Discretionary	6.3
Industrials	2.9
Health Care	1.0
96.6
Short-Term Obligation	3.8
Other Assets & Liabilities, Net	(0.4)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Strategic Investor Fund

August 31, 2007

Common Stocks – 99.1%

	Shares	Value ($)
Consumer Discretionary – 9.6%
Auto Components – 0.3%
Nokian Renkaat Oyj	114,700	4,031,250
Auto Components Total		4,031,250
Hotels, Restaurants & Leisure – 1.4%
Carnival Corp.	61,100	2,785,549
Las Vegas Sands Corp. (a)	39,200	3,908,240
Marriott International, Inc., Class A	71,200	3,162,704
Starwood Hotels & Resorts Worldwide, Inc.	65,500	4,003,360
Yum! Brands, Inc.	118,300	3,870,776
Hotels, Restaurants & Leisure Total		17,730,629
Household Durables – 0.7%
Cyrela Brazil Realty SA	310,700	2,937,556
Desarrolladora Homex SA de CV, ADR (a)	39,800	2,192,980
Gafisa SA, ADR (a)	132,700	3,101,199
Household Durables Total		8,231,735
Media – 3.3%
Comcast Corp., Class A (a)	502,900	13,004,994
Grupo Televisa SA, ADR	124,800	3,252,288
NET Servicos de Comunicacao SA, ADR (a)	533,400	8,049,006
Time Warner Cable, Inc., Class A (a)	135,600	4,976,520
Time Warner, Inc.	561,088	10,649,450
Media Total		39,932,258
Multiline Retail – 1.7%
J.C. Penney Co., Inc.	55,600	3,823,056
Nordstrom, Inc.	99,100	4,766,710
Stockmann Oyj Abp, Class B	52,500	2,329,344
Target Corp.	146,800	9,678,524
Multiline Retail Total		20,597,634
Specialty Retail – 0.8%
GameStop Corp., Class A (a)	184,700	9,260,858
Specialty Retail Total		9,260,858
Textiles, Apparel & Luxury Goods – 1.4%
Hanesbrands, Inc. (a)	41,300	1,237,348
LVMH Moet Hennessy Louis Vuitton SA	38,200	4,266,590
NIKE, Inc., Class B	197,300	11,115,882
Textiles, Apparel & Luxury Goods Total		16,619,820
Consumer Discretionary Total		116,404,184

	Shares	Value ($)
Consumer Staples – 9.3%
Beverages – 2.1%
Coca-Cola Co.	256,600	13,799,948
Diageo PLC, ADR	59,000	5,039,780
Fomento Economico Mexicano SAB de CV, ADR	174,600	6,083,064
Beverages Total		24,922,792
Food & Staples Retailing – 1.2%
CVS Caremark Corp.	111,300	4,209,366
Kroger Co.	200,000	5,316,000
Wal-Mart Stores, Inc.	107,700	4,698,951
Food & Staples Retailing Total		14,224,317
Food Products – 1.2%
Archer-Daniels-Midland Co.	109,400	3,686,780
Nestle SA, Registered Shares	17,500	7,607,122
Unilever NV, N.Y. Registered Shares	120,100	3,669,055
Food Products Total		14,962,957
Household Products – 3.2%
Colgate-Palmolive Co.	124,900	8,283,368
Kimberly-Clark Corp.	122,700	8,428,263
Procter & Gamble Co.	337,600	22,048,656
Household Products Total		38,760,287
Personal Products – 0.6%
Avon Products, Inc.	207,600	7,131,060
Personal Products Total		7,131,060
Tobacco – 1.0%
Altria Group, Inc.	96,800	6,718,888
UST, Inc.	122,300	6,026,944
Tobacco Total		12,745,832
Consumer Staples Total		112,747,245
Energy – 12.2%
Energy Equipment & Services – 4.6%
Cameron International Corp. (a)	104,600	8,553,142
Core Laboratories NV (a)	47,600	5,335,960
GlobalSantaFe Corp.	62,900	4,440,111
Hornbeck Offshore Services, Inc. (a)	69,600	2,655,240
Noble Corp.	90,600	4,444,836
Schlumberger Ltd.	112,300	10,836,950
Tetra Technologies, Inc. (a)	127,300	2,544,727
Transocean, Inc. (a)	55,000	5,779,950
Weatherford International Ltd. (a)	109,500	6,392,610
Wellstream Holdings PLC (a)	441,500	5,456,772
Energy Equipment & Services Total		56,440,298

See Accompanying Notes to Financial Statements.

Columbia Strategic Investor Fund

August 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 7.6%
Chevron Corp.	40,900	3,589,384
ConocoPhillips	165,800	13,577,362
Continental Resources, Inc. (a)	318,234	4,725,775
Devon Energy Corp.	79,000	5,949,490
Exxon Mobil Corp.	379,100	32,500,243
Frontier Oil Corp.	80,200	3,290,606
Hess Corp.	66,900	4,105,653
Occidental Petroleum Corp.	65,200	3,696,188
Peabody Energy Corp.	90,800	3,859,908
Petroleo Brasileiro SA, ADR	40,300	2,492,152
Petroplus Holdings AG (a)	25,301	2,197,539
Southwestern Energy Co. (a)	159,300	5,924,367
Valero Energy Corp.	50,000	3,425,500
XTO Energy, Inc.	48,800	2,652,768
Oil, Gas & Consumable Fuels Total		91,986,935
Energy Total		148,427,233
Financials – 17.1%
Capital Markets – 3.6%
Aberdeen Asset Management PLC	1,628,200	5,843,491
Goldman Sachs Group, Inc.	68,200	12,003,882
Lazard Ltd., Class A	163,100	6,538,679
Lehman Brothers Holdings, Inc.	142,500	7,813,275
Northern Trust Corp.	69,700	4,283,762
State Street Corp.	124,600	7,645,456
Capital Markets Total		44,128,545
Commercial Banks – 1.7%
Allied Irish Banks PLC, ADR	52,100	2,676,377
Raiffeisen International Bank Holding AG	25,500	3,682,160
Wachovia Corp.	297,800	14,586,244
Commercial Banks Total		20,944,781
Diversified Financial Services – 4.4%
Citigroup, Inc.	556,600	26,093,408
CME Group, Inc.	13,900	7,711,720
JPMorgan Chase & Co.	435,600	19,392,912
Diversified Financial Services Total		53,198,040
Insurance – 4.7%
ACE Ltd.	150,700	8,704,432
Ambac Financial Group, Inc.	93,900	5,898,798
American International Group, Inc.	45,991	3,035,406
Aon Corp.	167,400	7,251,768
Aspen Insurance Holdings Ltd.	179,800	4,511,182
Castlepoint Holdings Ltd.	255,891	2,896,686
Hartford Financial Services Group, Inc.	41,100	3,654,201

	Shares	Value ($)
National Financial Partners Corp.	176,100	8,609,529
Prudential Financial, Inc.	139,500	12,524,310
Insurance Total		57,086,312
Real Estate Investment Trusts (REITs) – 1.3%
Alexandria Real Estate Equities, Inc.	32,200	3,005,226
CapitalSource, Inc.	201,900	3,599,877
Digital Realty Trust, Inc.	222,300	8,669,700
Real Estate Investment Trusts (REITs) Total		15,274,803
Real Estate Management & Development – 0.0%
Cyrela Commercial Properties SA Empreendimentos e Participacoes (a)	385,100	471,070
Real Estate Management & Development Total		471,070
Thrifts & Mortgage Finance – 1.4%
Freddie Mac	264,800	16,314,328
Thrifts & Mortgage Finance Total		16,314,328
Financials Total		207,417,879
Health Care – 12.7%
Biotechnology – 2.1%
Applera Corp. - Celera Group (a)	151,400	1,993,938
BioMarin Pharmaceuticals, Inc. (a)	66,700	1,432,716
Celgene Corp. (a)	86,607	5,561,036
Genentech, Inc. (a)	53,200	3,979,892
Gilead Sciences, Inc. (a)	150,800	5,484,596
Grifols SA (a)	111,200	2,328,280
Onyx Pharmaceuticals, Inc. (a)	97,900	3,878,798
Biotechnology Total		24,659,256
Health Care Equipment & Supplies – 2.9%
Align Technology, Inc. (a)	109,300	2,484,389
Baxter International, Inc.	149,700	8,197,572
BioLase Technology, Inc. (a)	158,500	1,096,820
Hologic, Inc. (a)	45,600	2,423,640
Immucor, Inc. (a)	59,400	1,980,990
Masimo Corp. (a)	189,030	3,969,630
Mindray Medical International Ltd., ADR	143,615	5,096,896
Northstar Neuroscience, Inc. (a)	65,168	740,309
Sirona Dental Systems, Inc. (a)	103,300	3,011,195
Zimmer Holdings, Inc. (a)	83,000	6,501,390
Health Care Equipment & Supplies Total		35,502,831
Health Care Providers & Services – 2.1%
Express Scripts, Inc. (a)	106,700	5,841,825
McKesson Corp.	72,100	4,124,841
Medco Health Solutions, Inc. (a)	105,500	9,014,975

See Accompanying Notes to Financial Statements.

Columbia Strategic Investor Fund

August 31, 2007

Common Stocks (continued)

	Shares	Value ($)
PSS World Medical, Inc. (a)	129,995	2,480,304
VCA Antech, Inc. (a)	95,800	3,917,262
Health Care Providers & Services Total		25,379,207
Life Sciences Tools & Services – 1.8%
Covance, Inc. (a)	58,600	4,296,552
Illumina, Inc. (a)	79,000	3,814,910
Pharmaceutical Product Development, Inc.	73,600	2,578,208
Thermo Fisher Scientific, Inc. (a)	116,400	6,312,372
Waters Corp. (a)	84,600	5,208,822
Life Sciences Tools & Services Total		22,210,864
Pharmaceuticals – 3.8%
Abbott Laboratories	177,900	9,234,789
Johnson & Johnson	109,970	6,795,046
Medicis Pharmaceutical Corp., Class A	118,600	3,622,044
Merck & Co., Inc.	251,400	12,612,738
Schering-Plough Corp.	157,900	4,740,158
Shire PLC, ADR	62,600	4,929,124
Wyeth	87,200	4,037,360
Pharmaceuticals Total		45,971,259
Health Care Total		153,723,417
Industrials – 10.7%
Aerospace & Defense – 2.3%
Boeing Co.	48,900	4,728,630
Goodrich Corp.	121,900	7,699,204
Rockwell Collins, Inc.	52,200	3,595,014
Spirit Aerosystems Holdings, Inc., Class A (a)	109,300	3,907,475
United Technologies Corp.	105,300	7,858,539
Aerospace & Defense Total		27,788,862
Air Freight & Logistics – 1.0%
FedEx Corp.	33,400	3,663,312
United Parcel Service, Inc., Class B	73,600	5,583,296
UTI Worldwide, Inc.	140,700	3,130,575
Air Freight & Logistics Total		12,377,183
Commercial Services & Supplies – 2.1%
Dun & Bradstreet Corp.	37,600	3,667,880
Equifax, Inc.	175,100	6,744,852
Republic Services, Inc.	149,700	4,654,173
Waste Management, Inc.	285,300	10,747,251
Commercial Services & Supplies Total		25,814,156
Electrical Equipment – 0.3%
Suntech Power Holdings Co., Ltd., ADR (a)	98,200	3,510,650
Electrical Equipment Total		3,510,650

	Shares	Value ($)
Industrial Conglomerates – 3.1%
3M Co.	123,400	11,228,166
General Electric Co.	456,000	17,724,720
McDermott International, Inc. (a)	96,700	9,282,233
Industrial Conglomerates Total		38,235,119
Machinery – 1.7%
Dover Corp.	34,800	1,719,120
Illinois Tool Works, Inc.	87,400	5,084,058
Joy Global, Inc.	174,500	7,571,555
Paccar, Inc.	67,700	5,791,735
Machinery Total		20,166,468
Marine – 0.2%
Ultrapetrol (Bahamas) Ltd. (a)	129,800	2,338,996
Marine Total		2,338,996
Industrials Total		130,231,434
Information Technology – 16.0%
Communications Equipment – 3.4%
Cisco Systems, Inc. (a)	668,900	21,351,288
Corning, Inc.	273,800	6,398,706
Nokia Oyj, ADR	341,200	11,218,656
QUALCOMM, Inc.	57,700	2,301,653
Communications Equipment Total		41,270,303
Computers & Peripherals – 4.2%
Apple, Inc. (a)	72,100	9,984,408
Brocade Communications Systems, Inc. (a)	255,900	1,791,300
EMC Corp. (a)	187,700	3,690,182
Hewlett-Packard Co.	393,600	19,424,160
International Business Machines Corp.	132,262	15,433,653
Computers & Peripherals Total		50,323,703
Electronic Equipment & Instruments – 0.1%
Novatel, Inc. (a)	49,100	1,770,055
Electronic Equipment & Instruments Total		1,770,055
Internet Software & Services – 2.2%
eBay, Inc. (a)	157,500	5,370,750
Google, Inc., Class A (a)	41,000	21,125,250
Internet Software & Services Total		26,496,000
IT Services – 0.8%
Cognizant Technology Solutions Corp., Class A (a)	38,600	2,837,486
Global Payments, Inc.	64,500	2,546,460
Redecard SA (a)	287,600	4,397,554
IT Services Total		9,781,500

See Accompanying Notes to Financial Statements.

Columbia Strategic Investor Fund

August 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 2.5%
ASML Holding N.V., N.Y. Registered Shares (a)	69,100	2,050,197
Intel Corp.	146,200	3,764,650
Intersil Corp., Class A	75,400	2,512,328
Marvell Technology Group Ltd. (a)	118,500	1,963,545
MEMC Electronic Materials, Inc. (a)	59,729	3,668,555
NVIDIA Corp. (a)	101,400	5,187,624
Texas Instruments, Inc.	241,100	8,255,264
Verigy Ltd. (a)	111,700	2,951,114
Semiconductors & Semiconductor Equipment Total		30,353,277
Software – 2.8%
ANSYS, Inc. (a)	88,400	2,928,692
Electronic Arts, Inc. (a)	47,400	2,509,356
Microsoft Corp.	477,600	13,721,448
Nintendo Co., Ltd.	7,800	3,617,411
Oracle Corp. (a)	325,800	6,607,224
UBISOFT Entertainment (a)	55,700	3,457,728
VMware, Inc. (a)	17,950	1,236,575
Software Total		34,078,434
Information Technology Total		194,073,272
Materials – 3.4%
Chemicals – 1.3%
Celanese Corp., Series A	70,600	2,535,952
E.I. Du Pont de Nemours & Co.	60,600	2,954,250
Monsanto Co.	146,500	10,216,910
Chemicals Total		15,707,112
Metals & Mining – 1.7%
Alcoa, Inc.	136,100	4,971,733
Arcelor Mittal, Class A	104,800	6,937,760
Companhia Vale do Rio Doce, ADR	69,700	3,438,301
Freeport-McMoRan Copper & Gold, Inc., Class B	56,700	4,956,714
Metals & Mining Total		20,304,508
Paper & Forest Products – 0.4%
Weyerhaeuser Co.	81,200	5,535,404
Paper & Forest Products Total		5,535,404
Materials Total		41,547,024
Telecommunication Services – 3.6%
Diversified Telecommunication Services – 2.3%
AT&T, Inc.	465,118	18,544,255
Tele2 AB, Class B	134,900	2,464,123
Telekomunikasi Indonesia, ADR	135,900	6,409,044
Diversified Telecommunication Services Total		27,417,422

	Shares	Value ($)
Wireless Telecommunication Services – 1.3%
American Tower Corp., Class A (a)	68,500	2,713,970
China Mobile Ltd., ADR	26,700	1,809,993
Millicom International Cellular SA (a)	37,100	3,128,643
NII Holdings, Inc. (a)	64,400	5,099,192
Philippine Long Distance Telephone Co., ADR	54,400	3,194,912
Wireless Telecommunication Services Total		15,946,710
Telecommunication Services Total		43,364,132
Utilities – 4.5%
Electric Utilities – 3.0%
Entergy Corp.	92,700	9,605,574
Exelon Corp.	127,200	8,989,224
FPL Group, Inc.	151,400	8,908,376
PPL Corp.	194,700	9,396,222
Electric Utilities Total		36,899,396
Independent Power Producers & Energy Traders – 0.7%
Mirant Corp. (a)	227,300	8,857,881
Independent Power Producers & Energy Traders Total		8,857,881
Multi-Utilities – 0.8%
Public Service Enterprise Group, Inc.	113,000	9,603,870
Multi-Utilities Total		9,603,870
Utilities Total		55,361,147
Total Common Stocks (Cost of $1,006,784,487)		1,203,296,967
Short-Term Obligation – 0.8%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/07, due on 09/04/07, at 5.030%, collateralized by U.S. Government Obligations with various maturities to 11/15/15, market value of $9,782,313 (repurchase proceeds $9,593,359)	9,588,000	9,588,000
Total Short-Term Obligation (Cost of $9,588,000)		9,588,000
Total Investments – 99.9% (Cost of $1,016,372,487) (b)		1,212,884,967
Other Assets & Liabilities, Net – 0.1%		647,889
Net Assets – 100.0%		1,213,532,856

See Accompanying Notes to Financial Statements.

Columbia Strategic Investor Fund

August 31, 2007

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,017,038,766.

At August 31, 2007 the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	17.1
Information Technology	16.0
Health Care	12.7
Energy	12.2
Industrials	10.7
Consumer Discretionary	9.6
Consumer Staples	9.3
Utilities	4.5
Telecommunication Services	3.6
Materials	3.4
99.1
Short-Term Obligation	0.8
Other Assets & Liabilities, Net	0.1
100.0

The Fund was invested in the following countries at
August 31, 2007:

Summary of Securities by Country (Unaudited)	Value ($)	% of Total Investments
United States*	1,059,000,423	87.3
Brazil	24,886,838	2.1
United Kingdom	21,269,166	1.8
Netherlands	17,992,972	1.5
Finland	17,579,250	1.4
Mexico	11,528,332	1.0
Netherlands Antilles	10,836,950	0.9
Switzerland	9,804,661	0.8
France	7,724,318	0.6
Indonesia	6,409,044	0.5
Austria	3,682,160	0.3
Japan	3,617,411	0.3
Philippines	3,194,912	0.3
Luxembourg	3,128,643	0.3
Singapore	2,951,114	0.2
Ireland	2,676,377	0.2
Sweden	2,464,123	0.2
Spain	2,328,280	0.2
Hong Kong	1,809,993	0.1
	1,212,884,967	100.0

*  Includes short-term obligation.
Certain securities are listed by country of underlying exposure but may trade predominately on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Balanced Fund

August 31, 2007

Common Stocks – 61.7%

	Shares	Value ($)
Consumer Discretionary – 6.2%
Media – 2.4%
News Corp., Class A	88,600	1,792,378
Omnicom Group, Inc.	40,000	2,037,200
Time Warner, Inc.	70,200	1,332,396
Media Total		5,161,974
Multiline Retail – 1.2%
Target Corp.	37,800	2,492,154
Multiline Retail Total		2,492,154
Specialty Retail – 1.0%
American Eagle Outfitters, Inc.	34,000	878,220
Urban Outfitters, Inc. (a)	53,500	1,225,150
Specialty Retail Total		2,103,370
Textiles, Apparel & Luxury Goods – 1.6%
Coach, Inc. (a)	27,700	1,233,481
NIKE, Inc., Class B	39,000	2,197,260
Textiles, Apparel & Luxury Goods Total		3,430,741
Consumer Discretionary Total		13,188,239
Consumer Staples – 4.8%
Beverages – 1.7%
Coca-Cola Co.	68,640	3,691,459
Beverages Total		3,691,459
Household Products – 1.1%
Colgate-Palmolive Co.	33,830	2,243,606
Household Products Total		2,243,606
Personal Products – 1.2%
Avon Products, Inc.	29,100	999,585
Herbalife Ltd.	38,100	1,617,345
Personal Products Total		2,616,930
Tobacco – 0.8%
Altria Group, Inc.	23,700	1,645,017
Tobacco Total		1,645,017
Consumer Staples Total		10,197,012
Energy – 6.8%
Energy Equipment & Services – 2.3%
Halliburton Co.	57,600	1,992,384
Transocean, Inc. (a)	17,610	1,850,635
Weatherford International Ltd. (a)	19,300	1,126,734
Energy Equipment & Services Total		4,969,753

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 4.5%
Anadarko Petroleum Corp.	35,600	1,743,688
Apache Corp.	24,500	1,895,810
ConocoPhillips	46,900	3,840,641
Devon Energy Corp.	26,670	2,008,518
Oil, Gas & Consumable Fuels Total		9,488,657
Energy Total		14,458,410
Financials – 11.7%
Capital Markets – 2.7%
Charles Schwab Corp.	101,947	2,018,550
Goldman Sachs Group, Inc.	7,100	1,249,671
MF Global Ltd. (a)	27,200	732,768
State Street Corp.	11,400	699,504
TD Ameritrade Holding Corp. (a)	53,200	965,580
Capital Markets Total		5,666,073
Commercial Banks – 0.8%
Wachovia Corp.	33,300	1,631,034
Commercial Banks Total		1,631,034
Consumer Finance – 1.1%
American Express Co.	38,905	2,280,611
Consumer Finance Total		2,280,611
Diversified Financial Services – 2.9%
Citigroup, Inc.	64,033	3,001,867
JPMorgan Chase & Co.	70,980	3,160,030
Diversified Financial Services Total		6,161,897
Insurance – 3.5%
American International Group, Inc.	16,350	1,079,100
Berkshire Hathaway, Inc., Class B (a)	876	3,407,640
Principal Financial Group, Inc.	28,600	1,587,014
Unum Group	57,400	1,404,578
Insurance Total		7,478,332
Thrifts & Mortgage Finance – 0.7%
Fannie Mae	17,700	1,161,297
Washington Mutual, Inc.	9,100	334,152
Thrifts & Mortgage Finance Total		1,495,449
Financials Total		24,713,396
Health Care – 8.6%
Health Care Equipment & Supplies – 3.1%
Baxter International, Inc.	29,500	1,615,420
Covidien Ltd. (a)	46,225	1,841,142

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Hologic, Inc. (a)	17,200	914,180
Medtronic, Inc.	39,700	2,097,748
Health Care Equipment & Supplies Total		6,468,490
Health Care Providers & Services – 1.3%
McKesson Corp.	29,730	1,700,853
Patterson Companies, Inc. (a)	29,600	1,088,688
Health Care Providers & Services Total		2,789,541
Life Sciences Tools & Services – 1.0%
Thermo Fisher Scientific, Inc. (a)	38,630	2,094,905
Life Sciences Tools & Services Total		2,094,905
Pharmaceuticals – 3.2%
Abbott Laboratories	61,599	3,197,604
Johnson & Johnson	29,000	1,791,910
Wyeth	40,900	1,893,670
Pharmaceuticals Total		6,883,184
Health Care Total		18,236,120
Industrials – 6.7%
Aerospace & Defense – 1.3%
Honeywell International, Inc.	49,690	2,790,094
Aerospace & Defense Total		2,790,094
Airlines – 0.3%
Continental Airlines, Inc., Class B (a)	21,000	698,460
Airlines Total		698,460
Commercial Services & Supplies – 0.9%
Waste Management, Inc.	49,900	1,879,733
Commercial Services & Supplies Total		1,879,733
Industrial Conglomerates – 3.2%
General Electric Co.	129,400	5,029,778
Tyco International Ltd.	39,025	1,723,344
Industrial Conglomerates Total		6,753,122
Road & Rail – 1.0%
Union Pacific Corp.	18,460	2,059,582
Road & Rail Total		2,059,582
Industrials Total		14,180,991
Information Technology – 14.4%
Communications Equipment – 3.1%
Cisco Systems, Inc. (a)	123,950	3,956,484
Nokia Oyj, ADR	80,700	2,653,416
Communications Equipment Total		6,609,900
Computers & Peripherals – 1.2%
Hewlett-Packard Co.	52,500	2,590,875
Computers & Peripherals Total		2,590,875

	Shares	Value ($)
Electronic Equipment & Instruments – 0.8%
Tyco Electronics Ltd. (a)	49,625	1,730,424
Electronic Equipment & Instruments Total		1,730,424
Internet Software & Services – 4.6%
Akamai Technologies, Inc. (a)	8,900	286,758
Digital River, Inc. (a)	14,800	686,128
eBay, Inc. (a)	87,700	2,990,570
Google, Inc., Class A (a)	6,100	3,143,025
VeriSign, Inc. (a)	83,400	2,685,480
Internet Software & Services Total		9,791,961
Semiconductors & Semiconductor Equipment – 0.9%
Texas Instruments, Inc.	52,000	1,780,480
Semiconductors & Semiconductor Equipment Total		1,780,480
Software – 3.8%
Microsoft Corp.	170,490	4,898,177
Oracle Corp. (a)	113,075	2,293,161
THQ, Inc. (a)	32,700	941,433
Software Total		8,132,771
Information Technology Total		30,636,411
Materials – 0.9%
Metals & Mining – 0.9%
Alcoa, Inc.	49,300	1,800,929
Metals & Mining Total		1,800,929
Materials Total		1,800,929
Telecommunication Services – 0.9%
Diversified Telecommunication Services – 0.9%
Verizon Communications, Inc.	44,600	1,867,848
Diversified Telecommunication Services Total		1,867,848
Telecommunication Services Total		1,867,848
Utilities – 0.7%
Electric Utilities – 0.7%
Duke Energy Corp.	78,000	1,430,520
Electric Utilities Total		1,430,520
Utilities Total		1,430,520
Total Common Stocks (Cost of $110,432,198)		130,709,876

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2007

Mortgage-Backed Securities – 11.4%
	Par ($)	Value ($)
Federal Home Loan Mortgage Corp.
5.500% 12/01/18	1,098,648	1,094,659
5.500% 07/01/19	287,835	286,518
5.500% 07/01/21	418,618	416,185
5.500% 08/01/21	74,585	74,151
5.500% 08/01/35	1,451,865	1,419,270
6.000% 03/01/17	83,951	84,950
6.000% 04/01/17	521,115	527,320
6.000% 05/01/17	277,824	281,133
6.000% 08/01/17	165,017	166,982
6.500% 08/01/32	162,463	165,960
TBA,
6.500% 09/01/37 (b)	295,000	299,425
Federal National Mortgage Association
5.000% 05/01/37	934,273	888,042
5.000% 06/01/37	2,948,747	2,802,538
5.000% 07/01/37	1,376,441	1,308,193
5.500% 04/01/36	2,200,899	2,150,240
5.500% 05/01/36	82,050	80,162
5.500% 11/01/36	2,918,784	2,851,600
5.741% 07/01/32 (c)	458,043	458,150
6.000% 09/01/36	688,516	687,931
6.000% 10/01/36	3,042,603	3,040,020
6.000% 07/01/37	207,086	206,870
6.000% 08/01/37	758,313	757,523
6.000% 09/01/37	751,000	750,218
6.500% 03/01/37	464,140	471,150
6.500% 05/01/37	833,778	846,371
6.500% 06/01/37	1,275,954	1,295,226
6.500% 08/01/37	603,175	612,285
Government National Mortgage Association
7.000% 10/15/31	69,337	72,281
7.000% 04/15/32	61,826	64,458
7.000% 05/15/32	74,434	77,604
Total Mortgage-Backed Securities (Cost of $24,308,162)		24,237,415
Corporate Fixed-Income Bonds & Notes – 9.2%
Basic Materials – 0.3%
Chemicals – 0.1%
Lyondell Chemical Co.
8.000% 09/15/14	15,000	16,313
8.250% 09/15/16	85,000	95,200
Chemicals Total		111,513
Forest Products & Paper – 0.1%
Georgia-Pacific Corp.
8.000% 01/15/24	100,000	94,000
Weyerhaeuser Co.
7.375% 03/15/32	225,000	225,236
Forest Products & Paper Total		319,236

	Par ($)	Value ($)
Metals & Mining – 0.1%
Vale Overseas Ltd.
6.875% 11/21/36	200,000	203,020
Metals & Mining Total		203,020
Basic Materials Total		633,769
Communications – 1.4%
Media – 0.6%
Charter Communications Holdings II LLC/ Charter Communications Holdings II/ Capital Corp.
10.250% 09/15/10	100,000	101,000
Comcast Corp.
7.050% 03/15/33	375,000	389,108
Lamar Media Corp.
7.250% 01/01/13	95,000	94,525
News America, Inc.
6.550% 03/15/33	275,000	270,819
Quebecor Media, Inc.
7.750% 03/15/16	100,000	95,125
Time Warner Cable, Inc.
6.550% 05/01/37 (d)	250,000	243,007
Media Total		1,193,584
Telecommunication Services – 0.8%
AT&T, Inc.
5.100% 09/15/14	225,000	216,729
Citizens Communications Co.
7.875% 01/15/27	120,000	112,500
Intelsat Bermuda Ltd.
9.250% 06/15/16	100,000	103,000
New Cingular Wireless Services, Inc.
8.750% 03/01/31	200,000	249,314
Sprint Capital Corp.
6.875% 11/15/28	200,000	194,673
Telecom Italia Capital SA
7.200% 07/18/36	200,000	207,985
Telefonica Emisones SAU
5.984% 06/20/11	300,000	303,966
Vodafone Group PLC
5.000% 12/16/13	300,000	288,058
Windstream Corp.
8.625% 08/01/16	100,000	104,500
Telecommunication Services Total		1,780,725
Communications Total		2,974,309

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Consumer Cyclical – 0.7%
Apparel – 0.0%
Levi Strauss & Co.
9.750% 01/15/15	90,000	93,150
Apparel Total		93,150
Home Builders – 0.2%
D.R. Horton, Inc.
5.625% 09/15/14	275,000	235,414
K. Hovnanian Enterprises, Inc.
6.000% 01/15/10	25,000	21,375
6.375% 12/15/14	25,000	19,188
KB Home
5.875% 01/15/15	60,000	50,700
Home Builders Total		326,677
Lodging – 0.2%
Harrah's Operating Co., Inc.
5.625% 06/01/15	225,000	172,688
MGM Mirage
7.500% 06/01/16	100,000	98,750
Station Casinos, Inc.
6.875% 03/01/16	110,000	92,125
Lodging Total		363,563
Retail – 0.3%
Home Depot, Inc.
5.875% 12/16/36	175,000	150,797
Macy's Retail Holdings, Inc.
5.900% 12/01/16	230,000	221,582
Wal-Mart Stores, Inc.
4.125% 07/01/10	300,000	292,723
Retail Total		665,102
Consumer Cyclical Total		1,448,492
Consumer Non-Cyclical – 0.6%
Beverages – 0.0%
Cott Beverages, Inc.
8.000% 12/15/11	95,000	94,050
Beverages Total		94,050
Commercial Services – 0.0%
Ashtead Capital, Inc.
9.000% 08/15/16 (d)	25,000	24,750
Commercial Services Total		24,750
Food – 0.4%
ConAgra Foods, Inc.
6.750% 09/15/11	160,000	167,072

	Par ($)	Value ($)
Kraft Foods, Inc.
6.500% 08/11/17	245,000	250,742
Kroger Co.
6.200% 06/15/12	400,000	413,101
Food Total		830,915
Healthcare Services – 0.1%
HCA, Inc.
9.250% 11/15/16 (d)	25,000	25,688
PIK,
9.625% 11/15/16 (d)	75,000	77,531
Tenet Healthcare Corp.
9.875% 07/01/14	100,000	88,500
Healthcare Services Total		191,719
Household Products/Wares – 0.1%
Fortune Brands, Inc.
5.375% 01/15/16	175,000	166,994
Household Products/Wares Total		166,994
Consumer Non-Cyclical Total		1,308,428
Energy – 0.8%
Oil & Gas – 0.5%
Canadian Natural Resources Ltd.
5.700% 05/15/17	250,000	244,290
Chesapeake Energy Corp.
6.375% 06/15/15	100,000	95,625
Nexen, Inc.
5.875% 03/10/35	225,000	203,923
Talisman Energy, Inc.
6.250% 02/01/38	235,000	220,777
Valero Energy Corp.
6.875% 04/15/12	275,000	290,245
Oil & Gas Total		1,054,860
Pipelines – 0.3%
Energy Transfer Partners LP
6.625% 10/15/36	200,000	191,668
MarkWest Energy Partners LP
8.500% 07/15/16	100,000	99,500
TransCanada Pipelines Ltd.
6.350% 05/15/67 (c)	245,000	234,843
Williams Companies, Inc.
6.375% 10/01/10 (d)	45,000	45,112
Pipelines Total		571,123
Energy Total		1,625,983

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Financials – 3.9%
Banks – 1.3%
Capital One Financial Corp.
5.500% 06/01/15	325,000	306,576
Marshall & Ilsley Corp.
4.375% 08/01/09	700,000	691,499
PNC Funding Corp.
5.625% 02/01/17	240,000	234,695
SunTrust Preferred Capital I
5.853% 12/31/49 (c)	200,000	194,793
USB Capital IX
6.189% 04/15/49 (c)	375,000	376,552
Wachovia Corp.
4.875% 02/15/14	300,000	288,254
Wells Fargo & Co.
5.125% 09/01/12	600,000	599,043
Banks Total		2,691,412
Diversified Financial Services – 2.1%
AGFC Capital Trust I
6.000% 01/15/67 (c)(d)	280,000	267,573
American General Finance Corp.
5.375% 09/01/09	375,000	376,364
CIT Group, Inc.
6.100% 03/15/67 (c)	100,000	73,644
Citigroup, Inc.
5.000% 09/15/14	700,000	670,238
Ford Motor Credit Co.
7.375% 02/01/11	100,000	92,355
General Electric Capital Corp.
5.000% 01/08/16	650,000	624,709
GMAC LLC
8.000% 11/01/31	85,000	76,361
Goldman Sachs Group, Inc.
6.345% 02/15/34	370,000	332,011
HSBC Finance Corp.
5.000% 06/30/15	650,000	610,943
JPMorgan Chase Capital XVIII
6.950% 08/17/36	425,000	402,816
Merrill Lynch & Co., Inc.
6.050% 08/15/12	250,000	254,272
Morgan Stanley
4.750% 04/01/14	400,000	373,928
Residential Capital LLC
7.500% 04/17/13	200,000	150,500
SLM Corp.
5.375% 05/15/14	225,000	192,802
Diversified Financial Services Total		4,498,516
Insurance – 0.1%
Metlife, Inc.
6.400% 12/15/36	205,000	186,473
Insurance Total		186,473

	Par ($)	Value ($)
Real Estate Investment Trusts (REITs) – 0.2%
Health Care Property Investors, Inc.
6.450% 06/25/12	250,000	256,777
Simon Property Group LP
5.750% 12/01/15	250,000	245,958
Real Estate Investment Trusts (REITs) Total		502,735
Savings & Loans – 0.2%
Washington Mutual, Inc.
4.200% 01/15/10	430,000	412,480
Savings & Loans Total		412,480
Financials Total		8,291,616
Industrials – 0.5%
Environmental Control – 0.0%
Allied Waste North America, Inc.
7.125% 05/15/16	100,000	99,500
Environmental Control Total		99,500
Machinery – 0.1%
Caterpillar Financial Services Corp.
4.300% 06/01/10	225,000	220,693
Machinery Total		220,693
Miscellaneous Manufacturing – 0.1%
Bombardier, Inc.
6.300% 05/01/14 (d)	105,000	100,275
Miscellaneous Manufacturing Total		100,275
Transportation – 0.3%
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	185,000	178,727
Union Pacific Corp.
3.875% 02/15/09	500,000	492,672
Transportation Total		671,399
Industrials Total		1,091,867
Technology – 0.1%
Semiconductors – 0.1%
Freescale Semiconductor, Inc.
PIK,
9.125% 12/15/14	100,000	89,500
Semiconductors Total		89,500
Technology Total		89,500
Utilities – 0.9%
Electric – 0.6%
CMS Energy Corp.
6.875% 12/15/15	20,000	19,873
8.500% 04/15/11	10,000	10,646

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Commonwealth Edison Co.
5.950% 08/15/16	325,000	325,141
Indiana Michigan Power Co.
5.650% 12/01/15	275,000	271,541
NRG Energy, Inc.
7.250% 02/01/14	15,000	14,850
Pacific Gas & Electric Co.
5.800% 03/01/37	170,000	160,427
Progress Energy, Inc.
7.750% 03/01/31	250,000	290,754
Southern California Edison Co.
5.000% 01/15/14	275,000	268,219
Electric Total		1,361,451
Gas – 0.3%
Atmos Energy Corp.
6.350% 06/15/17	210,000	213,907
Sempra Energy
4.750% 05/15/09	375,000	371,849
Gas Total		585,756
Utilities Total		1,947,207
Total Corporate Fixed-Income Bonds & Notes (Cost of $19,916,823)		19,411,171
Government & Agency Obligations – 5.5%
Foreign Government Obligations – 0.6%
Province of Ontario
3.500% 09/17/07	1,000,000	999,710
United Mexican States
7.500% 04/08/33	250,000	295,000
Foreign Government Obligations Total		1,294,710
U.S. Government Agencies – 2.3%
Federal Home Loan Bank
5.500% 08/13/14	870,000	897,918
Federal Home Loan Mortgage Corp.
6.625% 09/15/09	1,410,000	1,461,103
Federal National Mortgage Association
5.250% 08/01/12	2,400,000	2,435,179
U.S. Government Agencies Total		4,794,200
U.S. Government Obligations – 2.6%
U.S. Treasury Bonds
5.375% 02/15/31	1,337,000	1,432,993
U.S. Treasury Notes
3.375% 10/15/09	550,000	540,848
3.875% 02/15/13	3,735,000	3,662,634
U.S. Government Obligations Total		5,636,475
Total Government & Agency Obligations (Cost of $11,464,794)		11,725,385

Collateralized Mortgage Obligations – 5.1%
	Par ($)	Value ($)
Agency – 2.6%
Federal Home Loan Mortgage Corp.
4.000% 09/15/15	1,820,000	1,786,717
4.000% 10/15/18	1,900,000	1,739,811
4.500% 10/15/18	1,317,085	1,303,391
4.500% 08/15/28	720,000	700,497
Agency Total		5,530,416
Non-Agency – 2.5%
Bear Stearns Adjustable Rate Mortgage Trust
5.493% 02/25/47 (c)	1,441,581	1,438,249
Bear Stearns Asset Backed Securities, Inc.
5.000% 01/25/34	999,167	985,771
SACO I, Inc.
(e) 09/25/24	9,176	8,442
Structured Asset Securities Corp.
5.500% 05/25/33	648,481	642,317
5.500% 07/25/33	913,842	875,734
WaMu Mortgage Pass-Through Certificates
5.720% 02/25/37 (c)	1,409,557	1,399,485
Non-Agency Total		5,349,998
Total Collateralized Mortgage Obligations (Cost of $11,085,728)		10,880,414
Commercial Mortgage-Backed Securities – 3.0%
Bear Stearns Commercial Mortgage Securities
5.449% 12/11/40	500,000	492,678
5.624% 03/11/39 (c)	760,000	754,452
JPMorgan Chase Commercial Mortgage Securities Corp.
5.447% 06/12/47	791,000	780,445
4.780% 07/15/42	1,350,000	1,276,025
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.902% 06/12/50 (c)	1,128,000	1,112,936
Morgan Stanley Capital I
5.370% 12/15/43	1,053,000	1,022,916
Nationslink Funding Corp.
6.888% 11/10/30	958,272	957,159
Total Commercial Mortgage-Backed Securities (Cost of $6,599,172)		6,396,611
Asset-Backed Securities – 1.0%
Cityscape Home Equity Loan Trust
7.410% 05/25/28	358,300	356,715
First Alliance Mortgage Loan Trust
7.340% 06/20/27	71,373	71,130
IMC Home Equity Loan Trust
7.310% 11/20/28	1,046,970	1,043,122
7.520% 08/20/28	664,676	662,411
Total Asset-Backed Securities (Cost of $2,128,587)		2,133,378

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2007

Short-Term Obligation – 3.3%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/07, due on 09/04/07, at 5.110%, collateralized by a U.S. Government Agency Obligation maturing 06/12/13, market value $7,184,425 (repurchase proceeds $7,044,998)	7,041,000	7,041,000
Total Short-Term Obligation (Cost of $7,041,000)		7,041,000
Total Investments – 100.2% (Cost of $192,976,464)(f)		212,535,250
Other Assets & Liabilities, Net – (0.2)%		(497,423)
Net Assets – 100.0%		212,037,827

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security, or a portion thereof, purchased on a delayed delivery basis.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2007.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, these securities, which are not illiquid, amounted to $783,936, which represents 0.4% of net assets.

(e)  Zero coupon bond.

(f)  Cost for federal income tax purposes is $193,264,155.

At August 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	61.7
Mortgage-Backed Securities	11.4
Corporate Fixed-Income Bonds & Notes	9.2
Government & Agency Obligations	5.5
Collateralized Mortgage Obligations	5.1
Commercial Mortgage-Backed Securities	3.0
Asset-Backed Securities	1.0
96.9
Short-Term Obligation	3.3
Other Assets & Liabilities, Net	(0.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

PIK	Payment-In-Kind

TBA	To Be Announced

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2007

Municipal Bonds – 98.5%

	Par ($)	Value ($)
Education – 6.3%
Education – 6.3%
OR Facilities Authority
Linfield College Project, Series 2005 A, 5.000% 10/01/20	1,825,000	1,841,845
OR Forest Grove Student Housing
Oak Tree Foundation, Series 2007, 5.500% 03/01/37	3,000,000	2,774,280
OR Health Sciences University
Series 1996 A, Insured: MBIA: (a) 07/01/09	1,530,000	1,426,694
(a) 07/01/12	1,315,000	1,090,543
(a) 07/01/14	2,550,000	1,934,991
(a) 07/01/15	4,325,000	3,137,485
(a) 07/01/21	12,515,000	6,590,524
OR Health, Housing, Educational & Cultural Facilities Authority
Linfield College Project, Series 1998 A: 4.650% 10/01/09	555,000	560,023
5.500% 10/01/18	1,000,000	1,017,290
Reed College Project, Series 1995 A, Insured: MBIA 5.100% 07/01/10	690,000	705,359
OR Multnomah County Educational Facilities Authority
University of Portland Project, Series 2000: 5.700% 04/01/15	1,000,000	1,031,380
6.000% 04/01/20	1,000,000	1,032,460
6.000% 04/01/25	500,000	513,290
Education Total		23,656,164
Education Total		23,656,164
Health Care – 8.7%
Continuing Care Retirement – 0.7%
OR Albany Hospital Facility Authority
Mennonite Home Albany, Series 2004 PJ-A: 4.750% 10/01/11	660,000	657,802
5.000% 10/01/12	680,000	682,999

	Par ($)	Value ($)
OR Multnomah County Hospital Facilities Authority
Terwilliger Plaza, Inc., Series 2006 A, 5.250% 12/01/26	1,400,000	1,378,230
Continuing Care Retirement Total		2,719,031
Hospitals – 8.0%
OR Benton County Hospital Facilities Authority
Samaritan Health Services Project, Series 1998: 4.400% 10/01/07	220,000	220,072
4.800% 10/01/11	245,000	249,006
5.200% 10/01/17	2,255,000	2,289,682
OR Clackamas County Hospital Facility Authority
Legacy Health System, IBC, Series 1999, Insured: MBIA 5.500% 02/15/13	495,000	513,498
Legacy Health System: Series 1999: 5.000% 02/15/16	1,010,000	1,033,311
5.500% 02/15/13	5,450,000	5,647,399
5.500% 02/15/14	2,385,000	2,471,385
Series 2001:
4.600% 05/01/10	885,000	900,726
5.250% 05/01/21	4,890,000	5,019,732
5.750% 05/01/12	2,000,000	2,141,320
5.750% 05/01/16	1,500,000	1,589,085
OR Medford Hospital Facilities Authority
Asante Health System, Series 1998 A, Insured: MBIA: 5.250% 08/15/10	485,000	495,811
5.250% 08/15/11	260,000	265,600
OR Multnomah County Hospital Facilities Authority
Providence Health System, Series 2004, 5.250% 10/01/16	2,970,000	3,121,173
OR Salem Hospital Facility Authority
Series 2006 A, 5.000% 08/15/27	3,500,000	3,525,025

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
OR Umatilla County Hospital Facility Authority
Catholic Health Initiatives, Series 2000 A, 5.750% 12/01/20	285,000	299,110
Hospitals Total		29,781,935
Health Care Total		32,500,966
Housing – 3.1%
Assisted Living/Senior – 0.5%
OR Clackamas County Hospital Facility Authority
Robison Jewish Home Project, Series 2005: 5.000% 10/01/19	1,000,000	951,190
5.125% 10/01/24	1,000,000	929,470
Assisted Living/Senior Total		1,880,660
Multi-Family – 0.6%
OR Clackamas County Housing Authority
Multi-Family Housing, Easton Ridge, Series 1996 A, 5.800% 12/01/16	2,255,000	2,238,877
Multi-Family Total		2,238,877
Single-Family – 2.0%
OR Housing & Community Services
Department Mortgage Single Family Program: Series 1991 D, 6.700% 07/01/13	200,000	206,754
Series 1998 A, 4.850% 07/01/10	120,000	122,086
Series 1999 E, 5.375% 07/01/21	2,590,000	2,647,861
Series 1999 M, AMT, 5.800% 07/01/12	130,000	132,800
Series 2000 E, Insured: FHA: 5.700% 07/01/12	395,000	400,415
5.800% 07/01/14	350,000	355,148
6.000% 07/01/20	965,000	984,445
Series 2001 J, 5.150% 07/01/24	1,520,000	1,538,255
Series 2001 Q: 4.700% 07/01/15	510,000	520,144
4.900% 07/01/17	495,000	505,400
Single-Family Total		7,413,308
Housing Total		11,532,845

	Par ($)	Value ($)
Other – 28.4%
Other – 1.3%
OR Health, Housing, Educational & Cultural Facilities Authority
Goodwill Industries Lane County, Series 1998 A, 6.650% 11/15/22 (b)	3,515,000	3,484,736
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B, 5.000% 12/01/14	1,200,000	1,261,080
Other Total		4,745,816
Refunded/Escrowed (c) – 27.1%
OR Benton & Linn Counties
School District No. 509J, Corvallis, Series 2003, Pre-refunded 06/01/13, Insured: FSA 5.000% 06/01/17	2,665,000	2,828,631
OR Board of Higher Education
Lottery Education Project, Series 1999 A: Pre-refunded 04/01/09, Insured: FSA 5.250% 04/01/13	1,600,000	1,653,344
Pre-refunded 04/01/11, Insured: FSA 5.000% 04/01/14	2,705,000	2,823,777
Series 2001 A, Pre-refunded 08/01/11, 5.250% 08/01/14	1,225,000	1,292,828
OR Clackamas County Hospital Facility Authority
Kaiser Permanente, Series 1998 A, Escrowed to Maturity, 5.375% 04/01/14	7,135,000	7,371,953
Willamette View, Inc. Project, Series 1999 A, Pre-refunded 11/01/09, 6.850% 11/01/15	1,480,000	1,576,585
OR Clackamas County
School District No. 086, Series 2000, Pre-refunded 06/15/10, 6.000% 06/15/16	2,350,000	2,495,418

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
School District No. 108, Series 2001, Pre-refunded 06/15/11, Insured: FSA 5.375% 06/15/15	1,055,000	1,117,340
School District No. 12, North Clackamas, Series 1998, Pre-refunded 06/01/09, Insured: FGIC 5.250% 06/01/11	1,000,000	1,026,200
School District No. 7J, Lake Oswega, Series 2001, Pre-refunded 06/01/11: 5.375% 06/01/16	1,295,000	1,370,835
5.375% 06/01/17	2,535,000	2,683,450
OR Coos County
School District No. 13, North Bend, Series 2002, Pre-refunded 06/15/12, Insured: FSA 5.500% 06/15/15	1,765,000	1,903,958
OR Department of Transportation
Highway User Tax, Series 2002 A, Pre-refunded 11/15/12, 5.500% 11/15/16	2,500,000	2,712,375
OR Deschutes County Hospital Facilities Authority
Cascade Health Services, Inc., Series 2002, Pre-refunded 01/01/12: 5.500% 01/01/22	2,000,000	2,137,860
5.600% 01/01/27	5,550,000	5,954,539
5.600% 01/01/32	2,000,000	2,145,780
OR Deschutes County
Certificates of Participation, Series 1998 A, Pre-refunded 06/01/09, 5.050% 06/01/17	420,000	429,307
School District No. 1, Series 2001 A, Pre-refunded 06/15/11, Insured: FSA 5.500% 06/15/18	1,000,000	1,063,470
OR Jackson County
School District No. 4, Phoenix-Talent, Series 2001, Pre-refunded 06/15/11, Insured: FSA 5.500% 06/15/16	1,000,000	1,063,470

	Par ($)	Value ($)
School District No. 9, Eagle Point, Series 2000, Pre-refunded 06/15/11, 5.625% 06/15/15	1,920,000	2,050,272
OR Lebanon Urban Renewal Agency
Series 1999, Pre-refunded 06/01/09, 5.625% 06/01/19	1,000,000	1,031,390
OR Linn County Community
School District No. 9, Lebanon, Series 2001, Pre-refunded 06/15/13, Insured: FGIC 5.550% 06/15/21	2,000,000	2,182,400
School District No. 9, Series 2001, Pre-refunded 06/15/13, Insured: FGIC 5.250% 06/15/15	405,000	435,237
OR Medford Hospital Facilities Authority
Asante Health System, Series 1998 A, Pre-refunded 08/15/08, Insured: MBIA 5.250% 08/15/11	540,000	552,938
OR Multnomah County
School District No. 40, Series 2001, Pre-refunded 12/01/10, Insured: FSA 5.000% 12/01/14	1,790,000	1,863,157
School District No. 7, Reynolds, Series 2000, Pre-refunded 06/15/11: 5.625% 06/15/14	2,670,000	2,851,160
5.625% 06/15/17	1,000,000	1,067,850
OR Multnomah-Clackamas Counties
Centennial School District No. 28-302, Series 2001, Pre-refunded 06/15/11, Insured: FGIC: 5.375% 06/15/16	2,055,000	2,176,430
5.375% 06/15/17	2,280,000	2,414,725
5.375% 06/15/18	2,490,000	2,637,134
OR North Clackamas Parks & Recreation District Facilities
Series 1993, Escrowed to Maturity, 5.700% 04/01/13	2,310,000	2,435,410

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
OR Northern Oregon Corrections
Series 1997, Pre-refunded 09/15/07, Insured: AMBAC 5.300% 09/15/13	1,000,000	1,000,550
OR Portland Community College District
Series 2001 A, Pre-refunded 06/01/11: 5.375% 06/01/14	1,925,000	2,037,728
5.375% 06/01/16	2,705,000	2,863,405
5.375% 06/01/17	2,540,000	2,688,742
OR Powell Valley Water District
Series 2000, Pre-refunded 08/01/09, 6.000% 02/01/15	620,000	645,513
OR Salem Water & Sewer
Series 2000, Pre-refunded 06/01/10, Insured: FSA 5.300% 06/01/15	1,500,000	1,564,230
OR Tri-County Metropolitan Transportation District
Series 1999 1, Pre-refunded 06/01/09, 5.400% 06/01/19	4,200,000	4,362,666
OR Umatilla County Hospital Facility Authority
Catholic Health Initiatives, Series 2000 A, Escrowed to Maturity: 5.750% 12/01/20	245,000	260,151
6.000% 12/01/30	4,825,000	5,115,562
OR Washington & Clackamas Counties
School District No. 23J, Tigard, Series 2002, Pre-refunded 06/15/12, Insured: MBIA 5.375% 06/15/17	1,500,000	1,609,935
OR Washington County
School District No. 48J, Beaverton: Series 1999, Pre-refunded 06/01/09, Insured: FGIC 5.100% 06/01/12	500,000	511,840
Series 2001, Pre-refunded 01/01/11: 5.125% 01/01/14	2,000,000	2,089,780
5.125% 01/01/17	1,820,000	1,901,700
5.125% 01/01/18	2,260,000	2,361,451

	Par ($)	Value ($)
Series 2001, Pre-refunded 06/01/11, 5.500% 06/01/16	2,785,000	2,960,149
OR Washington, Multnomah & Yamhill Counties
School District No. 1J, Series 1999, Pre-refunded 06/01/09, 5.250% 06/01/14	500,000	513,100
OR Yamhill County
School District No. 029J, Series 2002, Pre-refunded 06/15/12, Insured: MBIA 5.250% 06/15/16	2,535,000	2,707,000
VI Virgin Islands Public Finance Authority
Series 1989 A, Escrowed to Maturity, 7.300% 10/01/18	1,185,000	1,432,073
Refunded/Escrowed Total		101,974,798
Other Total		106,720,614
Other Revenue – 2.0%
Recreation – 2.0%
OR Board of Higher Education
Lottery Education Project: Series 1999 B, Insured: FSA 5.250% 04/01/15	1,315,000	1,356,173
Series 2003 A, Insured: FSA: 5.000% 04/01/14	1,830,000	1,944,649
5.250% 04/01/11	4,000,000	4,128,240
Recreation Total		7,429,062
Other Revenue Total		7,429,062
Tax-Backed – 39.4%
Local Appropriated – 0.3%
OR Deschutes & Jefferson County
School District No. 02J, Series 2004 B, Insured: FGIC (a) 06/15/22	2,335,000	1,179,759
Local Appropriated Total		1,179,759
Local General Obligations – 22.7%
OR Aurora
Series 1999, 5.600% 06/01/24	1,205,000	1,229,269

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
OR Bend Municipal Airport Project
Series 1999 B, AMT, 5.375% 06/01/13	150,000	153,443
OR Canyonville South Umpqua Rural Fire District
Series 2001, 5.400% 07/01/31	610,000	590,114
OR Clackamas & Washington Counties
School District No. 003JT, Series 2003, Insured: FGIC (a) 06/15/17	4,000,000	2,610,120
OR Clackamas Community College
Series 2001, Insured: FGIC 5.250% 06/15/15	1,500,000	1,575,180
OR Clackamas County
School District No. 007J, Lake Oswego, Series 2005, Insured: FSA 5.250% 06/01/21	2,000,000	2,180,340
School District No. 108, Estacada, Series 2005, Insured: FSA 5.500% 06/15/25	2,485,000	2,790,083
School District No. 115, Series 2006 A, Insured: MBIA: (a) 06/15/25	2,250,000	896,535
(a) 06/15/26	2,610,000	985,406
School District No. 12, North Clackamas, Series 2007 B, Insured: FSA (a) 06/15/22	4,000,000	3,467,360
Series 2007, Insured: MBIA 4.125% 06/01/27	2,000,000	1,824,080
OR Columbia County
School District No. 502, Deferred Interest, Series 1999, Insured: FGIC: (a) 06/01/13	1,685,000	1,342,743
(a) 06/01/14	1,025,000	780,671
OR Coos Bay
Series 2000, 4.900% 09/01/07	525,000	525,000

	Par ($)	Value ($)
OR Deschutes County
Administrative School District No. 1, Series 2007, Insured: FGIC 4.500% 06/15/20	5,000,000	5,047,050
OR Jackson County
School District No. 009, Series 2005, Insured: MBIA: 5.500% 06/15/20	1,000,000	1,115,990
5.500% 06/15/21	1,410,000	1,576,718
School District No. 6, Central Point, Series 2000, 6.000% 06/15/09	1,090,000	1,133,894
OR Jefferson County
School District No. 509J, Madras School District, Series 2002, Insured: FGIC 5.250% 06/15/18	1,075,000	1,131,050
OR Josephine County
Unit School District, Three Rivers, Series 2005, Insured: FGIC: 5.000% 12/15/15	1,000,000	1,074,350
5.000% 12/15/16	1,000,000	1,074,560
OR Lane County
School District No. 19, Springfield: Series 1997, Insured: FGIC: 6.000% 10/15/12	1,740,000	1,923,727
6.000% 10/15/14	1,310,000	1,482,527
Series 2006, Insured: FSA (a) 06/15/25	5,160,000	2,068,592
School District No. 4J, Eugene, Series 2002: 5.000% 07/01/12	1,000,000	1,057,460
5.250% 07/01/13	1,000,000	1,077,890
OR Linn Benton Community College
Series 2001, Insured: FGIC (a) 06/15/13	1,000,000	796,020
Series 2002, Insured: FGIC (a) 06/15/14	1,000,000	761,700

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
OR Linn County
Community School District No. 9, Lebanon, Series 2001, Insured: FGIC 5.250% 06/15/15	305,000	325,889
OR Madras Aquatic Center District
Series 2005, 5.000% 06/01/22	1,695,000	1,715,476
OR Multnomah-Clackamas Counties
Centennial School District No. 28JT, Series 2006, Insured: AMBAC (a) 06/01/16	2,260,000	1,550,880
OR Portland Limited Tax
Series 2001 B: (a) 06/01/12	1,750,000	1,455,300
(a) 06/01/13	1,500,000	1,194,645
(a) 06/01/16	3,500,000	2,423,715
(a) 06/01/18	4,000,000	2,501,640
(a) 06/01/19	4,000,000	2,371,240
(a) 06/01/20	4,000,000	2,251,120
Series 2003 A, 3.400% 06/01/13	380,000	374,840
OR Portland
Series 2005, 5.000% 06/01/16	3,075,000	3,278,411
OR Tualatin Hills Park & Recreation District
Series 1998, Insured: FGIC 5.750% 03/01/14	990,000	1,098,286
OR Washington & Clackamas Counties
Deferred Interest, Series 1999 A, (a) 06/01/10	1,520,000	1,355,141
School District No. 23J, Tigard: Series 2000, (a) 06/15/18	2,700,000	1,673,163
Series 2005, Insured: MBIA 5.000% 06/15/21	6,575,000	7,014,276
OR Washington, Clackamas & Yamhill Counties
School District No. 88J, Series 2007 B, Insured: MBIA 4.500% 06/15/23	8,125,000	8,088,112

	Par ($)	Value ($)
OR Washington, Multnomah & Yamhill Counties
School District No. 1J: Series 1998, 5.000% 11/01/13	1,100,000	1,174,580
Series 2006, Insured: MBIA (a) 06/15/25	4,065,000	1,623,114
OR Yamhill County
School District No. 029J, Series 2005, Insured: FGIC 5.500% 06/15/21	1,000,000	1,118,240
School District No. 40, Series 1997, Insured: FGIC 6.000% 06/01/09	500,000	519,800
Local General Obligations Total		85,379,740
Special Property Tax – 6.6%
OR Hood River Urban Renewal Agency
Series 1996, 6.250% 12/15/11	840,000	842,461
OR Lebanon Urban Renewal Agency
Series 2000: 5.750% 06/01/15	1,120,000	1,139,432
6.000% 06/01/20	1,580,000	1,614,965
OR Medford Urban Renewal
Series 1996, 5.875% 09/01/10	500,000	500,755
OR Portland Airport Way Urban Renewal & Redevelopment
Convention Center, Series 2000 A, Insured: AMBAC: 5.750% 06/15/17	1,500,000	1,590,330
5.750% 06/15/18	2,050,000	2,173,164
OR Portland River District Urban Renewal & Redevelopment
Series 2003 A, Insured: AMBAC: 5.000% 06/15/17	1,500,000	1,583,490
5.000% 06/15/18	3,070,000	3,204,497
5.000% 06/15/20	2,000,000	2,072,640

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
OR Portland Urban Renewal & Redevelopment
South Park Blocks, Series 2000 A, Insured: AMBAC: 5.750% 06/15/17	2,065,000	2,189,354
5.750% 06/15/19	2,580,000	2,735,006
OR Redmond Urban Renewal Agency
Downtown Area B, Series 1999: 5.650% 06/01/13	720,000	729,792
5.850% 06/01/19	785,000	795,653
South Airport Industrial Area A, Series 1999, 5.700% 06/01/19	650,000	655,278
OR Seaside Urban Renewal Agency
Greater Seaside Urban Renewal, Series 2001, 5.250% 06/01/15	1,000,000	1,016,220
OR Veneta Urban Renewal Agency
Series 2001: 5.375% 02/15/16	700,000	721,574
5.625% 02/15/21	1,100,000	1,128,457
OR Wilsonville Limited Tax Improvement
Series 1998, 5.000% 12/01/10	110,000	110,331
Special Property Tax Total		24,803,399
State Appropriated – 6.2%
OR Department of Administrative Services
Certificates of Participation: Series 1999 A, Insured: AMBAC: 5.000% 05/01/13	4,240,000	4,360,331
5.000% 05/01/14	1,000,000	1,028,380
Series 2002 B, Insured: MBIA 5.250% 05/01/10	840,000	871,861
Series 2002 C, Insured: MBIA: 5.250% 11/01/15	1,000,000	1,059,530
5.250% 11/01/17	5,000,000	5,273,600
Series 2002 E, Insured: FSA 5.000% 11/01/13	1,470,000	1,545,838
Series 2007 A, Insured FGIC: 5.000% 05/01/24	2,630,000	2,725,732
5.000% 05/01/25	2,780,000	2,872,407
5.000% 05/01/26	2,800,000	2,884,224

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A, 5.750% 08/01/27	750,000	793,500
State Appropriated Total		23,415,403
State General Obligations – 3.6%
OR Board of Higher Education
Deferred Interest, Series 2001 A, (a) 08/01/17	1,050,000	686,186
Series 1996 A, (a) 08/01/14	490,000	370,322
Series 2001 A: 5.250% 08/01/14	255,000	268,178
5.250% 08/01/16	780,000	818,571
Series 2004 D, 5.000% 08/01/24	3,620,000	3,728,600
OR Elderly & Disabled Housing
Series 2001 B, 4.950% 08/01/20	985,000	998,170
OR State
Series 1980, 9.200% 10/01/08	385,000	407,203
Series 2002 A, 5.250% 10/15/15	1,735,000	1,847,029
OR Veterans Welfare
Series 1980, 8.000% 07/01/08	580,000	600,236
Series 2000 80A, 5.700% 10/01/32	1,535,000	1,544,993
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Series 2004 A, 5.000% 07/01/30	1,000,000	1,034,170
PR Commonwealth of Puerto Rico
Series 2006 A, 5.250% 07/01/23	1,000,000	1,033,480
State General Obligations Total		13,337,138
Tax-Backed Total		148,115,439
Transportation – 1.3%
Airports – 0.4%
OR Eugene Airport
Series 2000, AMT, 5.700% 05/01/08	515,000	520,129

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
OR Port of Portland International Airport
Series 1998 12B, Insured: FGIC 5.250% 07/01/12	1,000,000	1,025,630
Airports Total		1,545,759
Ports – 0.6%
OR Port of Morrow
Series 2007: 4.875% 06/01/20	750,000	734,963
5.000% 06/01/25	1,000,000	970,170
OR Port of St. Helens
Series 1999: 5.600% 08/01/14	315,000	316,559
5.750% 08/01/19	425,000	426,339
Ports Total		2,448,031
Transportation – 0.3%
OR Tri-County Metropolitan Transportation District
Series 2003 A, 5.000% 09/01/15	1,000,000	1,053,370
Transportation Total		1,053,370
Transportation Total		5,047,160
Utilities – 9.3%
Independent Power Producers – 1.0%
OR Western Generation Agency
Series 2006 A, 5.000% 01/01/21	3,000,000	2,753,040
Wauna Cogeneration Project, Series 2006 A, 5.000% 01/01/20	1,000,000	926,020
Independent Power Producers Total		3,679,060
Investor Owned – 2.3%
OR Port of St. Helens Pollution Control
Portland General Electric Co.: Series 1985 A, 4.800% 04/01/10	5,195,000	5,175,622
Series 1985 B, 4.800% 06/01/10	3,500,000	3,486,035
Investor Owned Total		8,661,657
Municipal Electric – 3.3%
OR Emerald Peoples Utility District
Series 1996, Insured: FGIC: 7.350% 11/01/10	2,160,000	2,389,111
7.350% 11/01/11	2,000,000	2,274,960

	Par ($)	Value ($)
7.350% 11/01/12	2,490,000	2,902,593
7.350% 11/01/13	2,675,000	3,191,356
Series 2003 A, Insured: FSA 5.250% 11/01/20	605,000	642,534
OR Eugene Electric Utilities System
Series 2001 B, Insured: FSA 5.250% 08/01/13	1,040,000	1,093,747
Municipal Electric Total		12,494,301
Water & Sewer – 2.7%
OR Myrtle Point Water
Series 2000, 6.000% 12/01/20	510,000	527,804
OR Portland Water Systems Revenue
Series 2006 B, 5.000% 10/01/16	5,330,000	5,713,547
OR Sheridan Water
Series 1998, 5.350% 04/01/18	300,000	300,825
Series 2000: 6.200% 05/01/15	625,000	647,469
6.450% 05/01/20	520,000	539,011
OR Washington County Housing Authority
Clean Water Services Sewer, Series 2004 Lien, Insured: MBIA 5.000% 10/01/13	2,310,000	2,465,047
Water & Sewer Total		10,193,703
Utilities Total		35,028,721
Total Municipal Bonds (Cost of $362,232,189)		370,030,971

Investment Company – 0.1%

	Shares
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 3.740%)	306,966	306,966
Total Investment Company (Cost of $306,966)		306,966

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2007

Short-Term Obligations – 0.3%

	Par ($)	Value ($)
Variable Rate Demand Notes (d) – 0.3%
FL Pinellas County Health Facility Authority
All Childrens Hospital, Series 1985, Insured: AMBAC, SPA: Wachovia Bank N.A. 3.980% 12/01/15	300,000	300,000
SD Lawrence County
Homestake Mining Co., Series 1997 B, LOC: Chase Manhattan Bank 3.940% 07/01/32	200,000	200,000
WA Housing Finance Commission
Local 82-Jatc Educational Development Trust, Series 2000, LOC: U.S. Bank N.A. 3.900% 11/01/25	900,000	900,000
Variable Rate Demand Notes Total		1,400,000
Total Short-Term Obligations (Cost of $1,400,000)		1,400,000
Total Investments – 98.9% (Cost of $363,939,155)(e)		371,737,937
Other Assets & Liabilities, Net – 1.1%		4,011,654
Net Assets – 100.0%		375,749,591

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At August 31, 2007, the value of this security amounted to $3,484,736, which represents 0.9% of net assets.

Security	Acquisition Date	Acquisition Cost
OR Health, Housing, Educational & Cultural Facilities Authority, Goodwill Industries Lane County, Series 1998 A, 6.650% 11/15/22	06/17/98	$3,635,000

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at August 31, 2007.

(e)  Cost for federal income tax purposes is $363,769,466.

At August 31, 2007, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	39.4
Other	28.4
Utilities	9.3
Health Care	8.7
Education	6.3
Housing	3.1
Other Revenue	2.0
Transportation	1.3
98.5
Investment Company	0.1
Short-Term Obligations	0.3
Other Assets & Liabilities, Net	1.1
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

IBC	Insured Bond Certificates

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Conservative High Yield Fund

August 31, 2007

Corporate Fixed-Income Bonds & Notes – 95.8%

	Par ($)	Value ($)
Basic Materials – 7.4%
Chemicals – 3.6%
Agricultural Chemicals – 0.6%
Mosaic Co.
7.625% 12/01/16 (a)	4,440,000	4,551,000
		4,551,000
Chemicals-Diversified – 2.5%
Huntsman International LLC
6.875% 11/15/13 (a)	1,975,000	2,690,442
7.875% 11/15/14	3,530,000	3,688,850
Lyondell Chemical Co.
6.875% 06/15/17	2,910,000	3,150,075
8.000% 09/15/14	2,615,000	2,843,813
8.250% 09/15/16	3,740,000	4,188,800
NOVA Chemicals Corp.
6.500% 01/15/12	3,610,000	3,357,300
		19,919,280
Chemicals-Specialty – 0.5%
Chemtura Corp.
6.875% 06/01/16	4,600,000	4,197,500
		4,197,500
Chemicals Total		28,667,780
Forest Products & Paper – 1.4%
Paper & Related Products – 1.4%
Boise Cascade LLC
7.125% 10/15/14	2,465,000	2,267,800
Cascades, Inc.
7.250% 02/15/13	2,635,000	2,516,425
Domtar, Inc.
7.125% 08/15/15	3,495,000	3,250,350
Georgia-Pacific Corp.
8.000% 01/15/24	3,815,000	3,586,100
		11,620,675
Forest Products & Paper Total		11,620,675
Iron/Steel – 0.7%
Steel-Producers – 0.7%
Russel Metals, Inc.
6.375% 03/01/14	6,410,000	6,065,462
		6,065,462
Iron/Steel Total		6,065,462
Metals & Mining – 1.7%
Diversified Minerals – 0.9%
FMG Finance Ltd.
10.625% 09/01/16 (a)	5,810,000	6,652,450
		6,652,450

	Par ($)	Value ($)
Metal-Diversified – 0.8%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	6,245,000	6,650,925
		6,650,925
Metals & Mining Total		13,303,375
Basic Materials Total		59,657,292
Communications – 16.2%
Media – 7.7%
Broadcast Services/Programs – 1.1%
Clear Channel Communications, Inc.
4.900% 05/15/15	5,630,000	4,166,200
Liberty Media LLC
8.250% 02/01/30	4,495,000	4,360,150
		8,526,350
Cable TV – 3.8%
Charter Communications Holdings II LLC
10.250% 09/15/10	4,570,000	4,615,700
CSC Holdings, Inc.
7.625% 04/01/11	4,485,000	4,417,725
7.625% 07/15/18	1,725,000	1,582,688
DirecTV Holdings LLC
6.375% 06/15/15	5,835,000	5,455,725
8.375% 03/15/13	3,619,000	3,736,617
EchoStar DBS Corp.
6.625% 10/01/14	8,080,000	7,817,400
7.000% 10/01/13	3,000,000	2,962,500
		30,588,355
Multimedia – 1.3%
Lamar Media Corp.
7.250% 01/01/13	6,163,000	6,132,185
Quebecor Media, Inc.
7.750% 03/15/16	4,765,000	4,532,706
		10,664,891
Publishing-Periodicals – 1.4%
Dex Media West LLC
9.875% 08/15/13	1,460,000	1,540,300
Idearc, Inc.
8.000% 11/15/16	2,880,000	2,844,000
R.H. Donnelley, Inc.
10.875% 12/15/12	6,635,000	7,033,100
		11,417,400
Television – 0.1%
Sinclair Broadcast Group, Inc.
8.000% 03/15/12	1,012,000	1,022,120
		1,022,120
Media Total		62,219,116

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Telecommunication Services – 8.5%
Cellular Telecommunications – 1.5%
Nextel Communications, Inc.
7.375% 08/01/15	9,295,000	9,356,998
Rogers Wireless, Inc.
8.000% 12/15/12	2,275,000	2,398,168
		11,755,166
Satellite Telecommunications – 0.5%
Intelsat Bermuda Ltd.
9.250% 06/15/16	3,760,000	3,872,800
		3,872,800
Telecommunication Equipment – 0.8%
Lucent Technologies, Inc.
6.450% 03/15/29	7,325,000	6,153,000
		6,153,000
Telecommunication Services – 0.6%
Embarq Corp.
7.082% 06/01/16	1,790,000	1,845,979
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14	3,090,000	3,198,150
		5,044,129
Telephone-Integrated – 5.1%
Cincinnati Bell, Inc.
7.000% 02/15/15	3,550,000	3,408,000
Citizens Communications Co.
7.875% 01/15/27	6,675,000	6,257,813
Qwest Corp.
7.500% 10/01/14	1,775,000	1,819,375
7.500% 06/15/23	4,890,000	4,804,425
8.875% 03/15/12	13,495,000	14,608,337
Windstream Corp.
7.000% 03/15/19	5,205,000	4,905,713
8.625% 08/01/16	5,165,000	5,397,425
		41,201,088
Telecommunication Services Total		68,026,183
Communications Total		130,245,299
Consumer Cyclical – 14.4%
Apparel – 1.0%
Apparel Manufacturers – 1.0%
Levi Strauss & Co.
9.750% 01/15/15	3,570,000	3,694,950
Phillips-Van Heusen Corp.
7.250% 02/15/11	3,955,000	3,979,719
		7,674,669
Apparel Total		7,674,669

	Par ($)	Value ($)
Auto Parts & Equipment – 2.0%
Auto/Truck Parts & Equipment-Original – 1.2%
Accuride Corp.
8.500% 02/01/15	3,555,000	3,288,375
ArvinMeritor, Inc.
8.125% 09/15/15	2,585,000	2,416,975
TRW Automotive, Inc.
7.000% 03/15/14 (a)	4,090,000	3,803,700
		9,509,050
Auto/Truck Parts & Equipment-Replacement – 0.4%
Commercial Vehicle Group, Inc.
8.000% 07/01/13	3,065,000	2,858,112
		2,858,112
Rubber-Tires – 0.4%
Goodyear Tire & Rubber Co.
8.625% 12/01/11 (a)	1,055,000	1,071,458
9.000% 07/01/15	2,333,000	2,414,655
		3,486,113
Auto Parts & Equipment Total		15,853,275
Entertainment – 2.0%
Music – 1.2%
Steinway Musical Instruments, Inc.
7.000% 03/01/14 (a)	4,115,000	3,909,250
WMG Acquisition Corp.
7.375% 04/15/14	6,010,000	5,288,800
		9,198,050
Racetracks – 0.8%
Speedway Motorsports, Inc.
6.750% 06/01/13	6,866,000	6,763,010
		6,763,010
Entertainment Total		15,961,060
Home Builders – 1.6%
Building-Residential/Commercial – 1.6%
K. Hovnanian Enterprises, Inc.
6.000% 01/15/10	2,100,000	1,795,500
6.375% 12/15/14	2,315,000	1,776,763
6.500% 01/15/14	3,025,000	2,351,937
KB Home
5.875% 01/15/15	8,425,000	7,119,125
		13,043,325
Home Builders Total		13,043,325
Home Furnishings – 0.5%
Home Furnishings – 0.5%
Sealy Mattress Co.
8.250% 06/15/14	4,315,000	4,217,913
		4,217,913
Home Furnishings Total		4,217,913

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Leisure Time – 0.7%
Cruise Lines – 0.7%
Royal Caribbean Cruises Ltd.
6.875% 12/01/13	5,660,000	5,524,069
		5,524,069
Leisure Time Total		5,524,069
Lodging – 4.4%
Casino Hotels – 4.4%
Galaxy Entertainment Finance Co., Ltd.
9.875% 12/15/12 (a)	5,590,000	5,673,850
Harrah's Operating Co., Inc.
5.625% 06/01/15	7,940,000	6,093,950
Las Vegas Sands Corp.
6.375% 02/15/15	5,955,000	5,657,250
MGM Mirage
7.500% 06/01/16	4,470,000	4,414,125
Mohegan Tribal Gaming Authority
6.875% 02/15/15	2,000,000	1,920,000
Pinnacle Entertainment, Inc.
7.500% 06/15/15 (a)	3,715,000	3,417,800
Station Casinos, Inc.
6.875% 03/01/16	8,600,000	7,202,500
Wynn Las Vegas LLC
6.625% 12/01/14	1,135,000	1,098,112
		35,477,587
Lodging Total		35,477,587
Retail – 1.7%
Retail-Automobiles – 0.6%
AutoNation, Inc.
7.000% 04/15/14	1,635,000	1,538,944
7.360% 04/15/13 (b)	980,000	921,200
Group 1 Automotive, Inc.
8.250% 08/15/13	2,965,000	2,965,000
		5,425,144
Retail-Convenience Store – 0.5%
Couche-Tard US LP
7.500% 12/15/13	4,065,000	3,983,700
		3,983,700
Retail-Propane Distributors – 0.6%
AmeriGas Partners LP
7.125% 05/20/16	4,840,000	4,646,400
		4,646,400
Retail Total		14,055,244

	Par ($)	Value ($)
Textiles – 0.5%
Textile-Products – 0.5%
INVISTA
9.250% 05/01/12 (a)	3,745,000	3,894,800
		3,894,800
Textiles Total		3,894,800
Consumer Cyclical Total		115,701,942
Consumer Non-Cyclical – 12.2%
Agriculture – 0.5%
Tobacco – 0.5%
Reynolds American, Inc.
7.625% 06/01/16	3,940,000	4,126,311
		4,126,311
Agriculture Total		4,126,311
Beverages – 1.4%
Beverages-Non-Alcoholic – 0.8%
Cott Beverages, Inc.
8.000% 12/15/11	6,570,000	6,504,300
		6,504,300
Beverages-Wine/Spirits – 0.6%
Constellation Brands, Inc.
8.125% 01/15/12	4,985,000	4,997,463
		4,997,463
Beverages Total		11,501,763
Biotechnology – 0.5%
Medical-Biomedical/Gene – 0.5%
Bio-Rad Laboratories, Inc.
7.500% 08/15/13	3,790,000	3,808,950
		3,808,950
Biotechnology Total		3,808,950
Commercial Services – 4.0%
Commercial Services – 0.6%
Iron Mountain, Inc.
7.750% 01/15/15	5,045,000	4,906,262
		4,906,262
Funeral Services & Related Items – 0.4%
Service Corp. International
6.750% 04/01/16	600,000	565,500
7.375% 10/01/14	2,750,000	2,763,750
		3,329,250
Printing-Commercial – 0.6%
Quebecor World Capital Corp.
8.750% 03/15/16 (a)	4,820,000	4,338,000
		4,338,000

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Private Corrections – 0.9%
Corrections Corp. of America
7.500% 05/01/11	7,300,000	7,336,500
		7,336,500
Rental Auto/Equipment – 1.5%
Ashtead Capital, Inc.
9.000% 08/15/16 (a)	4,250,000	4,207,500
United Rentals North America, Inc.
7.000% 02/15/14	7,100,000	7,242,000
7.750% 11/15/13	745,000	767,350
		12,216,850
Commercial Services Total		32,126,862
Food – 1.5%
Food-Dairy Products – 0.7%
Dean Foods Co.
7.000% 06/01/16	5,930,000	5,455,600
		5,455,600
Food-Meat Products – 0.3%
Smithfield Foods, Inc.
7.750% 07/01/17	2,800,000	2,814,000
		2,814,000
Food-Miscellaneous/Diversified – 0.5%
Del Monte Corp.
6.750% 02/15/15	3,935,000	3,738,250
		3,738,250
Food Total		12,007,850
Healthcare Products – 0.2%
Optical Supplies – 0.2%
Advanced Medical Optics, Inc.
7.500% 05/01/17	1,440,000	1,314,000
		1,314,000
Healthcare Products Total		1,314,000
Healthcare Services – 1.7%
Medical-Hospitals – 1.7%
HCA, Inc.
9.250% 11/15/16 (a)	3,850,000	3,955,875
PIK,
9.625% 11/15/16 (a)	9,500,000	9,820,625
		13,776,500
Healthcare Services Total		13,776,500

	Par ($)	Value ($)
Household Products/Wares – 1.0%
Consumer Products-Miscellaneous – 1.0%
American Greetings Corp.
7.375% 06/01/16	4,275,000	4,039,875
Jarden Corp.
7.500% 05/01/17	3,875,000	3,623,125
		7,663,000
Household Products/Wares Total		7,663,000
Pharmaceuticals – 1.4%
Medical-Drugs – 0.5%
Elan Finance PLC
8.875% 12/01/13	4,350,000	4,263,000
		4,263,000
Medical-Generic Drugs – 0.4%
Mylan Laboratories, Inc.
6.375% 08/15/15	3,215,000	3,215,000
		3,215,000
Pharmacy Services – 0.5%
Omnicare, Inc.
6.750% 12/15/13	4,060,000	3,775,800
		3,775,800
Pharmaceuticals Total		11,253,800
Consumer Non-Cyclical Total		97,579,036
Energy – 13.7%
Coal – 2.3%
Coal – 2.3%
Arch Western Finance LLC
6.750% 07/01/13	7,610,000	7,200,962
Massey Energy Co.
6.875% 12/15/13	4,360,000	3,934,900
Peabody Energy Corp.
6.875% 03/15/13	6,885,000	6,867,788
		18,003,650
Coal Total		18,003,650
Oil & Gas – 5.5%
Oil & Gas Drilling – 0.7%
Pride International, Inc.
7.375% 07/15/14	5,635,000	5,691,350
		5,691,350
Oil Companies-Exploration & Production – 4.2%
Chesapeake Energy Corp.
6.375% 06/15/15	10,780,000	10,308,375
6.875% 11/15/20	4,450,000	4,272,000
Compton Petroleum Corp.
7.625% 12/01/13	3,850,000	3,657,500

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Newfield Exploration Co.
6.625% 09/01/14	8,095,000	7,781,319
OPTI Canada, Inc.
8.250% 12/15/14 (a)	3,295,000	3,336,187
Quicksilver Resources, Inc.
7.125% 04/01/16	4,480,000	4,278,400
		33,633,781
Oil Refining & Marketing – 0.6%
Petroplus Finance Ltd.
6.750% 05/01/14 (a)	570,000	530,100
7.000% 05/01/17 (a)	570,000	524,400
Tesoro Corp.
6.625% 11/01/15	4,080,000	4,023,900
		5,078,400
Oil & Gas Total		44,403,531
Oil & Gas Services – 0.8%
Oil Field Machinery & Equipment – 0.8%
Grant Prideco, Inc.
6.125% 08/15/15	6,485,000	6,193,175
		6,193,175
Oil & Gas Services Total		6,193,175
Pipelines – 5.1%
Pipelines – 5.1%
Atlas Pipeline Partners LP
8.125% 12/15/15	3,700,000	3,672,250
Colorado Interstate Gas Co.
6.800% 11/15/15	6,285,000	6,485,762
El Paso Corp.
6.875% 06/15/14	1,750,000	1,765,743
El Paso Performance-Linked Trust
7.750% 07/15/11 (a)	6,535,000	6,695,375
MarkWest Energy Partners LP
6.875% 11/01/14	8,600,000	8,041,000
Williams Companies, Inc.
6.375% 10/01/10 (a)	3,270,000	3,278,175
7.750% 06/15/31	1,755,000	1,820,813
8.125% 03/15/12	8,615,000	9,239,587
		40,998,705
Pipelines Total		40,998,705
Energy Total		109,599,061
Financials – 6.1%
Diversified Financial Services – 3.7%
Finance-Auto Loans – 2.6%
AmeriCredit Corp.
8.500% 07/01/15 (a)	1,900,000	1,624,500

	Par ($)	Value ($)
General Motors Acceptance Corp.
8.000% 11/01/31	21,045,000	18,906,070
		20,530,570
Finance-Investment Banker/Broker – 1.1%
E*Trade Financial Corp.
7.375% 09/15/13	6,875,000	6,118,750
LaBranche & Co., Inc.
11.000% 05/15/12	3,050,000	3,019,500
		9,138,250
Diversified Financial Services Total		29,668,820
Insurance – 0.5%
Property/Casualty Insurance – 0.5%
Crum & Forster Holdings Corp.
7.750% 05/01/17	4,145,000	3,917,025
		3,917,025
Insurance Total		3,917,025
Real Estate Investment Trusts (REITs) – 1.9%
REITS-Hotels – 1.0%
Host Marriott LP
6.375% 03/15/15	8,775,000	8,511,750
		8,511,750
REITS-Regional Malls – 0.9%
Rouse Co. LP/TRC Co-Issuer, Inc.,
6.750% 05/01/13 (a)	7,155,000	7,083,450
		7,083,450
Real Estate Investment Trusts (REITs) Total		15,595,200
Financials Total		49,181,045
Industrials – 15.8%
Aerospace & Defense – 2.2%
Aerospace/Defense-Equipment – 1.4%
DRS Technologies, Inc.
6.625% 02/01/16	4,590,000	4,475,250
Sequa Corp.
9.000% 08/01/09	6,227,000	6,444,945
		10,920,195
Electronics-Military – 0.8%
L-3 Communications Corp.
6.375% 10/15/15	2,780,000	2,689,650
7.625% 06/15/12	3,995,000	4,064,913
		6,754,563
Aerospace & Defense Total		17,674,758

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Electrical Components & Equipment – 0.8%
Wire & Cable Products – 0.8%
Belden CDT, Inc.
7.000% 03/15/17 (a)	3,855,000	3,739,350
General Cable Corp.
7.125% 04/01/17	1,535,000	1,488,950
7.735% 04/01/15 (b)	1,535,000	1,488,950
		6,717,250
Electrical Components & Equipment Total		6,717,250
Electronics – 0.6%
Electronic Components-Miscellaneous – 0.6%
Flextronics International Ltd.
6.250% 11/15/14	5,005,000	4,604,600
		4,604,600
Electronics Total		4,604,600
Environmental Control – 1.7%
Non-Hazardous Waste Disposal – 1.7%
Allied Waste North America, Inc.
7.125% 05/15/16	13,385,000	13,318,075
		13,318,075
Environmental Control Total		13,318,075
Machinery-Construction & Mining – 0.4%
Machinery-Construction & Mining – 0.4%
Terex Corp.
7.375% 01/15/14	2,975,000	2,975,000
		2,975,000
Machinery-Construction & Mining Total		2,975,000
Machinery-Diversified – 1.5%
Machinery-General Industry – 1.5%
Manitowoc Co., Inc.
7.125% 11/01/13	7,215,000	7,016,588
Westinghouse Air Brake Technologies Corp.
6.875% 07/31/13	5,565,000	5,425,875
		12,442,463
Machinery-Diversified Total		12,442,463
Miscellaneous Manufacturing – 1.9%
Diversified Manufacturing Operators – 1.5%
Bombardier, Inc.
6.300% 05/01/14 (a)	6,825,000	6,517,875
Trinity Industries, Inc.
6.500% 03/15/14	6,170,000	5,830,650
		12,348,525

	Par ($)	Value ($)
Miscellaneous Manufacturing – 0.4%
American Railcar Industries, Inc.
7.500% 03/01/14	2,905,000	2,817,850
		2,817,850
Miscellaneous Manufacturing Total		15,166,375
Packaging & Containers – 3.4%
Containers-Metal/Glass – 3.4%
Ball Corp.
6.875% 12/15/12	3,742,000	3,732,645
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	4,715,000	4,762,150
Owens-Brockway Glass Container, Inc.
6.750% 12/01/14	4,550,000	4,390,750
Owens-Illinois, Inc.
7.500% 05/15/10	9,405,000	9,357,975
Silgan Holdings, Inc.
6.750% 11/15/13	5,050,000	4,923,750
		27,167,270
Packaging & Containers Total		27,167,270
Transportation – 3.3%
Transportation-Marine – 2.6%
Overseas Shipholding Group
8.250% 03/15/13	8,320,000	8,538,400
Stena AB
7.500% 11/01/13	5,930,000	5,870,700
Teekay Corp.
8.875% 07/15/11	6,296,000	6,484,880
		20,893,980
Transportation-Services – 0.7%
Bristow Group, Inc.
6.125% 06/15/13	2,305,000	2,195,512
7.500% 09/15/17 (a)	3,500,000	3,482,500
		5,678,012
Transportation Total		26,571,992
Industrials Total		126,637,783
Private Placement – 0.2%
Private Placement – 0.2%
Penton Media
7.605% 02/01/13	1,935,484	1,829,032
7.610% 02/01/14	59,516	56,243
Private Placement Total		1,885,275
Private Placement Total		1,885,275

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Technology – 1.7%
Semiconductors – 1.7%
Electronic Components-Miscellaneous – 0.6%
NXP BV/NXP Funding LLC
7.875% 10/15/14	4,835,000	4,363,588
		4,363,588
Electronic Components-Semiconductors – 1.1%
Advanced Micro Devices, Inc.
7.750% 11/01/12	1,410,000	1,233,750
Freescale Semiconductor, Inc.
10.125% 12/15/16	4,345,000	3,780,150
PIK,
9.125% 12/15/14	4,620,000	4,134,900
		9,148,800
Semiconductors Total		13,512,388
Technology Total		13,512,388
Utilities – 8.1%
Electric – 8.1%
Electric-Generation – 3.9%
AES Corp.
7.750% 03/01/14	14,750,000	14,602,500
Edison Mission Energy
7.000% 05/15/17 (a)	12,040,000	11,377,800
Intergen NV
9.000% 06/30/17 (a)	5,400,000	5,481,000
		31,461,300
Electric-Integrated – 1.1%
CMS Energy Corp.
6.875% 12/15/15	1,890,000	1,877,993
8.500% 04/15/11	1,645,000	1,751,195
Mirant Mid Atlantic LLC
8.625% 06/30/12	810,670	845,123
Nevada Power Co.
6.500% 04/15/12	3,655,000	3,777,888
		8,252,199
Independent Power Producer – 3.1%
Dynegy Holdings, Inc.
7.125% 05/15/18	4,175,000	3,715,750
7.750% 06/01/19 (a)	1,805,000	1,669,625
Mirant North America LLC
7.375% 12/31/13	6,510,000	6,477,450
NRG Energy, Inc.
7.250% 02/01/14	2,545,000	2,519,550
7.375% 02/01/16	2,750,000	2,715,625
7.375% 01/15/17	1,735,000	1,704,638

	Par ($)	Value ($)
NSG Holdings LLC/NSG Holdings, Inc.
7.750% 12/15/25 (a)	4,495,000	4,365,769
Reliant Energy, Inc.
7.875% 06/15/17	1,745,000	1,705,737
		24,874,144
Electric Total		64,587,643
Utilities Total		64,587,643
Total Corporate Fixed-Income Bonds & Notes (Cost of $795,581,588)		768,586,764

Municipal Bond – 0.4%

Virginia – 0.4%
VA Tobacco Settlement Financing Corp.
Series 2007 A1, 6.706% 06/01/46	3,660,000	3,313,618
Virginia Total		3,313,618
Total Municipal Bond (Cost of $3,659,635)		3,313,618

Short-Term Obligation – 2.4%

Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/07, due 09/04/07 at 5.110%, collateralized by a U.S. Government Agency Bond maturing 06/27/17, market value of $19,256,188 (repurchase proceeds $18,885,717)	18,875,000	18,875,000
Total Short-Term Obligation (Cost of $18,875,000)		18,875,000
Total Investments – 98.6% (Cost of $818,116,223)(c)		790,775,382
Other Assets & Liabilities, Net – 1.4%		11,412,592
Net Assets – 100.0%		802,187,974

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2007

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, these securities, which are not illiquid, amounted to $117,692,856, which represents 14.7% of net assets.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2007.

(c)  Cost for federal income tax purposes is $820,902,680.

At August 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Communications	16.2
Industrials	15.8
Consumer Cyclical	14.4
Energy	13.7
Consumer Non-Cyclical	12.2
Utilities	8.1
Basic Materials	7.4
Financials	6.1
Technology	1.7
Municipal Bond	0.4
Private Placement	0.2
96.2
Short-Term Obligation	2.4
Other Assets & Liabilities, Net	1.4
100.0

At August 31, 2007, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
EUR	$2,649,166	$2,692,903	09/20/07	$(43,737)

Acronym	Name
EUR	Euro

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

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Statements of Assets and Liabilities – Columbia Funds

August 31, 2007

	($)	($)	($)	($)	($)
	International Stock Fund	Mid Cap Growth Fund	Small Cap Growth Fund I	Real Estate Equity Fund	Technology Fund
Assets
Investments, at identified cost	1,100,869,743	1,318,814,116	205,489,614	288,716,913	247,369,872
Investments, at value	1,365,437,547	1,580,551,424	246,526,695	424,486,103	295,175,949
Cash	4,507	937	256	727	15,796
Foreign currency (cost of $1,545,012, $8,352, $—, $—, $—, $—, $—, $— and $—, respectively)	1,543,091	8,449	—	—	—
Unrealized appreciation on foreign forward currency contracts	4,298,364	—	—	—	—
Receivable for:
Investments sold	3,967,312	50,666,120	3,763,004	4,155,720	10,990,686
Capital stock sold	691,104	5,263,009	223,845	138,045	3,712,828
Interest	1,645	3,337	2,010	1,884	1,551
Dividends	2,343,109	648,733	38,896	264,233	196,574
Foreign tax reclaim	940,818	—	—	—	—
Expense reimbursement due from Investment Advisor	—	—	—	—	—
Deferred Trustees' compensation plan	116,663	55,741	17,412	33,381	11,979
Other assets	—	400	—	—	—
Total Assets	1,379,344,160	1,637,198,150	250,572,118	429,080,093	310,105,363
Liabilities
Unrealized depreciation on foreign forward currency contracts	5,465,320	—	—	—	—
Written options at value (premium of $63,381, $—, $—, $—, $—, $—, $—, $— and $—, respectively)	26,800	—	—	—	—
Payable for:
Investments purchased	3,983,535	50,072,991	7,228,530	—	15,610,979
Investments purchased on a delayed delivery basis	—	—	—	—	—
Capital stock redeemed	745,231	25,189,879	116,769	2,107,006	203,410
Distributions	—	—	—	—	—
Investment advisory fee	945,333	1,001,248	174,739	269,179	199,150
Administration fee	—	—	—	—	—
Transfer agent fee	186,783	239,719	68,098	152,465	66,770
Pricing and bookkeeping fees	16,542	14,755	9,550	11,808	9,039
Merger costs	—	52,424	—	—	—
Trustees' fees	205	76,504	207	257	1,045
Audit fee	36,700	36,500	34,600	28,200	32,950
Service and distribution fees	113,194	40,943	6,346	21,544	56,749
Custody fee	138,636	9,299	3,300	5,851	5,219
Chief compliance officer expenses	183	189	105	131	—
Deferred Trustees' compensation plan	116,663	55,741	17,412	33,381	11,979
Other liabilities	138,467	188,579	38,013	67,749	42,900
Total Liabilities	11,913,592	76,978,771	7,697,669	2,697,571	16,240,190
Net Assets	1,367,430,568	1,560,219,379	242,874,449	426,382,522	293,865,173
Net Assets Consist of
Paid-in capital	1,006,825,242	1,135,787,449	176,786,443	195,290,778	234,787,878
Undistributed (Overdistributed) net investment income	26,558,663	(42,985)	—	(24,881)	—
Accumulated net investment loss	—	—	(17,916)	—	(11,776)
Accumulated net realized gain (loss)	70,565,730	162,737,510	25,068,510	95,347,435	11,282,994
Unrealized appreciation (depreciation) on:
Investments	264,567,804	261,737,308	41,037,081	135,769,190	47,806,077
Foreign currency translations	(1,123,452)	97	331	—	—
Written options	36,581	—	—	—	—
Net Assets	1,367,430,568	1,560,219,379	242,874,449	426,382,522	293,865,173

See Accompanying Notes to Financial Statements.

	($)	($)	($)	($)
	Strategic Investor Fund	Balanced Fund	Oregon Intermediate Municipal Bond Fund	Conservative High Yield Fund
Assets
Investments, at identified cost	1,016,372,487	192,976,464	363,939,155	818,116,223
Investments, at value	1,212,884,967	212,535,250	371,737,937	790,775,382
Cash	189	167	29,226	968
Foreign currency (cost of $1,545,012, $8,352, $—, $—, $—, $—, $—, $— and $—, respectively)	—	—	—	—
Unrealized appreciation on foreign forward currency contracts	—	—	—	—
Receivable for:
Investments sold	19,076,672	2,396,834	—	—
Capital stock sold	282,249	23,402	195,445	372,624
Interest	1,340	612,668	4,489,413	16,458,240
Dividends	1,518,635	142,922	—	—
Foreign tax reclaim	37,429	—	—	—
Expense reimbursement due from Investment Advisor	105,393	—	—	—
Deferred Trustees' compensation plan	77,839	19,051	22,398	54,861
Other assets	35,681	—	—	—
Total Assets	1,234,020,394	215,730,294	376,474,419	807,662,075
Liabilities
Unrealized depreciation on foreign forward currency contracts	—	—	—	43,737
Written options at value (premium of $63,381, $—, $—, $—, $—, $—, $—, $— and $—, respectively)	—	—	—	—
Payable for:
Investments purchased	17,770,655	3,057,681	—	—
Investments purchased on a delayed delivery basis	—	300,756	—	—
Capital stock redeemed	487,586	84,067	85,758	1,809,968
Distributions	—	—	335,158	2,687,219
Investment advisory fee	570,084	90,026	159,547	408,538
Administration fee	147,820	—	—	—
Transfer agent fee	315,238	38,012	34,374	207,359
Pricing and bookkeeping fees	14,955	11,040	16,451	16,462
Merger costs	—	—	—	—
Trustees' fees	210	—	207	3,066
Audit fee	33,900	48,850	38,700	50,100
Service and distribution fees	135,455	9,440	2,505	96,627
Custody fee	13,801	3,593	2,790	3,589
Chief compliance officer expenses	176	—	114	27
Deferred Trustees' compensation plan	77,839	19,051	22,398	54,861
Other liabilities	919,819	29,951	26,826	92,548
Total Liabilities	20,487,538	3,692,467	724,828	5,474,101
Net Assets	1,213,532,856	212,037,827	375,749,591	802,187,974
Net Assets Consist of
Paid-in capital	919,338,632	191,102,475	367,884,692	868,823,509
Undistributed (Overdistributed) net investment income	3,307,872	1,003,266	138,316	(2,644,269)
Accumulated net investment loss	—	—	—	—
Accumulated net realized gain (loss)	94,370,987	373,300	(72,199)	(36,606,930)
Unrealized appreciation (depreciation) on:
Investments	196,512,480	19,558,786	7,798,782	(27,340,841)
Foreign currency translations	2,885	—	—	(43,495)
Written options	—	—	—	—
Net Assets	1,213,532,856	212,037,827	375,749,591	802,187,974

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Columbia Funds, August 31, 2007 (continued)

	International Stock Fund	Mid Cap Growth Fund	Small Cap Growth Fund I	Real Estate Equity Fund	Technology Fund
Class A
Net assets	$297,149,173	$49,614,199	$18,430,402	$31,069,156	$109,540,709
Shares outstanding	14,912,386	1,803,475	581,657	1,499,196	9,426,386
Net asset value per share (a)(b)	$19.93	$27.51	$31.69	$20.72	$11.62
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (c)	$21.15	$29.19	$33.62	$21.98	$12.33
Class B
Net assets	$29,924,932	$19,471,620	$1,253,812	$9,663,030	$10,579,584
Shares outstanding	1,542,446	735,482	40,115	465,571	940,817
Net asset value and offering price per share (a)(b)	$19.40	$26.47	$31.26	$20.76	$11.25
Class C
Net assets	$29,144,374	$8,236,565	$2,303,106	$8,262,575	$36,324,727
Shares outstanding	1,495,663	310,454	73,698	398,682	3,222,828
Net asset value and offering price per share (a)(b)	$19.49	$26.53	$31.25	$20.72	$11.27
Class R
Net assets	—	$908,386	—	—	—
Shares outstanding	—	33,159	—	—	—
Net asset value and offering price per share	—	$27.39	—	—	—
Class T
Net assets	—	$29,281,797	—	—	—
Shares outstanding	—	1,063,555	—	—	—
Net asset value per share (a)	—	$27.53	—	—	—
Maximum sales charge	—	5.75%	—	—	—
Maximum offering price per share (c)	—	$29.21	—	—	—
Class Z
Net assets	$1,011,212,089	$1,452,706,812	$220,887,129	$377,387,761	$137,420,153
Shares outstanding	50,332,750	52,006,224	6,933,981	18,193,920	11,670,445
Net asset value and offering price per share (b)	$20.09	$27.93	$31.86	$20.74	$11.78

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  Redemption price per share is equal to net asset value less any applicable redemption fees.

(c)  On sales of $50,000 or more the offering price is reduced.

(d) Net asset value rounds to $20.97 per share due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

	Strategic Investor Fund		Balanced Fund	Oregon Intermediate Municipal Bond Fund	Conservative High Yield Fund
Class A
Net assets	$255,743,231		$6,582,146	$5,519,378	$103,769,376
Shares outstanding	11,907,006		265,727	459,244	12,772,653
Net asset value per share (a)(b)	$21.48		$24.77	$12.02	$8.12
Maximum sales charge	5.75%		5.75%	3.25%	4.75%
Maximum offering price per share (c)	$22.79		$26.28	$12.42	$8.52
Class B
Net assets	$53,965,472		$6,954,537	$841,776	$50,577,328
Shares outstanding	2,574,986		281,274	70,040	6,225,441
Net asset value and offering price per share (a)(b)	$20.96		$24.73	$12.02	$8.12
Class C
Net assets	$44,682,039		$1,886,615	$1,096,714	$33,673,131
Shares outstanding	2,131,204		76,291	91,251	4,144,740
Net asset value and offering price per share (a)(b)	$20.96	(d)	$24.73	$12.02	$8.12
Class R
Net assets	—		—	—	—
Shares outstanding	—		—	—	—
Net asset value and offering price per share	—		—	—	—
Class T
Net assets	—		—	—	—
Shares outstanding	—		—	—	—
Net asset value per share (a)	—		—	—	—
Maximum sales charge	—		—	—	—
Maximum offering price per share (c)	—		—	—	—
Class Z
Net assets	$859,142,114		$196,614,529	$368,291,723	$614,168,139
Shares outstanding	39,904,009		7,942,591	30,643,935	75,598,182
Net asset value and offering price per share (b)	$21.53		$24.75	$12.02	$8.12

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Funds

For the Year Ended August 31, 2007

	($)	($)	($)	($)	($)
	International Stock Fund(a)(b)	Mid Cap Growth Fund(a)(b)	Small Cap Growth Fund I	Real Estate Equity Fund(a)	Technology Fund(a)
Net Investment Income
Income
Dividends	38,523,985	15,244,498	860,575	12,180,985	1,016,157
Interest	691,380	1,853,033	392,203	422,857	246,707
Foreign taxes withheld	(3,630,866)	(31,476)	—	(12,506)	(81,310)
Total Income	35,584,499	17,066,055	1,252,778	12,591,336	1,181,554
Expenses
Investment advisory fee	11,484,577	11,581,614	1,929,963	4,576,982	2,027,004
Administration fee	—	—	—	—	—
Distribution fee:
Class B	279,071	152,108	6,163	97,617	69,345
Class C	218,688	46,545	9,311	50,618	214,476
Class D	5,746	2,947	—	22,733	193
Class G	4,869	3,097	—	—	—
Class R	—	1,430	—	—	—
Service fee:
Class A	742,932	116,527	26,552	113,409	223,445
Class B	93,024	50,703	2,054	32,539	23,115
Class C	72,896	15,515	3,102	16,873	71,492
Class D	1,915	982	—	7,577	64
Class G	2,247	1,430	—	—	—
Shareholder services fee - Class T	—	86,475	—	—	—
Transfer agent fee	2,240,867	1,468,496	251,138	732,915	372,793
Pricing and bookkeeping fees	169,813	162,640	94,014	147,932	93,965
Trustees' fees	71,551	78,050	21,906	43,902	20,357
Custody fee	538,662	48,137	17,062	27,650	20,908
Chief compliance officer expenses	5,399	5,292	2,700	4,617	2,589
Other expenses	778,664	642,321	245,293	334,675	287,274
Expenses before interest expense	16,710,921	14,464,309	2,609,258	6,210,039	3,427,020
Interest expense	39,226	8,220	161	7,578	4,167
Total Expenses	16,750,147	14,472,529	2,609,419	6,217,617	3,431,187
Expenses waived/reimbursed by Investment Advisor	—	—	—	—	—
Fees waived by Distributor:
Class C	—	—	—	—	—
Class D	—	—	—	—	—
Fees waived by Transfer Agent	(1,393,904)	—	—	—	—
Expense reductions	(39,455)	(35,751)	(7,838)	(11,308)	(6,554)
Net Expenses	15,316,788	14,436,778	2,601,581	6,206,309	3,424,633
Net Investment Income (Loss)	20,267,711	2,629,277	(1,348,803)	6,385,027	(2,243,079)

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

(b)  Class G shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	($)	($)	($)	($)
	Strategic Investor Fund(a)	Balanced Fund(a)	Oregon Intermediate Municipal Bond Fund(a)	Conservative High Yield Fund(a)
Net Investment Income
Income
Dividends	17,960,862	1,858,248	6,246	—
Interest	1,017,180	4,815,129	17,811,188	70,004,335
Foreign taxes withheld	(241,733)	(2,624)	—	—
Total Income	18,736,309	6,670,753	17,817,434	70,004,335
Expenses
Investment advisory fee	6,600,954	1,126,573	1,933,585	5,545,438
Administration fee	1,653,765	—	—	—
Distribution fee:
Class B	418,274	53,810	6,533	450,157
Class C	336,628	11,846	5,435	90,679
Class D	3,179	1,614	3,773	217,794
Class G	—	—	—	—
Class R	—	—	—	—
Service fee:
Class A	628,979	13,383	15,361	340,608
Class B	139,425	17,937	2,178	150,052
Class C	112,209	3,948	1,811	30,226
Class D	1,060	538	1,258	72,598
Class G	—	—	—	—
Shareholder services fee - Class T	—	—	—	—
Transfer agent fee	2,899,925	235,069	122,029	1,228,487
Pricing and bookkeeping fees	164,511	104,571	139,547	171,331
Trustees' fees	47,149	19,525	28,176	59,006
Custody fee	57,097	16,912	12,227	28,885
Chief compliance officer expenses	5,036	2,675	3,436	5,026
Other expenses	880,247	237,251	190,288	522,106
Expenses before interest expense	13,948,438	1,845,652	2,465,637	8,912,393
Interest expense	—	—	—	967
Total Expenses	13,948,438	1,845,652	2,465,637	8,913,360
Expenses waived/reimbursed by Investment Advisor	(204,253)	—	—	—
Fees waived by Distributor:
Class C	—	—	(2,536)	(18,136)
Class D	—	—	(1,760)	(43,559)
Fees waived by Transfer Agent	—	—	—	—
Expense reductions	(658,769)	(11,976)	(5,979)	(24,576)
Net Expenses	13,085,416	1,833,676	2,455,362	8,827,089
Net Investment Income (Loss)	5,650,893	4,837,077	15,362,072	61,177,246

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Funds

For the Year Ended August 31, 2007 (continued)

	($)	($)	($)	($)	($)
	International Stock Fund(a)(b)	Mid Cap Growth Fund(a)(b)	Small Cap Growth Fund I	Real Estate Equity Fund(a)	Technology Fund(a)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options
Net realized gain (loss) on:
Investments	177,283,300	227,554,366	31,853,737	239,570,282	19,771,116
Foreign currency transactions	8,652,533	(250,163)	(6,554)	—	(58,502)
Written options	—	203,178	10,246	—	—
Net realized loss due to a trading error (See Note 9)	—	—	—	—	—
Net realized gain (loss)	185,935,833	227,507,381	31,857,429	239,570,282	19,712,614
Net change in unrealized appreciation (depreciation) on:
Investments	33,225,716	60,530,475	12,843,868	(216,587,464)	32,379,550
Foreign currency translations	(1,163,942)	97	331	—	2,287
Written options	36,581	—	—	—	—
Net change in unrealized appreciation (depreciation)	32,098,355	60,530,572	12,844,199	(216,587,464)	32,381,837
Net Gain (Loss)	218,034,188	288,037,953	44,701,628	22,982,818	52,094,451
Net Increase Resulting from Operations	238,301,899	290,667,230	43,352,825	29,367,845	49,851,372

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

(b)  Class G shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	($)	($)	($)	($)
	Strategic Investor Fund(a)	Balanced Fund(a)	Oregon Intermediate Municipal Bond Fund(a)	Conservative High Yield Fund(a)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options
Net realized gain (loss) on:
Investments	144,597,404	18,226,159	785,591	(1,421,718)
Foreign currency transactions	(373,861)	—	—	(48,474)
Written options	—	—	—	—
Net realized loss due to a trading error (See Note 9)	—	—	—	—
Net realized gain (loss)	144,223,543	18,226,159	785,591	(1,470,192)
Net change in unrealized appreciation (depreciation) on:
Investments	34,084,665	3,989,036	(7,940,175)	(7,661,979)
Foreign currency translations	1,896	—	—	(43,495)
Written options	—	—	—	—
Net change in unrealized appreciation (depreciation)	34,086,561	3,989,036	(7,940,175)	(7,705,474)
Net Gain (Loss)	178,310,104	22,215,195	(7,154,584)	(9,175,666)
Net Increase Resulting from Operations	183,960,997	27,052,272	8,207,488	52,001,580

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Funds

Increase (Decrease) in Net Assets	International Stock Fund		Mid Cap Growth Fund
	Year Ended August 31,		Year Ended August 31,
	2007 ($)(a)(b)	2006 ($)	2007 ($)(a)(b)	2006 ($)(c)
Operations
Net investment income (loss)	20,267,711	20,716,145	2,629,277	(1,961,518)
Net realized gain on investments, foreign currency transactions and written options	185,935,833	196,665,422	227,507,381	95,341,663
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	32,098,355	52,474,683	60,530,572	(11,512,689)
Net increase resulting from operations	238,301,899	269,856,250	290,667,230	81,867,456
Distributions to Shareholders
From net investment income:
Class A	(4,133,168)	(1,897,375)	—	—
Class B	(281,059)	(28,325)	—	—
Class C	(205,677)	(13,323)	—	—
Class D	(5,637)	(382)	—	—
Class G	(6,342)	(3,482)	—	—
Class Z	(17,299,002)	(9,672,982)	(2,454,592)	—
From net realized gains:
Class A	(28,240,926)	(2,668,118)	(2,635,416)	(109,235)
Class B	(3,899,155)	(613,184)	(1,228,935)	(92,893)
Class C	(2,862,620)	(289,740)	(347,303)	(12,559)
Class D	(78,464)	(8,320)	(24,153)	(5,866)
Class G	(82,635)	(38,588)	(29,379)	(10,097)
Class R	—	—	(4,303)	—
Class T	—	—	(1,593,876)	(375,814)
Class Z	(101,049,927)	(10,376,677)	(78,975,335)	(10,607,269)
Total distributions to shareholders	(158,144,612)	(25,610,496)	(87,293,292)	(11,213,733)
Net Capital Share Transactions	(68,281,430)	57,819,222	499,062,394	(54,634,676)
Redemption Fees	9,577	31,135	—	—
Net increase (decrease) in net assets	11,885,434	302,096,111	702,436,332	16,019,047
Net Assets
Beginning of period	1,355,545,134	1,053,449,023	857,783,047	841,764,000
End of period	1,367,430,568	1,355,545,134	1,560,219,379	857,783,047
Undistributed (Overdistributed) net investment income, at end of period	26,558,663	17,058,253	(42,985)	—
Accumulated net investment loss, at end of period	—	—	—	(24,462)

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

(b)  Class G shares reflects activity for the period September 1, 2006 through August 8, 2007.

(c)  Class R shares were initially offered on January 23, 2006.

(d)  Classes A, B and C shares were initially offered on November 1, 2005.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Small Cap Growth Fund I		Real Estate Equity Fund
	Year Ended August 31,		Year Ended August 31,
	2007 ($)	2006 ($)(d)	2007 ($)(a)	2006 ($)
Operations
Net investment income (loss)	(1,348,803)	(2,006,082)	6,385,027	12,000,668
Net realized gain on investments, foreign currency transactions and written options	31,857,429	33,720,413	239,570,282	121,739,563
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	12,844,199	(9,292,815)	(216,587,464)	345,333
Net increase resulting from operations	43,352,825	22,421,516	29,367,845	134,085,564
Distributions to Shareholders
From net investment income:
Class A	—	—	(547,791)	(1,221,099)
Class B	—	—	(55,195)	(281,742)
Class C	—	—	(25,792)	(101,320)
Class D	—	—	(13,665)	(83,173)
Class G	—	—	—	—
Class Z	(9,836)	—	(7,967,611)	(20,429,149)
From net realized gains:
Class A	(1,159,610)	(955)	(15,301,339)	(5,027,442)
Class B	(95,854)	(1,290)	(4,443,972)	(1,591,961)
Class C	(120,634)	(452)	(2,158,908)	(555,755)
Class D	—	—	(1,106,924)	(462,275)
Class G	—	—	—	—
Class R	—	—	—	—
Class T	—	—	—	—
Class Z	(29,494,728)	(6,483,989)	(189,312,650)	(82,518,380)
Total distributions to shareholders	(30,880,662)	(6,486,686)	(220,933,847)	(112,272,296)
Net Capital Share Transactions	33,125,648	(33,316,966)	(28,060,250)	(203,184,914)
Redemption Fees	—	—	—	—
Net increase (decrease) in net assets	45,597,811	(17,382,136)	(219,626,252)	(181,371,646)
Net Assets
Beginning of period	197,276,638	214,658,774	646,008,774	827,380,420
End of period	242,874,449	197,276,638	426,382,522	646,008,774
Undistributed (Overdistributed) net investment income, at end of period	—	—	(24,881)	—
Accumulated net investment loss, at end of period	(17,916)	(11,793)	—	(12,518)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Funds

Increase (Decrease) in Net Assets	Technology Fund		Strategic Investor Fund		Balanced Fund
	Year Ended August 31,		Year Ended August 31,		Year Ended August 31,
	2007 ($)(a)	2006 ($)	2007 ($)(a)	2006 ($)	2007 ($)(a)	2006 ($)
Operations
Net investment income (loss)	(2,243,079)	(1,274,821)	5,650,893	2,830,460	4,837,077	5,215,730
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	19,712,614	(3,380,219)	144,223,543	66,204,240	18,226,159	13,540,329
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	32,381,837	5,045,878	34,086,561	(30,969,554)	3,989,036	(3,993,678)
Net increase resulting from operations	49,851,372	390,838	183,960,997	38,065,146	27,052,272	14,762,381
Distributions to Shareholders
From net investment income:
Class A	—	—	(877,469)	(1,141,064)	(102,893)	(68,779)
Class B	—	—	—	—	(90,688)	(84,129)
Class C	—	—	—	—	(19,483)	(11,910)
Class D	—	—	—	—	(2,889)	(2,534)
Class Z	—	—	(2,645,242)	(2,001,896)	(4,784,102)	(5,530,580)
From net realized gains:
Class A	—	(1,565,194)	(21,385,015)	(12,351,692)	—	—
Class B	—	(208,798)	(6,587,216)	(3,757,672)	—	—
Class C	—	(235,437)	(5,582,554)	(3,083,532)	—	—
Class D	—	(1,273)	(55,652)	(35,524)	—	—
Class Z	—	(3,469,746)	(23,718,387)	(15,890,662)	—	—
Total distributions to shareholders	—	(5,480,448)	(60,851,535)	(38,262,042)	(5,000,055)	(5,697,932)
Net Capital Share Transactions	68,384,627	119,898,198	645,437,908	(80,634,677)	(49,788,148)	(83,198,814)
Net increase (decrease) in net assets	118,235,999	114,808,588	768,547,370	(80,831,573)	(27,735,931)	(74,134,365)
Net Assets
Beginning of period	175,629,174	60,820,586	444,985,486	525,817,059	239,773,758	313,908,123
End of period	293,865,173	175,629,174	1,213,532,856	444,985,486	212,037,827	239,773,758
Undistributed (Overdistributed) net investment income, at end of period	—	—	3,307,872	1,591,220	1,003,266	784,712
Accumulated net investment loss, at end of period	(11,776)	(65,942)	—	—	—	—

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Oregon Intermediate Municipal Bond Fund		Conservative High Yield Fund
	Year Ended August 31,		Year Ended August 31,
	2007 ($)(a)	2006 ($)	2007 ($)(a)	2006 ($)
Operations
Net investment income (loss)	15,362,072	15,863,946	61,177,246	77,546,952
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	785,591	(76,383)	(1,470,192)	(13,956,133)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	(7,940,175)	(6,994,177)	(7,705,474)	(35,834,574)
Net increase resulting from operations	8,207,488	8,793,386	52,001,580	27,756,245
Distributions to Shareholders
From net investment income:
Class A	(228,907)	(196,135)	(8,822,616)	(13,897,417)
Class B	(25,930)	(33,893)	(3,440,134)	(4,329,122)
Class C	(24,106)	(18,048)	(719,020)	(828,000)
Class D	(16,764)	(23,391)	(1,702,096)	(2,601,189)
Class Z	(15,039,476)	(15,572,245)	(48,825,293)	(60,226,094)
From net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class Z	—	—	—	—
Total distributions to shareholders	(15,335,183)	(15,843,712)	(63,509,159)	(81,881,822)
Net Capital Share Transactions	(6,444,965)	(21,224,759)	(273,578,305)	(419,739,763)
Net increase (decrease) in net assets	(13,572,660)	(28,275,085)	(285,085,884)	(473,865,340)
Net Assets
Beginning of period	389,322,251	417,597,336	1,087,273,858	1,561,139,198
End of period	375,749,591	389,322,251	802,187,974	1,087,273,858
Undistributed (Overdistributed) net investment income, at end of period	138,316	108,173	(2,644,269)	—
Accumulated net investment loss, at end of period	—	—	—	(4,875,422)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	International Stock Fund
	Year Ended August 31, 2007(a)(b)		Year Ended August 31, 2006
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,204,071	23,667,863	1,820,941	31,858,348
Proceeds received in connection with merger	—	—	11,502,364	184,602,426
Distributions reinvested	1,559,040	28,733,119	241,749	4,066,222
Redemptions	(2,532,806)	(49,784,100)	(3,406,213)	(59,334,868)
Net increase	230,305	2,616,882	10,158,841	161,192,128
Class B
Subscriptions	132,548	2,536,426	150,720	2,585,185
Proceeds received in connection with merger	—	—	3,265,239	51,112,688
Distributions reinvested	196,840	3,550,989	33,515	553,002
Redemptions	(1,096,694)	(21,048,203)	(1,922,237)	(32,857,952)
Net increase (decrease)	(767,306)	(14,960,788)	1,527,237	21,392,923
Class C
Subscriptions	148,773	2,873,726	82,654	1,438,606
Proceeds received in connection with merger	—	—	1,684,650	26,472,752
Distributions reinvested	131,938	2,390,724	14,227	235,742
Redemptions	(287,397)	(5,509,015)	(337,758)	(5,821,095)
Net increase (decrease)	(6,686)	(244,565)	1,443,773	22,326,005
Class D
Subscriptions	877	16,884	2,566	43,597
Distributions reinvested	4,585	83,352	504	8,373
Redemptions	(46,660)	(934,418)	(9,681)	(171,234)
Net decrease	(41,198)	(834,182)	(6,611)	(119,264)
Class G
Subscriptions	1,934	37,101	2,248	38,693
Distributions reinvested	4,932	88,927	2,530	41,730
Redemptions	(72,798)	(1,407,621)	(200,046)	(3,470,298)
Net decrease	(65,932)	(1,281,593)	(195,268)	(3,389,875)
Class R
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
Class T
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net decrease	—	—	—	—
Class Z
Subscriptions	3,018,443	59,462,899	3,053,495	53,473,236
Proceeds received in connection with merger	—	—	1,164,515	18,806,658
Distributions reinvested	2,297,138	42,611,910	345,288	5,838,832
Redemptions	(7,851,117)	(155,651,993)	(12,561,823)	(221,701,421)
Net increase (decrease)	(2,535,536)	(53,577,184)	(7,998,525)	(143,582,695)

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

(b)  Class G shares reflects activity for the period September 1, 2006 through August 8, 2007.

(c)  Class R shares were initially offered on January 23, 2006.

See Accompanying Notes to Financial Statements.

	Mid Cap Growth Fund
	Year Ended August 31, 2007(a)(b)		Year Ended August 31, 2006(c)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	322,756	8,472,714	346,804	8,445,955
Proceeds received in connection with merger	1,305,055	31,735,751	—	—
Distributions reinvested	97,217	2,445,994	4,318	102,597
Redemptions	(448,578)	(11,756,287)	(98,323)	(2,357,032)
Net increase	1,276,450	30,898,172	252,799	6,191,520
Class B
Subscriptions	38,357	974,624	100,073	2,388,130
Proceeds received in connection with merger	583,144	13,770,140	—	—
Distributions reinvested	46,417	1,130,266	3,617	83,940
Redemptions	(251,908)	(6,384,625)	(78,229)	(1,836,358)
Net increase (decrease)	416,010	9,490,405	25,461	635,712
Class C
Subscriptions	155,749	3,992,578	99,459	2,379,553
Proceeds received in connection with merger	106,084	2,510,529	—	—
Distributions reinvested	10,692	260,879	380	8,826
Redemptions	(67,108)	(1,687,202)	(25,796)	(611,480)
Net increase (decrease)	205,417	5,076,784	74,043	1,776,899
Class D
Subscriptions	1,061	27,869	390	8,872
Distributions reinvested	935	22,786	226	5,256
Redemptions	(18,393)	(492,651)	(4,369)	(102,165)
Net decrease	(16,397)	(441,996)	(3,753)	(88,037)
Class G
Subscriptions	327	8,222	1,190	27,930
Distributions reinvested	1,210	29,379	436	10,076
Redemptions	(27,029)	(706,119)	(9,585)	(227,002)
Net decrease	(25,492)	(668,518)	(7,959)	(188,996)
Class R
Subscriptions	34,368	934,032	2,386	57,229
Distributions reinvested	172	4,306	—	—
Redemptions	(3,767)	(100,826)	—	—
Net increase	30,773	837,512	2,386	57,229
Class T
Subscriptions	33,118	892,561	19,658	477,650
Distributions reinvested	62,131	1,565,081	15,447	367,640
Redemptions	(158,964)	(4,125,345)	(167,717)	(4,062,042)
Net decrease	(63,715)	(1,667,703)	(132,612)	(3,216,752)
Class Z
Subscriptions	4,928,984	131,062,300	3,481,879	86,368,809
Proceeds received in connection with merger	21,863,586	538,983,176	—	—
Distributions reinvested	2,072,444	52,847,304	356,875	8,582,853
Redemptions	(10,009,473)	(267,355,042)	(6,362,479)	(154,753,913)
Net increase (decrease)	18,855,541	455,537,738	(2,523,725)	(59,802,251)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Small Cap Growth Fund I
	Year Ended August 31, 2007		Year Ended August 31, 2006(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	533,293	16,437,732	103,123	3,162,498
Distributions reinvested	37,391	1,067,138	34	955
Redemptions	(82,643)	(2,526,761)	(9,541)	(285,650)
Net increase (decrease)	488,041	14,978,109	93,616	2,877,803
Class B
Subscriptions	24,551	751,318	21,439	665,238
Distributions reinvested	3,326	94,120	46	1,289
Redemptions	(5,057)	(153,661)	(4,190)	(123,321)
Net increase (decrease)	22,820	691,777	17,295	543,206
Class C
Subscriptions	65,016	1,972,580	14,855	459,002
Distributions reinvested	4,165	117,868	11	328
Redemptions	(9,636)	(283,702)	(713)	(22,820)
Net increase	59,545	1,806,746	14,153	436,510
Class D
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net decrease	—	—	—	—
Class Z
Subscriptions	1,962,106	60,044,663	2,578,762	80,594,892
Distributions reinvested	889,648	25,479,466	223,903	6,340,943
Redemptions	(2,290,415)	(69,875,113)	(4,150,647)	(124,110,320)
Net increase (decrease)	561,339	15,649,016	(1,347,982)	(37,174,485)

(a)  Classes A, B and C shares were initially offered on November 1, 2005.

(b)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	Real Estate Equity Fund
	Year Ended August 31, 2007(b)		Year Ended August 31, 2006
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	463,576	12,338,183	406,170	10,961,528
Distributions reinvested	599,605	15,050,716	230,523	5,795,348
Redemptions	(1,101,008)	(26,256,248)	(743,305)	(19,758,652)
Net increase (decrease)	(37,827)	1,132,651	(106,612)	(3,001,776)
Class B
Subscriptions	106,638	2,792,149	55,494	1,508,674
Distributions reinvested	154,449	3,890,251	59,456	1,492,970
Redemptions	(253,009)	(6,178,329)	(174,292)	(4,653,145)
Net increase (decrease)	8,078	504,071	(59,342)	(1,651,501)
Class C
Subscriptions	249,185	5,802,528	47,984	1,281,844
Distributions reinvested	80,271	2,003,135	23,120	580,099
Redemptions	(119,556)	(2,761,528)	(55,562)	(1,487,279)
Net increase	209,900	5,044,135	15,542	374,664
Class D
Subscriptions	2,762	67,636	1,317	34,220
Distributions reinvested	37,396	949,522	18,101	454,583
Redemptions	(164,986)	(3,731,933)	(47,702)	(1,296,509)
Net decrease	(124,828)	(2,714,775)	(28,284)	(807,706)
Class Z
Subscriptions	2,743,632	73,846,632	2,228,792	59,982,890
Distributions reinvested	5,814,667	146,616,512	3,067,505	77,048,903
Redemptions	(10,259,942)	(252,489,476)	(12,617,257)	(335,130,388)
Net increase (decrease)	(1,701,643)	(32,026,332)	(7,320,960)	(198,098,595)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Technology Fund
	Year Ended August 31, 2007(a)		Year Ended August 31, 2006
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	7,069,432	75,031,287	9,284,782	91,997,295
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	99,164	928,177
Redemptions	(5,786,054)	(60,799,434)	(2,917,101)	(28,495,811)
Net increase	1,283,378	14,231,853	6,466,845	64,429,661
Class B
Subscriptions	361,118	3,694,119	679,001	6,674,511
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	19,481	178,643
Redemptions	(280,078)	(2,854,306)	(210,315)	(1,964,176)
Net increase	81,040	839,813	488,167	4,888,978
Class C
Subscriptions	1,963,704	20,169,153	2,417,270	23,956,078
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	15,776	144,978
Redemptions	(1,045,622)	(10,773,554)	(357,977)	(3,348,585)
Net increase (decrease)	918,082	9,395,599	2,075,069	20,752,471
Class D
Subscriptions	21	217	162	1,578
Distributions reinvested	—	—	138	1,272
Redemptions	(2,809)	(31,424)	(92)	(887)
Net increase (decrease)	(2,788)	(31,207)	208	1,963
Class Z
Subscriptions	8,108,585	85,781,059	7,178,048	72,235,184
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	349,850	3,302,585
Redemptions	(3,941,346)	(41,832,490)	(4,648,824)	(45,712,644)
Net increase (decrease)	4,167,239	43,948,569	2,879,074	29,825,125

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	Strategic Investor Fund
	Year Ended August 31, 2007(a)		Year Ended August 31, 2006
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,375,556	28,280,490	1,927,245	40,285,610
Proceeds received in connection with merger	4,450,342	82,357,510	—	—
Distributions reinvested	1,124,512	21,007,498	629,370	12,719,557
Redemptions	(3,064,581)	(62,574,912)	(2,520,791)	(52,743,966)
Net increase	3,885,829	69,070,586	35,824	261,201
Class B
Subscriptions	176,240	3,505,965	453,077	9,349,459
Proceeds received in connection with merger	250,517	4,551,995	—	—
Distributions reinvested	329,685	6,035,882	169,557	3,377,578
Redemptions	(653,349)	(13,069,497)	(516,974)	(10,584,904)
Net increase	103,093	1,024,345	105,660	2,142,133
Class C
Subscriptions	299,146	5,979,580	576,305	11,877,513
Proceeds received in connection with merger	50,148	911,399	—	—
Distributions reinvested	268,370	4,915,740	136,921	2,728,824
Redemptions	(594,217)	(11,879,800)	(488,203)	(10,023,576)
Net increase (decrease)	23,447	(73,081)	225,023	4,582,761
Class D
Subscriptions	325	6,302	1,201	24,602
Distributions reinvested	2,697	49,352	1,587	31,620
Redemptions	(23,738)	(501,988)	(7,281)	(149,554)
Net increase (decrease)	(20,716)	(446,334)	(4,493)	(93,332)
Class Z
Subscriptions	2,573,463	52,576,443	2,016,913	42,353,109
Proceeds received in connection with merger	34,148,204	632,523,647	—	—
Distributions reinvested	1,364,380	25,644,886	858,956	17,376,682
Redemptions	(6,593,538)	(134,882,584)	(7,037,088)	(147,257,231)
Net increase (decrease)	31,492,509	575,862,392	(4,161,219)	(87,527,440)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Balanced Fund
	Year Ended August 31, 2007(a)		Year Ended August 31, 2006
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	110,270	2,681,094	83,879	1,850,552
Distributions reinvested	3,676	88,051	2,728	59,984
Redemptions	(32,003)	(776,233)	(58,116)	(1,274,763)
Net increase (decrease)	81,943	1,992,912	28,491	635,773
Class B
Subscriptions	52,608	1,272,939	61,070	1,340,143
Distributions reinvested	3,353	79,857	3,339	73,387
Redemptions	(95,621)	(2,302,938)	(118,655)	(2,606,802)
Net decrease	(39,660)	(950,142)	(54,246)	(1,193,272)
Class C
Subscriptions	32,183	779,452	31,610	695,179
Distributions reinvested	652	15,544	449	9,866
Redemptions	(22,864)	(550,355)	(9,567)	(211,279)
Net increase	9,971	244,641	22,492	493,766
Class D
Subscriptions	3	70	238	5,124
Distributions reinvested	107	2,548	100	2,200
Redemptions	(10,740)	(265,417)	(4,434)	(96,931)
Net decrease	(10,630)	(262,799)	(4,096)	(89,607)
Class Z
Subscriptions	444,096	10,710,536	747,580	16,482,201
Distributions reinvested	196,343	4,672,323	247,182	5,424,504
Redemptions	(2,775,314)	(66,195,619)	(4,769,871)	(104,952,179)
Net decrease	(2,134,875)	(50,812,760)	(3,775,109)	(83,045,474)

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	Oregon Intermediate Municipal Bond Fund
	Year Ended August 31, 2007(a)		Year Ended August 31, 2006
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	43,446	525,544	267,352	3,253,116
Distributions reinvested	7,435	90,639	7,222	88,108
Redemptions	(123,096)	(1,495,102)	(88,497)	(1,075,854)
Net increase (decrease)	(72,215)	(878,919)	186,077	2,265,370
Class B
Subscriptions	1,921	23,528	5,444	66,548
Distributions reinvested	1,382	16,844	1,433	17,497
Redemptions	(7,814)	(95,751)	(30,825)	(376,823)
Net decrease	(4,511)	(55,379)	(23,948)	(292,778)
Class C
Subscriptions	48,928	590,399	14,183	173,313
Distributions reinvested	1,504	18,314	1,205	14,707
Redemptions	(9,491)	(114,092)	(13,321)	(162,835)
Net increase	40,941	494,621	2,067	25,185
Class D
Subscriptions	—	—	—	—
Distributions reinvested	758	9,260	1,279	15,623
Redemptions	(52,569)	(634,043)	(10,821)	(131,939)
Net decrease	(51,811)	(624,783)	(9,542)	(116,316)
Class Z
Subscriptions	2,417,758	29,487,660	1,692,884	20,710,082
Distributions reinvested	913,001	11,128,157	952,126	11,624,480
Redemptions	(3,778,908)	(45,996,322)	(4,538,678)	(55,440,782)
Net decrease	(448,149)	(5,380,505)	(1,893,668)	(23,106,220)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Conservative High Yield Fund
	Year Ended August 31, 2007(a)		Year Ended August 31, 2006
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,220,391	10,240,281	3,633,136	30,706,601
Distributions reinvested	927,200	7,765,153	1,475,174	12,410,179
Redemptions	(9,989,565)	(83,827,891)	(21,793,217)	(184,016,358)
Net decrease	(7,841,974)	(65,822,457)	(16,684,907)	(140,899,578)
Class B
Subscriptions	168,514	1,415,018	233,945	1,977,598
Distributions reinvested	286,174	2,395,502	350,287	2,944,311
Redemptions	(2,312,398)	(19,381,646)	(2,841,526)	(23,901,260)
Net decrease	(1,857,710)	(15,571,126)	(2,257,294)	(18,979,351)
Class C
Subscriptions	3,187,235	25,874,771	149,813	1,264,512
Distributions reinvested	54,238	452,036	57,564	483,809
Redemptions	(505,039)	(4,215,649)	(888,267)	(7,484,301)
Net increase (decrease)	2,736,434	22,111,158	(680,890)	(5,735,980)
Class D
Subscriptions	20,719	174,982	31,924	269,498
Distributions reinvested	124,498	1,044,851	193,235	1,625,051
Redemptions	(4,537,960)	(37,216,842)	(2,649,214)	(22,354,841)
Net decrease	(4,392,743)	(35,997,009)	(2,424,055)	(20,460,292)
Class Z
Subscriptions	10,706,285	89,841,124	15,822,759	133,488,837
Distributions reinvested	1,881,496	15,747,576	2,520,423	21,202,881
Redemptions	(33,893,132)	(283,887,571)	(46,067,304)	(388,356,280)
Net decrease	(21,305,351)	(178,298,871)	(27,724,122)	(233,664,562)

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a fund share outstanding throughout each period is as follows:

									Period Ended		Period Ended
	Year Ended August 31,								August 31,		December 31,
Class A Shares	2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$18.89		$15.76		$13.04		$11.34		$10.05		$10.04
Income from Investment Operations:
Net investment income (loss) (c)	0.26		0.26		0.25		0.01		0.04		(0.02)
Net realized and unrealized gain on investments, foreign currency, foreign capital gains tax and written options	3.04		3.17		2.47		1.69		1.25		0.03
Total from investment operations	3.30		3.43		2.72		1.70		1.29		0.01
Less Distributions to Shareholders:
From net investment income	(0.29)		(0.13)		—	(d)	—		—		—
From net realized gains	(1.97)		(0.17)		—		—		—		—
Total distributions to shareholders	(2.26)		(0.30)		—	(d)	—		—		—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(c)(d)	—	(c)(d)	—	(c)(d)	—	(c)(d)	—		—
Net Asset Value, End of Period	$19.93		$18.89		$15.76		$13.04		$11.34		$10.05
Total return (e)	18.46	%(f)(g)	21.98	%(f)	20.89	%(f)	14.99	%(f)	12.84	%(h)	0.10	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.24%		1.19%		1.25%		1.72%		1.90	%(j)	1.86	%(j)
Interest expense	—	%(k)	—	%(k)	—		—		—		—
Net expenses (i)	1.24%		1.19%		1.25%		1.72%		1.90	%(j)	1.86	%(j)
Waiver/Reimbursement	0.10%		0.08%		0.09%		0.09%		—		—
Net investment income (loss) (i)	1.33%		1.49%		1.71%		0.10%		0.61	%(j)	(0.39	)%(j)
Portfolio turnover rate	65%		95%		66%		90%		43	%(h)	96%
Net assets, end of period (000's)	$297,149		$277,295		$71,270		$24,119		$21,664		$20,178

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,								Period Ended August 31,		Period Ended December 31,
Class B Shares	2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$18.44		$15.37		$12.81		$11.23		$10.02		$10.04
Income from Investment Operations:
Net investment income (loss) (c)	0.09		0.11		0.07		(0.09)		(0.03)		(0.05)
Net realized and unrealized gain on investments, foreign currency, foreign capital gains tax and written options	2.99		3.14		2.49		1.67		1.24		0.03
Total from investment operations	3.08		3.25		2.56		1.58		1.21		(0.02)
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.01)		—		—		—		—
From net realized gains	(1.97)		(0.17)		—		—		—		—
Total distributions to shareholders	(2.12)		(0.18)		—		—		—		—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(c)(d)	—	(c)(d)	—	(c)(d)	—	(c)(d)	—		—
Net Asset Value, End of Period	$19.40		$18.44		$15.37		$12.81		$11.23		$10.02
Total return (e)(f)	17.54	%(g)	21.30%		19.98%		14.07%		12.08	%(h)	(0.20	)%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.99%		1.94%		2.01%		2.50%		2.98	%(j)	3.64	%(j)
Interest expense	—	%(k)	—	%(k)	—		—		—		—
Net expenses (i)	1.99%		1.94%		2.01%		2.50%		2.98	%(j)	3.64	%(j)
Waiver/Reimbursement	0.10%		0.08%		0.10%		0.18%		0.11	%(j)	0.11	%(j)
Net investment income (loss) (i)	0.49%		0.62%		0.47%		(0.69)%		(0.47	)%(j)	(2.17	)%(j)
Portfolio turnover rate	65%		95%		66%		90%		43	%(h)	96%
Net assets, end of period (000's)	$29,925		$42,585		$12,026		$10,221		$10,316		$10,920

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,					Period Ended August 31,
Class C Shares	2007		2006		2005	2004 (a)
Net Asset Value, Beginning of Period	$18.51		$15.43		$12.86	$12.27
Income from Investment Operations:
Net investment income (loss) (b)	0.11		0.13		0.07	(0.01)
Net realized and unrealized gain on investments, foreign currency, foreign capital gains tax and written options	2.99		3.13		2.50	0.60
Total from investment operations	3.10		3.26		2.57	0.59
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.01)		—	—
From net realized gains	(1.97)		(0.17)		—	—
Total distributions to shareholders	(2.12)		(0.18)		—	—
Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—		—		—	—
Net Asset Value, End of Period	$19.49		$18.51		$15.43	$12.86
Total return (d)(e)	17.59	%(f)	21.28%		19.98%	4.81	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.99%		1.94%		2.01%	2.11	%(i)
Interest expense	—	%(j)	—	%(j)	—	—
Net expenses (h)	1.99%		1.94%		2.01%	2.11	%(i)
Waiver/Reimbursement	0.10%		0.08%		0.10%	0.35	%(i)
Net investment income (loss) (h)	0.57%		0.75%		0.46%	(0.05	)%(i)
Portfolio turnover rate	65%		95%		66%	90%
Net assets, end of period (000's)	$29,144		$27,806		$904	$632

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,								Period Ended August 31,		Year Ended December 31,
Class Z Shares	2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$19.03		$15.85		$13.14		$11.40		$10.05		$12.03
Income from Investment Operations:
Net investment income (loss) (c)	0.31		0.29		0.25		0.11		0.07		— (d)
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	3.06		3.23		2.53		1.67		1.27		(1.94)
Total from investment operations	3.37		3.52		2.78		1.78		1.34		(1.94)
Less Distributions to Shareholders:
From net investment income	(0.34)		(0.17)		(0.07)		(0.04)		—		(0.01)
From net realized gains	(1.97)		(0.17)		—		—		—		—
Return of capital	—		—		—		—		—		(0.03)
Total distributions to shareholders	(2.31)		(0.34)		(0.07)		(0.04)		—		(0.04)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(c)(d)	—	(c)(d)	—	(c)(d)	—	(c)(d)	0.01	(c)	—
Net Asset Value, End of Period	$20.09		$19.03		$15.85		$13.14		$11.40		$10.05
Total return (e)(f)	18.73	%(g)	22.45%		21.20%		15.65%		13.43	%(h)	(16.10)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	0.99%		0.94%		1.00%		1.10%		1.47	%(j)	1.49%
Interest expense	—	%(k)	—	%(k)	—		—		—		—
Net expenses (i)	0.99%		0.94%		1.00%		1.10%		1.47	%(j)	1.49%
Waiver/Reimbursement	0.10%		0.08%		0.10%		0.18%		0.12	%(j)	0.12%
Net investment income (loss) (i)	1.55%		1.63%		1.71%		0.81%		1.03	%(j)	(0.02)%
Portfolio turnover rate	65%		95%		66%		90%		43	%(h)	96%
Net assets, end of period (000's)	$1,011,212		$1,005,878		$964,495		$558,082		$248,718		$143,332

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,								Period Ended August 31,		Period Ended December 31,
Class A Shares	2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$24.01		$22.16		$16.99		$18.09		$14.77		$15.15
Income from Investment Operations:
Net investment income (loss) (c)	(0.01	)(d)	(0.10)		(0.15)		(0.23)		(0.14)		(0.02)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	4.97		2.26		5.32		(0.87)		3.46		(0.36)
Total from investment operations	4.96		2.16		5.17		(1.10)		3.32		(0.38)
Less Distributions to Shareholders:
From net realized gains	(1.46)		(0.31)		—		—		—		—
Net Asset Value, End of Period	$27.51		$24.01		$22.16		$16.99		$18.09		$14.77
Total return (e)	21.24%		9.76	%(f)	30.43	%(f)	(6.08	)%(f)	22.48	%(f)(g)	(2.51	)%(f)(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.17%		1.21%		1.23%		1.53%		1.60	%(i)	1.49	%(i)
Interest expense	—	%(j)	—		—	%(j)	—		—		—
Net expenses (h)	1.17%		1.21%		1.23%		1.53%		1.60	%(i)	1.49	%(i)
Waiver/Reimbursement	—		0.01%		0.05%		0.02%		0.01	%(i)	0.01	%(i)
Net investment loss (h)	(0.05)%		(0.43)%		(0.76)%		(1.21)%		(1.31	)%(i)	(1.22	)%(i)
Portfolio turnover rate	171%		67%		104%		139%		78	%(g)	88%
Net assets, end of period (000's)	$49,614		$12,654		$6,078		$4,432		$4,525		$1,180

(a)    The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,								Period Ended August 31,		Period Ended December 31,
Class B Shares	2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$23.32		$21.69		$16.75		$17.98		$14.76		$15.15
Income from Investment Operations:
Net investment loss (c)	(0.20	)(d)	(0.28)		(0.30)		(0.36)		(0.22)		(0.04)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	4.81		2.22		5.24		(0.87)		3.44		(0.35)
Total from investment operations	4.61		1.94		4.94		(1.23)		3.22		(0.39)
Less Distributions to Shareholders:
From net realized gains	(1.46)		(0.31)		—		—		—		—
Net Asset Value, End of Period	$26.47		$23.32		$21.69		$16.75		$17.98		$14.76
Total return (e)	20.33%		8.95	%(f)	29.49	%(f)	(6.84	)%(f)	21.82	%(f)(g)	(2.57	)%(f)(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.92%		1.96%		1.98%		2.29%		2.36	%(i)	2.32	%(i)
Interest expense	—	%(j)	—		—	%(j)	—		—		—
Net expenses (h)	1.92%		1.96%		1.98%		2.29%		2.36	%(i)	2.32	%(i)
Waiver/Reimbursement	—		0.01%		0.05%		0.10%		0.12	%(i)	0.12	%(i)
Net investment loss (h)	(0.79)%		(1.19)%		(1.51)%		(1.97)%		(2.06	)%(i)	(2.05	)%(i)
Portfolio turnover rate	171%		67%		104%		139%		78	%(g)	88%
Net assets, end of period (000's)	$19,472		$7,452		$6,377		$5,079		$4,242		$3,383

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,						Period Ended August 31,
Class C Shares	2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$23.37		$21.74		$16.79		$17.88
Income from Investment Operations:
Net investment loss (b)	(0.21	)(c)	(0.28)		(0.30)		(0.30)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	4.83		2.22		5.25		(0.79)
Total from investment operations	4.62		1.94		4.95		(1.09)
Less Distributions to Shareholders:
From net realized gains	(1.46)		(0.31)		—		—
Net Asset Value, End of Period	$26.53		$23.37		$21.74		$16.79
Total return (d)	20.33%		8.93	%(e)	29.48	%(e)	(6.10	)%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.92%		1.96%		1.98%		2.18	%(h)
Interest expense	—	%(i)	—		—	%(i)	—
Net expenses (g)	1.92%		1.96%		1.98%		2.18	%(h)
Waiver/Reimbursement	—		0.01%		0.05%		0.08	%(h)
Net investment loss (g)	(0.81)%		(1.16)%		(1.52)%		(1.83	)%(h)
Portfolio turnover rate	171%		67%		104%		139%
Net assets, end of period (000's)	$8,237		$2,454		$674		$501

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a fund share outstanding throughout each period is as follows:

Class R Shares	Year Ended August 31, 2007		Period Ended August 31, 2006 (a)
Net Asset Value, Beginning of Period	$23.97		$24.44
Income from Investment Operations:
Net investment loss (b)	(0.15	)(c)	(0.10)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	5.03		(0.37)
Total from investment operations	4.88		(0.47)
Less Distributions to Shareholders:
From net realized gains	(1.46)		—
Net Asset Value, End of Period	$27.39		$23.97
Total return (d)	20.93%		(1.92	)%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.42%		1.47	%(g)
Interest expense	—	%(h)	—
Net expenses (f)	1.42%		1.47	%(g)
Net investment loss (f)	(0.57)%		(0.66	)%(g)
Portfolio turnover rate	171%		67%
Net assets, end of period (000's)	$908		$57

(a)  Class R shares were initially offered on January 23, 2006. Total return reflects activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,								Period Ended August 31,		Period Ended December 31,
Class T Shares	2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$24.04		$22.20		$17.03		$18.12		$14.79		$15.15
Income from Investment Operations:
Net investment loss (c)	(0.03	)(d)	(0.12)		(0.16)		(0.22)		(0.12)		(0.02)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	4.98		2.27		5.33		(0.87)		3.45		(0.34)
Total from investment operations	4.95		2.15		5.17		(1.09)		3.33		(0.36)
Less Distributions to Shareholders:
From net realized gains	(1.46)		(0.31)		—		—		—		—
Net Asset Value, End of Period	$27.53		$24.04		$22.20		$17.03		$18.12		$14.79
Total return (e)	21.17%		9.70	%(f)	30.36	%(f)	(6.02	)%(f)	22.52	%(g)	(2.38	)%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.22%		1.26%		1.28%		1.50%		1.46	%(i)	1.45	%(i)
Interest expense	—	%(j)	—		—	%(j)	—		—		—
Net expenses (h)	1.22%		1.26%		1.28%		1.50%		1.46	%(i)	1.45	%(i)
Waiver/Reimbursement	—		0.01%		0.05%		0.01%		—		—
Net investment loss (h)	(0.10)%		(0.50)%		(0.82)%		(1.19)%		(1.16	)%(i)	(1.18	)%(i)
Portfolio turnover rate	171%		67%		104%		139%		78	%(g)	88%
Net assets, end of period (000's)	$29,282		$27,101		$27,969		$25,236		$29,920		$25,966

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class T shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,								Period Ended August 31,		Year Ended December 31,
Class Z Shares	2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$24.35		$22.41		$17.14		$18.17		$14.79		$19.60
Income from Investment Operations:
Net investment income (loss) (c)	0.05	(d)	(0.05)		(0.10)		(0.14)		(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	5.04		2.30		5.37		(0.89)		3.46		(4.68)
Total from investment operations	5.09		2.25		5.27		(1.03)		3.38		(4.81)
Less Distributions to Shareholders:
From net investment income	(0.05)		—		—		—		—		—
From net realized gains	(1.46)		(0.31)		—		—		—		—
Total distributions to shareholders	(1.51)		(0.31)		—		—		—		—
Net Asset Value, End of Period	$27.93		$24.35		$22.41		$17.14		$18.17		$14.79
Total return (e)	21.49%		10.06	%(f)	30.75	%(f)	(5.67	)%(f)	22.85	%(f)(g)	(24.54	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.92%		0.96%		0.98%		1.07%		1.09	%(i)	1.12%
Interest expense	—	%(j)	—		—	%(j)	—		—		—
Net expenses (h)	0.92%		0.96%		0.98%		1.07%		1.09	%(i)	1.12%
Waiver/Reimbursement	—		0.01%		0.05%		0.05%		0.05	%(i)	0.05%
Net investment income (loss) (h)	0.20%		(0.20)%		(0.52)%		(0.75)%		(0.80	)%(i)	(0.85)%
Portfolio turnover rate	171%		67%		104%		139%		78	%(g)	88%
Net assets, end of period (000's)	$1,452,707		$807,089		$799,505		$825,988		$998,943		$807,342

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a fund share outstanding throughout each period is as follows:

Class A Shares	Year Ended August 31, 2007	Period Ended August 31, 2006 (a)
Net Asset Value, Beginning of Period	$30.29	$27.47
Income from Investment Operations:
Net investment loss (b)	(0.25)	(0.30)
Net realized and unrealized gain on investments, foreign currency and written options	6.38	4.01
Total from investment operations	6.13	3.71
Less Distributions to Shareholders:
From net realized gains	(4.73)	(0.89)
Net Asset Value, End of Period	$31.69	$30.29
Total return (c)	21.96%	13.73	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.40%	1.46	%(f)
Interest expense (g)	—%	—	%(f)
Net expenses (e)	1.40%	1.46	%(f)
Net investment loss (e)	(0.82)%	(1.15	)%(f)
Portfolio turnover rate	151%	109%
Net assets, end of period (000's)	$18,430	$2,836

(a)  Class A shares were initially offered November 1, 2005.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent defered sales charge.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a fund share outstanding throughout each period is as follows:

Class B Shares	Year Ended August 31, 2007	Period Ended August 31, 2006 (a)
Net Asset Value, Beginning of Period	$30.14	$27.47
Income from Investment Operations:
Net investment loss (b)	(0.48)	(0.50)
Net realized and unrealized gain on investments, foreign currency and written options	6.33	4.06
Total from investment operations	5.85	3.56
Less Distributions to Shareholders:
From net realized gains	(4.73)	(0.89)
Net Asset Value, End of Period	$31.26	$30.14
Total return (c)	21.05%	13.17	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	2.15%	2.21	%(f)
Interest expense (g)	—%	—	%(f)
Net expenses (e)	2.15%	2.21	%(f)
Net investment loss (e)	(1.57)%	(1.92	)%(f)
Portfolio turnover rate	151%	109%
Net assets, end of period (000's)	$1,254	$521

(a)  Class B shares were initially offered November 1, 2005.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a fund share outstanding throughout each period is as follows:

Class C Shares	Year Ended August 31, 2007	Period Ended August 31, 2006 (a)
Net Asset Value, Beginning of Period	$30.14	$27.47
Income from Investment Operations:
Net investment loss (b)	(0.48)	(0.49)
Net realized and unrealized gain on investments, foreign currency and written options	6.32	4.05
Total from investment operations	5.84	3.56
Less Distributions to Shareholders:
From net realized gains	(4.73)	(0.89)
Net Asset Value, End of Period	$31.25	$30.14
Total return (c)	21.02%	13.17	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	2.15%	2.21	%(f)
Interest expense (g)	—%	—	%(f)
Net expenses (e)	2.15%	2.21	%(f)
Net investment loss (e)	(1.56)%	(1.92	)%(f)
Portfolio turnover rate	151%	109%
Net assets, end of period (000's)	$2,303	$427

(a)  Class C shares were initially offered November 1, 2005.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,							Period Ended August 31,		Year Ended December 31,
Class Z Shares	2007		2006		2005		2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$30.36		$27.80		$21.32		$21.62	$16.30		$22.20
Income from Investment Operations:
Net investment loss (c)	(0.18)		(0.29)		(0.24)		(0.24)	(0.13)		(0.17)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	6.41		3.74		6.72		(0.06)	5.45		(5.73)
Total from investment operations	6.23		3.45		6.48		(0.30)	5.32		(5.90)
Less Distributions to Shareholders:
From net investment income	—	(d)	—		—		—	—		—
From net realized gains	(4.73)		(0.89)		—		—	—		—
Total distributions to shareholders	(4.73)		(0.89)		—		—	—		—
Net Asset Value, End of Period	$31.86		$30.36		$27.80		$21.32	$21.62		$16.30
Total return (e)	22.28%		12.64	%(f)	30.39	%(g)	(1.39)%	32.64	%(h)	(26.58)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.15%		1.20%		1.16%		1.18%	1.28	%(j)	1.24%
Interest expense	—	%(k)	—	%(k)	—	%(k)	—	—		—
Net expenses (i)	1.15%		1.20%		1.16%		1.18%	1.28	%(j)	1.24%
Waiver/Reimbursement	—		—	%(k)	—		—	—		—
Net investment loss (i)	(0.59)%		(0.96)%		(0.99)%		(1.01)%	(1.09	)%(j)	(0.90)%
Portfolio turnover rate	151%		109%		114%		118%	79	%(h)	109%
Net assets, end of period (000's)	$220,887		$193,493		$214,659		$543,016	$637,616		$493,031

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of its expenses, total return would have been reduced.

(g)  Total return includes a reimbursement of loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,						Period Ended August 31,		Period Ended December 31,
Class A Shares	2007		2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$29.07		$27.84		$25.59	$21.04	$17.80		$17.01
Income from Investment Operations:
Net investment income (c)	0.22		0.39		0.79 (d)	0.77	0.36	(e)	0.26
Net realized and unrealized gain on investments	1.24		4.90		4.73	4.67	3.11	(e)	0.78
Total from investment operations	1.46		5.29		5.52	5.44	3.47		1.04
Less Distributions to Shareholders:
From net investment income	(0.33)		(0.78)		(0.75)	(0.70)	(0.23)		(0.25)
From net realized gains	(9.48)		(3.28)		(2.52)	(0.19)	—		—
Total distributions to shareholders	(9.81)		(4.06)		(3.27)	(0.89)	(0.23)		(0.25)
Net Asset Value, End of Period	$20.72		$29.07		$27.84	$25.59	$21.04		$17.80
Total return (f)	1.72%		21.66%		22.65%	26.42%	19.62	%(g)	6.10	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.21%		1.19%		1.18%	1.20%	1.55	%(i)	1.43	%(i)
Interest expense	—	%(j)	—	%(j)	—	—	—		—
Net expenses (h)	1.21%		1.19%		1.18%	1.20%	1.55	%(i)	1.43	%(i)
Net investment income (h)	0.84%		1.45%		2.98%	3.27%	2.70	%(e)(i)	4.81	%(i)
Portfolio turnover rate	67%		10%		10%	28%	33	%(g)	53%
Net assets, end of period (000's)	$31,069		$44,685		$45,756	$32,703	$12,364		$905

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(e)  Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 3.12% to 2.70%. Per share data and ratios for the period prior to August 31, 2003 have not been restated to reflect this change in policy.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,						Period Ended August 31,		Period Ended December 31,
Class B Shares	2007		2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$29.09		$27.85		$25.60	$21.03	$17.82		$17.01
Income from Investment Operations:
Net investment income (c)	0.03		0.19		0.60 (d)	0.58	0.24	(e)	0.22
Net realized and unrealized gain on investments	1.24		4.90		4.73	4.70	3.12	(e)	0.81
Total from investment operations	1.27		5.09		5.33	5.28	3.36		1.03
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.57)		(0.56)	(0.52)	(0.15)		(0.22)
From net realized gains	(9.48)		(3.28)		(2.52)	(0.19)	—		—
Total distributions to shareholders	(9.60)		(3.85)		(3.08)	(0.71)	(0.15)		(0.22)
Net Asset Value, End of Period	$20.76		$29.09		$27.85	$25.60	$21.03		$17.82
Total return (f)	0.99%		20.78%		21.74%	25.53%	18.97	%(g)	6.09	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.96%		1.94%		1.93%	1.98%	2.37	%(i)	2.18	%(i)
Interest expense	—	%(j)	—	%(j)	—	—	—		—
Net expenses (h)	1.96%		1.94%		1.93%	1.98%	2.37	%(i)	2.18	%(i)
Net investment income (h)	0.10%		0.72%		2.26%	2.47%	1.86	%(e)(i)	4.06	%(i)
Portfolio turnover rate	67%		10%		10%	28%	33	%(g)	53%
Net assets, end of period (000's)	$9,663		$13,309		$14,393	$11,234	$4,776		$1,074

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(e)  Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 2.28% to 1.86%. Per share data and ratios for the period prior to August 31, 2003 have not been restated to reflect this change in policy.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,					Period Ended August 31,
Class C Shares	2007		2006		2005	2004 (a)
Net Asset Value, Beginning of Period	$29.06		$27.83		$25.58	$21.99
Income from Investment Operations:
Net investment income (b)	0.03		0.18		0.55 (c)	0.41
Net realized and unrealized gain on investments	1.23		4.90		4.78	3.72
Total from investment operations	1.26		5.08		5.33	4.13
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.57)		(0.56)	(0.35)
From net realized gains	(9.48)		(3.28)		(2.52)	(0.19)
Total distributions to shareholders	(9.60)		(3.85)		(3.08)	(0.54)
Net Asset Value, End of Period	$20.72		$29.06		$27.83	$25.58
Total return (d)	0.94%		20.75%		21.75%	18.99	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.96%		1.94%		1.93%	1.95	%(g)
Interest expense	—	%(h)	—	%(h)	—	—
Net expenses (f)	1.96%		1.94%		1.93%	1.95	%(g)
Net investment income (f)	0.11%		0.66%		2.08%	1.93	%(g)
Portfolio turnover rate	67%		10%		10%	28%
Net assets, end of period (000's)	$8,263		$5,486		$4,821	$2,404

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,						Period Ended August 31,		Year Ended December 31,
Class Z Shares	2007		2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$29.10		$27.86		$25.60	$21.06	$17.81		$18.04
Income from Investment Operations:
Net investment income (c)	0.29		0.48		0.90 (d)	0.88	0.39	(e)	0.82
Net realized and unrealized gain (loss) on investments	1.22		4.88		4.70	4.62	3.14	(e)	(0.25)
Total from investment operations	1.51		5.36		5.60	5.50	3.53		0.57
Less Distributions to Shareholders:
From net investment income	(0.39)		(0.84)		(0.82)	(0.77)	(0.28)		(0.71)
From net realized gains	(9.48)		(3.28)		(2.52)	(0.19)	—		(0.09)
Total distributions to shareholders	(9.87)		(4.12)		(3.34)	(0.96)	(0.28)		(0.80)
Net Asset Value, End of Period	$20.74		$29.10		$27.86	$25.60	$21.06		$17.81
Total return (f)	1.95%		21.99%		22.99%	26.72%	20.01	%(g)	3.12%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.96%		0.94%		0.93%	0.97%	1.08	%(i)	0.94%
Interest expense	—	%(j)	—	%(j)	—	—	—		—
Net expenses (h)	0.96%		0.94%		0.93%	0.97%	1.08	%(i)	0.94%
Net investment income (h)	1.10%		1.78%		3.40%	3.78%	3.09	%(e)(i)	5.30%
Portfolio turnover rate	67%		10%		10%	28%	33	%(g)	53%
Net assets, end of period (000's)	$377,388		$578,899		$758,147	$872,924	$884,747		$774,646

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(e)  Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 3.51% to 3.09%. Per share data and ratios for the period prior to August 31, 2003 have not been restated to reflect this change in policy.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,								Period Ended August 31,		Period Ended December 31,
Class A Shares	2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$9.33		$8.77		$6.50		$5.91		$3.79		$3.82
Income from Investment Operations:
Net investment loss (c)	(0.10)		(0.09)		(0.04)		(0.11)		(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency and written options	2.39		1.21		2.31		0.70		2.16		(0.02)
Total from investment operations	2.29		1.12		2.27		0.59		2.12		(0.03)
Less Distributions to Shareholders:
From net realized gains	—		(0.56)		—		—		—		—
Net Asset Value, End of Period	$11.62		$9.33		$8.77		$6.50		$5.91		$3.79
Total return (d)	24.54%		12.78	%(e)	34.92	%(e)	9.98	%(e)	55.94	%(e)(f)	(0.79	)%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.46%		1.45%		1.85%		1.90%		1.90	%(h)	1.76	%(h)
Interest expense	—	%(i)	—	%(i)	—		—		—		—
Net expenses (g)	1.46%		1.45%		1.85%		1.90%		1.90	%(h)	1.76	%(h)
Waiver/Reimbursement	—		—	%(i)	0.06%		0.53%		3.06	%(h)	1.24	%(h)
Net investment loss (g)	(0.96)%		(0.95)%		(1.47)%		(1.51)%		(1.35	)%(h)	(1.35	)%(h)
Portfolio turnover rate	210%		350%		328%		488%		523	%(f)	512%
Net assets, end of period (000's)	$109,541		$75,996		$14,696		$2,818		$376		$1

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,								Period Ended August 31,		Period Ended December 31,
Class B Shares	2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$9.10		$8.57		$6.40		$5.86		$3.78		$3.82
Income from Investment Operations:
Net investment loss (c)	(0.17)		(0.16)		(0.17)		(0.16)		(0.07)		(0.01)
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency and written options	2.32		1.19		2.34		0.70		2.15		(0.03)
Total from investment operations	2.15		1.03		2.17		0.54		2.08		(0.04)
Less Distributions to Shareholders:
From net realized gains	—		(0.50)		—		—		—		—
Net Asset Value, End of Period	$11.25		$9.10		$8.57		$6.40		$5.86		$3.78
Total return (d)	23.63%		11.98	%(e)	33.91	%(e)	9.22	%(e)	55.03	%(e)(f)	(1.05	)%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.21%		2.20%		2.60%		2.65%		2.65	%(h)	2.51	%(h)
Interest expense	—	%(i)	—	%(i)	—		—		—		—
Net expenses (g)	2.21%		2.20%		2.60%		2.65%		2.65	%(h)	2.51	%(h)
Waiver/Reimbursement	—		—	%(i)	0.06%		0.48%		2.40	%(h)	1.24	%(h)
Net investment loss (g)	(1.70)%		(1.70)%		(2.29)%		(2.30)%		(2.11	)%(h)	(2.10	)%(h)
Portfolio turnover rate	210%		350%		328%		488%		523	%(f)	512%
Net assets, end of period (000's)	$10,580		$7,823		$3,183		$2,200		$1,246		$7

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,						Period Ended August 31,
Class C Shares	2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$9.12		$8.59		$6.41		$6.48
Income from Investment Operations:
Net investment loss (b)	(0.17)		(0.16)		(0.17)		(0.14)
Net realized and unrealized gain on investments, futures contracts, foreign currency and written options	2.32		1.19		2.35		0.07
Total from investment operations	2.15		1.03		2.18		(0.07)
Less Distributions to Shareholders:
From net realized gains	—		(0.50)		—		—
Net Asset Value, End of Period	$11.27		$9.12		$8.59		$6.41
Total return (c)	23.57%		11.95	%(d)	34.01	%(d)	(1.08	)%(d)(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	2.21%		2.20%		2.60%		2.65	%(g)
Interest expense	—	%(h)	—	%(h)	—		—
Net expenses (f)	2.21%		2.20%		2.60%		2.65	%(g)
Waiver/Reimbursement	—		—	%(h)	0.06%		0.68	%(g)
Net investment loss (f)	(1.70)%		(1.70)%		(2.23)%		(2.18	)%(g)
Portfolio turnover rate	210%		350%		328%		488%
Net assets, end of period (000's)	$36,325		$21,018		$1,972		$488

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using the average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Not annualized.

(f) The benefits derived from expense reductions had an impact of less than 0.01%.

(g) Annualized.

(h) Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,								Period Ended August 31,		Year Ended December 31,
Class Z Shares	2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$9.43		$8.86		$6.55		$5.93		$3.79		$6.13
Income from Investment Operations:
Net investment loss (c)	(0.08)		(0.07)		(0.10)		(0.09)		(0.04)		(0.06)
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency and written options	2.43		1.22		2.41		0.71		2.18		(2.28)
Total from investment operations	2.35		1.15		2.31		0.62		2.14		(2.34)
Less Distributions to Shareholders:
From net realized gains	—		(0.58)		—		—		—		—
Net Asset Value, End of Period	$11.78		$9.43		$8.86		$6.55		$5.93		$3.79
Total return (d)	24.92%		13.01	%(e)	35.27	%(e)	10.46	%(e)	56.46	%(e)(f)	(38.17	)%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.21%		1.20%		1.60%		1.65%		1.65	%(h)	1.65%
Interest expense	—	%(i)	—	%(i)	—		—		—		—
Net expenses (g)	1.21%		1.20%		1.60%		1.65%		1.65	%(h)	1.65%
Waiver/Reimbursement	—		—	%(i)	0.06%		0.53%		2.73	%(h)	1.33%
Net investment income (loss) (g)	(0.70)%		(0.71)%		(1.29)%		(1.30)%		(1.19	)%(h)	(1.24)%
Portfolio turnover rate	210%		350%		328%		488%		523	%(f)	512%
Net assets, end of period (000's)	$137,420		$70,767		$40,947		$30,268		$19,663		$8,055

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,								Period Ended August 31,		Period Ended December 31,
Class A Shares	2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$21.22		$21.21		$18.37		$15.95		$13.13		$12.72
Income from Investment Operations:
Net investment income (c)	0.07		0.13		0.01		0.03		0.06		0.01
Net realized and unrealized gain on investments and foreign currency	2.97		1.54		3.08		2.46		2.76		0.40
Total from investment operations	3.04		1.67		3.09		2.49		2.82		0.41
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.14)		(0.03)		(0.07)		—		—
From net realized gains	(2.68)		(1.52)		(0.22)		—		—		—
Total distributions to shareholders	(2.78)		(1.66)		(0.25)		(0.07)		—		—
Net Asset Value, End of Period	$21.48		$21.22		$21.21		$18.37		$15.95		$13.13
Total return (d)	16.33	%(e)	8.26	%(e)	16.88	%(e)	15.64	%(e)	21.48	%(f)	3.22	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.23	%(g)	1.24	%(h)	1.24	%(h)	1.27	%(h)	1.30	%(h)(i)	1.21	%(h)(i)
Waiver/Reimbursement	0.02%		0.01%		0.03%		0.01%		—		—
Net investment income	0.36	%(g)	0.65	%(h)	0.64	%(h)	0.19	%(h)	0.60	%(h)(i)	0.64	%(h)(i)
Portfolio turnover rate	139%		82%		80%		106%		68	%(f)	188%
Net assets, end of period (000's)	$255,743		$170,201		$169,340		$99,608		$60,112		$53,526

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefit derived from expense reductions had an impact of 0.06%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,								Period Ended August 31,		Period Ended December 31,
Class B Shares	2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$20.81		$20.84		$18.17		$15.82		$13.10		$12.72
Income from Investment Operations:
Net investment loss (c)	(0.08)		(0.02)		—	(d)	(0.10)		(0.03)		(0.01)
Net realized and unrealized gain on
investments and foreign currency	2.91		1.51		2.89		2.45		2.75		0.39
Total from investment operations	2.83		1.49		2.89		2.35		2.72		0.38
Less Distributions to Shareholders:
From net realized gains	(2.68)		(1.52)		(0.22)		—		—		—
Net Asset Value, End of Period	$20.96		$20.81		$20.84		$18.17		$15.82		$13.10
Total return (e)(f)	15.50%		7.47%		15.97%		14.85%		20.76	%(g)	2.99	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.98	%(h)	1.99	%(i)	1.99	%(i)	2.02	%(i)	2.22	%(i)(j)	2.36	%(i)(j)
Waiver/Reimbursement	0.02%		0.01%		0.03%		0.14%		0.23	%(j)	0.23	%(j)
Net investment loss	(0.39	)%(h)	(0.10	)%(i)	(0.09	)%(i)	(0.57	)%(i)	(0.33	)%(i)(j)	(0.51	)%(i)(j)
Portfolio turnover rate	139%		82%		80%		106%		68	%(g)	188%
Net assets, end of period (000's)	$53,965		$51,446		$49,318		$22,071		$3,398		$2,350

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of 0.06%.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,						Period Ended August 31,
Class C Shares	2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$20.82		$20.85		$18.18		$16.42
Income from Investment Operations:
Net investment loss (b)	(0.08)		(0.02)		—	(c)	(0.09)
Net realized and unrealized gain on investments and foreign currency	2.90		1.51		2.89		1.85
Total from investment operations	2.82		1.49		2.89		1.76
Less Distributions to Shareholders:
From net realized gains	(2.68)		(1.52)		(0.22)		—
Net Asset Value, End of Period	$20.96		$20.82		$20.85		$18.18
Total return (d)(e)	15.43%		7.46%		15.96%		10.72	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.98	%(g)	1.99	%(h)	1.99	%(h)	2.05	%(h)(i)
Waiver/Reimbursement	0.02%		0.01%		0.03%		0.07	%(h)
Net investment income	(0.40	)%(g)	(0.10	)%(h)	(0.09	)%(h)	(0.57	)%(h)(i)
Portfolio turnover rate	139%		82%		80%		106%
Net assets, end of period (000's)	$44,682		$43,881		$39,253		$14,821

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of 0.06%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,								Period Ended August 31,		Year Ended December 31,
Class Z Shares	2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$21.28		$21.27		$18.42		$15.98		$13.14		$14.52
Income from Investment Operations:
Net investment income	0.13	(c)	0.18	(c)	0.01	(c)	0.08	(c)	0.08	(c)	0.10	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	2.96		1.54		3.13		2.47		2.76		(1.35)
Total from investment operations	3.09		1.72		3.14		2.55		2.84		(1.25)
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.19)		(0.07)		(0.11)		—		(0.11)
From net realized gains	(2.68)		(1.52)		(0.22)		—		—		(0.02)
Total distributions to shareholders	(2.84)		(1.71)		(0.29)		(0.11)		—		(0.13)
Net Asset Value, End of Period	$21.53		$21.28		$21.27		$18.42		$15.98		$13.14
Total return (d)	16.62	%(e)	8.50	%(e)	17.16	%(e)	15.98	%(e)	21.61	%(e)(f)	(8.56	)%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	0.98	%(g)	0.99	%(h)	0.99	%(h)	1.02	%(h)	1.08	%(h)(i)	1.23	%(h)
Waiver/Reimbursement	0.02%		0.01%		0.03%		0.03%		0.03	%(i)	0.03%
Net investment income	0.63	%(g)	0.89	%(h)	0.86	%(h)	0.44	%(h)	0.82	%(h)(i)	0.62	%(h)
Portfolio turnover rate	139%		82%		80%		106%		68	%(f)	188%
Net assets, end of period (000's)	$859,142		$179,027		$267,380		$272,178		$227,454		$209,610

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of 0.06%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,					Period Ended August 31,		Period Ended December 31,
Class A Shares	2007	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$22.51	$21.75		$19.86	$19.18	$17.52		$17.58
Income from Investment Operations:
Net investment income (c)	0.48	0.38		0.02 (d)	0.29	0.16		0.03
Net realized and unrealized gain on investments and futures contracts	2.26	0.78		2.28	0.67	1.64		—	(e)
Total from investment operations	2.74	1.16		2.30	0.96	1.80		0.03
Less Distributions to Shareholders:
From net investment income	(0.48)	(0.40)		(0.41)	(0.28)	(0.14)		(0.09)
Net Asset Value, End of Period	$24.77	$22.51		$21.75	$19.86	$19.18		$17.52
Total return (f)	12.26%	5.40	%(g)	11.72%	4.99%	10.35	%(h)	0.19	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.02%	0.98%		1.02%	1.02%	1.42	%(j)	1.17	%(j)
Interest expense	—	—	%(k)	—	—	—		—
Net expenses (i)	1.02%	0.98%		1.02%	1.02%	1.42	%(j)	1.17	%(j)
Waiver/Reimbursement	—	0.01%		—	—	—		—
Net investment income (i)	1.98%	1.71%		1.80%	1.45%	1.32	%(j)	2.03	%(j)
Portfolio turnover rate	78%	59%		63%	158%	110	%(h)	98%
Net assets, end of period (000's)	$6,582	$4,137		$3,378	$2,577	$670		$146

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,					Period Ended August 31,		Period Ended December 31,
Class B Shares	2007	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$22.47	$21.72		$19.83	$19.16	$17.52		$17.58
Income from Investment Operations:
Net investment income (c)	0.29	0.21		0.01 (d)	0.14	0.07		0.02
Net realized and unrealized gain (loss) on investments and futures contracts	2.27	0.78		2.14	0.66	1.65		(0.01)
Total from investment operations	2.56	0.99		2.15	0.80	1.72		0.01
Less Distributions to Shareholders:
From net investment income	(0.30)	(0.24)		(0.26)	(0.13)	(0.08)		(0.07)
Net Asset Value, End of Period	$24.73	$22.47		$21.72	$19.83	$19.16		$17.52
Total return (e)	11.45%	4.57	%(f)	10.91%	4.17%	9.83	%(g)	0.06	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.77%	1.73%		1.77%	1.77%	2.17	%(i)	1.92	%(i)
Interest expense	—	—	%(j)	—	—	—		—
Net expenses (h)	1.77%	1.73%		1.77%	1.77%	2.17	%(i)	1.92	%(i)
Waiver/Reimbursement	—	0.01%		—	—	—		—
Net investment income (h)	1.20%	0.95%		1.07%	0.71%	0.59	%(i)	1.28	%(i)
Portfolio turnover rate	78%	59%		63%	158%	110	%(g)	98%
Net assets, end of period (000's)	$6,955	$7,213		$8,149	$7,286	$3,349		$608

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,				Period Ended August 31,
Class C Shares	2007	2006		2005	2004 (a)
Net Asset Value, Beginning of Period	$22.48	$21.72		$19.83	$19.59
Income from Investment Operations:
Net investment income (b)	0.29	0.21		0.01 (c)	0.13
Net realized and unrealized gain on investments and futures contracts	2.26	0.79		2.14	0.23
Total from investment operations	2.55	1.00		2.15	0.36
Less Distributions to Shareholders:
From net investment income	(0.30)	(0.24)		(0.26)	(0.12)
Net Asset Value, End of Period	$24.73	$22.48		$21.72	$19.83
Total return (d)	11.40%	4.62	%(e)	10.91%	1.82	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.77%	1.73%		1.77%	1.80	%(h)
Interest expense	—	—	%(i)	—	—
Net expenses (g)	1.77%	1.73%		1.77%	1.80	%(h)
Waiver/Reimbursement	—	0.01%		—	—
Net investment income (g)	1.20%	0.98%		1.06%	0.72	%(h)
Portfolio turnover rate	78%	59%		63%	158%
Net assets, end of period (000's)	$1,887	$1,491		$952	$730

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,					Period Ended August 31,		Year Ended December 31,
Class Z Shares	2007	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$22.50	$21.74		$19.84	$19.19	$17.51		$20.67
Income from Investment Operations:
Net investment income (c)	0.53	0.43		0.01 (d)	0.35	0.24		0.47
Net realized and unrealized gain (loss) on investments and futures contracts	2.26	0.79		2.36	0.66	1.64		(3.13)
Total from investment operations	2.79	1.22		2.37	1.01	1.88		(2.66)
Less Distributions to Shareholders:
From net investment income	(0.54)	(0.46)		(0.47)	(0.36)	(0.20)		(0.50)
Net Asset Value, End of Period	$24.75	$22.50		$21.74	$19.84	$19.19		$17.51
Total return (e)	12.49%	5.66	%(f)	12.06%	5.27%	10.81	%(g)	(12.97)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.77%	0.73%		0.77%	0.77%	0.77	%(i)	0.70%
Interest expense	—	—	%(j)	—	—	—		—
Net expenses (h)	0.77%	0.73%		0.77%	0.77%	0.77	%(i)	0.70%
Waiver/Reimbursement	—	0.01%		—	—	—		—
Net investment income (h)	2.19%	1.94%		2.11%	1.73%	2.03	%(i)	2.50%
Portfolio turnover rate	78%	59%		63%	158%	110	%(g)	98%
Net assets, end of period (000's)	$196,615	$226,694		$301,109	$483,746	$640,402		$668,290

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,					Period Ended August 31,		Period Ended December 31,
Class A Shares	2007	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$12.24	$12.45		$12.45	$12.25	$12.50		$12.52
Income from Investment Operations:
Net investment income (c)	0.46	0.45		0.46	0.46	0.29		0.08
Net realized and unrealized gain (loss) on investments	(0.23)	(0.20)		0.03	0.34	(0.22)		0.07
Total from investment operations	0.23	0.25		0.49	0.80	0.07		0.15
Less Distributions to Shareholders:
From net investment income	(0.45)	(0.46)		(0.45)	(0.46)	(0.31)		(0.08)
From net realized gains	—	—		(0.04)	(0.14)	(0.01)		(0.09)
Total distributions to shareholders	(0.45)	(0.46)		(0.49)	(0.60)	(0.32)		(0.17)
Net Asset Value, End of Period	$12.02	$12.24		$12.45	$12.45	$12.25		$12.50
Total return (d)	1.92%	2.05	%(e)	4.05%	6.68%	0.56	%(f)	1.19	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.88%	0.89%		0.89%	0.92%	1.16	%(h)	0.92	%(h)
Waiver/Reimbursement	—	—	%(i)	—	—	—		—
Net investment income (g)	3.73%	3.72%		3.71%	3.73%	3.52	%(h)	4.11	%(h)
Portfolio turnover rate	16%	2%		9%	11%	10	%(f)	21%
Net assets, end of period (000's)	$5,519	$6,507		$4,300	$3,680	$2,138		$477

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,					Period Ended August 31,		Period Ended December 31,
Class B Shares	2007	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$12.24	$12.45		$12.45	$12.25	$12.50		$12.52
Income from Investment Operations:
Net investment income (c)	0.36	0.37		0.37	0.37	0.24		0.06
Net realized and unrealized gain (loss) on investments	(0.22)	(0.22)		0.03	0.34	(0.23)		0.08
Total from investment operations	0.14	0.15		0.40	0.71	0.01		0.14
Less Distributions to Shareholders:
From net investment income	(0.36)	(0.36)		(0.36)	(0.37)	(0.25)		(0.07)
From net realized gains	—	—		(0.04)	(0.14)	(0.01)		(0.09)
Total distributions to shareholders	(0.36)	(0.36)		(0.40)	(0.51)	(0.26)		(0.16)
Net Asset Value, End of Period	$12.02	$12.24		$12.45	$12.45	$12.25		$12.50
Total return (d)	1.16%	1.29	%(e)	3.26%	5.87%	0.05	%(f)	1.10	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.63%	1.64%		1.64%	1.68%	1.86	%(h)	1.67	%(h)
Waiver/Reimbursement	—	—	%(i)	—	—	—		—
Net investment income (g)	2.98%	3.00%		2.96%	2.97%	2.83	%(h)	3.36	%(h)
Portfolio turnover rate	16%	2%		9%	11%	10	%(f)	21%
Net assets, end of period (000's)	$842	$913		$1,226	$1,190	$999		$373

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,			Period Ended August 31,
Class C Shares	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$12.24	$12.45	$12.45	$12.42
Income from Investment Operations:
Net investment income (b)	0.40	0.41	0.41	0.36
Net realized and unrealized gain (loss) on investments	(0.21)	(0.21)	0.03	0.18
Total from investment operations	0.19	0.20	0.44	0.54
Less Distributions to Shareholders:
From net investment income	(0.41)	(0.41)	(0.40)	(0.37)
From net realized gains	—	—	(0.04)	(0.14)
Total distributions to shareholders	(0.41)	(0.41)	(0.44)	(0.51)
Net Asset Value, End of Period	$12.02	$12.24	$12.45	$12.45
Total return (c)(d)	1.52%	1.64%	3.64%	4.41	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.28%	1.29%	1.29%	1.30	%(g)
Waiver/Reimbursement	0.35%	0.35%	0.35%	0.35	%(g)
Net investment income (f)	3.33%	3.33%	3.31%	3.28	%(g)
Portfolio turnover rate	16%	2%	9%	11%
Net assets, end of period (000's)	$1,097	$616	$601	$278

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,					Period Ended August 31,		Year Ended December 31,
Class Z Shares	2007	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$12.24	$12.45		$12.45	$12.25	$12.50		$12.08
Income from Investment Operations:
Net investment income (c)	0.49	0.49		0.49	0.50	0.34		0.55
Net realized and unrealized gain (loss) on investments	(0.23)	(0.21)		0.03	0.34	(0.23)		0.54
Total from investment operations	0.26	0.28		0.52	0.84	0.11		1.09
Less Distributions to Shareholders:
From net investment income	(0.48)	(0.49)		(0.48)	(0.50)	(0.35)		(0.55)
From net realized gains	—	—		(0.04)	(0.14)	(0.01)		(0.12)
Total distributions to shareholders	(0.48)	(0.49)		(0.52)	(0.64)	(0.36)		(0.67)
Net Asset Value, End of Period	$12.02	$12.24		$12.45	$12.45	$12.25		$12.50
Total return (d)	2.18%	2.31	%(e)	4.31%	6.97%	0.83	%(f)	9.24%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.63%	0.64%		0.64%	0.65%	0.68	%(h)	0.58%
Waiver/Reimbursement	—	—	%(i)	—	—	—		—
Net investment income (g)	3.98%	3.99%		3.96%	4.03%	4.13	%(h)	4.45%
Portfolio turnover rate	16%	2%		9%	11%	10	%(f)	21%
Net assets, end of period (000's)	$368,292	$380,653		$410,706	$434,509	$485,427		$508,865

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)    Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,						Period Ended August 31,		Period Ended December 31,
Class A Shares	2007		2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$8.27		$8.62		$8.69	$8.49	$8.37		$8.17
Income from Investment Operations:
Net investment income (c)	0.52		0.50		0.48	0.50	0.33		0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)		(0.32)		(0.03)	0.24	0.15		0.20
Total from investment operations	0.39		0.18		0.45	0.74	0.48		0.29
Less Distributions to Shareholders:
From net investment income	(0.54)		(0.53)		(0.52)	(0.54)	(0.36)		(0.09)
Net Asset Value, End of Period	$8.12		$8.27		$8.62	$8.69	$8.49		$8.37
Total return (d)	4.75%		2.16	%(e)	5.31%	8.90%	5.81	%(f)	3.50	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.03%		0.97%		0.95%	1.01%	1.07	%(h)	1.15	%(h)
Interest expense	—	%(i)	—		—	—	—		—
Net expenses (g)	1.03%		0.97%		0.95%	1.01%	1.07	%(h)	1.15	%(h)
Waiver/Reimbursement	—		—	%(i)	—	—	—		—
Net investment income (g)	6.25%		5.97%		5.55%	5.74%	5.82	%(h)	6.46	%(h)
Portfolio turnover rate	42%		31%		40%	41%	38	%(f)	42%
Net assets, end of period (000's)	$103,769		$170,575		$321,402	$335,841	$193,267		$33,992

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,						Period Ended August 31,		Period Ended December 31,
Class B Shares	2007		2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$8.27		$8.62		$8.69	$8.49	$8.37		$8.17
Income from Investment Operations:
Net investment income (c)	0.46		0.44		0.42	0.43	0.28		0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)		(0.32)		(0.03)	0.24	0.15		0.20
Total from investment operations	0.33		0.12		0.39	0.67	0.43		0.27
Less Distributions to Shareholders:
From net investment income	(0.48)		(0.47)		(0.46)	(0.47)	(0.31)		(0.07)
Net Asset Value, End of Period	$8.12		$8.27		$8.62	$8.69	$8.49		$8.37
Total return (d)	3.97%		1.40	%(e)	4.53%	8.07%	5.20	%(f)	3.33	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.78%		1.72%		1.70%	1.77%	1.94	%(h)	1.90	%(h)
Interest expense	—	%(i)	—		—	—	—		—
Net expenses (g)	1.78%		1.72%		1.70%	1.77%	1.94	%(h)	1.90	%(h)
Waiver/Reimbursement	—		—	%(i)	—	—	—		—
Net investment income (g)	5.50%		5.21%		4.80%	4.97%	4.93	%(h)	5.71	%(h)
Portfolio turnover rate	42%		31%		40%	41%	38	%(f)	42%
Net assets, end of period (000's)	$50,577		$66,886		$89,101	$102,038	$89,950		$16,701

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)   Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,				Period Ended August 31,
Class C Shares	2007		2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$8.27		$8.62	$8.69	$8.64
Income from Investment Operations:
Net investment income (b)	0.47		0.45	0.43	0.39
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)		(0.32)	(0.03)	0.09
Total from investment operations	0.34		0.13	0.40	0.48
Less Distributions to Shareholders:
From net investment income	(0.49)		(0.48)	(0.47)	(0.43)
Net Asset Value, End of Period	$8.12		$8.27	$8.62	$8.69
Total return (c)(d)	4.13%		1.55%	4.69%	5.65	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.63%		1.57%	1.55%	1.61	%(g)
Interest expense	—	%(h)	—	—	—
Net expenses (f)	1.63%		1.57%	1.55%	1.61	%(g)
Waiver/Reimbursement	0.15%		0.15%	0.15%	0.15	%(g)
Net investment income (f)	5.69%		5.37%	4.95%	5.03	%(g)
Portfolio turnover rate	42%		31%	40%	41%
Net assets, end of period (000's)	$33,673		$11,653	$18,002	$20,126

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended August 31,						Period Ended August 31,		Year Ended December 31,
Class Z Shares	2007		2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$8.27		$8.62		$8.69	$8.49	$8.37		$8.87
Income from Investment Operations:
Net investment income (c)	0.54		0.52		0.50	0.52	0.35		0.57
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)		(0.32)		(0.03)	0.24	0.15		(0.48)
Total from investment operations	0.41		0.20		0.47	0.76	0.50		0.09
Less Distributions to Shareholders:
From net investment income	(0.56)		(0.55)		(0.54)	(0.56)	(0.38)		(0.59)
Net Asset Value, End of Period	$8.12		$8.27		$8.62	$8.69	$8.49		$8.37
Total return (d)	5.01%		2.42	%(e)	5.54%	9.16%	6.04	%(f)	1.17%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.78%		0.72%		0.70%	0.77%	0.82	%(h)	0.77%
Interest expense	—	%(i)	—		—	—	—		—
Net expenses (g)	0.78%		0.72%		0.70%	0.77%	0.82	%(h)	0.77%
Waiver/Reimbursement	—		—	%(i)	—	—	—		—
Net investment income (g)	6.49%		6.20%		5.80%	5.97%	6.19	%(h)	6.84%
Portfolio turnover rate	42%		31%		40%	41%	38	%(f)	42%
Net assets, end of period (000's)	$614,168		$801,811		$1,073,894	$1,186,454	$1,197,340		$702,785

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Funds
August 31, 2007

Note 1. Organization

Columbia Funds Series Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

Columbia International Stock Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Real Estate Equity Fund

Columbia Technology Fund

Columbia Strategic Investor Fund

Columbia Balanced Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Conservative High Yield Fund

All Funds currently operate as diversified funds.

Investment Goals

Columbia International Stock Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks issued by companies from at least three countries outside the United States. Columbia Mid Cap Growth Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index. Columbia Small Cap Growth Fund I seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index. Columbia Real Estate Equity Fund seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs). Columbia Technology Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of technology companies that may benefit from technological improvements, advancements or developments. Columbia Strategic Investor Fund seeks long-term growth of capital by using a "value" approach to investing primarily in common stocks. Columbia Balanced Fund seeks high total return by investing in common stocks and debt securities. Columbia Oregon Intermediate Municipal Bond Fund seeks a high level of income exempt from federal and Oregon income tax by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities issued by the State of Oregon (and its political subdivisions, agencies, authorities and instrumentalities). Columbia Conservative High Yield Fund seeks a high level of income, with capital appreciation as a secondary goal, by investing in non-investment-grade, corporate debt securities, commonly referred to as "junk" or "high-yield" bonds.

Fund Shares

The Trust may issue an unlimited number of shares. Each of the Funds, except Columbia Mid Cap Growth Fund, offers four classes of shares: Class A, Class B, Class C and Class Z. Columbia Mid Cap Growth Fund offers six classes of shares: Class A, Class B, Class C, Class R, Class T and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Effective August 8, 2007, the Class D shares of a Fund, were converted into Class C shares of the same Fund. Also effective August 8, 2007, the Class G shares of Columbia International Stock Fund were converted into Class A shares of the same Fund, and the Class G shares of Columbia Mid Cap Growth Fund were converted into Class T shares of the same Fund.

With the exception of Class A shares of Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund, Class A and Class T shares are subject to a front-end sales charge of up to 5.75% based on the amount of initial investment. Class A shares of Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund are subject to a front-end sales charge of up to 3.25% and 4.75%, respectively, based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within twelve months after purchase. With the

Columbia Funds, August 31, 2007 (continued)

exception of Class B shares of Columbia Oregon Intermediate Municipal Bond Fund, which are subject to a maximum CDSC of 3.00%, Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities and certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their "fair value" using procedures approved by the Board of Trustees. Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes

Columbia Funds, August 31, 2007 (continued)

are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Options

Writing put options tends to increase a Fund's exposure to the underlying instrument. Writing call options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. Each Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds are also exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Treasury Inflation Protected Securities

Columbia Balanced Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation

Columbia Funds, August 31, 2007 (continued)

including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Delayed Delivery Securities

Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes a Fund to subsequently invest at less advantageous prices. Each Fund identifies liquid portfolio securities in its records as segregated in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received from REITs in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gain as applicable. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class for Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund. For all other Funds, income, expenses (other than class-specific expenses, as shown on the Statements of Operations), and realized and unrealized gains (losses) are allocated to each class of a Fund based on the relative net assets of each class of that Fund.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Columbia Funds, August 31, 2007 (continued)

Dividends and Distributions to Shareholders

Dividends from net investment income of Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund and Columbia Strategic Investor Fund are declared and paid annually. Dividends from net investment income of Columbia Real Estate Equity Fund and Columbia Balanced Fund are declared and paid quarterly. Dividends from net investment income of Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually for all Funds. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in accordance with federal income tax regulations.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund.

Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for net operating loss reclassifications, capital loss carryforwards, paydown reclassifications, distribution reclassifications, PFIC adjustments, redemption based payments treated as dividends paid deduction, market discount reclassifications and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed (Overdistributed) Net Investment Income or Accumulated Net Investment Loss	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia International Stock Fund	$11,163,584	$(11,163,582)	$(2)
Columbia Mid Cap Growth Fund	(193,208)	(50,744,739)	50,937,947
Columbia Small Cap Growth Fund I	1,352,516	(3,027,277)	1,674,761
Columbia Real Estate Equity Fund	2,212,664	(20,359,545)	18,146,881
Columbia Technology Fund	2,297,245	(2,297,245)	—
Columbia Strategic Investor Fund	(411,530)	(47,455,206)	47,866,736
Columbia Balanced Fund	381,532	(381,531)	(1)
Columbia Oregon Intermediate Municipal Bond Fund	3,254	(3,253)	(1)
Columbia Conservative High Yield Fund	4,563,066	(4,563,066)	—

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

Columbia Funds, August 31, 2007 (continued)

The tax character of distributions paid during the years ended August 31, 2007 and August 31, 2006 was as follows:

	August 31, 2007
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total
Columbia International Stock Fund	$—	$21,930,885	$136,213,727	$158,144,612
Columbia Mid Cap Growth Fund	—	13,102,667	74,190,625	87,293,292
Columbia Small Cap Growth Fund I	—	7,227,574	23,653,088	30,880,662
Columbia Real Estate Equity Fund	—	9,129,456	211,804,391	220,933,847
Columbia Strategic Investor Fund	—	6,325,599	54,525,936	60,851,535
Columbia Balanced Fund	—	5,000,055	—	5,000,055
Columbia Oregon Intermediate Municipal Bond Fund	15,322,951	12,232	—	15,335,183
Columbia Conservative High Yield Fund	—	63,509,159	—	63,509,159
	August 31, 2006
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total
Columbia International Stock Fund	$—	$11,615,869	$13,994,627	$25,610,496
Columbia Mid Cap Growth Fund	—	—	11,213,733	11,213,733
Columbia Small Cap Growth Fund I	—	1,435,895	5,050,791	6,486,686
Columbia Real Estate Equity Fund	—	12,008,348	100,263,948	112,272,296
Columbia Technology Fund	—	3,110,203	2,370,245	5,480,448
Columbia Strategic Investor Fund	—	12,739,296	25,522,746	38,262,042
Columbia Balanced Fund	—	5,697,932	—	5,697,932
Columbia Oregon Intermediate Municipal Bond Fund	15,841,867	1,845	—	15,843,712
Columbia Conservative High Yield Fund	—	81,881,822	—	81,881,822

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia International Stock Fund	$—	$59,174,529	$118,508,329	$257,121,534
Columbia Mid Cap Growth Fund	—	56,786,965	114,215,588	256,225,948
Columbia Small Cap Growth Fund I	—	5,712,239	19,947,023	40,446,330
Columbia Real Estate Equity Fund	—	—	95,906,977	135,209,650
Columbia Technology Fund	—	462,050	11,760,523	46,866,499
Columbia Strategic Investor Fund	—	5,927,818	113,647,620	195,846,201
Columbia Balanced Fund	—	1,058,907	624,689	19,271,095
Columbia Oregon Intermediate Municipal Bond Fund	317,092	—	—	7,968,471
Columbia Conservative High Yield Fund	—	2,746,917	—	(30,127,298)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, PFIC adjustments and discount accretion/premium amortization on debt securities.

Columbia Funds, August 31, 2007 (continued)

Unrealized appreciation and depreciation at August 31, 2007, based on cost of investments for federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia International Stock Fund	$286,092,260	$(28,970,726)	$257,121,534
Columbia Mid Cap Growth Fund	281,122,571	(24,896,623)	256,225,948
Columbia Small Cap Growth Fund I	46,810,692	(6,364,362)	40,446,330
Columbia Real Estate Equity Fund	153,077,153	(17,867,503)	135,209,650
Columbia Technology Fund	51,240,578	(4,374,079)	46,866,499
Columbia Strategic Investor Fund	220,849,692	(25,003,491)	195,846,201
Columbia Balanced Fund	22,135,712	(2,864,617)	19,271,095
Columbia Oregon Intermediate Municipal Bond Fund	11,036,522	(3,068,051)	7,968,471
Columbia Conservative High Yield Fund	5,377,697	(35,504,995)	(30,127,298)

The following capital loss carryforwards, determined as of August 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2008	2009	2010	2011	2013	2014	2015	Total
Columbia International Stock Fund	$2,139,717	$52,014,158	$20,382,060	$—	$—	$—	$—	$74,535,935
Columbia Mid Cap Growth Fund	1,376,842	1,376,842	—	—	—	—	—	2,753,684
Columbia Strategic Investor Fund	—	10,580,464	—	10,580,464	—	—	—	21,160,928
Columbia Oregon Intermediate Municipal Bond Fund	—	—	—	—	63,256	—	—	63,256
Columbia Conservative High Yield Fund	—	—	9,535,110	—	—	975,147	22,859,341	33,369,598

Capital loss carryforwards that were utilized during the year ended August 31, 2007 were as follows:

Columbia International Stock Fund	$28,470,756
Columbia Mid Cap Growth Fund	59,390,157
Columbia Strategic Investor Fund	26,413,846
Columbia Balanced Fund	17,363,719
Columbia Oregon Intermediate
Municipal Bond Fund	677,280

Of the remaining capital loss carryforwards attributable to Columbia International Stock Fund, $1,480,126 ($1,480,126 expiring August 31, 2008), $1,319,182 ($659,591 expiring August 31, 2008 and $659,591 expiring August 31, 2009) and $71,736,627 ($51,354,567 expiring August 31, 2009 and $20,382,060 expiring August 31, 2010) remain from Columbia International Stock Fund's merger with Liberty Newport International Equity Fund, Stein Roe International Fund, and Columbia International Equity Fund respectively. The availability

Columbia Funds, August 31, 2007 (continued)

of the remaining capital loss carryforwards may be limited in a given year.

Of the capital loss carryforwards attributable to Columbia Mid Cap Growth Fund, $2,753,684 ($1,376,842 expiring August 31, 2008 and $1,376,842 expiring August 31, 2009) remain from the Columbia Mid Cap Growth Fund's merger with Liberty Mid Cap Growth Fund.

Of the remaining capital loss carryforwards attributable to Columbia Strategic Income Fund, $10,580,464 ($10,580,464 expiring August 31, 2011), $8,684,300($8,684,300 expiring August 31, 2009) and $1,896,164 ($1,896,164 expiring August 31, 2009) remain from the Columbia Strategic Investor Fund merger with the Columbia Young Investor Fund. The total capital loss carryforwards acquired in the current year from the Columbia Young Investor Fund were $70,768,728 of which $23,193,954 was permanently lost and $26,413,846 was utilized to offset current year gains. The availability of a portion of the remaining capital loss carryforward from the Columbia Young Investor Fund may be limited in a given year.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2007, post-October currency losses and capital losses attributed to security transactions were deferred to September 1, 2007, as follows:

Capital Losses
Columbia Conservative High Yield Fund	$3,100,004

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on each Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), provides administrative and other services to the Funds. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia International Stock Fund	0.87%	0.82%	0.77%	0.72%	0.70%	0.68%
Columbia Mid Cap Growth Fund	0.82%	0.75%	0.72%	0.67%	0.67%	0.67%
Columbia Small Cap Growth Fund I	0.87%	0.82%	0.77%	0.77%	0.77%	0.77%
Columbia Real Estate Equity Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Columbia Technology Fund	0.87%	0.82%	0.77%	0.77%	0.77%	0.77%
Columbia Strategic Investor Fund	0.60%	0.55%	0.50%	0.50%	0.50%	0.50%
Columbia Balanced Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%

Columbia Funds, August 31, 2007 (continued)

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Oregon Intermediate Municipal Bond Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Columbia Conservative High Yield Fund	0.60%	0.55%	0.52%	0.49%	0.49%	0.49%

For the year ended August 31, 2007, the effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Effective Fee Rate
Columbia International Stock Fund	0.82%
Columbia Mid Cap Growth Fund	0.76%
Columbia Small Cap Growth Fund I	0.87%
Columbia Real Estate Equity Fund	0.75%
Columbia Technology Fund	0.87%
Columbia Strategic Investor Fund	0.57%*
Columbia Balanced Fund	0.50%
Columbia Oregon Intermediate Municipal Bond Fund	0.50%
Columbia Conservative High Yield Fund	0.58%

*  Prior to September 25, 2006, the annual fee rate was 0.75% of the Fund's average daily net assets.

Administration Fee

Effective September 25, 2006, Columbia provides administrative and other services to Columbia Strategic Investor Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.150%
Over $1 billion	0.125%

For the year ended August 31, 2007, the Fund's effective administration fee rate was 0.14% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for each Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Funds also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds' portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

Columbia Funds, August 31, 2007 (continued)

For the year ended August 31, 2007, the total amounts paid and payable to affiliates by the Funds under these agreements and the effective pricing and bookkeeping fee rates for the Funds, inclusive of out-of-pocket expenses, as a percentage of the Funds' average daily net assets, were as follows:

	Amounts Paid to Affiliates	Amounts Payable to Affiliates	Effective Fee Rates
Columbia International Stock Fund	$63,438	$1,512	0.012%
Columbia Mid Cap Growth Fund	63,438	1,512	0.011%
Columbia Small Cap Growth Fund I	39,789	1,512	0.042%
Columbia Real Estate Equity Fund	63,096	1,512	0.024%
Columbia Technology Fund	39,843	1,512	0.039%
Columbia Strategic Investor Fund	62,194	1,512	0.014%
Columbia Balanced Fund	41,242	1,512	0.045%
Columbia Oregon Intermediate Municipal Bond Fund	49,100	1,512	0.036%
Columbia Conservative High Yield Fund	63,438	1,512	0.018%

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive transfer agent fees of up to 0.10% of Columbia International Stock Fund's average daily net assets. For the year ended August 31, 2007, the Transfer Agent waived transfer agent fees of $1,393,904. This agreement may be modified or terminated by the Transfer Agent at any time.

An annual minimum account balance fee of $20 may apply on certain accounts with a value below the initial minimum investment requirements for such accounts to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statements of Operations. For the year ended August 31, 2007, these minimum account balance fees reduced total expenses as follows:

Minimum Account Balance Fee
Columbia International Stock Fund	$36,699
Columbia Mid Cap Growth Fund	23,224
Columbia Small Cap Growth Fund I	4,420
Columbia Real Estate Equity Fund	6,625
Columbia Technology Fund	3,841
Columbia Strategic Investor Fund	655,032
Columbia Balanced Fund	10,221
Columbia Oregon Intermediate Municipal Bond Fund	3,280
Columbia Conservative High Yield Fund	4,659

Columbia Funds, August 31, 2007 (continued)

For the year ended August 31, 2007, the effective transfer agent fee rates for the Funds, inclusive of out-of-pocket expenses, sub-transfer agent fees, and net of minimum account balance fees and waivers if applicable, as a percentage of the Funds' average daily net assets, were as follows:

Effective Fee Rates
Columbia International Stock Fund	0.06%
Columbia Mid Cap Growth Fund	0.09%
Columbia Small Cap Growth Fund I	0.11%
Columbia Real Estate Equity Fund	0.12%
Columbia Technology Fund	0.16%
Columbia Strategic Investor Fund	0.19%
Columbia Balanced Fund	0.10%
Columbia Oregon Intermediate Municipal Bond Fund	0.03%
Columbia Conservative High Yield Fund	0.13%

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Funds. For the year ended August 31, 2007, the Distributor has retained net underwriting discounts on sales of Class A and Class T shares and received net CDSC on Class A, Class B, Class C, Class D, and Class G share redemptions as follows:

	Front-End Sales Charge		Contingent Deferred Sales Charge (CDSC)
	Class A	Class T	Class A	Class B	Class C	Class D	Class G
Columbia International Stock Fund	$24,486	$—	$137	$30,678	$1,607	$13	$1,114
Columbia Mid Cap Growth Fund	17,785	105	116	30,129	1,796	1	564
Columbia Small Cap Growth Fund I	20,131	—	100	1,091	374	—	—
Columbia Real Estate Equity Fund	19,129	—	22	36,895	1,814	31	—
Columbia Technology Fund	79,308	—	56,611	39,690	30,150	1	—
Columbia Strategic Investor Fund	48,376	—	3,042	92,281	4,421	1	—
Columbia Balanced Fund	4,813	—	2	12,290	722	1	—
Columbia Oregon Intermediate Municipal Bond Fund	692	—	—	1,440	—	1	—
Columbia Conservative High Yield Fund	2,182	—	58	205,791	396	126	—

Columbia Funds, August 31, 2007 (continued)

The Funds have adopted Rule 12b-1 plans (the "Plans"), which require the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund up to the following annual rates:

	Distribution Fee
	Class A(a)	Class B	Class C	Class D (b)	Class G (b)		Class R
Columbia International Stock Fund	—	0.75%	0.75%	0.75%	0.65	% (c)	—
Columbia Mid Cap Growth Fund	0.10%	0.75%	0.75%	0.75%	0.65	% (c)	0.50%
Columbia Small Cap Growth Fund I	0.10%	0.75%	0.75%	—	—		—
Columbia Real Estate Equity Fund	0.10%	0.75%	0.75%	0.75%	—		—
Columbia Technology Fund	0.10%	0.75%	0.75%	0.75%	—		—
Columbia Strategic Investor Fund	—	0.75%	0.75%	0.75%	—		—
Columbia Balanced Fund	0.10%	0.75%	0.75%	0.75%	—		—
Columbia Oregon Intermediate Municipal Bond Fund	0.10%	0.75%	0.75%	0.75%	—		—
Columbia Conservative High Yield Fund	0.10%	0.75%	0.75%	0.75%	—		—

	Service Fee
	Class A(a)	Class B	Class C	Class D (b)	Class G (b)
Columbia International Stock Fund	0.25%	0.25%	0.25%	0.25%	0.50	% (c)
Columbia Mid Cap Growth Fund	0.25%	0.25%	0.25%	0.25%	0.50	% (c)
Columbia Small Cap Growth Fund I	0.25%	0.25%	0.25%	—	—
Columbia Real Estate Equity Fund	0.25%	0.25%	0.25%	0.25%	—
Columbia Technology Fund	0.25%	0.25%	0.25%	0.25%	—
Columbia Strategic Investor Fund	0.25%	0.25%	0.25%	0.25%	—
Columbia Balanced Fund	0.25%	0.25%	0.25%	0.25%	—
Columbia Oregon Intermediate Municipal Bond Fund	0.25%	0.25%	0.25%	0.25%	—
Columbia Conservative High Yield Fund	0.25%	0.25%	0.25%	0.25%	—

(a)  Except for Columbia International Stock Fund and Columbia Strategic Investor Fund, the Funds may pay distribution and service fees up to a maximum of 0.35% of each Fund's average daily net assets attributable to Class A shares (comprised of up to 0.25% for shareholder liaison services and up to 0.10% for distribution services), but will limit such fees to an aggregate fee of not more than 0.25% of each Fund's average daily net assets attributable to Class A shares during the current fiscal year.

(b)  Effective August 8, 2007, the Class D shares of a Fund, were converted into Class C shares of the same Fund. Also effective August 8, 2007, the Class G shares of Columbia International Stock Fund were converted into Class A shares of the same Fund, and the Class G shares of Columbia Mid Cap Growth Fund were converted into Class T shares of the same Fund.

(c)  The Distributor contractually agreed to limit a portion of the Class G distribution and service fees so that the combined fee did not exceed 0.95% annually of the Class G shares average daily net assets. Of the 0.50% service fee, 0.25% related to shareholder liaison fees and 0.25% related to administration support fees.

The Distributor has voluntarily agreed to waive a portion of the Class C and Class D distribution and service fees so that the combined fees do not exceed the annual rate of 0.65% of the average daily net assets of the Class C and Class D shares of Columbia Oregon Intermediate Municipal Bond Fund, and 0.85% of the average daily net assets of the Class C and Class D shares of Columbia Conservative High Yield Fund. The Class C arrangements may be modified or terminated by the Distributor at any time. Effective August 8, 2007, Class D shares of a Fund, were converted into Class C shares of the same Fund.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Columbia Funds, August 31, 2007 (continued)

Shareholder Services Fees

Columbia Mid Cap Growth Fund has adopted shareholder services plans that permit the Fund to pay for certain services provided to Class T shareholders by its financial advisors. The Fund may pay shareholder service fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but such fees will not exceed the Fund's net investment income attributable to Class T shares and Columbia Mid Cap Growth Fund will limit such fees to an aggregate fee of not more than 0.30% for annual Class T shareholder services fees.

Expense Limits and Fee Reimbursements

Columbia has voluntarily agreed to waive fees and reimburse Columbia Technology Fund for certain expenses so that the expenses incurred by the Fund (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed the annual rate of 1.65% of the Fund's average daily net assets. This arrangement may be modified or terminated by Columbia at any time.

Columbia has contractually agreed to waive fees and reimburse a portion of Columbia Strategic Investor Fund's expenses so that the expenses incurred by the Fund (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.98% annually of the Fund's average daily net assets through December 31, 2007. There is no guarantee that this arrangement will continue after December 31, 2007.

Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the year ended August 31, 2007, these credits reduced total expenses as follows:

Custody Credits
Columbia International Stock Fund	$2,756
Columbia Mid Cap Growth Fund	12,527
Columbia Small Cap Growth Fund I	3,418
Columbia Real Estate Equity Fund	4,683
Columbia Technology Fund	2,713
Columbia Strategic Investor Fund	3,737
Columbia Balanced Fund	1,755
Columbia Oregon Intermediate Municipal Bond Fund	2,699
Columbia Conservative High Yield Fund	19,917

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

As a result of a fund merger, Columbia Mid Cap Growth Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which is included in "Trustees' Fees" in the Statements of Assets and Liabilities. The deferred compensation plan of the acquired fund may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets.

Columbia Funds, August 31, 2007 (continued)

Note 5. Portfolio Information

For the year ended August 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia International Stock Fund	$—	$—	$892,700,029	$1,092,225,886
Columbia Mid Cap Growth Fund	—	—	2,879,184,719	2,509,247,250
Columbia Small Cap Growth Fund I	—	—	322,012,166	326,626,674
Columbia Real Estate Equity Fund	—	—	400,104,913	638,377,261
Columbia Technology Fund	—	—	539,397,316	480,387,665
Columbia Strategic Investor Fund	—	—	2,053,544,841	1,568,046,183
Columbia Balanced Fund	37,024,298	44,701,071	135,363,595	179,703,070
Columbia Oregon Intermediate Municipal Bond Fund	—	—	59,856,431	65,763,725
Columbia Conservative High Yield Fund	5,754,816	5,846,133	382,918,126	622,562,860

Note 6. Redemption Fees

Columbia International Stock Fund assesses a 2.00% redemption fee to shareholders of the Fund who redeem shares held for 60 days or less. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. For the year ended August 31, 2007, the redemption fees for Class A, Class B, Class C, Class D, Class G and Class Z shares of Columbia International Stock Fund amounted to $2,056, $260, $201, $6, $4 and $7,050, respectively.

Note 7. Line Of Credit

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statements of Operations.

For the year ended August 31, 2007, the average daily loan balance outstanding on days where borrowings existed were as follows:

	Loan Amount	Weighted Average Interest Rate
Columbia International
Stock Fund	$22,666,667	5.61%
Columbia Mid Cap Growth Fund	7,000,000	5.80%
Columbia Small Cap Growth Fund I	1,000,000	5.81%
Columbia Real Estate Equity Fund	2,100,000	5.80%
Columbia Technology Fund	1,500,000	5.79%
Columbia Conservative
High Yield Fund	1,666,667	5.80%

Columbia Funds, August 31, 2007 (continued)

Note 8. Shares Of Beneficial Interest

As of August 31, 2007, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity in these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia International Stock Fund	62.4
Columbia Mid Cap Growth Fund	39.7
Columbia Small Cap Growth Fund I	15.3
Columbia Real Estate Equity Fund	23.5
Columbia Conservative High Yield Fund	13.3

In addition, as of August 31, 2007, several of the Funds had shareholders, over which BOA and/or any of its affiliates did not have investment discretion, that held greater than 5% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of shareholders and percentage of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia Mid Cap Growth Fund	1	5.6
Columbia Small Cap Growth Fund I	1	17.0
Columbia Real Estate Equity Fund	1	19.7
Columbia Technology Fund	3	30.5
Columbia Strategic Investor Fund	1	7.0
Columbia Balanced Fund	1	12.0
Columbia Oregon Intermediate Municipal Bond Fund	1	9.6
Columbia Conservative High Yield Fund	1	47.9

Note 9. Other

During the year ended August 31, 2007, Columbia voluntarily reimbursed Columbia International Stock Fund $4,437 for a realized investment loss due to a trading error.

Note 10. Disclosure of Significant Risks And Contingencies

Concentration of Credit Risk

Columbia Oregon Intermediate Municipal Bond Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. The insurers are rated Aaa by Moody's Investors Service, Inc.

At August 31, 2007, private insurers who insured greater than 5% of the total investments of Columbia Oregon Intermediate Municipal Bond Fund were as follows:

Insurer	% of Total Investments
Financial Guaranty Insurance Co.	14.9
MBIA Insurance Corp.	14.5
Financial Security Assurance, Inc.	10.0
AMBAC Assurance Corp.	6.4

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration

Columbia Oregon Intermediate Municipal Bond Fund has greater than 5% of its total investments on August 31, 2007

Columbia Funds, August 31, 2007 (continued)

invested in debt obligations issued by the state of Oregon and its political subdivisions, agencies, authorities and instrumentalities. This Fund is more susceptible to economic and political factors adversely affecting issuers of the state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector Focus

Certain Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is unconcentrated.

Tax Development Risk

The U.S. Supreme Court has agreed to hear an appeal of a state-court decision that might significantly affect how states tax-in-state and out-of-state municipal bonds. If the Supreme Court determines that the U.S. Constitution prohibits states from treating the interest income on in-state municipal bonds differently from the interest income on out-of-state municipal bonds for state income tax purposes, most states likely will revisit the way in which they treat the interest on municipal bonds. This has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. You should consult your tax advisor to discuss the potential tax consequences of your investment in Columbia Oregon Intermediate Municipal Bond Fund. This also has the potential to cause decline in the value of the municipal securities held by the Fund which, in turn, would reduce the value of the Fund's shares.

Columbia Oregon Intermediate Municipal Bond Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of Columbia Oregon Intermediate Municipal Bond Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

Columbia Funds, August 31, 2007 (continued)

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On September 18, 2007, the District Court approved the settlement, to be effective following the expiration of the appeal period. The funds' adviser and/or its affiliates will be required, pursuant to the settlement, to make certain payments including plaintiffs' attorneys' fees and costs of notice to class members.

Note 11. Business Combinations & Mergers

On October 7, 2005, Columbia Newport Tiger Fund, a series of a separate Massachusetts business trust, merged into Columbia International Stock Fund. Columbia International

Columbia Funds, August 31, 2007 (continued)

Stock Fund received a tax-free transfer of assets from Columbia Newport Tiger Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
17,616,768	$280,994,524	$21,800,458

Net Assets of Columbia International Stock Fund Prior to Combination	Net Assets of Columbia Newport Tiger Fund Immediately Prior to Combination	Net Assets of Columbia International Stock Fund Immediately After Combination
$1,061,242,112	$280,994,524	$1,342,236,636

1  Unrealized appreciation is included in the Net Assets Received.

On September 15, 2006, Columbia Marsico Mid Cap Growth Fund, a series of Columbia Funds Series Trust, merged into Columbia Mid Cap Growth Fund. Columbia Mid Cap Growth Fund received a tax-free transfer of assets from Columbia Marsico Mid Cap Growth Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
23,857,869	$586,999,596	$69,562,262

Net Assets of Columbia Mid Cap Growth Fund Prior to Combination	Net Assets of Columbia Marsico Mid Cap Growth Fund Immediately Prior to Combination	Net Assets of Columbia Mid Cap Growth Fund Immediately After Combination
$865,801,321	$586,999,596	$1,452,800,917

1  Unrealized appreciation is included in the Net Assets Received.

On September 22, 2006, Columbia Young Investor Fund, a separate series of Columbia Funds Series Trust I, merged into Columbia Strategic Investor Fund. Columbia Strategic Investor Fund received a tax-free transfer of assets from Columbia Young Investor Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
38,899,211	$720,344,551	$99,182,704

Net Assets of Columbia Strategic Investor Fund Prior to Combination	Net Assets of Columbia Young Investor Fund Immediately Prior to Combination	Net Assets of Columbia Strategic Investor Fund Immediately After Combination
$439,343,046	$720,344,551	$1,159,687,597

1  Unrealized appreciation is included in the Net Assets Received.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of Columbia Funds Series Trust I

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund I, Columbia Real Estate Equity Fund, Columbia Technology Fund, Columbia Strategic Investor Fund, Columbia Balanced Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund (constituting part of Columbia Funds Series Trust I, hereafter collectively referred to as the "Funds") at August 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 26, 2007

Unaudited Information

Federal Income Tax Information

Columbia International Stock Fund

Foreign taxes paid during the fiscal year ended August 31, 2007, amounting to $3,643,434 ($0.05 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2007.

For the fiscal year ended August 31, 2007, the Fund designates long-term capital gains of $118,706,562.

For non-corporate shareholders 92.70% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period September 1, 2006 to August 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

Columbia Mid Cap Growth Fund

For the fiscal year ended August 31, 2007, the Fund designates long-term capital gains of $118,465,345.

For non-corporate shareholders 46.43% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period September 1, 2006 to August 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

43.32% of the ordinary income distributed by the Fund, for the year ended August 31, 2007, qualifies for the corporate dividends received deduction.

Columbia Small Cap Growth Fund I

For the fiscal year ended August 31, 2007, the Fund designates long-term capital gains of $23,974,117.

For non-corporate shareholders 3.33% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period September 1, 2006 to August 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

3.28% of the ordinary income distributed by the Fund, for the year ended August 31, 2007, qualifies for the corporate dividends received deduction.

Columbia Technology Fund

For the fiscal year ended August 31, 2007, the Fund designates long-term capital gains of $11,760,523.

Columbia Strategic Investor Fund

For the fiscal year ended August 31, 2007, the Fund designates long-term capital gains of $115,442,093.

For non-corporate shareholders 80.56% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period September 1, 2006 to August 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

67.61% of the ordinary income distributed by the Fund, for the year ended August 31, 2007, qualifies for the corporate dividends received deduction.

Columbia Balanced Fund

For the fiscal year ended August 31, 2007, the Fund designates long-term capital gains of $624,689.

For non-corporate shareholders 33.12% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period September 1, 2006 to August 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

33.56% of the ordinary income distributed by the Fund, for the year ended August 31, 2007, qualifies for the corporate dividends received deduction.

Columbia Oregon Intermediate Municipal Bond Fund

99.92% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel-Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, St. Michaels College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President-Columbia Funds, since October 2004; Managing Director-Columbia Management Advisors, LLC, since September 2005; Senior Vice President-Columbia Management Distributors, Inc., since January 2005; Director-Columbia Management Services, Inc., since January 2005; Director-Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director-FIM Funding, Inc., since January 2005; President and Chief Executive Officer-CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America- affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer-Columbia Funds, since October 2003; Treasurer-the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Vice President-Columbia Management Advisors, Inc., since April 2003; President-Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer-Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004-Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Important Information About This Report – Columbia Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Columbia Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risks, charges and expenses for a fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about a fund. You should read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
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Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

Columbia Funds

Annual Report – August 31, 2007

Columbia Management®

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©2007 Columbia Management Distributors, Inc.

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SHC-42/135302-0807 (10/07) 07/45426

Columbia Funds

Annual Report – August 31, 2007

Columbia Management®

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/135302-0807 (10/07) 07/45426

Columbia Funds

Annual Report – August 31, 2007

Columbia Management®

SHC-42/135302-0807 (10/07) 07/45426

Columbia Greater China Fund

Annual Report – August 31, 2007

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message – Columbia Greater China Fund

Dear Shareholder:

Every six months, you receive a shareholder report for your Columbia Funds investment. We strive to bring you the information you need to make intelligent, informed investment decisions, in an attractive, easy-to-understand format.

We know that for many investors, the information contained in shareholder reports can seem very technical, so we would like to take this opportunity to walk you through some of the sections in the beginning of your shareholder report, explain their purpose and point out some of the highlights we think you’ll find useful. In future reports, we will discuss how to use the financial statements in your shareholder reports.

Performance Information

One of the first sections in your shareholder report is the Performance Information section, which contains several tables that illustrate how your fund has performed over time. These tables can be very useful for evaluating how your fund has performed versus its benchmark, though it’s important to remember that past performance is not an indicator of future results.

Understanding Your Expenses

This section explains the ongoing costs associated with your Columbia Funds investment. It includes both general information about mutual fund expenses and specific information pertinent to your fund.

You can use the information to estimate the expenses you paid over the reporting period. You will need your account balance at the end of the period, which can be found by checking your most recent account statement, logging onto your account at www.columbiafunds.com, calling our service center at 800.345.6611 or contacting your financial advisor. Once you have your balance, the section explains how to calculate your estimated expenses step by step.

Portfolio Manager’s Report

The Portfolio Manager’s Report is where you will find your portfolio manager’s thoughts on what happened during the reporting period. Commentary from your portfolio manager(s) includes a summary of the fund’s performance, along with a comparison of the fund’s performance versus the relevant peer group and benchmark indices.

The portfolio manager will also discuss market conditions that impacted the fund, as well as the investment strategy during the period. Please note: In semiannual reports, the portfolio manager’s comments are included in the Fund Profile section.

Other Information

Every shareholder report includes a page containing “Important Information About This Report,” which includes instructions for requesting additional copies of the shareholder report, as well as contact information for the fund’s Transfer Agent, Distributor and Investment Advisor.

Annual reports contain additional information, such as an independent registered public accounting firm’s report and biographies of the fund’s trustees and officers. This information is not included in semiannual reports.

Shareholder reports can be delivered to you electronically through our eDelivery service. Using eDelivery can help your fund save money while at the same time preserve precious natural resources. For even more information about your fund, visit our Web site at www.columbiafunds.com. There you will find prospectuses, shareholder reports and fund fact sheets for all of the funds in the Columbia Funds family.

We hope this guide to your shareholder report will help you get the most out of this important resource. Thank you for your business, and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Fund Profile – Columbia Greater China Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/07

+85.39% Class A shares (without sales charge)

+102.73% MSCI China Index

+46.87% Hang Seng Index

Morningstar Style Box

Style

Summary

■	For the 12-month period that ended August 31, 2007, the fund’s Class A shares returned 85.39% without sales charge.

■	The fund’s return was less than the return of the MSCI China Index but more than the return of the Hang Seng Index.[1]

■

The portfolio’s focus on China was the biggest driver of return. While the Hong Kong and Taiwan equity markets delivered relatively strong results, their performance was less than half that of the China equity market. As a result, the fund’s 5.5% position in Hong Kong and its 1.5% position in Taiwan dampened relative return.

Portfolio Management

Fred Copper, lead manager for the Columbia Greater China Fund, has co-managed the fund since October 2005. Mr. Copper has been with the advisor and its predecessors or affiliate organizations since September 2005.

Jasmine Huang has co-managed the fund since May 2005. Ms. Huang has been with the advisor and its predecessors or affiliate organizations since September 2003.

[1]

The Morgan Stanley Capital International (MSCI) China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group. The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund’s investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 08/31/2007.

1

Economic Update – Columbia Greater China Fund

Summary

For the 12-month period that ended August 31, 2007

■

Driven by another year of strong economic growth, the Chinese stock market, as measured by the MSCI China Index, returned 102.73%. Hong Kong stocks, as measured by the Hang Seng Index, were also strong.

MSCI China Index	Hang Seng Index

                                    [GRAPHIC]

102.73%	46.87%

The Morgan Stanley Capital International (MSCI) China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.

The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

During the 12-month period from September 1, 2006 to August 31, 2007, China’s economy continued to expand at an estimated pace of approximately 11%, which would make 2007 the fifth consecutive year of growth in excess of 10%. During the period, all major economic indicators remained elevated. Industrial production growth ranged between 12% and 15% and capital spending by businesses expanded at around 20%. Per capita income growth increased by approximately 15% over the past 12 months. Retail sales growth — another important domestic indicator — also ranged between 12% and 15% over the period. Altogether, these indicators form a picture of a very strong economy, both on the investment side and in terms of domestic consumption. As a result, China’s stellar stock market returns came as no surprise. The MSCI China Index returned 102.73% and the Hang Seng Index returned 46.87% for the 12-month period that began September 1, 2006 and ended August 31, 2007.

Elsewhere in the Greater China region, the Hong Kong economy continued to improve, especially in domestic consumption, which has been driven by both employment and income growth. Gross domestic product (“GDP”) in Hong Kong averaged approximately 6% over the 12-month reporting period. Taiwan’s GDP growth has been less spectacular, but solid, nevertheless, at around 4%. By virtue of Taiwan’s exposure to the global electronic cycle, the technology sector figures large in its economy. However, stock market performance in Taiwan was driven by companies or sectors that benefit from export growth to China and the region, such as cement, petrochemicals, rubber and plastic.

Challenges of rapid growth

While economic growth has spread prosperity across Greater China, the excessive rate of growth within mainland China’s economy also poses certain risks to the natural environment as well as to the investment environment. Air pollution, water pollution and constraints on resources have been recognized by the Chinese government, which has taken steps to use economic incentive policies to restrain labor and resource-intensive industries. In place of tax rebates and other encouragements to the coal and steel industries, for example, the government has imposed quotas and charges for exporting commodities in order to control or reduce the overuse of resources. In addition, the government has implemented policies to promote industry efficiency through consolidation and cooperation. We believe that environmental issues and resources constraints are among the factors that represent a challenge to long-term economic growth. Rising inflation is another risk to monitor. In August inflation rose above 6%, driven by rising food prices, even though non-food inflation remained rather low at about 1%. We may see a gradually rising rate of structural inflation in China in a rising global price backdrop. Certainly, the state of the US economy is also a factor in the investment outlook for China. However, we believe that China’s domestic economy is well-positioned even in the face of a US economic slow down.

2

Performance Information – Columbia Greater China Fund

Growth of a $10,000 investment 09/01/97 – 08/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Greater China Fund during the stated time, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group. The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/97 – 08/31/07 ($)

Sales charge	without	with
Class A	35,093	33,075
Class B	32,732	32,732
Class C	33,163	33,163
Class Z	36,970	n/a

Average annual total return as of 08/31/07 (%)

Share class	A		B		C		Z
Inception	05/16/97		05/16/97		05/16/97		05/16/97
Sales charge	without	with	without	with	without	with	without
1-year	85.39	74.73	84.01	79.01	83.97	82.97	85.88
5-year	33.87	32.29	32.87	32.75	32.84	32.84	34.93
10-year	13.38	12.71	12.59	12.59	12.74	12.74	13.97

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	112.12	99.93	110.56	105.56	110.51	109.51	112.67
5-year	40.18	38.52	39.13	39.03	39.11	39.11	41.31
10-year	14.98	14.30	14.19	14.19	14.34	14.34	15.58

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.75
Class B	2.50
Class C	2.50
Class Z	1.50

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for class B shares and 1.00% for class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future.

3

Understanding Your Expenses – Columbia Greater China Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

A minimum account balance fee of $20 that is charged once per year may be assessed if the value of your account falls below the minimum initial investment applicable to you. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/07 – 08/31/07
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,456.98	1,016.89	10.22	8.39	1.65
Class B	1,000.00	1,000.00	1,451.48	1,013.31	14.83	12.18	2.40
Class C	1,000.00	1,000.00	1,451.28	1,013.31	14.83	12.18	2.40
Class Z	1,000.00	1,000.00	1,458.79	1,018.15	8.68	7.12	1.40

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Managers’ Report – Columbia Greater China Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/07 ($)
Class A	58.78
Class B	57.29
Class C	58.05
Class Z	61.05

Distributions declared per share

09/01/06 – 08/31/07 ($)
Class A	0.24
Class B	0.01
Class C	0.01
Class Z	0.32

For the 12-month period ended August 31, 2007, Columbia Greater China Fund Class A shares returned 85.39% without sales charge. This was less than the 102.73% return of the MSCI China Index, the fund’s benchmark. The fund’s return was more than the 46.87% return of the fund’s other benchmark, the Hang Seng Index, an index that primarily tracks the performance of Hong Kong stocks.1 The fund outperformed the 80.20% average of its peer group, the Lipper China Region Funds Classification.2 The portfolio’s focus on China was the biggest driver of return. While the Hong Kong and Taiwan equity markets delivered relatively strong results, they gained less than half that of the China equity market. As a result, the 5.5% position in Hong Kong and the 1.5% position in Taiwan dampened the fund’s relative return.

Most of the fund’s assets were in mainland China

We reduced the portfolio’s weights in Hong Kong and Taiwan and shifted more emphasis to mainland China, where we favored companies that we believed would benefit from the themes of infrastructure development and rising consumer spending. Financial companies accounted for the largest sector allocation and were the best performers in the portfolio. An example is China Merchants Bank Co., Ltd., a commercial institution with a large market share that is known for its high quality services for businesses and high-end consumers. The stock delivered a triple-digit return. We also invested in real estate companies, such as Guangzhou R&F Properties Co., Ltd., a developer that has tapped into China’s increasing demand for real estate. China Merchants Property Development Co., Ltd. is a similar story. The company is located in an area that saw the biggest appreciation in real estate prices over the past year.

Telecommunications companies were also a substantial part of the portfolio, with China Mobile Ltd. producing a substantial return. The company, which has virtually no competition in the wireless telecommunications sector, benefited from continuously rising mobile penetration and its expansion into China’s rural areas. Consumer stocks also added to performance, with China Mengniu Dairy Co., Ltd., leading the group. In the industrials sector, China Shipping Development Co., Ltd., the largest carrier of bulk materials, benefited from China’s import/export demand for materials such as coal, oil and iron ore.

In Hong Kong we focused on companies that we believed would benefit from the continued growth in domestic consumption that is being driven by rising employment and income. In Taiwan, the fund held several technology and telecommunications stocks, which detracted from performance. The fund had no exposure to companies that export commodities, which were strong performers for the period.

[1]

The Lehman Brothers Municipal Bond Index considered representative of the broad market for investment-grade, tax-exempt bonds with maturity of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

[1]

The Morgan Stanley Capital International (MSCI) China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group. The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

5

Portfolio Managers’ Report (continued) – Columbia Greater China Fund

Seeking opportunity in undervalued areas

Because stocks in Greater China had such a strong run-up over the period, we trimmed several positions whose valuations we believed had reached unsustainable levels. We used the proceeds from these sales to invest in stocks that we thought offered better value. For example, we became more positive about the materials sector and added Aluminum Corp. of China Ltd. to the portfolio.

Emphasizing China’s domestic rebuilding and rising consumption trends

We are positive in our outlook for the Greater China economy and equity markets over the next several months. While we are concerned about the potential for a slowdown in the US economy and, more specifically, about US consumer spending, we believe this would have a relatively small impact on China’s export industry, as only about 8% of China’s exports go to US consumers. China’s central bank has raised interest rates and the reserve requirement ratio over the past year. However, the real interest rate (the current rate minus the rate of inflation) is approximately negative 2%. We believe that the interest-rate environment remains positive for equities, and we think that the government will continue to raise rates to neutralize this negative real interest rate and to prevent the economy from overheating. In terms of portfolio positioning for the next several months, we plan to continue to emphasize the domestic consumption and infrastructure development themes. As a result, the portfolio is overweight in the consumer discretionary, consumer staples and energy sectors. It also has relatively large positions in financials and industrial companies.

The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. A portfolio of stocks from a single region poses additional risks due to limited diversification.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 10 holdings

as of 08/31/07 (%)
China Mobile Ltd.	15.2
China Life Insurance Co., Ltd.	7.9
Petrochina Co., Ltd.	7.6
China Merchants Bank Co., Ltd.	5.4
China Petroleum & Chemical Corp.	4.3
Industrial & Commercial Bank of China	4.3
CNOOC Ltd.	3.8
Guangzhou R&F Properties Co., Ltd.	3.8
Aluminum Corp. of China Ltd.	3.8
China Shipping Development Co., Ltd.	2.5

Top 5 sectors

as of 08/31/07 (%)
Financials	30.4
Energy	19.9
Telecommunication Services	17.4
Industrials	13.9
Consumer - Discretionary	6.1

Holdings discussed in this report

as of 08/31/07 (%)
China Merchants Bank Co., Ltd.	5.4
Guangzhou R&F Properties Co., Ltd.	3.8
China Merchants Property Development Co., Ltd.	0.9
China Mobile Ltd.	15.2
China Mengniu Dairy Co., Ltd.	1.9
China Shipping Development Co., Ltd.	2.5
Aluminum Corp. of China Ltd.	3.8

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

6

Financial Statements – Columbia Greater China Fund

August 31, 2007

A guide to understanding your fund’s financial statements

Investment Portfolio	The investment portfolio details all of the fund’s holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund’s liabilities (including any unpaid expenses) from the total of the fund’s investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund’s net asset value per share was affected by the fund’s operating results. The financial highlights table also discloses the classes’ performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

7

Investment Portfolio – Columbia Greater China Fund

August 31, 2007

Common Stocks – 98.1%

		Shares	Value ($)
Consumer Discretionary – 6.1%
Automobiles – 1.8%	Dongfeng Motor Group Co. Ltd., Class H	4,780,000	3,095,676
	Great Wall Motor Co., Ltd., Class H	2,223,682	2,714,851

	Automobiles Total		5,810,527

Distributors – 2.8%	China Resources Enterprise Ltd.	1,100,000	4,485,967
	Li & Fung Ltd.	1,157,600	4,290,349

	Distributors Total		8,776,316

Hotels, Restaurants & Leisure – 0.1%	Home Inns & Hotels Management, Inc., ADR (a)	14,473	429,269

	Hotels, Restaurants & Leisure Total		429,269

Multiline Retail – 0.0%	New World Department Store China Ltd. (a)	61,000	47,485

	Multiline Retail Total		47,485

Specialty Retail – 1.3%	Belle International Holdings Ltd. (a)	346,000	397,132
	Esprit Holdings Ltd.	248,100	3,611,261

	Specialty Retail Total		4,008,393

Textiles, Apparel & Luxury Goods – 0.1%	Ports Design Ltd.	126,000	340,141

	Textiles, Apparel & Luxury Goods Total		340,141

Consumer Discretionary Total			19,412,131

Consumer Staples – 2.9%
Beverages – 0.2%	Yantai Changyu Pioneer Wine Co., Class B	143,010	832,642

	Beverages Total		832,642

Food Products – 2.4%	China Mengniu Dairy Co., Ltd.	1,607,000	6,048,675
	China Milk Products Group Ltd.	1,926,000	1,478,283

	Food Products Total		7,526,958

Personal Products – 0.3%	China Flavors & Fragrances Co., Ltd.	1,714,000	835,277

	Personal Products Total		835,277

Consumer Staples Total			9,194,877

Energy – 19.9%
Oil, Gas & Consumable Fuels – 19.9%	China Coal Energy Co., Class H (a)	494,000	974,360
	China Petroleum & Chemical Corp., Class H	12,694,000	13,837,374
	China Shenhua Energy Co., Ltd., Class H	1,780,500	7,717,825
	CNOOC Ltd.	10,016,500	12,241,797
	PetroChina Co., Ltd., Class H	16,444,000	24,040,782
	Yanzhou Coal Mining Co., Ltd., Class H	2,654,000	4,669,725

	Oil, Gas & Consumable Fuels Total		63,481,863

Energy Total			63,481,863

See Accompanying Notes to Financial Statements.

8

Columbia Greater China Fund

August 31, 2007

Common Stocks (continued)

		Shares	Value ($)
Financials – 30.4%
Commercial Banks – 12.7%	Bank of China Ltd., Class H	14,889,000	7,637,686
	China Citic Bank, Class H (a)	2,299,000	1,768,994
	China Merchants Bank Co., Ltd., Class H	4,550,800	17,099,824
	Industrial & Commercial Bank of China, Class H	21,075,000	13,783,960

	Commercial Banks Total		40,290,464

Insurance – 9.2%	China Life Insurance Co., Ltd., Class H	5,196,000	25,154,887
	Ping An Insurance (Group) Co., Ltd., Class H	409,500	4,259,033

	Insurance Total		29,413,920

Real Estate Management & Development – 8.5%	Cheung Kong Holdings Ltd.	133,000	1,954,666
	China Merchants Property Development Co., Ltd.	551,736	2,745,360
	Guangzhou R&F Properties Co. Ltd., Class H	3,003,600	12,133,579
	Shui On Land Ltd.	1,863,000	1,961,518
	Sun Hung Kai Properties Ltd.	208,000	2,779,504
	Swire Pacific Ltd., Class A	214,500	2,369,839
	Yanlord Land Group Ltd.	1,444,000	2,993,433

	Real Estate Management & Development Total		26,937,899

Financials Total			96,642,283

Health Care – 1.0%

Health Care Equipment & Supplies – 0.6%	Mindray Medical International Ltd., ADR	50,713	1,799,804

	Health Care Equipment & Supplies Total		1,799,804

Pharmaceuticals – 0.4%	China Shineway Pharmaceutical Group Ltd.	2,071,000	1,370,459

	Pharmaceuticals Total		1,370,459

Health Care Total			3,170,263

Industrials – 13.9%
Construction & Engineering – 0.5%	China Communications Construction Co., Ltd., Class H	748,425	1,618,237

	Construction & Engineering Total		1,618,237

Electrical Equipment – 5.2%	China High Speed Transmission Equipment Group Co. Ltd. (a)	71,000	115,820
	Dongfang Electrical Machinery Co., Ltd., Class H	484,000	3,258,674
	Harbin Power Equipment, Class H	2,546,000	5,524,526
	Shanghai Electric Group Co., Ltd., Class H	4,736,000	3,024,665
	Wasion Meters Group Ltd.	3,924,000	2,012,914
	Zhuzhou CSR Times Electric Co., Ltd., Class H	1,720,000	2,757,241

	Electrical Equipment Total		16,693,840

Machinery – 2.1%	Enric Energy Equipment Holdings Ltd. (a)	1,040,000	920,277
	Xinjiang Tianye Water Saving Irrigation System Co., Ltd., Class H	4,214,000	1,745,554
	Yangzijiang Shipbuilding Holdings Ltd. (a)	3,405,000	4,154,755

	Machinery Total		6,820,586

See Accompanying Notes to Financial Statements.

9

Columbia Greater China Fund

August 31, 2007

Common Stocks (continued)

		Shares	Value ($)
Industrials (continued)
Marine – 2.5%	China Shipping Development Co. Ltd., CLass H	2,590,000	7,838,772

	Marine Total		7,838,772

Transportation Infrastructure – 3.6%	Anhui Expressway Co., Ltd., Class H	1,600,000	1,356,306
	China Merchants Holdings International Co., Ltd.	822,000	4,295,717
	Jiangsu Expressway Co., Ltd., Class H	2,554,000	2,659,581
	Zhejiang Expressway Co., Ltd., Class H	2,252,000	2,992,019

	Transportation Infrastructure Total		11,303,623

Industrials Total			44,275,058

Information Technology – 2.7%
Electronic Equipment & Instruments – 0.3%	Hon Hai Precision Industry Co., Ltd.	156,854	1,164,522

	Electronic Equipment & Instruments Total		1,164,522

Semiconductors & Semiconductor Equipment – 0.6%	Taiwan Semiconductor Manufacturing Co., Ltd.	987,867	1,876,948

	Semiconductors & Semiconductor Equipment Total		1,876,948

Software – 1.8%	Kingdee International Software Group Co. Ltd.	1,417,000	1,352,007
	Perfect World Co., Ltd., ADR (a)	192,764	4,369,960

	Software Total		5,721,967

Information Technology Total			8,763,437

Materials – 3.8%
Metals & Mining – 3.8%	Aluminum Corp. of China Ltd.	4,334,000	11,949,882

	Metals & Mining Total		11,949,882

Materials Total			11,949,882

Telecommunication Services – 17.4%
Diversified Telecommunication Services – 2.2%	China Telecom Corp., Ltd., Class H	9,752,000	5,602,837
	Chunghwa Telecom Co., Ltd.	748,902	1,329,868

	Diversified Telecommunication Services Total		6,932,705

Wireless Telecommunication Services – 15.2%	China Mobile Ltd.	3,559,500	48,478,567

	Wireless Telecommunication Services Total		48,478,567

Telecommunication Services Total			55,411,272
	Total Common Stocks (Cost of $149,284,835)		312,301,066

See Accompanying Notes to Financial Statements.

10

Columbia Greater China Fund

August 31, 2007

Common Stocks (continued)

		Par ($)	Value ($)
Short-Term Obligation – 1.8%
	Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/07, due on 09/04/07 at 5.030%, collateralized by a U.S. Treasury Obligation maturing 05/15/08, market value of $5,791,250 (repurchase proceeds $5,679,172)	5,676,000	5,676,000

	Total Short-Term Obligation (Cost of $5,676,000)		5,676,000

	Total Investments – 99.9% (Cost of $154,960,835) (b)		317,977,066

	Other Assets & Liabilities, Net – 0.1%		267,249

	Net Assets – 100.0%		318,244,315

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $156,232,535.

The Fund was invested in the following countries at August 31, 2007:

Country (Unaudited)	Value	% of Total Investments
China	$221,468,375	69.6
Hong Kong	82,306,599	25.9
United States*	5,676,000	1.8
Taiwan	4,371,338	1.4
Singapore	4,154,754	1.3

	317,977,066	100.0

* Represents short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

At August 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	30.4
Energy	19.9
Telecommunication Services	17.4
Industrials	13.9
Consumer Discretionary	6.1
Materials	3.8
Consumer Staples	2.9
Information Technology	2.7
Health Care	1.0

98.1
Short-Term Obligation	1.8
Other Assets & Liabilities, Net	0.1

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Greater China Fund

August 31, 2007

		($)
Assets	Investments, at cost	154,960,835

	Investments, at value	317,977,066
	Cash	387
	Foreign currency (cost of $3,122,386)	3,122,197
	Receivable for:
	Fund shares sold	1,314,311
	Interest	793
	Dividends	41,577
	Deferred Trustees’ compensation plan	16,528

	Total Assets	322,472,859

Liabilities	Payable for:
	Investments purchased	3,063,109
	Fund shares repurchased	593,917
	Investment advisory fee	230,136
	Transfer agent fee	43,469
	Pricing and bookkeeping fees	11,177
	Trustees’ fees	2,144
	Custody fee	60,000
	Distribution and service fees	99,036
	Chief compliance officer expenses	138
	Deferred Trustees’ compensation plan	16,528
	Other liabilities	108,890

	Total Liabilities	4,228,544

	Net Assets	318,244,315

Net Assets Consist of	Paid-in capital	155,583,477
	Undistributed net investment income	408,943
	Accumulated net realized loss	(764,574)
	Net unrealized appreciation on:
	Investments	163,016,231
	Foreign currency translations	238

	Net Assets	318,244,315

Class A	Net assets	$179,901,614
	Shares outstanding	3,060,482
	Net asset value per share	$58.78	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share	$62.37	(b)
Class B
	Net assets	$33,502,098
	Shares outstanding	584,816
	Net asset value and offering price per share	$57.29	(a)
Class C
	Net assets	$51,937,879
	Shares outstanding	894,778
	Net asset value and offering price per share	$58.05	(a)
Class Z
	Net assets	$52,902,724
	Shares outstanding	866,600
	Net asset value, offering and redemption price per share	$61.05	(a)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and /or any applicable redemption fees.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Greater China Fund

For the Year Ended August 31, 2007

		($)
Investment Income	Dividends	4,878,487
	Interest	226,966
	Foreign tax withheld	(51,427)

	Total Investment Income	5,054,026

Expenses	Investment advisory fee	2,198,923
	Distribution fee:
	Class B	183,617
	Class C	273,453
	Service fee:
	Class A	336,706
	Class B	61,206
	Class C	91,151
	Transfer agent fee	301,491
	Pricing and bookkeeping fees	101,058
	Trustees’ fees	20,346
	Custody fee	220,018
	Chief compliance officer expenses	455
	Other expenses	269,812

	Expenses before interest expense	4,058,236
	Interest expense	3,427

	Total Expenses	4,061,663

	Expense reduction	(3,112)

	Net Expenses	4,058,551

	Net Investment Income	995,475

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	23,391,462
	Foreign currency transactions	(19,979)

	Net realized gain	23,371,483

	Net change in unrealized appreciation on:
	Investments	117,682,786
	Foreign currency translations	1,344

	Net change in unrealized appreciation	117,684,130

	Net Gain	141,055,613

	Net Increase Resulting from Operations	142,051,088

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Greater China Fund

Increase (Decrease) in Net Assets:	Year Ended August 31,	2007 ($)	2006 ($)
Operations	Net investment income	995,475	844,128
	Net realized gain on investments and foreign currency transactions	23,371,483	6,803,941
	Net change in unrealized appreciation on investments and foreign currency translations	117,684,130	22,218,796

	Net Increase Resulting from Operations	142,051,088	29,866,865

Distributions to Shareholders	From net investment income:
	Class A	(768,683)	(989,679)
	Class B	(4,865)	(139,342)
	Class C	(6,946)	(164,858)
	Class Z	(232,689)	(181,558)

	Total Distributions to Shareholders	(1,013,183)	(1,475,437)

Share Transactions	Class A:
	Subscriptions	66,437,292	27,817,205
	Distributions reinvested	586,557	790,677
	Redemptions	(53,775,840)	(14,974,466)

	Net Increase	13,248,009	13,633,416

	Class B:
	Subscriptions	8,367,025	4,014,279
	Distributions reinvested	3,540	98,809
	Redemptions	(7,077,338)	(3,312,272)

	Net Increase	1,293,227	800,816

	Class C:
	Subscriptions	21,967,604	7,539,811
	Distributions reinvested	4,881	121,526
	Redemptions	(14,578,840)	(3,743,795)

	Net Increase	7,393,645	3,917,542

	Class Z:
	Subscriptions	27,795,899	9,777,827
	Distributions reinvested	144,105	133,297
	Redemptions	(16,531,539)	(2,479,717)

	Net Increase	11,408,465	7,431,407
	Net Increase from Share Transactions	33,343,346	25,783,181
	Redemption fees	145,677	23,219

	Total Increase in Net Assets	174,526,928	54,197,828

Net Assets	Beginning of period	143,717,387	89,519,559
	End of period	318,244,315	143,717,387
	Undistributed net investment income at end of period	408,943	396,489

See Accompanying Notes to Financial Statements.

14

Columbia Greater China Fund

	Year Ended August 31,	2007	2006
Changes in Shares	Class A:
	Subscriptions	1,598,093	968,912
	Issued for distributions reinvested	14,734	31,129
	Redemptions	(1,200,888)	(538,245)

	Net Increase	411,939	461,796

	Class B:
	Subscriptions	201,821	142,689
	Issued for distributions reinvested	91	3,963
	Redemptions	(168,647)	(120,972)

	Net Increase	33,265	25,680

	Class C:
	Subscriptions	527,396	265,002
	Issued for distributions reinvested	123	4,811
	Redemptions	(337,174)	(132,451)

	Net Increase	190,345	137,362

	Class Z:
	Subscriptions	625,073	327,510
	Issued for distributions reinvested	3,492	5,065
	Redemptions	(360,691)	(86,003)

	Net Increase	267,874	246,572

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Greater China Fund

Selected data for a fund share outstanding throughout each period is as follows:

Class A Shares
	Year Ended August 31,
	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$31.90		$24.68		$20.64		$17.88		$14.29

Income from Investment Operations:
Net investment income (a)	0.26		0.26		0.31		0.17		0.14
Net realized and unrealized gain on investments and foreign currency	26.86		7.41		3.94		2.70		3.53

Total from Investment Operations	27.12		7.67		4.25		2.87		3.67

Less Distributions to Shareholders:
From net investment income	(0.24)		(0.45)		(0.21)		(0.11)		(0.08)

Redemption fees:
Redemption fees added to paid-in-capital	—	(a)(c)	—	(a)(c)	—	(a)(c)	—	(a)(c)	—

Net Asset Value, End of Period	$58.78		$31.90		$24.68		$20.64		$17.88
Total return (d)	85.39%		31.55	%(e)(f)	20.66%		16.11%		25.84	%(e)

Ratios to Average Net Assets/Supplemental Data:
Expenses before interest expense (g)	1.59%		1.73%		1.76%		1.89%		2.15%
Interest expense	—	%(b)	—		—		—		—	%(b)
Net expenses (g)	1.59%		1.73%		1.76%		1.89%		2.15%
Waiver/reimbursement	—		0.01%		—		—		0.37%
Net investment income (g)	0.61%		0.93%		1.35%		0.84%		0.97%
Portfolio turnover rate	36%		32%		24%		25%		33%
Net assets, end of period (000’s)	$179,902		$84,492		$53,975		$47,282		$42,685

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than 0.01%.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Greater China Fund

Selected data for a fund share outstanding throughout each period is as follows:

Class B Shares
	Year Ended August 31,
	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$31.14		$24.11		$20.18		$17.51		$14.02

Income from Investment Operations:
Net investment income (loss) (a)	(0.06)		0.05		0.14		0.05		0.04
Net realized and unrealized gain on investments and foreign currency	26.22		7.25		3.85		2.62		3.45

Total from Investment Operations	26.16		7.30		3.99		2.67		3.49

Less Distributions to Shareholders:
From net investment income	(0.01)		(0.27)		(0.06)		—		—

Redemption fees:
Redemption fees added to paid-in-capital	—	(a)(c)	—	(a)(c)	—	(a)(c)	—	(a)(c)	—

Net Asset Value, End of Period	$57.29		$31.14		$24.11		$20.18		$17.51
Total return (d)	84.01%		30.57	%(e)(f)	19.77%		15.25%		24.89	%(e)

Ratios to Average Net Assets/Supplemental Data:
Expenses before interest expense (g)	2.34%		2.48%		2.51%		2.64%		2.90%
Interest expense	—	%(b)	—		—		—		—	%(b)
Net expenses (g)	2.34%		2.48%		2.51%		2.64%		2.90%
Waiver/reimbursement	—		0.01%		—		—		0.37%
Net investment income (loss) (g)	(0.14)%		0.19%		0.60%		0.23%		0.30%
Portfolio turnover rate	36%		32%		24%		25%		33%
Net assets, end of period (000’s)	$33,502		$17,176		$12,680		$10,471		$5,121

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than 0.01%.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Greater China Fund

Selected data for a fund share outstanding throughout each period is as follows:

Class C Shares
	Year Ended August 31,
	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$31.56		$24.43		$20.45		$17.76		$14.22

Income from Investment Operations:
Net investment income (loss) (a)	(0.07)		0.05		0.14		0.04		0.05
Net realized and unrealized gain on investments and foreign currency	26.57		7.35		3.90		2.65		3.49

Total from Investment Operations	26.50		7.40		4.04		2.69		3.54

Less Distributions to Shareholders:
From net investment income	(0.01)		(0.27)		(0.06)		—		—

Redemption fees:
Redemption fees added to paid-in-capital	—	(a)(c)	—	(a)(c)	—	(a)(c)	—	(a)(c)	—

Net Asset Value, End of Period	$58.05		$31.56		$24.43		$20.45		$17.76
Total return (d)	83.97%		30.58	%(e)(f)	19.75%		15.15%		24.89	%(e)

Ratios to Average Net Assets/Supplemental Data:
Expenses before interest expense (g)	2.34%		2.48%		2.51%		2.64%		2.90%
Interest expense	—	%(b)	—		—		—		—	%(b)
Net expenses (g)	2.34%		2.48%		2.51%		2.64%		2.90%
Waiver/reimbursement	—		0.01%		—		—		0.37%
Net investment income (loss) (g)	(0.17)%		0.20%		0.60%		0.20%		0.35%
Portfolio turnover rate	36%		32%		24%		25%		33%
Net assets, end of period (000’s)	$51,938		$22,229		$13,853		$9,436		$3,316

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than 0.01%.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Greater China Fund

Selected data for a fund share outstanding throughout each period is as follows:

Class Z Shares
	Year Ended August 31,
	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$33.10		$25.59		$21.38		$18.51		$14.41

Income from Investment Operations:
Net investment income (a)	0.37		0.37		0.40		0.22		0.11
Net realized and unrealized gain on investments and foreign currency	27.90		7.65		4.07		2.81		4.10

Total from Investment Operations	28.27		8.02		4.47		3.03		4.21

Less Distributions to Shareholders:
From net investment income	(0.32)		(0.51)		(0.26)		(0.16)		(0.12)

Redemption fees:
Redemption fees added to paid-in-capital	—	(a)(c)	—	(a)(c)	—	(a)(c)	—	(a)(c)	0.01

Net Asset Value, End of Period	$61.05		$33.10		$25.59		$21.38		$18.51
Total return (d)	85.88%		31.86	%(e)(f)	21.00%		16.44%		29.51	%(e)

Ratios to Average Net Assets/Supplemental Data:
Expenses before interest expense (g)	1.34%		1.48%		1.51%		1.64%		1.90%
Interest expense	—	%(b)	—		—		—		—	%(b)
Net expenses (g)	1.34%		1.48%		1.51%		1.64%		1.90%
Waiver/reimbursement	—		0.01%		—		—		0.37%
Net investment income (g)	0.82%		1.25%		1.60%		1.06%		0.70%
Portfolio turnover rate	36%		32%		24%		25%		33%
Net assets, end of period (000’s)	$52,903		$19,821		$9,012		$5,182		$1,996

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than 0.01%.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia Greater China Fund

August 31, 2007

Note 1. Organization

Columbia Greater China Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a non-diversified fund. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks long-term growth of capital.

Fund Shares

The Trust may issue an unlimited number of shares, and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and, as applicable, sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares sold within twelve months of the time of purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their “fair value” using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for this security.

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Columbia Greater China Fund

August 31, 2007

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of

21

Columbia Greater China Fund

August 31, 2007

actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and Passive Foreign Investment Company (PFIC) adjustments were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$30,162	$17,971	$(48,133)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2007 and August 31, 2006 was as follows:

	August 31, 2007	August 31, 2006
Distributions paid from:
Ordinary Income*	$1,013,183	$1,475,437

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)*
$1,698,351	$161,744,531

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at August 31, 2007, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$162,719,819
Unrealized depreciation	(975,288)
Net unrealized appreciation	$161,744,531

The following capital loss carryforwards, determined as of August 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2010	$764,574

Capital loss carryforwards of $23,380,084 were utilized during the year ended August 31, 2007. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory

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Columbia Greater China Fund

August 31, 2007

fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.95%
$1 billion to $1.5 billion	0.87%
$1.5 billion to $3 billion	0.82%
$3 billion to $6 billion	0.77%
Over $6 billion	0.72%

For the year ended August 31, 2007, the Fund’s annualized effective investment advisory fee rate was 0.95% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under its pricing and bookkeeping agreement with the Fund, Columbia was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended August 31, 2007, the total amounts paid and payable to affiliates by the Fund under these agreements were $38,110 and $1,512, respectively.

Transfer Agent Fees

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

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Columbia Greater China Fund

August 31, 2007

An annual minimum account balance fee of $20 may apply on certain accounts with a value below the initial minimum investment requirements for such accounts to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations. For the year ended August 31, 2007, these minimum account balance fees reduced total expenses by $1,211.

For the year ended August 31, 2007, the Fund’s effective transfer agent fee rate, inclusive of out-of-pocket expenses, sub-transfer agent fees and net of minimum account balance fees, was 0.13% of the Fund’s average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the year ended August 31, 2007, the Distributor has retained net underwriting discounts of $127,776 on sales of the Fund’s Class A shares and received net CDSC fees of $1,900, $51,861 and $37,304 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a Rule 12b-1 plan (the “Plan”), which requires the payment of a monthly service fee to the Distributor at the annual rate of up to 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of up to 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended August 31, 2007, these credits reduced total expenses by $1,901 for the Fund.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Portfolio Information

For the year ended August 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $113,195,909 and $82,902,768, respectively.

Note 6. Redemption Fees

The Fund assesses a 2% redemption fee on the proceeds of Fund shares held for 60 days or less. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. For the year ended August 31, 2007, the redemption fees for the Class A, Class B, Class C and Class Z shares of the Fund amounted to $84,977, $14,955, $22,739, and $23,006, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued

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Columbia Greater China Fund

August 31, 2007

and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in “Other expenses” in the Statement of Operations.

For the year ended August 31, 2007, the average daily loan balance outstanding on days where borrowings existed was $1,384,615 at a weighted average interest rate of 5.86%.

Note 8. Shares of Beneficial Interest

As of August 31, 2007 the Fund had one shareholder that held 5.2% of the Fund’s shares outstanding. These shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

As of August 31, 2007, the Fund had two shareholders that held 18.5% of the Fund’s shares outstanding over which BOA and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration

Because the Fund’s investments are concentrated in the Greater China Region, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

Sector Focus

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less concentrated.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain

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Columbia Greater China Fund

August 31, 2007

governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On September 18, 2007, the District Court approved the settlement, to be effective following the expiration of the appeal period. The funds’ adviser and/or its affiliates will be required, pursuant to the settlement, to make certain payments including plaintiffs’ attorneys’ fees and costs of notice to class members.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of the Columbia Funds Series Trust I and the Shareholders of Columbia Greater China Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Greater China Fund (the “Fund”) (a series of Columbia Funds Series Trust I), at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2007

27

Unaudited Information – Columbia Greater China Fund

Federal Income Tax Information

Foreign taxes paid during the fiscal year ended August 31, 2007, amounting to $51,427 ($0.01 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending August 31, 2007.

Gross income derived from sources within foreign countries amounted to $4,780,483 ($0.88 per share) for the fiscal year ended August 31, 2007.

For non-corporate shareholders, 87.17% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the fund for the period September 1, 2006 to August 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

28

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)

Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

[1]

In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the “Liberty Board”). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the “Columbia Board”) and of the CMG Fund Trust (the “CMG Funds Board”); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

29

Fund Governance (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)

President, St. Michaels College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustees

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader’s Digest (publishing)

[2]	Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

[3]	Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

30

Fund Governance (continued)

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, Inc., since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

31

Fund Governance (continued)

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October, 2004; Vice President–Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

32

Important Information About This Report

Columbia Greater China Fund

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Greater China Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risks, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

33

Columbia Greater China Fund

Annual Report – August 31, 2007

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/135404-0807 (10/07) 07/44725

Columbia Federal Securities Fund

Annual Report – August 31, 2007

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message – Columbia Federal Securities Fund

Dear Shareholder:

Every six months, you receive a shareholder report for your Columbia Funds investment. We strive to bring you the information you need to make intelligent, informed investment decisions, in an attractive, easy-to-understand format.

We know that for many investors, the information contained in shareholder reports can seem very technical, so we would like to take this opportunity to walk you through some of the sections in the beginning of your shareholder report, explain their purpose and point out some of the highlights we think you’ll find useful. In future reports, we will discuss how to use the financial statements in your shareholder reports.

Performance Information

One of the first sections in your shareholder report is the Performance Information section, which contains several tables that illustrate how your fund has performed over time. These tables can be very useful for evaluating how your fund has performed versus its benchmark, though it’s important to remember that past performance is not an indicator of future results.

Understanding Your Expenses

This section explains the ongoing costs associated with your Columbia Funds investment. It includes both general information about mutual fund expenses and specific information pertinent to your fund.

You can use the information to estimate the expenses you paid over the reporting period. You will need your account balance at the end of the period, which can be found by checking your most recent account statement, logging onto your account at www.columbiafunds.com, calling our service center at 800.345.6611 or contacting your financial advisor. Once you have your balance, the section explains how to calculate your estimated expenses step by step.

Portfolio Manager’s Report

The Portfolio Manager’s Report is where you will find your portfolio manager’s thoughts on what happened during the reporting period. Commentary from your portfolio manager(s) includes a summary of the fund’s performance, along with a comparison of the fund’s performance versus the relevant peer group and benchmark indices.

The portfolio manager will also discuss market conditions that impacted the fund, as well as the investment strategy during the period. Please note: In semiannual reports, the portfolio manager’s comments are included in the Fund Profile section.

Other Information

Every shareholder report includes a page containing “Important Information About This Report,” which includes instructions for requesting additional copies of the shareholder report, as well as contact information for the fund’s Transfer Agent, Distributor and Investment Advisor.

Annual reports contain additional information, such as an independent registered public accounting firm’s report and biographies of the fund’s trustees and officers. This information is not included in semiannual reports.

Shareholder reports can be delivered to you electronically through our eDelivery service. Using eDelivery can help your fund save money while at the same time preserve precious natural resources. For even more information about your fund, visit our Web site at www.columbiafunds.com. There you will find prospectuses, shareholder reports and fund fact sheets for all of the funds in the Columbia Funds family.

We hope this guide to your shareholder report will help you get the most out of this important resource. Thank you for your business, and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Fund Profile – Columbia Federal Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/2007

+3.73% Class A shares (without sales charge)

+5.57% Citigroup Government/Mortgage Index

Morningstar Style Box

Duration

Summary

■	For the 12-month period ended August 31, 2007, the fund’s Class A shares returned 3.73% without sales charge.

■

The fund’s return was lower than the return of its benchmark, the Citigroup Government/Mortgage Index[1], and the average return of its peer group, the Lipper General U.S. Government Funds Classification[2].

■	We believe that the fund’s relative performance was hurt by its above-index weight to mortgage-backed securities, which underperformed Treasurys during the period.

Portfolio Management

Jonathan P. Carlson has managed Columbia Federal Securities Fund since June 2007 and has been with the advisor since June 2007.

[1]

The Citigroup Government/Mortgage Index is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Government Index tracks the performance of the Treasury and government-sponsored indices within the U.S. Broad Investment Grade (BIG) Bond Index. The Mortgage Index tracks the performance of the mortgage component of the BIG Bond Index, comprising 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund’s investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 06/30/2007.

1

Portfolio Management

Economic Update – Columbia Federal Securities Fund

Summary

For the 12-month period that ended August 31, 2007

■

Despite volatility, the Lehman Brothers U.S. Aggregate Bond Index delivered a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the US fixed-income markets.

Lehman Index	Merrill Lynch Index

5.26%	6.45%

■	The broad US stock market, as measured by the S&P 500 Index, returned 15.13%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

S&P Index	MSCI Index

15.13%	18.71%

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Despite an uptick early in 2007, the US economy experienced subpar growth for most of the 12-month period that began September 1, 2006 and ended August 31, 2007. An already fragile housing sector struggled to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. Job growth sagged during the early summer months. Consumer spending growth tracked lower in the final months of the period, and consumer confidence retreated from a six-year high.

In mid-August, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate — the rate at which the Fed loans money to member banks. As the period ended, the Fed was expected to cut another key short-term rate — the federal funds rate — to further loosen the reins on credit and inspire confidence, both at home and abroad.

Bonds delivered respectable gains

The US bond market seesawed during the 12-month period. Early in the period, as investors anticipated a Fed rate cut, bond prices rose and yields declined across the maturity spectrum. However, a rate cut became less likely when the economy perked up in the second quarter of 2007, sending bond prices lower while yields rose. Then, in the final months of the period, yields fell and higher quality bond prices rose as investors retreated from riskier investments to the safety of the US Treasury market. The benchmark 10-year US Treasury yield ended the period at 4.53% — lower than a year ago. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned a respectable 5.26%. High-yield bonds continued to lead the fixed-income markets. However, their gains were cut short near the end of the period. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 6.45%.

Despite volatility, stocks advanced broadly

Against a shifting economic backdrop, corporate profits were better than expected in the first half of 2007 and the US stock market staged a broad rally that took all major stock market averages higher for the 12-month period. However, the volatility that rocked the credit markets midway through the summer spilled over to the stock market and claimed some of its earlier gains. The S&P 500 Index returned 15.13%. Large- and mid-cap stocks outperformed small-cap stocks, as measured by their respective Russell indices1. Growth stocks outperformed value stocks by a significant margin. Generally speaking, foreign stock markets outperformed the US market. The Morgan Stanley Capital International EAFE Index, a broad measure of stock market performance in developed countries, returned 18.71% for the period.

[1]

The Russell 1000 Index tracks the performance of 1,000 of the largest US companies, based on market capitalization. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2

Performance Information – Columbia Federal Securities Fund

Growth of a $10,000 investment 09/01/97 – 08/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Federal Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Citigroup Government/Mortgage Index is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Government Index tracks the performance of the Treasury and government-sponsored indices within the U.S. Broad Investment Grade (BIG) Bond Index. The Mortgage Index tracks the performance of the mortgage component of the BIG Bond Index, comprising 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/97 – 08/31/07 ($)

Sales charge	without	with
Class A	16,397	15,618
Class B	15,219	15,219
Class C	15,448	15,448
Class Z	16,753	n/a

Average annual total return as of 08/31/07 (%)

Share class	A		B		C		Z
Inception	03/30/84		06/08/92		08/01/97		01/11/99
Sales charge	without	with	without	with	without	with	without
1- year	3.73	-1.20	2.96	–2.01	3.11	2.12	3.99
5- year	3.13	2.13	2.36	2.02	2.52	2.52	3.39
10- year	5.07	4.56	4.29	4.29	4.44	4.44	5.30

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1- year	3.33	-1.58	2.56	-2.38	2.72	1.73	3.59
5- year	2.88	1.88	2.12	1.77	2.27	2.27	3.14
10- year	4.95	4.44	4.17	4.17	4.32	4.32	5.17

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.98
Class B	1.73
Class C	1.73
Class Z	0.73

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or the redemption of fund shares.

Class Z is a newer class of shares. Class Z share performance information includes returns of the fund’s Class A shares (the oldest existing fund class) for periods prior to the inception of the Class Z shares. These returns have not been adjusted to reflect any difference in expenses (such as Rule 12b-1 fees) between the predecessor shares and the newer class of shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class of shares would have been different. Class A shares were initially offered on March 30, 1984, Class B shares were initially offered on June 8, 1992, Class C shares were initially offered on August 1, 1997 and Class Z shares were initially offered on January 11, 1999.

3

Understanding Your Expenses – Columbia Federal Securities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

A minimum account balance fee of $20 that is charged once per year may be assessed if the value of your account falls below the minimum initial investment applicable to you. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/07 – 08/31/07

	Account value at the beginning of the period		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,006.10	1,020.32	4.90	4.94	0.97
Class B	1,000.00	1,000.00	1,002.32	1,016.53	8.68	8.74	1.72
Class C	1,000.00	1,000.00	1,003.02	1,017.29	7.93	7.98	1.57
Class Z	1,000.00	1,000.00	1,007.31	1,021.58	3.64	3.67	0.72

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Manager’s Report – Columbia Federal Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/07 ($)
Class A	10.30
Class B	10.30
Class C	10.30
Class Z	10.30

Distributions declared per share

09/01/06 – 08/31/07 ($)
Class A	0.46
Class B	0.38
Class C	0.40
Class Z	0.49

For the 12-month period that ended August 31, 2007, Columbia Federal Securities Fund Class A shares returned 3.73% without sales charge. This was lower than the return of the fund’s benchmark, the Citigroup Government/Mortgage Index1 , which returned 5.57%. The fund also underperformed the average return of its peer group, the Lipper General U.S. Government Funds Classification2, which returned 4.08%. We believe the fund’s above-index weight in mortgage-backed securities generally accounted for its performance shortfall as mortgage-backed securities underperformed Treasurys during the period.

Mortgage-backed securities suffered from subprime contagion

Prices in the mortgage-backed sector of the bond market suffered when investors sold non-Treasury issues to reduce overall risk and offset losses in subprime mortgage-backed bonds, which were hit by a sharp increase in loan delinquencies among less creditworthy home buyers. This negatively affected the fund’s return because the fund held a higher-than-benchmark weight in mortgage-backed securities, which were punished across the board even though the level of credit risk of the fund’s holdings was substantially lower than the extremely high level of risk associated with subprime issues. While the fund itself had minimal exposure to the subprime sector, two of its largest holdings were directly affected: Nomura Asset Acceptance Corp., Japan’s largest brokerage firm, and Suntrust Alternative Loan Trust. We held onto Nomura, which actively reduced its exposure to the US subprime-mortgage market, but we sold Suntrust during the period.

To potentially boost yield and returns, we intend to continue to own a sizable position in mortgage related securities over the long term. However, based on the current market environment, we reduced the fund’s overall position in non-Treasury bonds, including mortgage-backed securities and asset-backed securities. We used the proceeds to purchase short-term Treasurys, which we believe currently have the most attractive risk/return profile in the bond market. Within the fund’s remaining mortgage position — which at 39.5% of the portfolio was its smallest in three years — we have emphasized agency issues, such as Fannie Mae, and higher coupon, longer-maturity issues, such as 30-year mortgage bonds with coupons in the 6.0%-6.5% range. In general, these issues outperformed the lower coupon issues that the fund sold and, thus, this strategy helped bolster returns toward the end of the period.

[1]

The Citigroup Government/Mortgage Index is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Government Index tracks the performance of the Treasury and government-sponsored indices within the U.S. Broad Investment Grade (BIG) Bond Index. The Mortgage Index tracks the performance of the mortgage component of the BIG Bond Index, comprising 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

5

Portfolio Manager’s Report (continued) – Columbia Federal Securities Fund

Intermediate positioning and long duration dampened returns

An emphasis on intermediate-term securities hampered the fund’s return during the period when intermediate and longer-term yields rose and prices fell. The fund’s duration was generally longer than both the index and its peers, which also hurt returns slightly overall. Duration is a measure of interest rate sensitivity. We tend to lengthen duration when we believe interest rates will decline. If we are correct, this can boost returns. If, however, rates move upwards and prices decline — as they did during much of the period — a longer duration can hamper performance.

Facing economic uncertainty

With growing market liquidity problems and weaker-than-anticipated economic data, the odds of continued macro-economic weakness in the United States appear to be rising. Against this backdrop, we remain steadfast in our belief that interest rates are more likely to fall than rise over the next year. This view is bolstered by our expectations for a continued benign inflationary picture through the end of 2007. Should the Federal Reserve look poised to cut rates further into 2008, we intend to further lengthen the portfolio’s duration to potentially take advantage of the continued rally in Treasury prices. We also intend to maintain the portfolio’s lower weight in mortgage-backed and asset-backed issues. Once emotion subsides and liquidity returns, we intend to increase the fund’s exposure to these sectors, with an emphasis on what we believe to be attractively valued agency mortgage-backed issues with solid prospects.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

30-day SEC yields

as of 08/31/07 (%)
Class A	4.27
Class B	3.69
Class C	3.84
Class Z	4.75

The 30-day SEC yields reflect the portfolio’s earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Average life breakdown

as of 08/31/07 (%)
0-1 years	4.6
0-5 years	63.3
5-10 years	10.0
10-20 years	14.5
20+ years	7.6

Average life is the expected maturity of a bond and is calculated as a percentage of senior securities.

Top 5 Sectors

as of 08/31/07 (%)
Government & Agency Obligations	47.5
Mortgage-Backed Securities	38.3
Asset-Backed Securities	9.5
Collateralized Mortgage Obligations	3.7
Commercial Mortgage-Backed Securities	0.9

Table excludes investments in collateral for securities lending and short-term obligation.

Holdings discussed in this report

as of 8/31/07 (%)
Nomura Asset Acceptance Corp.	0.3
Fannie Mae (multiple pools)	24.0

Your fund is actively managed and the sector breakdown of its portfolio will change over time. Sector breakdown and holdings discussed are calculated as a percentage of net assets.

6

Investment Portfolio – Columbia Federal Securities Fund

August 31, 2007

Government & Agency Obligations – 47.5%

		Par ($)	Value ($)
U.S. Government Agencies – 4.3%
AID-Israel	5.500% 04/26/24	10,000,000	10,271,070

Federal Home Loan Bank	3.875% 06/14/13 (a)	1,750,000	1,662,197
	5.375% 07/17/09	10,000,000	10,104,340

Small Business Administration	5.360% 11/01/26	8,839,526	8,839,652
	7.600% 01/01/12	126,551	128,704
	8.200% 10/01/11	85,037	86,334
	8.250% 11/01/11	300,565	305,677
	8.650% 11/01/14	370,551	383,848
	8.850% 08/01/11	12,094	12,374
	9.150% 07/01/11	76,806	78,528

	U.S. Government Agencies Total		31,872,724

U.S. Government Obligations – 43.2%
U.S. Treasury Bonds	5.500% 08/15/28 (a)	52,085,000	56,325,032
	6.500% 11/15/26 (a)(b)	26,944,000	32,364,378
	6.750% 08/15/26 (a)	12,888,000	15,847,201
	6.875% 08/15/25 (a)	3,900,000	4,824,725
	7.125% 02/15/23 (a)	11,619,000	14,468,374
	7.250% 08/15/22 (a)	2,596,000	3,255,545
	8.750% 08/15/20 (a)	11,446,000	15,765,972

U.S. Treasury Notes	5.000% 02/15/11 (a)	78,313,000	80,454,391
	6.500% 02/15/10 (a)	88,643,000	93,317,500

U.S. Treasury STRIPS	(c) 02/15/09 (a)	5,500,000	5,185,669

	U.S. Government Obligations Total		321,808,787
	Total Government & Agency Obligations (Cost of $344,519,287)		353,681,511

Mortgage-Backed Securities – 38.3%
Federal Home Loan Mortgage Corp.	5.770% 02/01/18 (d)	19,535	19,627
	6.455% 07/01/19 (d)	42,328	42,419
	6.796% 05/01/18 (d)	28,754	28,820
	7.000% 08/01/29	13	14
	7.500% 08/01/08	563	564
	7.500% 10/01/11	10,131	10,365
	7.500% 03/01/16	10,885	11,106
	8.000% 12/01/07	112	112
	8.000% 06/01/09	4,140	4,157
	8.000% 07/01/09	15,777	16,051
	8.000% 09/01/09	27,156	27,653
	8.000% 05/01/10	8,755	8,965
	8.000% 01/01/11	2,786	2,808
	8.000% 12/01/11	57,940	58,849
	8.000% 05/01/16	19,709	19,969
	8.000% 04/01/17	65,491	68,369
	8.500% 12/01/07	2,170	2,175

See Accompanying Notes to Financial Statements.

7

Columbia Federal Securities Fund

August 31, 2007

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Federal Home Loan Mortgage Corp. (continued)	8.500% 01/01/08	373	375
	8.500% 02/01/08	247	248
	8.500% 03/01/08	115	117
	8.500% 10/01/08	676	679
	8.500% 05/01/09	4,994	5,054
	8.500% 01/01/10	3,727	3,855
	8.500% 07/01/10	2,105	2,122
	8.500% 03/01/17	5,498	5,836
	8.500% 06/01/17	334	355
	8.500% 09/01/17	20,979	22,136
	8.500% 09/01/20	58,389	61,611
	8.750% 12/01/07	41	41
	8.750% 05/01/08	189	191
	8.750% 08/01/08	271	273
	8.750% 10/01/08	2,810	2,818
	8.750% 03/01/09	9,169	9,440
	8.750% 11/01/09	8,793	8,922
	9.000% 12/01/08	745	757
	9.000% 05/01/09	15,846	16,075
	9.000% 06/01/09	909	930
	9.000% 07/01/09	37,415	38,622
	9.000% 06/01/11	649	682
	9.000% 12/01/16	3,906	4,172
	9.000% 12/01/18	21,235	22,160
	9.000% 01/01/22	84,560	90,999
	9.250% 10/01/08	1,024	1,042
	9.250% 11/01/08	5,033	5,120
	9.250% 03/01/09	348	349
	9.250% 01/01/10	38,937	39,606
	9.250% 03/01/10	12,563	13,128
	9.250% 07/01/10	827	855
	9.250% 10/01/10	18,992	19,845
	9.250% 11/01/10	2,288	2,296
	9.250% 10/01/19	17,279	18,606
	9.500% 10/01/08	2,759	2,810
	9.500% 11/01/08	3,117	3,174
	9.500% 02/01/09	4,302	4,319
	9.500% 06/01/09	16,031	16,325
	9.500% 07/01/09	2,452	2,541
	9.500% 08/01/09	9,003	9,331
	9.500% 04/01/11	6,472	6,838
	9.500% 05/01/12	7,639	8,124
	9.500% 04/01/16	1,169	1,257
	9.500% 07/01/16	1,052	1,139
	9.500% 09/01/16	1,334	1,436
	9.500% 10/01/16	5,264	5,681
	9.500% 04/01/18	4,792	4,822
	9.500% 06/01/20	831	905
	9.500% 09/01/20	411	444

See Accompanying Notes to Financial Statements.

8

Columbia Federal Securities Fund

August 31, 2007

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Federal Home Loan Mortgage Corp. (continued)	9.500% 06/01/21	12,362	13,372
	9.750% 11/01/08	746	762
	9.750% 12/01/08	6,488	6,631
	9.750% 04/01/09	7,523	7,688
	9.750% 09/01/16	8,837	9,573
	10.000% 09/01/18	1,898	2,065
	10.000% 11/01/19	41,138	46,038
	10.250% 06/01/09	1,741	1,829
	10.250% 09/01/09	5,241	5,448
	10.250% 10/01/09	14,736	15,094
	10.250% 06/01/10	24,621	25,835
	10.250% 10/01/10	10,825	11,088
	10.250% 08/01/13	10,411	11,154
	10.250% 11/01/13	5,402	5,534
	10.500% 09/01/13	763	770
	10.500% 01/01/16	73,709	81,279
	10.500% 06/01/17	78,316	85,672
	10.500% 08/01/19	10,456	10,749
	10.500% 09/01/19	10,796	11,380
	10.500% 01/01/20	61,799	69,789
	10.500% 04/01/21	22,451	23,080
	11.250% 10/01/09	9,485	10,047
	11.250% 02/01/10	8,289	8,969
	11.250% 04/01/11	26,753	29,161
	11.250% 10/01/12	7,823	8,051
	11.250% 08/01/13	43,279	45,802
	11.250% 02/01/15	2,403	2,604
	11.250% 09/01/15	17,985	18,166
	11.250% 12/01/15	25,696	28,648
	11.500% 02/01/15	33,487	36,612
	TBA,
	6.500% 09/01/37 (e)	90,556,000	91,914,340
Federal National Mortgage Association	5.474% 07/01/27 (d)	23,673	23,852
	6.000% 12/01/08	395,958	397,136
	6.000% 01/01/09	329,827	330,808
	6.000% 01/01/24	266,297	267,538
	6.000% 02/01/24	130,256	131,186
	6.000% 03/01/24	969,129	976,043
	6.000% 04/01/24	773,707	778,913
	6.000% 05/01/24	252,607	254,409
	6.000% 08/01/24	68,695	69,185
	6.000% 01/01/26	4,057	4,087
	6.000% 03/01/26	66,038	66,497
	6.000% 04/01/26	3,020	3,041
	6.000% 05/01/26	7,606	7,658
	6.500% 12/01/07	193	193
	6.500% 01/01/09	3,534	3,548
	6.500% 02/01/09	1,601	1,608

See Accompanying Notes to Financial Statements.

9

Columbia Federal Securities Fund

August 31, 2007

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Federal National Mortgage Association (continued)	6.500% 06/01/09	1,001	1,012
	6.500% 08/01/10	12,445	12,639
	6.500% 12/01/10	902	916
	6.500% 04/01/11	17,202	17,553
	6.500% 10/01/22	24,303	24,778
	6.500% 09/01/25	41,887	42,841
	6.500% 11/01/25	142,399	145,643
	6.500% 05/01/26	187,755	192,032
	6.500% 09/01/28	12,012	12,301
	6.500% 12/01/28	14,792	15,148
	6.500% 01/01/29	132,060	135,242
	6.500% 06/01/29	145,342	148,725
	6.500% 11/01/36	35,375,579	35,912,563
	6.565% 07/01/16	4,696,510	4,936,238
	6.748% 08/01/19 (d)	25,016	25,074
	6.814% 06/01/20 (d)	22,107	22,560
	6.834% 07/01/20 (d)	9,924	10,126
	6.957% 12/01/31 (d)	44,426	44,117
	7.000% 06/01/09	2,776	2,795
	7.000% 07/01/10	15,490	15,765
	7.000% 09/01/10	10,029	10,255
	7.000% 10/01/10	26,118	26,706
	7.000% 10/01/12	17,841	18,426
	7.000% 11/01/19 (d)	3,062	3,081
	7.000% 08/01/23	159,356	165,183
	7.000% 10/01/23	27,941	28,962
	7.000% 11/01/23	56,506	58,573
	7.000% 02/01/27	5,762	5,977
	7.081% 03/01/18 (d)	98,629	101,165
	7.125% 06/01/19 (d)	19,736	19,868
	7.199% 08/01/36 (d)	20,774	20,856
	7.206% 12/01/17 (d)	14,900	15,332
	7.500% 01/01/09	554	557
	7.500% 05/01/09	365	366
	7.500% 06/01/09	2,936	2,936
	7.500% 12/01/09	13,641	13,891
	7.500% 02/01/10	1,031	1,049
	7.500% 06/01/10	3,988	4,087
	7.500% 11/01/11	4,488	4,531
	7.500% 07/01/13	13,649	14,115
	7.500% 12/01/14	668	691
	7.500% 01/01/17	40,064	42,109
	7.500% 02/01/18	14,922	15,681
	7.500% 10/01/23	12,389	12,970
	7.500% 12/01/23	56,744	59,405
	8.000% 07/01/08	1,258	1,264
	8.000% 12/01/08	1,692	1,696
	8.000% 04/01/09	16,114	16,157
	8.000% 07/01/09	8,981	9,070

See Accompanying Notes to Financial Statements.

10

Columbia Federal Securities Fund

August 31, 2007

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Federal National Mortgage Association (continued)	8.000% 03/01/13	2,516	2,655
	8.000% 11/01/15	4,543	4,804
	8.000% 06/01/25	2,043	2,158
	8.000% 08/01/27	25,500	26,963
	8.000% 02/01/30	2,959	3,133
	8.000% 03/01/30	3,294	3,471
	8.000% 08/01/30	2,650	2,793
	8.000% 10/01/30	39,895	42,044
	8.000% 11/01/30	162,181	170,917
	8.000% 12/01/30	50,960	53,705
	8.000% 01/01/31	441,255	467,012
	8.000% 02/01/31	752	793
	8.000% 04/01/31	35,955	37,892
	8.000% 05/01/31	46,562	49,070
	8.000% 08/01/31	2,240	2,360
	8.000% 09/01/31	95,144	100,280
	8.000% 12/01/31	12,880	13,574
	8.000% 04/01/32	195,162	205,703
	8.000% 05/01/32	362,553	382,160
	8.000% 06/01/32	360,912	380,430
	8.000% 07/01/32	5,956	6,278
	8.000% 08/01/32	7,138	7,524
	8.000% 10/01/32	33,770	35,597
	8.000% 11/01/32	86,443	91,099
	8.000% 02/01/33	110,276	116,240
	8.000% 03/01/33	38,815	40,922
	8.000% 06/01/33	3,093	3,261
	8.250% 05/01/10	283	284
	8.500% 02/01/08	1,940	1,947
	8.500% 11/01/08	886	898
	8.500% 12/01/08	727	731
	8.500% 06/01/09	5,947	6,026
	8.500% 07/01/09	2,521	2,551
	8.500% 03/01/10	2,578	2,605
	8.500% 12/01/11	5,563	5,672
	8.500% 02/01/15	1,798	1,831
	8.500% 05/01/15	8,118	8,379
	8.500% 06/01/15	26,674	27,342
	8.500% 02/01/17	2,393	2,544
	8.500% 07/01/17	10,064	10,348
	8.500% 12/01/17	651	656
	8.500% 09/01/21	26,762	27,518
	9.000% 03/01/08	479	482
	9.000% 05/01/08	1,310	1,324
	9.000% 07/01/08	1,187	1,207
	9.000% 12/01/08	2,134	2,143
	9.000% 01/01/09	1,005	1,010
	9.000% 05/01/09	50,080	50,687
	9.000% 09/01/09	14,350	14,596

See Accompanying Notes to Financial Statements.

11

Columbia Federal Securities Fund

August 31, 2007

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Federal National Mortgage Association (continued)	9.000% 12/01/09	13,540	13,820
	9.000% 04/01/10	1,084	1,121
	9.000% 05/01/10	1,308	1,320
	9.000% 06/01/10	4,280	4,353
	9.000% 11/01/10	377	389
	9.000% 04/01/11	1,494	1,501
	9.000% 06/01/11	1,396	1,428
	9.000% 09/01/13	5,185	5,208
	9.000% 09/01/14	2,782	2,846
	9.000% 04/01/15	6,533	6,805
	9.000% 04/01/16	67,363	69,740
	9.000% 06/01/16	4,981	5,145
	9.000% 07/01/16	3,027	3,242
	9.000% 09/01/16	2,644	2,732
	9.000% 10/01/16	487	495
	9.000% 12/01/16	1,144	1,176
	9.000% 01/01/17	1,788	1,863
	9.000% 02/01/17	67	69
	9.000% 05/01/17	450	457
	9.000% 06/01/17	3,194	3,279
	9.000% 08/01/17	8,518	8,799
	9.000% 05/01/18	22,659	23,104
	9.000% 09/01/19	1,394	1,440
	9.000% 10/01/19	12,816	13,239
	9.000% 11/01/19	180	186
	9.000% 03/01/20	85	86
	9.000% 07/01/20	1,043	1,061
	9.000% 08/01/21	122,900	126,956
	9.000% 06/01/22	2,741	2,855
	9.000% 09/01/24	17,168	18,504
	9.500% 12/01/10	3,767	3,841
	9.500% 03/01/11	218	222
	9.500% 06/01/15	3,313	3,473
	9.500% 03/01/16	10,576	10,631
	9.500% 04/01/16	4,403	4,482
	9.500% 06/01/16	33,691	33,867
	9.500% 02/01/17	1,982	2,096
	9.500% 01/01/19	132,782	142,852
	9.500% 04/01/20	151,159	163,349
	9.500% 07/15/21	344,832	375,578
	9.500% 08/01/21	136,813	150,370
	10.000% 04/01/20	10,181	11,108
	10.500% 03/01/14	21,429	22,007
	10.500% 12/01/15	44,839	47,435
	11.000% 08/01/15	33,485	35,605
	TBA:
	6.000% 09/01/37 (e)	38,250,000	38,202,188
	6.500% 09/01/37 (e)	89,500,000	90,842,500

See Accompanying Notes to Financial Statements.

12

Columbia Federal Securities Fund

August 31, 2007

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Government National Mortgage Association	5.750% 08/20/22 (d)	5,609	5,640
	6.000% 12/15/10	24,643	24,941
	6.375% 05/20/22 (d)	34,679	34,909
	6.375% 06/20/23 (d)	22,310	22,475
	6.500% 06/15/23	15,016	15,361
	6.500% 08/15/23	1,744	1,785
	6.500% 09/15/23	20,434	20,905
	6.500% 10/15/23	32,888	33,646
	6.500% 11/15/23	147,402	150,798
	6.500% 12/15/23	52,817	54,034
	6.500% 01/15/24	38,932	39,827
	6.500% 02/15/24	32,690	33,441
	6.500% 03/15/24	96,266	98,477
	6.500% 04/15/24	17,122	17,515
	6.500% 05/15/24	25,484	26,071
	6.500% 07/15/24	113,202	115,810
	6.500% 09/15/25	31,105	31,815
	6.500% 12/15/25	34,017	34,793
	6.500% 01/15/28	21,023	21,517
	6.500% 02/15/28	75,615	77,391
	6.500% 07/15/28	110,219	112,808
	6.500% 08/15/28	82,247	84,179
	6.500% 10/15/28	74,661	76,415
	6.500% 11/15/28	25,354	25,949
	6.500% 12/15/28	195,393	199,983
	6.500% 01/15/29	136,476	139,607
	6.500% 02/15/29	42,519	43,494
	7.000% 03/15/22	8,639	9,005
	7.000% 04/15/22	1,631	1,700
	7.000% 10/15/22	4,176	4,353
	7.000% 11/15/22	11,810	12,312
	7.000% 01/15/23	170,257	177,659
	7.000% 03/15/23	2,174	2,269
	7.000% 05/15/23	79,551	83,009
	7.000% 06/15/23	23,406	24,424
	7.000% 07/15/23	5,716	5,965
	7.000% 10/15/23	75,630	78,918
	7.000% 12/15/23	56,415	58,840
	7.000% 01/15/24	1,953	2,037
	7.000% 03/15/24	973	1,015
	7.000% 10/15/24	44,549	46,485
	7.000% 09/15/25	3,187	3,327
	7.000% 10/15/25	112,003	116,950
	7.000% 12/15/25	43,542	45,465
	7.000% 01/15/26	41,680	43,516
	7.000% 02/15/26	52,306	54,610
	7.000% 03/15/26	5,568	5,813
	7.000% 04/15/26	4,129	4,312

See Accompanying Notes to Financial Statements.

13

Columbia Federal Securities Fund

August 31, 2007

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Government National Mortgage Association (continued)	7.000% 05/15/26	1,587	1,657
	7.000% 06/15/26	51,807	54,090
	7.000% 11/15/26	67,316	70,288
	7.000% 12/15/26	770	803
	7.000% 01/15/27	4,002	4,177
	7.000% 02/15/27	852	890
	7.000% 04/15/27	4,041	4,219
	7.000% 08/15/27	947	989
	7.000% 09/15/27	42,680	44,554
	7.000% 10/15/27	66,128	69,033
	7.000% 11/15/27	179,901	187,800
	7.000% 12/15/27	312,912	326,654
	7.000% 01/15/28	39,185	40,884
	7.000% 02/15/28	53,590	55,941
	7.000% 03/15/28	171,604	179,068
	7.000% 04/15/28	90,764	94,701
	7.000% 05/15/28	40,898	42,671
	7.000% 06/15/28	13,568	14,156
	7.000% 07/15/28	425,047	443,476
	7.000% 09/15/28	18,332	19,127
	7.000% 12/15/28	95,900	100,058
	7.000% 01/15/29	1,450	1,513
	7.000% 02/15/29	2,019	2,107
	7.000% 03/15/29	25,530	26,634
	7.000% 04/15/29	44,548	46,473
	7.000% 05/15/29	29,285	30,551
	7.000% 06/15/29	20,680	21,574
	7.000% 07/15/29	75,434	78,696
	7.000% 08/15/29	45,746	47,726
	7.000% 09/15/29	31,372	32,730
	7.000% 10/15/29	11,479	11,975
	7.500% 04/15/22	18,872	19,764
	7.500% 10/15/23	61,672	64,624
	7.500% 08/15/25	130,691	137,122
	7.500% 10/15/25	15,050	15,791
	7.500% 12/15/25	46,499	48,788
	8.000% 04/15/08	5	5
	8.000% 11/15/14	22,601	23,797
	8.000% 06/20/17	151,837	159,403
	8.000% 06/15/22	68,334	72,375
	8.000% 02/15/23	98,299	104,195
	8.000% 03/20/23	600	633
	8.000% 06/15/23	2,243	2,377
	8.000% 07/15/23	3,159	3,349
	8.000% 07/15/26	52,745	56,004
	8.000% 07/15/29	2,881	3,060
	8.500% 10/15/09	4,674	4,847
	8.500% 12/15/21	5,105	5,495
	8.500% 01/15/22	72,382	78,001

See Accompanying Notes to Financial Statements.

14

Columbia Federal Securities Fund

August 31, 2007

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Government National Mortgage Association (continued)	8.500% 09/15/22	3,686	3,972
	8.500% 11/20/22	49,425	53,065
	8.500% 12/15/22	4,585	4,934
	8.750% 12/15/21	109,966	117,524
	8.850% 01/15/19	43,195	46,285
	8.850% 05/15/19	68,797	73,719
	9.000% 08/15/08	8,123	8,272
	9.000% 09/15/08	21,110	21,499
	9.000% 10/15/08	3,505	3,569
	9.000% 11/15/08	13,582	13,832
	9.000% 12/15/08	10,017	10,201
	9.000% 01/15/09	5,530	5,710
	9.000% 02/15/09	11,028	11,388
	9.000% 03/15/09	35,142	36,287
	9.000% 04/15/09	1,880	1,942
	9.000% 05/15/09	66,025	68,176
	9.000% 06/15/09	51,266	52,936
	9.000% 12/15/09	3,875	4,001
	9.000% 05/15/16	23,046	24,705
	9.000% 06/15/16	13,939	14,943
	9.000% 07/15/16	26,420	28,322
	9.000% 08/15/16	1,226	1,314
	9.000% 09/15/16	24,007	25,735
	9.000% 10/15/16	43,205	46,315
	9.000% 11/15/16	9,047	9,698
	9.000% 11/20/16	78,857	84,219
	9.000% 12/15/16	1,054	1,130
	9.000% 01/15/17	87,843	94,193
	9.000% 02/15/17	1,638	1,756
	9.000% 03/20/17	38,020	40,618
	9.000% 05/15/17	2,923	3,134
	9.000% 06/15/17	26,880	28,824
	9.000% 06/20/17	106,052	113,297
	9.000% 07/15/17	532	571
	9.000% 09/15/17	11,995	12,862
	9.000% 10/15/17	12,222	13,079
	9.000% 12/15/17	7,635	8,173
	9.000% 04/20/18	85,523	91,520
	9.000% 05/20/18	42,076	45,027
	9.000% 12/15/19	362	389
	9.000% 04/15/20	1,074	1,157
	9.000% 05/20/21	3,184	3,421
	9.000% 09/15/21	196	211
	9.000% 02/15/25	107,163	115,984
	9.250% 10/15/16	121,586	130,496
	9.250% 05/15/18	16,147	17,412
	9.250% 07/15/21	36,726	39,800
	9.250% 09/15/21	33,924	36,763
	9.500% 06/15/09	42,030	43,636

See Accompanying Notes to Financial Statements.

15

Columbia Federal Securities Fund

August 31, 2007

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Government National Mortgage Association (continued)	9.500% 07/15/09	12,683	13,168
	9.500% 08/15/09	65,005	67,489
	9.500% 09/15/09	50,526	52,455
	9.500% 10/15/09	27,352	28,397
	9.500% 02/20/18	53,502	58,005
	9.500% 12/20/24	11,681	12,717
	9.500% 01/20/25	9,344	10,178
	10.000% 12/15/17	1,531	1,722
	10.000% 07/20/18	19,176	21,493
	10.000% 11/15/18	543	611
	10.000% 12/15/18	446	502
	10.000% 03/15/19	473	533
	10.000% 04/15/20	839	948
	10.000% 11/15/20	12,372	13,984
	10.500% 02/15/10	3,309	3,539
	10.500% 09/15/10	567	606
	10.500% 06/15/11	12,927	14,022
	10.500% 06/15/12	13,966	15,334
	10.500% 03/15/13	46	51
	10.500% 07/15/13	6,656	7,380
	10.500% 11/15/13	15,332	17,000
	10.500% 08/15/15	8,710	9,770
	10.500% 09/15/15	20,065	22,507
	10.500% 10/15/15	7,097	7,962
	10.500% 12/15/15	7,812	8,763
	10.500% 01/15/16	29,526	33,306
	10.500% 01/20/16	179	199
	10.500% 02/15/16	10,826	12,213
	10.500% 03/15/16	9,923	11,194
	10.500% 07/15/17	13,215	14,950
	10.500% 10/15/17	2,102	2,378
	10.500% 11/15/17	43,492	49,198
	10.500% 12/15/17	67,209	76,029
	10.500% 01/15/18	32,083	36,370
	10.500% 02/15/18	25,224	28,598
	10.500% 03/15/18	38,334	43,462
	10.500% 04/15/18	58,282	66,077
	10.500% 06/15/18	7,947	9,010
	10.500% 07/15/18	48,205	54,654
	10.500% 09/15/18	5,717	6,482
	10.500% 10/15/18	7,481	8,481
	10.500% 12/15/18	10,296	11,690
	10.500% 02/15/19	8,077	9,187
	10.500% 03/15/19	2,703	3,074
	10.500% 04/15/19	43,567	49,555
	10.500% 05/15/19	40,402	45,955
	10.500% 06/15/19	58,403	66,369
	10.500% 06/20/19	8,651	9,805
	10.500% 07/15/19	113,576	129,185

See Accompanying Notes to Financial Statements.

16

Columbia Federal Securities Fund

August 31, 2007

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Government National Mortgage Association (continued)	10.500% 07/20/19	6,148	6,968
	10.500% 08/15/19	22,538	25,637
	10.500% 08/20/19	11,987	13,586
	10.500% 09/15/19	16,752	19,053
	10.500% 09/20/19	10,215	11,579
	10.500% 10/15/19	4,322	4,916
	10.500% 12/15/19	26,369	29,993
	10.500% 03/15/20	19,295	21,988
	10.500% 05/15/20	7,380	8,410
	10.500% 07/15/20	20,257	23,084
	10.500% 08/15/20	17,807	20,292
	10.500% 09/15/20	14,035	15,993
	10.500% 10/15/20	146	166
	10.500% 11/15/20	2,082	2,372
	10.500% 12/15/20	804	916
	10.500% 01/15/21	2,779	3,171
	10.500% 08/15/21	151,441	171,387
	10.625% 05/15/10	5,892	6,347
	11.000% 12/15/09	12,216	12,926
	11.000% 01/15/10	191	207
	11.000% 02/15/10	16,992	18,339
	11.000% 03/15/10	6,171	6,676
	11.000% 07/15/10	8,270	8,948
	11.000% 08/15/10	18,409	19,891
	11.000% 09/15/10	27,994	30,228
	11.000% 10/15/10	1,199	1,297
	11.000% 11/15/10	3,530	3,806
	11.000% 04/15/11	4,605	5,032
	11.000% 02/15/13	1,438	1,594
	11.000% 07/15/13	15,183	16,829
	11.000% 08/15/15	26,446	29,738
	11.000% 09/15/15	25,004	28,117
	11.000% 10/15/15	8,421	9,470
	11.000% 11/15/15	72,385	81,394
	11.000% 12/15/15	64,097	72,076
	11.000% 01/15/16	29,708	33,580
	11.000% 02/15/16	2,910	3,289
	11.000% 03/15/16	3,805	4,301
	11.000% 07/15/16	38,806	43,863
	11.000% 07/15/17	73	77
	11.000% 08/15/18	4,328	4,894
	11.000% 09/15/18	83,834	95,016
	11.000% 11/15/18	9,837	11,149
	11.000% 12/15/18	35,007	39,676
	11.000% 06/20/19	9,934	11,252
	11.000% 07/20/19	185	208
	11.000% 09/20/19	3,649	4,116
	11.000% 12/15/20	12,285	13,982
	11.000% 02/15/21	6,881	7,839

See Accompanying Notes to Financial Statements.

17

Columbia Federal Securities Fund

August 31, 2007

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Government National Mortgage Association (continued)	11.000% 03/15/21	10,072	11,474
	11.500% 03/15/10	1,437	1,558
	11.500% 04/15/10	4,242	4,601
	11.500% 07/15/10	4,773	5,177
	11.500% 09/15/10	21,244	23,043
	11.500% 10/15/10	16,123	17,489
	11.500% 01/15/13	21,773	24,307
	11.500% 02/15/13	63,552	71,224
	11.500% 03/15/13	141,705	158,665
	11.500% 04/15/13	119,984	134,436
	11.500% 05/15/13	142,723	159,929
	11.500% 06/15/13	82,765	92,708
	11.500% 07/15/13	64,967	72,812
	11.500% 08/15/13	20,037	22,456
	11.500% 09/15/13	18,244	20,447
	11.500% 11/15/13	7,634	8,555
	11.500% 01/15/14	4,073	4,600
	11.500% 02/15/14	22,878	25,840
	11.500% 08/15/15	4,316	4,908
	11.500% 09/15/15	11,929	13,256
	11.500% 10/15/15	18,781	21,378
	11.500% 11/15/15	6,959	7,913
	11.500% 12/15/15	12,003	13,649
	11.500% 01/15/16	7,173	8,202
	11.500% 02/15/16	6,667	7,624
	11.500% 02/20/16	11,058	12,600
	11.500% 03/15/16	6,853	7,836
	11.500% 11/15/17	8,240	9,466
	11.500% 12/15/17	3,901	4,482
	11.500% 01/15/18	4,800	5,536
	11.500% 02/15/18	3,970	4,579
	11.500% 02/20/18	1,137	1,306
	11.500% 05/15/18	7,224	8,331
	11.500% 11/15/19	5,811	6,724
	11.750% 07/15/13	24,989	28,120
	11.750% 09/15/13	8,808	9,911
	11.750% 07/15/15	41,246	46,283
	12.000% 11/15/12	4,094	4,603
	12.000% 12/15/12	102,176	114,847
	12.000% 01/15/13	85,695	97,180
	12.000% 02/15/13	47,941	54,324
	12.000% 03/15/13	11,235	12,741
	12.000% 05/15/13	7,551	8,564
	12.000% 08/15/13	23,080	26,175
	12.000% 09/15/13	64,552	73,207
	12.000% 09/20/13	2,577	2,912
	12.000% 10/15/13	6,798	7,708
	12.000% 12/15/13	11,095	12,582
	12.000% 01/15/14	22,144	25,272

See Accompanying Notes to Financial Statements.

18

Columbia Federal Securities Fund

August 31, 2007

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Government National Mortgage Association (continued)	12.000% 01/20/14	3,055	3,462
	12.000% 02/15/14	62,386	71,474
	12.000% 02/20/14	18,651	21,295
	12.000% 03/15/14	114,110	130,735
	12.000% 03/20/14	7,758	8,857
	12.000% 04/15/14	61,253	70,180
	12.000% 04/20/14	34,005	38,824
	12.000% 05/15/14	107,492	123,153
	12.000% 06/15/14	29,217	33,473
	12.000% 07/15/14	11,141	12,765
	12.000% 08/20/14	2,053	2,344
	12.000% 01/15/15	22,813	25,806
	12.000% 02/15/15	58,507	66,185
	12.000% 03/15/15	39,316	44,476
	12.000% 03/20/15	215	242
	12.000% 04/15/15	45,219	51,152
	12.000% 05/15/15	18,903	21,384
	12.000% 06/15/15	20,933	23,691
	12.000% 07/15/15	23,291	26,348
	12.000% 09/20/15	10,598	11,947
	12.000% 10/15/15	12,336	13,955
	12.000% 11/15/15	7,996	9,045
	12.000% 12/20/15	1,452	1,636
	12.000% 01/15/16	4,752	5,376
	12.000% 02/15/16	6,615	7,483
	12.000% 02/20/16	2,964	3,342
	12.250% 02/15/14	45,795	51,377
	12.250% 03/15/14	5,893	6,611
	12.250% 04/15/14	18,510	20,766
	12.500% 04/15/10	41,345	45,268
	12.500% 05/15/10	55,125	60,663
	12.500% 06/15/10	69,530	76,479
	12.500% 07/15/10	36,046	39,656
	12.500% 08/15/10	9,875	10,867
	12.500% 09/15/10	3,171	3,490
	12.500% 10/15/10	17,636	19,408
	12.500% 11/15/10	72,923	80,207
	12.500% 12/15/10	127,669	140,377
	12.500% 01/15/11	11,376	12,685
	12.500% 05/15/11	13,008	14,505
	12.500% 10/15/13	42,147	47,428
	12.500% 10/20/13	20,579	23,076
	12.500% 11/15/13	113,393	127,601
	12.500% 12/15/13	41,689	46,899
	12.500% 01/15/14	28,418	32,143
	12.500% 05/15/14	75,115	84,961
	12.500% 06/15/14	40,131	45,392
	12.500% 07/15/14	1,718	1,944
	12.500% 07/20/14	2,600	2,930

See Accompanying Notes to Financial Statements.

19

Columbia Federal Securities Fund

August 31, 2007

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Government National Mortgage Association (continued)	12.500% 08/15/14	11,339	12,825
	12.500% 09/20/14	2,505	2,824
	12.500% 10/20/14	5,855	6,599
	12.500% 11/15/14	1,111	1,222
	12.500% 12/15/14	40,608	45,932
	12.500% 01/15/15	53,417	60,592
	12.500% 04/15/15	2,387	2,708
	12.500% 05/15/15	17,507	19,859
	12.500% 05/20/15	2,849	3,220
	12.500% 06/15/15	11,055	12,541
	12.500% 07/15/15	22,520	25,546
	12.500% 07/20/15	2,960	3,346
	12.500% 08/15/15	22,757	25,814
	12.500% 10/15/15	30,913	35,066
	12.500% 11/20/15	8,715	9,850
	13.000% 01/15/11	40,660	44,674
	13.000% 02/15/11	33,675	37,704
	13.000% 03/15/11	29,268	32,771
	13.000% 04/15/11	63,092	70,643
	13.000% 06/15/11	10,443	11,693
	13.000% 06/15/12	14,695	16,570
	13.000% 10/15/12	13,238	14,927
	13.000% 11/15/12	6,605	7,448
	13.000% 12/15/12	4,906	5,532
	13.000% 02/15/13	13,007	14,714
	13.000% 05/15/13	3,597	4,069
	13.000% 09/15/13	14,136	15,993
	13.000% 09/20/13	16,098	18,147
	13.000% 10/15/13	42,286	47,837
	13.000% 06/15/14	25,970	29,538
	13.000% 06/20/14	194	220
	13.000% 07/15/14	15,327	17,432
	13.000% 07/20/14	1,871	2,121
	13.000% 09/15/14	21,380	24,301
	13.000% 10/15/14	14,405	16,385
	13.000% 11/15/14	29,103	33,288
	13.000% 12/15/14	27,930	31,769
	13.000% 03/15/15	5,563	6,312
	13.000% 06/15/15	6,743	7,692
	13.000% 01/15/16	13,276	15,177
	13.500% 05/15/10	5,973	6,651
	13.500% 06/15/10	958	1,067
	13.500% 07/15/10	1,320	1,470
	13.500% 10/15/10	7,547	8,404
	13.500% 04/15/11	4,030	4,553
	13.500% 05/15/11	35,734	40,373
	13.500% 10/15/12	967	1,098
	13.500% 11/15/12	25,835	29,346
	13.500% 06/15/13	8,125	9,279

See Accompanying Notes to Financial Statements.

20

Columbia Federal Securities Fund

August 31, 2007

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

	13.500% 07/15/14	5,913	6,775
	13.500% 08/15/14	1,524	1,746
	13.500% 08/20/14	5,499	6,279
	13.500% 09/15/14	3,879	4,445
	13.500% 09/20/14	5,213	5,953
	13.500% 10/15/14	16,945	19,418
	13.500% 11/15/14	11,345	13,000
	13.500% 11/20/14	29,119	33,251
	13.500% 12/15/14	3,753	4,300
	13.500% 12/20/14	5,022	5,735
	13.500% 01/15/15	12,884	14,807
	13.500% 02/15/15	21,947	25,224
	13.500% 02/20/15	8,527	9,766
	13.500% 04/15/15	3,917	4,502
	13.500% 06/15/15	4,688	5,388
	14.000% 06/15/11	3,617	4,114
	14.000% 03/15/12	4,251	4,862
	14.500% 10/15/12	2,118	2,435
	15.000% 09/15/11	33,092	38,131
	15.000% 07/15/12	2,164	2,504

	Total Mortgage-Backed Securities (cost of $284,257,284)		285,268,223

Asset-Backed Securities – 9.5%
Bank One Issuance Trust	5.721% 12/15/10 (d)	10,800,000	10,797,119

Capital One Multi-Asset Execution Trust	5.861% 05/16/11 (d)	10,000,000	10,005,464

Chase Credit Card Master Trust	5.721% 07/15/10 (d)	10,000,000	9,999,438

Chase Funding Mortgage Loan	5.587% 02/25/32	1,091,918	868,516
	5.850% 02/25/32	3,928,364	2,494,821
	6.150% 06/25/31	3,473,003	2,383,852
	6.899% 03/25/31	1,335,184	1,159,474

Citicorp Residential Mortgage Securities, Inc.	5.892% 03/25/37	2,650,000	2,551,701

First Alliance Mortgage Loan Trust	8.225% 09/20/27	193,371	192,712

Green Tree Financial Corp.	7.850% 08/15/25	9,100,000	9,108,499

Harley-Davidson Motorcycle Trust	5.540% 04/15/15	1,700,000	1,678,779

JPMorgan Mortgage Acquisition Corp.	5.784% 01/25/37	5,740,000	5,502,839

MBNA Credit Card Master Note Trust	4.450% 08/15/16 (f)	5,000,000	4,700,315

See Accompanying Notes to Financial Statements.

21

Columbia Federal Securities Fund

August 31, 2007

Asset-Backed Securities (continued)

		Par ($)	Value ($)

Residential Asset Mortgage Products, Inc.	4.120% 06/25/33	1,758,947	1,628,449
	5.600% 12/25/33	2,871,765	2,686,963

Residential Asset Securities Corp.	6.656% 04/25/32	1,838,691	1,322,274

Wachovia Auto Loan Owner Trust	5.650% 02/20/13 (e)	3,800,000	3,783,621

	Total Asset-Backed Securities (cost of $75,233,370)		70,864,836

Collateralized Mortgage Obligations – 3.7%
Agency – 1.2%
Federal Home Loan Mortgage Corp.	6.000% 05/15/29	8,812,000	8,937,614
	I.O.:
	5.500% 01/15/23 (g)	96,299	1,111
	5.500% 05/15/27 (g)	303,445	19,224

Vendee Mortgage Trust	I.O.:
	0.304% 03/15/29 (d)(g)	7,440,754	80,692
	0.439% 09/15/27 (d)(g)	6,129,488	84,434

	Agency Total		9,123,075

Non - Agency – 2.5%
Citigroup Mortgage Loan Trust, Inc.	5.823% 11/25/36 (d)	5,196,615	5,178,007

Countrywide Home Loans, Inc.	6.000% 01/25/33	2,228,011	2,138,889

First Horizon Asset Securities, Inc.	5.126% 10/25/33 (d)	1,773,489	1,501,874

Nomura Asset Acceptance Corp.	6.664% 05/25/36 (h)	4,220,000	2,110,000

Residential Accredit Loans, Inc.	6.250% 03/25/17	2,946,252	2,939,573

Residential Funding Mortgage Securities, Inc.	6.000% 02/25/37	1,494,471	1,352,912
	6.500% 03/25/32	1,018,412	1,001,402
	6.500% 03/25/32	763,809	745,568

Tryon Mortgage Funding, Inc.	7.500% 02/20/27	38,489	38,382

Washington Mutual Mortgage Loan Trust	6.516% 01/25/40 (d)	1,300,480	1,300,697

	Non - Agency Total		18,307,304
	Total Collateralized Mortgage Obligations (cost of $29,954,301)		27,430,379

Commercial Mortgage-Backed Securities – 0.9%
JPMorgan Chase Commercial Mortgage Securities Corp.	5.466% 06/12/47 (d)	6,000,000	5,857,377

Merrill Lynch Mortgage Investors, Inc.	I.O.,
	0.970% 12/15/30 (d)(g)	7,369,682	115,789

See Accompanying Notes to Financial Statements.

22

Columbia Federal Securities Fund

August 31, 2007

Collateralized Mortgage Obligations (continued)

		Par ($)	Value ($)

PNC Mortgage Acceptance Corp.	5.910% 03/12/34	1,139,869	1,142,454

	Total Commercial Mortgage-Backed Securities (cost of $7,392,847)		7,115,620
		Shares
Securities Lending Collateral – 28.6%
	State Street Navigator Securities Lending Prime Portfolio (i) (7 day yield of 5.29%)	212,862,786	212,862,786

	Total Securities Lending Collateral (cost of $212,862,786)		212,862,786
		Par ($)
Short-Term Obligation – 29.7%
	Repurchase agreement with Greenwich Capital, dated 08/31/07, due 09/04/07 at 5.050% collateralized by U.S. Treasury Obligations with various maturities to 08/15/09, market value $228,207,026 (repurchase proceeds $221,466,197)	221,342,000	221,342,000

	Total Short-Term Obligation (cost of $221,342,000)		221,342,000

	Total Investments – 158.2% (cost of $1,175,561,875) (j)		1,178,565,355

	Other Assets & Liabilities, Net – (58.2)%		(433,541,800)

	Net Assets – 100.0%		745,023,555

Notes to Investment Portfolio:

(a)	All or a portion of this security was on loan at August 31, 2007. The total market value of securities on loan at August 31, 2007 is $208,345,423.

(b)	A portion of this security with a market value of $1,699,658 is pledged as collateral for open futures contracts.

(c)	Zero coupon bond.

(d)	The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2007.

(e)	Security purchased on a delayed delivery basis.

(f)	Investments in affiliates during the period ended August 31, 2007:

Security name: MBNA Credit Card Master Note Trust, 4.450% 08/15/16

Par as of 08/31/06:	$5,000,000
Par purchased:	$–
Par sold:	$–
Par as of 08/31/07:	$5,000,000
Net realized gain/loss:	$–
Interest income earned:	$222,500
Value at end of period:	$4,700,315

(g)	Accrued interest accumulates in the value of this security and is payable at redemption.

(h)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(i)	Investment made with cash collateral received from securities lending activity.

(j)	Cost for federal income tax purposes is $1,178,249,125.

At August 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Government & Agency Obligations	47.5
Mortgage-Backed Securities	38.3
Asset-Backed Securities	9.5
Collateralized Mortgage Obligations	3.7
Commercial Mortgage-Backed Securities	0.9

99.9
Securities Lending Collateral	28.6
Short-Term Obligation	29.7
Other Assets & Liabilities, Net	(58.2)

100.0

See Accompanying Notes to Financial Statements.

23

Columbia Federal Securities Fund

August 31, 2007

At August 31, 2007, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
10-Year U.S. Treasury Notes	780	$85,056,562	84,736,128	Dec-2007	$320,434
U.S. Treasury Bonds	170	18,965,625	18,726,712	Dec-2007	238,913

					$559,347

Acronym	Name
I.O.	Interest Only
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

24

Statement of Assets and Liabilities – Columbia Federal Securities Fund

August 31, 2007

		($)
Assets	Unaffiliated investments, at cost (including repurchase agreement)	1,170,576,875
	Affiliated investments, at cost	4,985,000

	Total investments, at cost	1,175,561,875
	Unaffiliated investments, at value (including securities on loan of $208,345,423)	952,523,040
	Affiliated investments, at value	4,700,315
	Repurchase agreements, at value	221,342,000

	Total investments, at value	1,178,565,355
	Receivable for:
	Investments sold	38,848,333
	Fund shares sold	163,424
	Interest	3,133,030
	Securities lending	51,051
	Dollar roll income	80,904
	Deferred Trustees’ compensation plan	94,143

	Total Assets	1,220,936,240

Liabilities	Payable to custodian bank	200
	Collateral on securities loaned	212,862,786
	Payable for:
	Investments purchased on a delayed delivery basis	259,874,885
	Fund shares repurchased	779,024
	Futures variation margin	368,438
	Distributions	1,039,502
	Investment advisory fee	327,511
	Transfer agent fee	116,847
	Pricing and bookkeeping fees	38,739
	Trustees’ fees	73,264
	Custody fee	31,691
	Distribution and service fees	172,218
	Chief compliance officer expenses	235
	Deferred Trustees’ compensation plan	94,143
	Deferred dollar roll income	27,470
	Other liabilities	105,732

	Total Liabilities	475,912,685

	Net Assets	745,023,555

Net Assets Consist of	Paid-in capital	837,727,759
	Overdistributed net investment income	(2,173,944)
	Accumulated net realized loss	(94,093,087)
	Net unrealized appreciation on:
	Investments	3,003,480
	Futures contracts	559,347

	Net Assets	745,023,555

See Accompanying Notes to Financial Statements.

25

Statement of Assets and Liabilities (continued) – Columbia Federal Securities Fund

August 31, 2007

Class A	Net assets	$589,123,663
	Shares outstanding	57,176,235
	Net asset value per share	$10.30	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share	$10.81	(b)

Class B	Net assets	$44,345,067
	Shares outstanding	4,303,786
	Net asset value and offering price per share	$10.30	(a)

Class C	Net assets	$7,050,995
	Shares outstanding	684,327
	Net asset value and offering price per share	$10.30	(a)

Class Z	Net assets	$104,503,830
	Shares outstanding	10,142,526
	Net asset value, offering and redemption price per share	$10.30

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

26

Statement of Operations – Columbia Federal Securities Fund

For the Year Ended August 31, 2007

		($)
Investment Income	Interest	41,355,382
	Interest from affiliates	222,500
	Dollar roll fee income	1,169,256
	Securities lending income	222,704

	Total Investment Income	42,969,842

Expenses	Investment advisory fee	4,083,500
	Distribution fee:
	Class B	406,675
	Class C	56,508
	Service fee:
	Class A	1,566,361
	Class B	135,558
	Class C	18,850
	Transfer agent fee	893,968
	Pricing and bookkeeping fees	282,268
	Trustees’ fees	63,307
	Custody fee	155,498
	Chief compliance officer expenses	650
	Other expenses	354,442

	Total Expenses	8,017,585

	Fees and expenses waived or reimbursed by Investment Advisor	(193,502)
	Fees waived by Distributor – Class C	(11,268)
	Expense reductions	(31,948)

	Net Expenses	7,780,867

	Net Investment Income	35,188,975

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain (loss) on:
	Investments	(2,874,380)
	Futures contracts	1,532,327

	Net realized loss	(1,342,053)

	Net change in unrealized appreciation (depreciation) on:
	Investments	(5,157,224)
	Futures contracts	1,397,710

	Net change in unrealized depreciation	(3,759,514)

	Net Loss	(5,101,567)

	Net Increase Resulting from Operations	30,087,408

See Accompanying Notes to Financial Statements.

27

Statement of Changes in Net Assets – Columbia Federal Securities Fund

Increase (Decrease) in Net Assets	Year Ended August 31,	2007 ($)	2006 ($)
Operations	Net investment income	35,188,975	37,973,658
	Net realized loss on investments and futures contracts	(1,342,053)	(11,699,073)
	Net change in unrealized depreciation on investments and futures contracts	(3,759,514)	(19,173,068)

	Net Increase Resulting from Operations	30,087,408	7,101,517

Distributions to Shareholders	From net investment income:
	Class A	(27,641,171)	(30,542,332)
	Class B	(1,979,571)	(2,711,730)
	Class C	(287,481)	(321,543)
	Class Z	(5,166,731)	(4,643,347)
	From return of capital:
	Class A	(218,143)	(815,534)
	Class B	(23,510)	(88,054)
	Class C	(2,668)	(9,983)
	Class Z	(31,222)	(117,590)

	Total Distributions to Shareholders	(35,350,497)	(39,250,113)

Share Transactions	Class A:
	Subscriptions	19,878,507	18,757,500
	Proceeds received in connection with merger	—	41,865,133
	Distributions reinvested	18,946,197	20,875,041
	Redemptions	(110,824,949)	(144,204,115)

	Net Decrease	(72,000,245)	(62,706,441)

	Class B:
	Subscriptions	2,909,620	2,911,763
	Proceeds received in connection with merger	—	24,211,346
	Distributions reinvested	1,627,310	2,224,653
	Redemptions	(25,760,066)	(30,008,744)

	Net Decrease	(21,223,136)	(660,982)

	Class C:
	Subscriptions	1,599,821	2,439,711
	Proceeds received in connection with merger	—	1,038,364
	Distributions reinvested	225,265	252,964
	Redemptions	(2,954,789)	(3,741,762)

	Net Decrease	(1,129,703)	(10,723)

	Class Z:
	Subscriptions	31,175,281	27,249,589
	Proceeds received in connection with merger	—	78,066,165
	Distributions reinvested	1,945,362	1,614,118
	Redemptions	(37,079,014)	(34,510,363)

	Net Increase (Decrease)	(3,958,371)	72,419,509
	Net Increase (Decrease) from Share Transactions	(98,311,455)	9,041,363

	Total Decrease in Net Assets	(103,574,544)	(23,107,233)

Net Assets	Beginning of period	848,598,099	871,705,332
	End of period	745,023,555	848,598,099
	Overdistributed net investment income at end of period	(2,173,944)	(3,120,178)

See Accompanying Notes to Financial Statements.

28

Statement of Changes in Net Assets (continued) – Columbia Federal Securities Fund

	Year Ended August 31,	2007	2006
Changes in Shares	Class A:
	Subscriptions	1,919,059	1,810,583
	Issued in connection with merger	—	3,940,594
	Issued for distributions reinvested	1,825,566	2,012,750
	Redemptions	(10,685,537)	(13,900,990)

	Net Decrease	(6,940,912)	(6,137,063)

	Class B:
	Subscriptions	281,351	281,163
	Issued in connection with merger	—	2,279,693
	Issued for distributions reinvested	156,713	214,498
	Redemptions	(2,485,102)	(2,895,497)

	Net Decrease	(2,047,038)	(120,143)

	Class C:
	Subscriptions	154,096	235,651
	Issued in connection with merger	—	97,796
	Issued for distributions reinvested	21,701	24,402
	Redemptions	(284,752)	(360,929)

	Net Decrease	(108,955)	(3,080)

	Class Z:
	Subscriptions	3,009,819	2,625,078
	Issued in connection with merger	—	7,351,688
	Issued for distributions reinvested	187,530	155,726
	Redemptions	(3,577,774)	(3,306,640)

	Net Increase (Decrease)	(380,425)	6,825,852

See Accompanying Notes to Financial Statements.

29

Financial Highlights – Columbia Federal Securities Fund

Selected data for a fund share outstanding throughout each period is as follows:

Class A Shares
	Year Ended August 31,
	2007		2006		2005	2004	2003
Net Asset Value, Beginning of Period	$10.38		$10.73		$10.75	$10.60	$10.88

Income From Investment Operations:
Net investment income	0.46	(a)	0.44	(a)	0.41 (a)	0.44 (a)	0.41
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)		(0.32)		— (b)	0.13	(0.24)

Total from Investment Operations	0.38		0.12		0.41	0.57	0.17

Less Distributions to Shareholders:
From net investment income	(0.46)		(0.46)		(0.43)	(0.42)	(0.45)
From return of capital	—	(b)	(0.01)		—	—	—

Total Distributions to Shareholders	(0.46)		(0.47)		(0.43)	(0.42)	(0.45)

Net Asset Value, End of Period	$10.30		$10.38		$10.73	$10.75	$10.60
Total return (c)	3.73	%(d)	1.07	%(d)	3.91%	5.49%	1.52%

Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	0.95%		0.97%		1.08%	1.16%	1.25%
Waiver/Reimbursement	0.02%		0.01%		—	—	—
Net investment income (e)	4.43%		4.24%		3.87%	4.11%	3.30%
Portfolio turnover rate	121%		92%		80%	93%	61%
Net assets, end of period (000’s)	$589,124		$665,283		$754,026	$853,801	$1,004,181

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%, except for the year ended August 31, 2007 which had a 0.01% impact.

See Accompanying Notes to Financial Statements.

30

Financial Highlights – Columbia Federal Securities Fund

Selected data for a fund share outstanding throughout each period is as follows:

Class B Shares
	Year Ended August 31,
	2007		2006		2005	2004	2003
Net Asset Value, Beginning of Period	$10.38		$10.73		$10.75	$10.60	$10.88

Income From Investment Operations:
Net investment income	0.38	(a)	0.36	(a)	0.33 (a)	0.36 (a)	0.31
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)		(0.32)		— (b)	0.13	(0.22)

Total from Investment Operations	0.30		0.04		0.33	0.49	0.09

Less Distributions to Shareholders:
From net investment income	(0.38)		(0.38)		(0.35)	(0.34)	(0.37)
From return of capital	—	(b)	(0.01)		—	—	—

Total Distributions to Shareholders	(0.38)		(0.39)		(0.35)	(0.34)	(0.37)

Net Asset Value, End of Period	$10.30		$10.38		$10.73	$10.75	$10.60
Total return (c)	2.96	%(d)	0.32	%(d)	3.13%	4.71%	0.76%

Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	1.70%		1.72%		1.83%	1.91%	2.00%
Waiver/Reimbursement	0.02%		0.01%		—	—	—
Net investment income (e)	3.68%		3.49%		3.12%	3.41%	2.56%
Portfolio turnover rate	121%		92%		80%	93%	61%
Net assets, end of period (000’s)	$44,345		$65,896		$69,452	$96,527	$143,880

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%, except for the year ended August 31, 2007 which had a 0.01% impact.

See Accompanying Notes to Financial Statements.

31

Financial Highlights – Columbia Federal Securities Fund

Selected data for a fund share outstanding throughout each period is as follows:

Class C Shares
	Year Ended August 31,
	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$10.38		$10.73		$10.75		$10.60		$10.88

Income From Investment Operations:
Net investment income	0.40	(a)	0.38	(a)	0.35	(a)	0.38	(a)	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)		(0.33)		—	(b)	0.13		(0.22)

Total from Investment Operations	0.32		0.05		0.35		0.51		0.10

Less Distributions to Shareholders:
From net investment income	(0.40)		(0.39)		(0.37)		(0.36)		(0.38)
From return of capital	—	(b)	(0.01)		—		—		—

Total Distributions to Shareholders	(0.40)		(0.40)		(0.37)		(0.36)		(0.38)

Net Asset Value, End of Period	$10.30		$10.38		$10.73		$10.75		$10.60
Total return (c)	3.11	%(d)	0.47	%(d)	3.29	%(d)	4.86	%(d)	0.91	%(d)

Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	1.55%		1.57%		1.68%		1.76%		1.85%
Waiver/Reimbursement	0.17%		0.16%		0.15%		0.15%		0.15%
Net investment income (e)	3.83%		3.65%		3.27%		3.60%		2.76%
Portfolio turnover rate	121%		92%		80%		93%		61%
Net assets, end of period (000’s)	$7,051		$8,231		$8,547		$10,630		$18,934

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%, except for the year ended August 31, 2007 which had a 0.01% impact.

See Accompanying Notes to Financial Statements.

32

Financial Highlights – Columbia Federal Securities Fund

Selected data for a fund share outstanding throughout each period is as follows:

Class Z Shares
	Year Ended August 31,
	2007		2006		2005	2004	2003
Net Asset Value, Beginning of Period	$10.38		$10.73		$10.75	$10.60	$10.88

Income From Investment Operations:
Net investment income	0.48	(a)	0.46	(a)	0.44 (a)	0.46 (a)	0.40
Net realized and unrealized gain (loss) on investments and futures contracts	(0.07)		(0.32)		— (b)	0.14	(0.20)

Total from Investment Operations	0.41		0.14		0.44	0.60	0.20

Less Distributions to Shareholders:
From net investment income	(0.49)		(0.48)		(0.46)	(0.45)	(0.48)
From return of capital	—	(b)	(0.01)		—	—	—

Total Distributions to Shareholders	(0.49)		(0.49)		(0.46)	(0.45)	(0.48)

Net Asset Value, End of Period	$10.30		$10.38		$10.73	$10.75	$10.60
Total return (c)	3.99	%(d)	1.33	%(d)	4.16%	5.75%	1.77%

Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	0.70%		0.72%		0.83%	0.91%	1.00%
Waiver/Reimbursement	0.02%		0.01%		—	—	—
Net investment income (e)	4.68%		4.51%		4.12%	4.30%	3.47%
Portfolio turnover rate	121%		92%		80%	93%	61%
Net assets, end of period (000’s)	$104,504		$109,187		$39,680	$29,848	$9,857

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%, except for the year ended August 31, 2007 which had a 0.01% impact.

See Accompanying Notes to Financial Statements.

33

Notes to Financial Statements – Columbia Federal Securities Fund

August 31, 2007

Note 1. Organization

Columbia Federal Securities Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks as high a level of current income and total return as is consistent with prudent risk.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

34

Columbia Federal Securities Fund

August 31, 2007

Futures Contracts

The Fund may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and for nonhedging purposes. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund’s policy is to record the components of mortgage dollar rolls using “to be announced” mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor’s ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

35

Columbia Federal Securities Fund

August 31, 2007

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for amortization/accretion adjustments, paydown reclassifications and expired capital loss carryforwards were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$832,213	$8,439,448	$(9,271,661)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2007 and August 31, 2006 was as follows:

	August 31, 2007	August 31, 2006
Distributions paid from:
Ordinary Income*	$35,074,954	$38,218,952
Return of Capital	275,543	1,031,161

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

36

Columbia Federal Securities Fund

August 31, 2007

As of August 31, 2007, the components of distributable earnings on a tax basis were as follows:

Net Unrealized Appreciation*
$316,230

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and amortization/accretion adjustments.

Unrealized appreciation and depreciation at August 31, 2007, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$9,194,094
Unrealized depreciation	(8,877,864)
Net unrealized appreciation	$316,230

The following capital loss carryforwards, determined as of August 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$39,883,064
2009	29,849,094
2012	24,359
2014	10,286,822
2015	7,609,058
$87,652,397

Capital loss carryforwards of $9,271,661 expired during the year ended August 31, 2007. Expired capital loss carryforwards are recorded as a reduction of paid-in-capital. Of the capital loss carryforwards attributable to the Fund, $15,616,545, (expiring 08/31/08) remains from the Liberty Intermediate Government Fund’s merger with the Fund and $259,852 ($235,493 expiring on 8/31/08 and $24,359 expiring on 08/31/12) remains from Nations Government Securities Fund’s merger with the Fund.

Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2007 post-October capital losses of $1,974,049 attributed to security transactions were deferred to September 1, 2007.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.53%
$500 million to $1 billion	0.48%
$1 billion to $1.5 billion	0.45%
$1.5 billion to $3 billion	0.42%
Over $3 billion	0.40%

For the year ended August 31, 2007, Columbia voluntarily waived $193,502. For the year ended August 31, 2007, the Fund’s effective investment advisory fee rate was 0.49% of the Fund’s average daily net assets.

37

Columbia Federal Securities Fund

August 31, 2007

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly. Plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended August 31, 2007, the total amounts paid and payable to affiliates by the Fund under these agreements were $63,438 and $1,512, respectively.

Transfer Agent Fees

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20, may apply on certain accounts with a value below the initial minimum investment requirements for such accounts to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations. For the year ended August 31, 2007, these minimum account balance fees reduced total expenses by $29,557.

For the year ended August 31, 2007, the Fund’s effective transfer agent fee rate, inclusive of out-of-pocket expenses, sub-transfer agent fees and net of minimum account balance fees, was 0.11% of the Fund’s average daily net assets.

38

Columbia Federal Securities Fund

August 31, 2007

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the year ended August 31, 2007, the Distributor has retained net underwriting discounts of $11,627 on sales of the Fund’s Class A shares and received net CDSC fees of $319, $100,433 and $1,422 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”), which require the payment of a monthly service fee to the Distributor at the annual rate of up to 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of up to 0.75% of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually of the average daily net assets attributable to the Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended August 31, 2007, these credits reduced total expenses by $2,391 for the Fund.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

As a result of a fund merger, the fund assumed the assets and liabilities of the acquired fund. The deferred compensation plan of the acquired fund may be terminated at any time. Any payments to plan participants are paid solely out of the fund’s assets.

Note 5. Portfolio Information

For the year ended August 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $689,951,658 and $692,290,678, respectively, of which $645,904,865 and $661,539,067, respectively, were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in “Other expenses” in the Statement of Operations.

39

Columbia Federal Securities Fund

August 31, 2007

For the year ended August 31, 2007, the Fund did not borrow under these arrangements.

Note 7. Shares of Beneficial Interest

As of August 31, 2007, the Fund had one shareholder that held 8.8% of the Fund’s shares outstanding. These shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Securities Lending

The Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Disclosure of Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these

40

Columbia Federal Securities Fund

August 31, 2007

amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On September 18, 2007, the District Court approved the settlement, to be effective following the expiration of the appeal period. The funds’ adviser and/or its affiliates will be required, pursuant to the settlement, to make certain payments including plaintiffs’ attorneys’ fees and costs of notice to class members.

Note 10. Business Combinations & Mergers

On September 23, 2005, Nations Government Securities Fund merged into Columbia Federal Securities Fund. Columbia Federal Securities Fund received a tax-free transfer of assets from Nations Government Securities Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
13,669,771	$145,181,008	$270,304

Net Assets of Columbia Federal Securities Fund Prior to Combination	Net Assets of Nations Government Securities Fund Immediately Prior to Combination	Net Assets of Columbia Federal Securities Fund Immediately After Combination
$849,411,528	$145,181,008	$994,592,536

[1]	Unrealized appreciation is included in the Net Assets received.

41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Federal Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Federal Securities Fund (constituting part of Columbia Funds Series Trust I, hereafter referred to as the “Fund”) at August 31, 2007, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2007

42

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President–Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)

Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

[1]

In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the “Liberty Board”). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the “Columbia Board”) and of the CMG Fund Trust (the “CMG Funds Board”); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

43

Fund Governance (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)

President, St. Michaels College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader’s Digest (publishing)

[2]	Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

[3]	Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

44

Fund Governance (continued)

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, Inc., since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

45

Fund Governance (continued)

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President–Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

46

Columbia Funds

Growth funds

Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Core funds	Columbia Common Stock Fund Columbia Large Cap Core Fund Columbia Small Cap Core Fund
Value funds

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid funds

Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index funds	Columbia Large Cap Enhanced Core Fund Columbia Large Cap Index Fund Columbia Mid Cap Index Fund Columbia Small Cap Index Fund
Specialty funds	Columbia Convertible Securities Fund Columbia Real Estate Equity Fund Columbia Technology Fund
Global/International funds

Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

47

Taxable Bond funds

Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Tax-Exempt Bond funds

Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market funds

Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia Fund, visit our website at www.columbiafunds.com.

48

Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Federal Securities Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risks, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

49

Columbia Federal Securities Fund

Annual Report – August 31, 2007

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC - 42/135303-0807(10/07)07/44819

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eleven series of the registrant whose reports to stockholders are included in this annual filing.  Fee information for fiscal year ended August 31, 2007 also includes fees for two series that were merged into the registrant during the period. Comparative fee information for fiscal year ended August 31, 2006 also includes fees for two series that were merged into the registrant.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2007 and August 31, 2006 are approximately as follows:

2007	2006
$383,300	$356,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2007 and August 31, 2006 are approximately as follows:

2007	2006
$45,100	$63,300

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2007 and 2006, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2006 also includes Audit-Related Fees for agreed-upon procedures related to fund mergers.

During the fiscal years ended August 31, 2007 and August 31, 2006, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2007 and August 31, 2006 are approximately as follows:

2007	2006
$94,900	$85,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  Both fiscal years 2007 and 2006 also include tax fees for agreed-upon procedures related to fund mergers and the review of final tax returns and foreign tax assistance.

During the fiscal years ended August 31, 2007 and August 31, 2006, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2007 and August 31, 2006 are approximately as follows:

2007	2006
$500	$2,500

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In both fiscal years 2007 and 2006, All Other Fees consist of fees billed for agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2007 and August 31, 2006 are approximately as follows:

2007	2006
$849,100	$ 361,600

In both fiscal years 2007 and 2006, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended August 31, 2007 and August 31, 2006 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2007 and August 31, 2006 are approximately as follows:

2007	2006
$989,600	$513,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	October 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	October 30, 2007

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	October 30, 2007